   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 15, 2006



                                              SECURITIES ACT FILE NO. 333-128084

                                       INVESTMENT COMPANY ACT FILE NO. 811-21437
________________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------

                                    FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)


[x] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


[x] PRE-EFFECTIVE AMENDMENT NO. 1

[ ] POST-EFFECTIVE AMENDMENT NO.

                                     AND/OR


[x] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


[x] AMENDMENT NO. 9

                              -------------------

                                 COHEN & STEERS
                       REIT AND UTILITY INCOME FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                              -------------------


                                280 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 832-3232


                                ROBERT H. STEERS
                    COHEN & STEERS CAPITAL MANAGEMENT, INC.
                                280 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 832-3232
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              -------------------

                                WITH COPIES TO:


     SARAH E. COGAN, ESQ.        LEONARD B. MACKEY, JR., ESQ.
SIMPSON THACHER & BARTLETT LLP      CLIFFORD CHANCE US LLP
     425 LEXINGTON AVENUE             31 WEST 52ND STREET
   NEW YORK, NEW YORK 10017        NEW YORK, NEW YORK 10019
        (212) 455-2000                  (212) 878-8000


                              -------------------

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.
    If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]
                              -------------------


        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                        PROPOSED           PROPOSED
                                                        MAXIMUM            MAXIMUM
         TITLE OF SECURITIES            AMOUNT BEING   OFFERING PRICE     AGGREGATE         AMOUNT OF REGISTRATION
           BEING REGISTERED             REGISTERED     PER SHARE(1)     OFFERING PRICE(1)     FEE(1)(2)
Series M28 Auction Market Preferred
  Shares, par value $0.001............     2,200          $25,000          $55,000,000              $5,885


(1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457.

(2) Includes registration fees paid on September 2, 2005 of $117.60.

                              -------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

________________________________________________________________________________

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                             SUBJECT TO COMPLETION
                 PRELIMINARY PROSPECTUS DATED FEBRUARY 15, 2006


PROSPECTUS


                                  $55,000,000
                                 COHEN & STEERS
                       REIT AND UTILITY INCOME FUND, INC.
                    AUCTION MARKET PREFERRED SHARES ('AMPS')
                            2,200 SHARES, SERIES M28
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                               -----------------


   Cohen & Steers REIT and Utility Income Fund, Inc. (the 'Fund') is offering 2,200 Series M28 Auction Market Preferred Shares. The shares are referred to in this prospectus as 'AMPS.' The Fund is a non-diversified, closed-end management investment company. The Fund's primary investment objective is high current income and its secondary investment objective is capital appreciation.



   There can be no assurance that the Fund will achieve its investment objectives. See 'Investment Objectives and Policies' and 'Risk Factors.'



   Under normal market conditions, the Fund invests:



     at least 80% of its managed assets in a portfolio of securities issued by real estate companies, such as real estate investment trusts or 'REITs,' and companies engaged in the utilities industry ('utility companies'). Subject to the parameters specified below, the Investment Manager, Cohen & Steers Capital Management, Inc., retains broad discretion to allocate the Fund's investments between securities issued by companies in the real estate and utilities industries in a manner it believes will best achieve the Fund's investment objectives. Managed assets equal the net asset value of the Fund's Common Shares plus the liquidation value of any AMPS and other outstanding shares of preferred stock plus the principal amount of any borrowings; and


                                                   (continued on following page)


   INVESTING IN THE AMPS INVOLVES RISKS THAT ARE DESCRIBED IN THE 'RISK FACTORS' SECTION BEGINNING ON PAGE 41 OF THIS PROSPECTUS. THE MINIMUM PURCHASE AMOUNT OF THE AMPS IS $25,000.

                               -----------------


                                                              PER SHARE               TOTAL
                                                              ---------               -----
Public offering price.......................................   $25,000             $55,000,000
Sales load..................................................      $250                $550,000
Proceeds to the Fund(1).....................................   $24,750             $54,450,000



   (1) Not including offering expenses payable by the Fund estimated to be $343,885



   The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the AMPS are first issued.


   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


   The underwriters are offering the AMPS subject to various conditions. The AMPS will be ready for delivery in book-entry form only through the facilities
of The Depository Trust Company on or about          , 2006.


                               -----------------


MERRILL LYNCH & CO.
                      DEUTSCHE BANK SECURITIES
                                          UBS INVESTMENT BANK
                                                             WACHOVIA SECURITIES

                               -----------------


                The date of this prospectus is           , 2006.

(continued from previous page)

     at least 65% of its managed assets in common stocks, preferred stocks and other equity securities issued by real estate companies, including REITs, and utility companies, with at least 25% of its managed assets invested in equity securities issued by real estate companies and at least 25% in equity securities issued by utility companies.

   In addition, under normal market conditions, the Fund may invest:

     up to 20% of its managed assets in preferred securities and other fixed income securities that are not issued by real estate or utility companies;

     up to 25% of its managed assets in preferred securities and other fixed income securities that at the time of the investment are rated below investment grade or that are unrated but judged to be below investment grade by the Fund's Investment Manager; and

     up to 20% of its managed assets in U.S. dollar-denominated securities of foreign issuers traded or listed on a U.S. securities exchange or in the U.S. over-the-counter market.


   Investors in the AMPS will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for the AMPS. The AMPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. As of February 8, 2006, the Fund had outstanding 25,800 shares of eight other series of auction market preferred stock: 3,360 Series M7 AMPS, par value $.001 per share (the 'Series M7 AMPS'), 3,360 Series T7 AMPS, par value $.001 per share (the 'Series T7 AMPS'), 3,360 Series W7 AMPS, par value $.001 per share (the 'Series W7 AMPS'), 3,360 Series TH7 AMPS, par value $.001 per share (the 'Series TH7 AMPS'), 3,360 Series F7 AMPS, par value $.001 per share (the 'Series F7 AMPS'), 3,000 Series T28 AMPS, par value $.001 per share (the 'Series T28 AMPS'), 3,000 Series W28 AMPS, par value $.001 per share (the 'Series W28 AMPS') and 3,000 Series F28 AMPS, par value $.001 per share (the 'Series F28 AMPS' and together with the Series M7 AMPS, Series T7 AMPS,
Series W7 AMPS, Series TH7 AMPS, Series F7 AMPS, Series T28 AMPS, and
Series W28 AMPS, the 'Outstanding AMPS'). The AMPS offered in this prospectus rank on a parity with the Series M7 AMPS, Series T7 AMPS, Series W7 AMPS,
Series TH7 AMPS, Series F7 AMPS, Series T28 AMPS, Series W28 AMPS and
Series F28 AMPS with respect to dividends and liquidation preference. The AMPS have priority over the Fund's Common Shares as to dividends and distribution of assets as described in this prospectus. See 'Description of AMPS.' The dividend
rate for the initial dividend period will be    % for the AMPS. The initial
dividend period is from the date of issuance through March 20, 2006. For subsequent dividend periods, the AMPS will pay dividends based on a rate set at auction, usually held every 28 days. Prospective purchasers should note: (1) a buy order (called a 'bid order') or sell order is a commitment to buy or sell the AMPS based on the results of an auction; and (2) purchases and sales will be settled on the next business day after the auction. Investors may only buy or sell the AMPS through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this prospectus. Broker-dealers are not required to maintain a secondary market in the AMPS, and a secondary market may not provide you with liquidity. The Fund may redeem the AMPS as described under 'Description of AMPS -- Redemption.'



   The AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.



   The AMPS will be senior to the Fund's outstanding Common Shares. The AMPS are not listed on an exchange. The Fund's Common Shares are traded on the New York Stock Exchange (the 'NYSE') under the symbol 'RTU.' It is a condition of closing this offering that the AMPS be offered with the highest credit quality rating from at least two of Standards & Poor's Rating Services Group, a division of The McGraw-Hill Companies, Inc. ('S&P'), Moody's Investors Service, Inc. ('Moody's') and Fitch Ratings ('Fitch').



   This prospectus concisely sets forth information about the Fund you should know before investing. You should read the prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional
Information, dated         , 2006, as it may be supplemented (the 'SAI'),
containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 89 of this Prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund, and make shareholder inquiries by calling (800) 437-9912, by writing to the Fund or from the Fund's web site (http://www.cohenandsteers.com). You also may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Prospectus Summary..........................................    4
Financial Highlights........................................   25
The Fund....................................................   27
Use of Proceeds.............................................   27
Capitalization..............................................   28
Investment Objectives and Policies..........................   29
Use of Leverage.............................................   39
Risk Factors................................................   41
How the Fund Manages Risk...................................   59
Management of the Fund......................................   61
Description of AMPS.........................................   63
The Auction.................................................   71
Description of Common Shares................................   78
Certain Provisions of the Charter and By-Laws...............   78
Conversion to Open-End Fund.................................   80
Repurchase of Common Shares.................................   80
U.S. Federal Taxation.......................................   81
Underwriting................................................   86
Custodian, Auction Agent, Transfer Agent, Dividend Paying
  Agent and Registrar.......................................   87
Legal Opinions..............................................   87
Independent Registered Public Accounting Firm...............   87
Further Information.........................................   87
Table of Contents of the Statement of Additional
  Information...............................................   89


                              -------------------
    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE AND THE UNDERWRITERS HAVE NOT AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE AND THE UNDERWRITERS ARE NOT MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. OUR BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

                               PROSPECTUS SUMMARY


    This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund's AMPS. You should review the more detailed information contained in this prospectus and in the SAI, especially the information set forth under the heading 'Risk Factors.'



THE FUND.....................................  Cohen & Steers REIT and Utility Income Fund, Inc.
                                               (the 'Fund') is a non-diversified, closed-end
                                               management investment company. The Fund was organized
                                               as a Maryland corporation on October 1, 2003 and is
                                               registered under the Investment Company Act of 1940,
                                               as amended (the '1940 Act'). The Fund commenced
                                               investment operations on January 30, 2004, upon the
                                               closing of an initial public offering of 52,500,000
                                               Common Shares, par value $0.001 per share ('Common
                                               Shares'). The Fund issued 3,360 Series M7 AMPS, 3,360
                                               Series T7 AMPS, 3,360 Series W7 AMPS, 3,360
                                               Series TH7 AMPS, 3,360 Series F7 AMPS, 3,000
                                               Series T28 AMPS, and 3,000 Series F28 AMPS on March
                                               23, 2004. The Fund issued 3,000 Series W28 AMPS, par
                                               value $.001 per share on January 18, 2005. References
                                               to the Outstanding AMPS refer to Auction Market
                                               Preferred Shares. As of February 8, 2006, the Fund
                                               had 58,858,135 Common Shares outstanding and net
                                               assets, plus the liquidation value of the Outstanding
                                               AMPS, of $1,930,710,534. The Fund's principal office
                                               is located at 280 Park Avenue, New York, New York
                                               10017, and its telephone number is (212) 832-3232.
THE OFFERING.................................  The Fund is offering 2,200 Series M28 Auction Market
                                               Preferred Shares, par value $.001 per share (the
                                               'AMPS'), at a purchase price of $25,000 per share
                                               plus dividends, if any, that have accumulated from
                                               the date the Fund first issues the AMPS. The AMPS are
                                               offered through a group of underwriters led by
                                               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                               ('Merrill Lynch').
                                               The AMPS entitle their holders to receive cash
                                               dividends at an annual rate that may vary for the
                                               successive dividend periods for the AMPS. In general,
                                               except as described under ' -- Dividends and Rate
                                               Periods' below and 'Description of AMPS -- Dividends
                                               and Rate Periods,' the dividend period for the AMPS
                                               will be 28 days. The auction agent will determine the
                                               dividend rate for a particular period by an auction
                                               conducted on

                                               the business day immediately prior to the start of
                                               that rate period. See 'The Auction.'
                                               The AMPS are not listed on an exchange. Instead,
                                               investors may buy or sell the AMPS in an auction by
                                               submitting orders to broker-dealers that have entered
                                               into an agreement with the auction agent and the
                                               Fund.
                                               Generally, investors in the AMPS will not receive
                                               certificates representing ownership of their shares.
                                               The securities depository (The Depository Trust
                                               Company ('DTC') or any successor) or its nominee for
                                               the account of the investor's broker-dealer will
                                               maintain record ownership of the AMPS in book-entry
                                               form. An investor's broker-dealer, in turn, will
                                               maintain records of that investor's beneficial
                                               ownership of the AMPS.
RATINGS......................................  The Fund will issue the AMPS only if such shares have received the highest credit quality rating from at
                                               least two of S&P, Moody's and Fitch. These ratings
                                               are an assessment of the capacity and willingness of
                                               an issuer to pay preferred stock obligations. The
                                               ratings are not a recommendation to purchase, hold or
                                               sell those shares inasmuch as the rating does not
                                               comment as to the market price or suitability for a
                                               particular investor. The ratings described above also
                                               do not address the likelihood that an owner of the
                                               AMPS will be able to sell such shares in an auction
                                               or otherwise. The ratings are based on current
                                               information furnished to the rating agencies by the
                                               Fund and the Investment Manager and information
                                               obtained from other sources. The ratings may be
                                               changed, suspended or withdrawn in the rating
                                               agencies' discretion as a result of changes in, or
                                               the unavailability of, such information. See
                                               'Description of AMPS -- Rating Agency Guidelines.'
USE OF PROCEEDS..............................  The net proceeds of this offering will be invested in accordance with the policies set forth under
                                               'Investment Objectives and Policies.' We estimate
                                               that the net proceeds of this offering will be fully
                                               invested in accordance with our investment objectives
                                               and policies within four months of the completion of
                                               this offering.
                                               The Fund intends to invest the proceeds of this
                                               offering in preferred stocks and equity securities
                                               issued by real estate companies such as REITs and by
                                               utility companies. Pending such investment, those
                                               proceeds may

                                               be invested in U.S. Government securities or high
                                               quality, short-term money market instruments.

INVESTMENT OBJECTIVES AND POLICIES...........  The Fund's primary investment objective is high current income. Capital appreciation is the Fund's
                                               secondary objective. The Fund's investment objectives
                                               and certain investment policies are considered
                                               fundamental and may not be changed without
                                               stockholder approval. See 'Investment Objectives and
                                               Policies.'
                                               Under normal market conditions, the Fund seeks to
                                               achieve its objectives through a portfolio of income
                                               producing securities issued by REITs and utility
                                               companies. The Fund currently invests approximately
                                               46% of its managed assets in common stocks and
                                               preferred securities issued by REITs, approximately
                                               43% of its managed assets in common stocks and
                                               preferred securities in utility companies and
                                               approximately 8% of its managed assets in preferred
                                               securities and other fixed income securities. These
                                               percentages will vary from time to time, consistent
                                               with the Fund's investment objectives and policies,
                                               although the Fund will normally invest at least 25%
                                               of its managed assets in common stocks, preferred
                                               stocks and other equity securities issued by real
                                               estate companies, including REITs, and at least 25%
                                               of its managed assets in common stocks, preferred
                                               stocks and other equity securities issued by utility
                                               companies. At any time, under normal circumstances,
                                               at least 80% of the Fund's managed assets will be
                                               invested in securities issued by REITs and utility
                                               companies.
                                               Investment Strategies. In making investment decisions
                                               with respect to common stocks and other equity
                                               securities issued by real estate companies, including
                                               REITs, the Investment Manager relies on a fundamental
                                               analysis of each company. The Investment Manager
                                               reviews each company's potential for success in light
                                               of the company's current financial condition, its
                                               industry and sector position, and economic and market
                                               conditions. The Investment Manager evaluates a number
                                               of factors, including earnings growth potential,
                                               earnings quality, dividend payout ratio, the quality
                                               of management and corporate governance. The
                                               Investment Manager utilizes a value-oriented approach
                                               and evaluates each company's relative valuation on
                                               the basis of price/cash flow multiples, net asset
                                               value and dividend yield.

                                               In making investment decisions with respect to common
                                               stocks and other equity securities issued by utility
                                               companies, the Investment Manager relies on a
                                               fundamental analysis of each company. Securities are
                                               evaluated for their potential to provide an
                                               attractive total return, as well as secure current
                                               dividend income. The Investment Manager intends to
                                               focus on companies that have above-average dividend
                                               yields, or superior growth potential either as a
                                               result of earnings growth or through an increase in
                                               the dividend payout ratio. The Investment Manager
                                               reviews each company's potential for success in light
                                               of general economic and industry trends, as well as
                                               the company's quality of management, financial
                                               condition, business plan, industry and sector market
                                               position, dividend payout ratio and corporate
                                               governance. The Investment Manager utilizes a
                                               value-oriented approach, and evaluates each company's
                                               valuation on the basis of relative price/cash flow
                                               and price/earnings multiples, earnings growth rate,
                                               dividend yield and price/book value, among other
                                               metrics.
                                               In making investment decisions with respect to
                                               preferred securities and other fixed income
                                               securities, the Investment Manager seeks to select
                                               securities it believes are undervalued on the basis
                                               of risk and return profiles. In making these
                                               determinations, the Investment Manager evaluates the
                                               fundamental characteristics of an issuer, including
                                               an issuer's creditworthiness, and also takes into
                                               account prevailing market factors. In analyzing
                                               credit quality, the Investment Manager considers not
                                               only fundamental analysis, but also an issuer's
                                               corporate and capital structure and the placement of
                                               the preferred or debt securities within that
                                               structure. The Investment Manager also takes into
                                               account other factors, such as call and other
                                               structural features, event risk, the likely
                                               directions of ratings and relative value versus other
                                               income security classes, among others.
                                               Securities Issued by REITs. Under normal market
                                               conditions, at least 25% of the Fund's managed assets
                                               will be invested in common stocks, preferred stocks
                                               and other equity securities issued by real estate
                                               companies, consisting primarily of REITs.
                                               Substantially all of the securities issued by REITs
                                               in which the Fund intends to invest are traded on a
                                               national securities exchange or in

                                               the over-the-counter market. A real estate company
                                               derives at least 50% of its revenue from real estate
                                               or has at least 50% of its assets in real estate. A
                                               REIT is a company dedicated to owning, and usually
                                               operating, income producing real estate, or to
                                               financing real estate. REITs are generally not taxed
                                               on income distributed to stockholders provided they
                                               distribute to their stockholders substantially all of
                                               their taxable income (other than net capital gains)
                                               and otherwise comply with the requirements of the
                                               Internal Revenue Code of 1986, as amended (the
                                               'Code'). As a result, REITs generally pay relatively
                                               higher dividends (as compared to other types of
                                               companies) and the Fund intends to use these REIT
                                               dividends in an effort to meet its objective of high
                                               current income. Dividends paid by REITs will not be
                                               eligible for the dividends received deduction (the
                                               'DRD') under Section 243 of the Code and are
                                               generally not considered 'qualified dividend income'
                                               eligible for reduced rates of taxation. The DRD
                                               generally allows corporations to deduct 70% of the
                                               income they receive from dividends that are paid out
                                               of earnings and profits of the issuer. Pursuant to
                                               recently enacted legislation, individuals will
                                               generally be taxed at long-term capital gain rates on
                                               qualified dividend income for taxable years beginning
                                               on or before December 31, 2008.
                                               Securities Issued by Utility Companies. Under normal
                                               market conditions, at least 25% of the Fund's managed
                                               assets will be invested in common stocks, preferred
                                               stocks and other equity securities issued by utility
                                               companies. Substantially all of the securities issued
                                               by utility companies in which the Fund intends to
                                               invest are traded on a national securities exchange
                                               or in the over-the-counter market. Utility companies
                                               generally pay dividends on their equity securities
                                               that qualify for the DRD and for the benefits under
                                               the rules relating to qualified dividend income.
                                               Corporate stockholders are generally permitted to
                                               claim a deduction with respect to that portion of
                                               their distributions attributable to amounts received
                                               by the Fund that qualify for the DRD. Under current
                                               law, individuals will generally be taxed at long-
                                               term capital gain rates on qualified dividend income.
                                               The Fund generally can pass the tax treatment of
                                               qualified

                                               dividend income it receives through to stockholders,
                                               provided that holding period and other requirements
                                               are met.
                                               Utility companies derive at least 50% of their
                                               revenues from, or have at least 50% of their assets
                                               committed to, the:
                                                  generation, transmission, sale or distribution of
                                               electric energy;
                                                  distribution, purification and treatment of water;
                                                  provision of sewage management, treatment or other
                                                  sanitary services;
                                                  production, transmission or distribution of
                                                  natural gas;
                                                  provision of products, services and equipment for
                                                  infrastructure operations, such as airports, toll
                                                  roads and municipal services; and
                                                  provision of communications services, including
                                               cable television, satellite, microwave, radio,
                                                  telephone and other communications media.
                                               Preferred Securities. The Fund may invest in
                                               preferred securities issued by real estate companies,
                                               including REITs, utility companies and other types of
                                               issuers. There are two basic types of preferred
                                               securities. The first, sometimes referred to in this
                                               prospectus as traditional preferred securities,
                                               consists of preferred stock issued by an entity
                                               taxable as a corporation. Preferred stocks are
                                               considered equity securities. The second basic type
                                               is referred to in this prospectus as hybrid-preferred
                                               securities. Hybrid-preferred securities are usually
                                               issued by a trust or limited partnership and often
                                               represent preferred interests in subordinated debt
                                               instruments issued by a corporation for whose benefit
                                               the trust or partnership was established.
                                               Hybrid-preferred securities are considered debt
                                               securities. Preferred securities pay fixed or
                                               floating dividends to investors and have 'preference'
                                               over common stock in the payment of dividends and the
                                               liquidation of a company's assets. This means that a
                                               company must pay dividends on preferred stock before
                                               paying dividends on its common stock. Preferred
                                               stockholders usually have no right to vote for
                                               corporate directors or on other matters. The hybrid
                                               and REIT preferred securities in which the Fund
                                               intends to invest (generally referred to in this
                                               prospectus as taxable

                                               preferred securities) do not qualify for the DRD and
                                               are not expected to provide significant benefits
                                               under the rules relating to qualified dividend
                                               income. As a result, any corporate stockholder who
                                               otherwise would qualify for the DRD, and any
                                               individual stockholder who otherwise would qualify to
                                               be taxed at long-term capital gain rates on qualified
                                               dividend income, should assume that none of the
                                               distributions the stockholder receives from the Fund
                                               attributable to taxable preferred securities will
                                               qualify for the DRD or provide significant benefits
                                               under the rules relating to qualified dividend
                                               income. Distributions received from the Fund
                                               attributable to traditional preferred securities,
                                               other than those issued by REITs, generally would
                                               qualify for the DRD as to any corporate stockholder
                                               and would qualify to be taxed at long-term capital
                                               gains rates as to any individual stockholder.
                                               Debt Securities. The Fund may invest in debt
                                               securities issued by real estate companies, including
                                               REITs, utility companies and other types of issuers.
                                               The Fund's investments in debt securities may include
                                               investments in convertible debt securities,
                                               convertible preferred securities, U.S.
                                               dollar-denominated corporate debt securities issued
                                               by domestic and non-U.S. corporations and U.S.
                                               dollar-denominated government debt securities issued
                                               or guaranteed by the U.S. Government or its agencies
                                               or instrumentalities or a non-U.S. Government or its
                                               agencies or instrumentalities.
                                               Lower Rated Securities. The Fund may invest up to 25%
                                               of its managed assets in securities that at the time
                                               of investment are rated below investment grade (below
                                               Baa3 or BBB - ) by Moody's, S&P, Fitch or an
                                               equivalent rating by a nationally recognized
                                               statistical rating agency or that are unrated but
                                               judged to be below investment grade by the Fund's
                                               Investment Manager. A security will not be considered
                                               to be below investment grade quality if it is rated
                                               within the four highest grades (Baa or BBB or better)
                                               by Moody's, S&P, Fitch or an equivalent rating by a
                                               nationally recognized statistical rating agency or is
                                               unrated but judged to be of comparable quality by the
                                               Fund's Investment Manager. These below investment
                                               grade quality securities are commonly referred to as
                                               'junk bonds' and are regarded as having predominantly
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
                                               speculative characteristics with respect to the
                                               payment of interest and repayment of principal.
                                               While the Fund does not currently intend to invest in
                                               illiquid securities (i.e., securities that are not
                                               readily marketable), it may invest up to 10% of its
                                               managed assets in illiquid securities.
                                               The Fund may invest up to 20% of its managed assets
                                               in preferred securities and other fixed-income
                                               securities that are not issued by real estate or
                                               utility companies.
                                               The Fund also may invest up to 20% of its managed
                                               assets in U.S. dollar-denominated securities of
                                               foreign issuers traded or listed on a U.S. securities
                                               exchange or the U.S. over-the-counter market.
                                               The Fund will generally not invest more than 10% of
                                               its managed assets in the securities of one issuer.
                                               The Fund may engage in portfolio trading when
                                               considered appropriate, but short-term trading will
                                               not be used as the primary means of achieving the
                                               Fund's investment objectives.
                                               There are no limits on portfolio turnover, and
                                               investments may be sold without regard to length of
                                               time held when, in the opinion of the Investment
                                               Manager, investment considerations warrant such
                                               action. A higher portfolio turnover rate results in
                                               correspondingly greater brokerage commissions and
                                               other transactional expenses that are borne by the
                                               Fund. High portfolio turnover may result in the
                                               realization of net short-term capital gains by the
                                               Fund which, when distributed to stockholders, will be
                                               taxable as ordinary income.
                                               Although not intended to be a significant element in
                                               the Fund's investment strategy, from time to time the
                                               Fund may use various other investment management
                                               techniques that also involve certain risks and
                                               special considerations including: engaging in
                                               interest rate and credit derivatives transactions and
                                               using options and financial futures.
                                               There can be no assurance that the Fund's investment
                                               objectives will be achieved. See 'Investment
                                               Objectives and Policies.'
INVESTMENT MANAGER...........................  Cohen & Steers Capital Management, Inc. (the
                                               'Investment Manager') is the investment manager of
                                               the
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
                                               Fund pursuant to an Investment Management Agreement.
                                               The Investment Manager was formed in 1986, and as of
                                               January 31, 2006 had approximately $21.6 billion in
                                               assets under management. Its clients include pension
                                               plans, endowment funds and mutual funds, including
                                               some of the largest open-end and closed-end real
                                               estate funds. The Investment Manager, whose principal
                                               business address is 280 Park Avenue, New York,
                                               New York 10017, is also responsible for providing
                                               administrative services, and assisting the Fund with
                                               operational needs pursuant to an administration
                                               agreement (the 'Administration Agreement'). In
                                               accordance with the terms of the Administration
                                               Agreement, the Fund has entered into an agreement
                                               with State Street Bank and Trust Company ('State
                                               Street Bank') to perform certain administrative
                                               functions subject to the supervision of the
                                               Investment Manager (the 'Sub-Administration
                                               Agreement'). See 'Management of the
                                               Fund -- Administration and Sub-Administration
                                               Agreement.'
USE OF LEVERAGE..............................  The Fund may, but is not required to, use financial leverage for investment purposes. In addition to
                                               issuing the AMPS, the Fund may borrow money or issue
                                               debt securities such as commercial paper or notes.
                                               Any such borrowings will have seniority over the AMPS
                                               and any other outstanding shares of preferred stock,
                                               and payments to holders of the AMPS and any other
                                               outstanding shares of preferred stock in liquidation
                                               or otherwise will be subject to the prior payment of
                                               any borrowings. Since the Investment Manager's fee is
                                               based upon a percentage of the Fund's managed assets,
                                               which include assets attributable to any outstanding
                                               leverage, the investment management fee will be
                                               higher if the Fund is leveraged and the Investment
                                               Manager will have an incentive to be more aggressive
                                               and leverage the Fund. See 'Use of Leverage.'
PRINCIPAL INVESTMENT RISKS...................  Risk is inherent in all investing. Therefore, before investing in AMPS and the Fund you should consider
                                               certain risks carefully. The primary risks of
                                               investing in AMPS are:
                                                  the Fund will not be permitted to declare
                                               dividends or other distributions with respect to your
                                                  AMPS or redeem your AMPS unless the Fund meets
                                                  certain
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
                                                  asset coverage requirements required by the 1940
                                                  Act and the rating agencies;
                                                  if you try to sell your AMPS between auctions you
                                                  may not be able to sell any or all of your shares
                                                  or you may not be able to sell them for $25,000
                                                  per share or $25,000 per share plus accumulated
                                                  but unpaid dividends, if any, whether or not
                                                  earned or declared. If the Fund has designated a
                                                  special rate period, changes in interest rates
                                                  could affect the price you would receive if you
                                                  sold your shares in the secondary market. You may
                                                  transfer your shares outside of auctions only to
                                                  or through a broker-dealer that has entered into
                                                  an agreement with the auction agent and the Fund
                                                  or other person as the Fund permits;
                                                  if an auction fails, you may not be able to sell
                                               some or all of your AMPS;
                                                  you may receive less than the price you paid for
                                               your AMPS if you sell them outside of the auction,
                                                  especially when market interest rates are rising;
                                                  a rating agency could downgrade the rating
                                               assigned to the AMPS, which could affect liquidity;
                                                  the Fund may be forced to redeem your AMPS to meet
                                                  regulatory or rating agency requirements or may
                                                  voluntarily redeem your shares in certain
                                                  circumstances;
                                                  restrictions imposed by the 1940 Act and by rating
                                                  agencies on the declaration and payment of
                                                  dividends to the holders of the Fund's Common
                                                  Shares and AMPS and other outstanding shares of
                                                  preferred stock might impair the Fund's ability to
                                                  maintain its qualification as a regulated
                                                  investment company for Federal income tax
                                                  purposes;
                                                  in certain circumstances, the Fund may not earn
                                                  sufficient income from its investments to pay
                                                  dividends on AMPS;
                                                  the AMPS will be junior to any borrowings;
                                                  any borrowings may constitute a substantial lien
                                               and burden on the AMPS by reason of its priority
                                                  claim against the income of the Fund and against
                                                  the net assets of the Fund in liquidation;
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
                                                  if the Fund leverages through borrowings, the Fund
                                                  may not be permitted to declare dividends or other
                                                  distributions with respect to the AMPS or purchase
                                                  AMPS unless at the time thereof the Fund meets
                                                  certain asset coverage requirements and the
                                                  payments of principal and of interest on any such
                                                  borrowings are not in default;
                                                  the value of the Fund's investment portfolio may
                                                  decline, reducing the asset coverage for the AMPS;
                                                  and
                                                  if an issuer of a common stock in which the Fund
                                                  invests experiences financial difficulties or if
                                                  an issuer's preferred stock or debt security is
                                                  downgraded or defaults or if an issuer in which
                                                  the Fund invests is affected by other adverse
                                                  market factors, there may be a negative impact on
                                                  the income and/or asset value of the Fund's
                                                  investment portfolio. See 'Risk Factors -- Risks
                                                  of Investing in AMPS.'
                                               In addition, although the offering of AMPS is
                                               conditioned upon receipt of ratings of 'AAA' from S&P
                                               and 'Aaa' from Moody's for the AMPS, there are
                                               additional risks related to the investment policies
                                               of and an investment in the Fund, such as:
                                               Auction Risk. The dividend rate for the AMPS normally
                                               is set through an auction process. In the auction,
                                               holders of AMPS may indicate the dividend rate at
                                               which they would be willing to hold or sell their
                                               AMPS or purchase additional AMPS. The auction also
                                               provides liquidity for the sale of AMPS. An auction
                                               fails if there are more AMPS offered for sale than
                                               there are buyers. You may not be able to sell your
                                               AMPS at an auction if the auction fails. A holder of
                                               the AMPS therefore can be given no assurance that
                                               there will be sufficient clearing bids in any auction
                                               or that the holder will be able to sell its AMPS in
                                               an auction. Also, if you place bid orders (orders to
                                               retain AMPS) at an auction only at a specified
                                               dividend rate, and that rate exceeds the rate set at
                                               the auction, you will not retain your AMPS.
                                               Additionally, if you buy AMPS or elect to retain AMPS
                                               without specifying a dividend rate below which you
                                               would not wish to buy or continue to hold those AMPS,
                                               you could receive a lower rate of return on your AMPS
                                               than the market rate. Finally, the dividend periods
                                               for
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
                                               the AMPS may be changed by the Fund, subject to
                                               certain conditions and with notice to the holders of
                                               AMPS, which could also affect the liquidity of your
                                               investment.
                                               As noted above, if there are more AMPS offered for
                                               sale than there are buyers for those AMPS in any
                                               auction, the auction will fail and you may not be
                                               able to sell some or all of your AMPS at that time.
                                               The relative buying and selling interest of market
                                               participants in your AMPS and in the auction rate
                                               securities market as a whole will vary over time, and
                                               such variations may be affected by, among other
                                               things, news relating to the Fund, the attractiveness
                                               of alternative investments, the perceived risk of
                                               owning the security (whether related to credit,
                                               liquidity or any other risk), the tax treatment
                                               accorded the instruments, the accounting treatment
                                               accorded auction rate securities, including recent
                                               clarifications of U.S. generally accepted accounting
                                               principles relating to the treatment of auction rate
                                               securities, reactions to regulatory actions or press
                                               reports, financial reporting cycles and market
                                               sentiment generally. Shifts of demand in response to
                                               any one or simultaneous particular events cannot be
                                               predicted and may be short-lived or exist for longer
                                               periods.
                                               Securities and Exchange Commission Inquiries. Certain
                                               of the underwriters have advised the Fund that those
                                               underwriters and various other broker-dealers and
                                               other firms that participate in the auction rate
                                               securities market received letters from the staff of
                                               the Securities and Exchange Commission in May of
                                               2004. The letters requested that each of these firms
                                               voluntarily conduct an investigation regarding its
                                               respective practices and procedures in that market.
                                               Pursuant to these requests, each of those
                                               underwriters conducted its own voluntary review and
                                               reported its findings to the Securities and Exchange
                                               Commission staff. At the Securities and Exchange
                                               Commission staff's request, those underwriters are
                                               engaging in discussions with the Securities and
                                               Exchange Commission staff that may lead to a
                                               resolution of its inquiry. These underwriters and the
                                               Fund believe that a resolution of the inquiry will
                                               not has a significant effect on the market for the
                                               AMPS or the auctions.
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
                                               Real Estate Risks. Since at least 25% of the Fund's
                                               total assets normally will be concentrated in common
                                               stocks, preferred stocks and other equity securities
                                               of real estate companies, consisting primarily of
                                               REITs, your investment in the Fund will be
                                               significantly impacted by the performance of the real
                                               estate markets. Property values may fall due to
                                               increasing vacancies or declining rents resulting
                                               from economic, legal, cultural or technological
                                               developments. REIT prices also may drop because of
                                               the failure of borrowers to pay their loans and poor
                                               management. Many REITs utilize leverage, which
                                               increases investment risk and could adversely affect
                                               a REIT's operations and market value in periods of
                                               rising interest rates as well as risks normally
                                               associated with debt financing. In addition, there
                                               are specific risks associated with particular sectors
                                               of real estate investments such as retail, office,
                                               hotel, healthcare, and multifamily properties.
                                               Utilities Risks. Since at least 25% of the Fund's
                                               managed assets normally will be concentrated in
                                               common stocks, preferred stocks and other equity
                                               securities of utilities companies, your investment in
                                               the Fund will be significantly impacted by the
                                               performance of the utilities industry. Issuers in the
                                               utilities industry are subject to a variety of
                                               factors that may adversely affect their business or
                                               operations. These factors include higher interest
                                               costs in connection with capital construction,
                                               governmental regulation of rates charged to
                                               customers, economic slowdowns and surplus of capacity
                                               and increased competition from other providers of
                                               utility services. See 'Risk Factors -- General Risks
                                               of Investing in the Fund -- General Real Estate
                                               Risks.'
                                               Preferred Securities Risks. There are also special
                                               risks associated with investing in preferred
                                               securities. Preferred securities are more sensitive
                                               to changes in interest rates than common stocks. When
                                               interest rates rise, the value of preferred stocks
                                               may fall. Other risks include deferral or omission of
                                               distributions, greater credit risk than more senior
                                               debt securities, less liquidity than common stocks,
                                               limited voting rights and special redemption rights.
                                               See 'Risk Factors -- Special Risks Related to
                                               Preferred Securities.'
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
                                               Foreign Securities Risks. Under normal market
                                               conditions, the Fund may invest up to 20% of its
                                               total assets in U.S. dollar-denominated securities of
                                               foreign issuers traded or listed on a U.S. securities
                                               exchange or in the U.S. over-the-counter market. Such
                                               investments involve certain risks not involved in
                                               domestic investments, including the risk of blockage
                                               of foreign currency exchanges by foreign countries,
                                               less rigorous disclosure or accounting standards and
                                               regulatory practices and adverse political and
                                               economic developments. See 'Risk Factors -- Foreign
                                               Securities Risks.'
                                               Interest Rate Risk. Interest rate risk is the risk
                                               that fixed-income securities such as preferred and
                                               debt securities, and to a lesser extent
                                               dividend-paying common stocks such as REITs and
                                               certain utility company common shares, will decline
                                               in value because of changes in market interest rates.
                                               When market interest rates rise, the market value of
                                               such securities generally will fall. The Fund's
                                               investment in such securities means that the net
                                               asset value and market price of the Common Shares may
                                               tend to decline if market interest rates rise.
                                               During periods of declining interest rates, an issuer
                                               may be able to exercise an option to prepay principal
                                               earlier than scheduled, which is generally known as
                                               call or prepayment risk. If this occurs, the Fund may
                                               be forced to reinvest in lower yielding securities.
                                               This is known as reinvestment risk. Preferred and
                                               debt securities frequently have call features that
                                               allow the issuer to repurchase the securities prior
                                               to its stated maturity. An issuer may redeem an
                                               obligation if the issuer can refinance the debt at a
                                               lower cost due to declining interest rates or an
                                               improvement in the credit standing of the issuer.
                                               During periods of rising interest rates, the average
                                               life of certain types of securities may be extended
                                               because of slower than expected principal payments.
                                               This may lock in a below market interest rate,
                                               increase the security's duration and reduce the value
                                               of the security. This is known as extension risk.
                                               Market interest rates for investment grade
                                               fixed-income securities in which the Fund will invest
                                               have recently declined significantly below the recent
                                               historical average rates for such securities. This
                                               decline may have increased
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
                                               the risk that these rates will rise in the future
                                               (which would cause the value of the Fund's net assets
                                               to decline) and the degree to which asset values may
                                               decline in such events; however, historical interest
                                               rate levels are not necessarily predictive of future
                                               interest rate levels. See 'Risk Factors -- Interest
                                               Rate Risk.'
                                               Credit Risk and Lower-Rated Securities Risk. Credit
                                               risk is the risk that a security in the Fund's
                                               portfolio will decline in price or the issuer will
                                               fail to make dividend, interest or principal payments
                                               when due because the issuer of the security
                                               experiences a decline in its financial status.
                                               Preferred securities normally are subordinated to
                                               bonds and other debt instruments in a company's
                                               capital structure, in terms of priority to corporate
                                               income and claim to corporate assets, and therefore
                                               will be subject to greater credit risk than debt
                                               instruments. The Fund may invest up to 25% (measured
                                               at the time of investment) of its managed assets in
                                               securities that are rated below investment grade. A
                                               security will be considered to be investment grade
                                               if, at the time of the investment, such security has
                                               a rating of 'BBB - ' or higher by S&P, 'Baa3' or
                                               higher by Moody's or an equivalent rating by a
                                               nationally recognized statistical rating agency or,
                                               if unrated, such security is determined by the
                                               Investment Manager to be of comparable quality.
                                               Lower-rated preferred stock or other debt securities,
                                               or equivalent unrated securities, which are commonly
                                               known as 'junk bonds,' generally involve greater
                                               volatility of price and risk of loss of income and
                                               principal, and may be more susceptible to real or
                                               perceived adverse economic and competitive industry
                                               conditions than higher grade securities. It is
                                               reasonable to expect that any adverse economic
                                               conditions could disrupt the market for lower-rated
                                               securities, have an adverse impact on the value of
                                               those securities and adversely affect the ability of
                                               the issuers of those securities to repay principal
                                               and interest on those securities. See 'Risk
                                               Factors -- Credit Risk and Lower-Rated Securities
                                               Risk.'
                                               Anti-Takeover Provisions. Certain provisions of the
                                               Fund's Articles of Incorporation (which, as hereafter
                                               amended, restated or supplemented from time to time,
                                               and together with the Articles Supplementary, is
                                               referred to as the 'Charter'), and By-Laws could have
                                               the effect
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
                                               of limiting the ability of other entities or persons
                                               to acquire control of the Fund or to change the
                                               Fund's structure. The provisions may also have the
                                               effect of depriving you of an opportunity to redeem
                                               your AMPS and may have the effect of inhibiting
                                               conversion of the Fund to an open-end investment
                                               company. See 'Certain Provisions of the 'Charter and
                                               By-Laws' and 'Risk Factors -- Anti-Takeover
                                               Provisions.'
                                               Market Disruption Risk. The aftermath of the war in
                                               Iraq and the continuing occupation of Iraq,
                                               instability in the Middle East and terrorist attacks
                                               in the United States and around the world have
                                               resulted in recent market volatility and may have
                                               long-term effects on the U.S. and worldwide financial
                                               markets and may cause further economic uncertainties
                                               in the United States and worldwide. These events
                                               could also adversely affect individual issuers and
                                               securities markets, interest rates, auction
                                               participants, secondary trading, ratings, credit
                                               risk, inflation, deflation and other factors relating
                                               to the AMPS. The Fund does not know how long the
                                               securities markets will continue to be affected by
                                               these events and cannot predict the effects of the
                                               occupation or similar events in the future on the
                                               U.S. economy and securities markets. See 'Risk
                                               Factors -- Market Disruption Risk.'
                                               Given the risks described above, an investment in the
                                               AMPS may not be appropriate for all investors. You
                                               should carefully consider your ability to assume
                                               these risks before making an investment in the Fund.
                                               For further discussion of the risks associated with
                                               investing in the AMPS and the Fund, see 'Risk
                                               Factors.'
DIVIDENDS AND RATE PERIODS...................  The table below shows the dividend rate, the dividend payment date and the number of days for the initial
                                               rate period of the AMPS offered in this prospectus.
                                               For subsequent rate periods, the AMPS will pay
                                               dividends based on a rate set at auctions normally
                                               held every 28 days. In most instances, dividends are
                                               payable on the first business day following the end
                                               of the rate period. The rate set at auction will not
                                               exceed the applicable maximum rate.
                                               The dividend payment date for special rate periods
                                               will be set out in the notice designating a special
                                               rate period.
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
                                               Dividends on the AMPS will be cumulative from the
                                               date the AMPS are first issued and will be paid out
                                               of legally available funds.



                                                                                  DIVIDEND
                                                                                   PAYMENT         NUMBER OF
                                                                 INITIAL          DATE FOR          DAYS OF
                                                                DIVIDEND        INITIAL RATE     INITIAL RATE
                                                                  RATE             PERIOD           PERIOD
                                                                  ----             ------           ------
                                               Series M28             %        March 21, 2006         27



                                               The Fund may, subject to certain conditions,
                                               designate special rate periods of more than 28 days.
                                               The Fund may not designate a special rate period for
                                               a series unless sufficient clearing bids were made in
                                               the most recent auction for that series. In addition,
                                               full cumulative dividends, any amounts due with
                                               respect to mandatory redemptions and any additional
                                               dividends payable prior to such date must be paid in
                                               full. The Fund also must have received confirmation
                                               from any two of Moody's, S&P and Fitch or any
                                               substitute rating agency that the proposed special
                                               rate period will not adversely affect such agency's
                                               then-current rating on the AMPS and the lead
                                               broker-dealer designated by the Fund, initially
                                               Merrill Lynch, must not have objected to declaration
                                               of a special rate period. See 'Description of
                                               AMPS -- Dividends and Rate Periods' and
                                               ' -- Designation of Special Rate Periods' and
                                               'The Auction.'
SECONDARY MARKET TRADING.....................  Broker-dealers may, but are not obligated to, maintain a secondary trading market in the AMPS
                                               outside of auctions. There can be no assurance that a
                                               secondary market will provide owners with liquidity.
                                               You may transfer shares outside of auctions only to
                                               or through a broker-dealer that has entered into an
                                               agreement with the auction agent and the Fund, or
                                               other persons as the Fund permits.
INTEREST RATE TRANSACTIONS...................  In order to seek to reduce the interest rate risk inherent in the Fund's capital structure and
                                               underlying investments, the Fund may enter into
                                               interest rate swap or cap transactions. The use of
                                               interest rate swaps and caps is a highly specialized
                                               activity that involves investment techniques and
                                               risks different from those associated with ordinary
                                               portfolio security transactions. In an interest rate
                                               swap, the Fund would agree to pay to
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
                                               the other party to the interest rate swap (which is
                                               known as the 'counter-party') a fixed rate payment in
                                               exchange for the counterparty agreeing to pay to the
                                               Fund a variable rate payment that is intended to
                                               approximate the Fund's variable rate payment
                                               obligation on the AMPS and any other shares of
                                               preferred stock or any variable rate borrowing. The
                                               payment obligations would be based on the notional
                                               amount of the swap. In an interest rate cap, the Fund
                                               would pay a premium to the counter-party to the
                                               interest rate cap and, to the extent that a specified
                                               variable rate index exceeds a predetermined fixed
                                               rate, would receive from the counter-party payments
                                               of the difference based on the notional amount of
                                               such cap. If the counter-party to an interest rate
                                               swap or cap defaults, the Fund would be obligated to
                                               make the payments that it had intended to avoid.
                                               Depending on the general state of short-term interest
                                               rates and the returns on the Fund's portfolio
                                               securities at that point in time, this default could
                                               negatively impact the Fund's ability to make dividend
                                               payments on the AMPS and any other shares of
                                               preferred stock.
                                               In addition, at the time an interest rate swap or cap
                                               transaction reaches its scheduled termination date,
                                               there is a risk that the Fund will not be able to
                                               obtain a replacement transaction or that the terms of
                                               the replacement will not be as favorable as on the
                                               expiring transaction. If this occurs, it could have a
                                               negative impact on the Fund's ability to make
                                               dividend payments on the AMPS. If the Fund fails to
                                               maintain the required asset coverage on the AMPS and
                                               any other shares of preferred stock or fails to
                                               comply with other covenants, the Fund may be required
                                               to redeem some or all of these shares. Such
                                               redemption likely would result in the Fund seeking to
                                               terminate early all or a portion of any swap or cap
                                               transaction. Early termination of the swap could
                                               result in a termination payment by or to the Fund.
                                               Early termination of a cap could result in a
                                               termination payment to the Fund. The Fund would not
                                               enter into interest rate swap or cap transactions
                                               having an aggregate notional amount that exceeded the
                                               outstanding amount of the AMPS and any other
                                               outstanding shares
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
                                               of preferred stock. See 'How the Fund Manages Risk --
                                               Interest Rate Transactions' for additional
                                               information.
ASSET MAINTENANCE............................  Under the Fund's Articles Supplementary for the AMPS
                                               which establishes and fixes the rights and
                                               preferences of the AMPS (and the respective Articles
                                               Supplementary for the Outstanding AMPS), the Fund
                                               must maintain:
                                                  asset coverage of the AMPS (and the Outstanding
                                                  AMPS) as required by the rating agency or agencies
                                                  rating the AMPS; and
                                                  asset coverage of at least 200% with respect to
                                               senior securities that are stock, including the AMPS
                                                  and the Outstanding AMPS.
                                               In the event that the Fund does not maintain or cure
                                               these coverage tests, some or all of the AMPS will be
                                               subject to mandatory redemption. See 'Description of
                                               AMPS -- Redemption.'
                                               Based on the composition of the Fund's portfolio as
                                               of February 8, 2006, the asset coverage of the AMPS
                                               (and the Outstanding AMPS) as measured pursuant to
                                               the 1940 Act would be approximately 284% if the Fund
                                               were to issue all of the AMPS offered in this
                                               prospectus, representing approximately 35.3% of the
                                               Fund's managed assets (as defined below).
REDEMPTION...................................  The Fund does not expect to and ordinarily will not redeem the AMPS. However, under the Articles
                                               Supplementary, it may be required to redeem AMPS in
                                               order, for example, to meet an asset coverage ratio
                                               or to correct a failure to meet a rating agency
                                               guideline in a timely manner. The Fund may also
                                               voluntarily redeem the AMPS, without the consent of
                                               holders of the AMPS, under certain conditions. See
                                               'Description of AMPS -- Redemption.'
LIQUIDATION PREFERENCE.......................  The liquidation preference (that is, the amount the
                                               Fund must pay to holders of the AMPS if the Fund is
                                               liquidated) for the AMPS will be $25,000 per share
                                               plus accumulated but unpaid dividends, if any,
                                               whether or not earned or declared.
VOTING RIGHTS................................  The 1940 Act requires that the holders of the AMPS, and the holders of any other series of preferred
                                               stock of the Fund, voting together as a separate
                                               class, have the right to:

                                                  elect at least two directors at all times; and
                                                  elect a majority of the directors if at any time
                                               the Fund fails to pay dividends on the AMPS, or any
                                                  other series of preferred stock of the Fund, for
                                                  two full years and will continue to be so
                                                  represented until all dividends in arrears have
                                                  been paid or otherwise provided for.
                                               The holders of the AMPS, and the holders of any other
                                               series of preferred stock of the Fund, will vote as a
                                               separate class or series on other matters as required
                                               under the Fund's Charter, the 1940 Act and Maryland
                                               law. On all other matters, holders of the AMPS will
                                               vote together with the holders of Common Shares and
                                               each share of any other series of preferred stock of
                                               the Fund. Each Common Share, each share of the AMPS,
                                               and each share of any other series of preferred stock
                                               of the Fund is entitled to one vote per share.
FEDERAL INCOME TAXATION......................  The distributions with respect to the AMPS (other than distributions in redemption of the AMPS subject
                                               to Section 302(b) of the Code) will constitute
                                               dividends to the extent of the Fund's current or
                                               accumulated earnings and profits, as calculated for
                                               Federal income tax purposes. Except in the case of
                                               distributions of qualified dividend income and net
                                               capital gains, such dividends generally will be
                                               taxable as ordinary income to holders. Distributions
                                               of net capital gain that are designated by the Fund
                                               as capital gain dividends will be treated as
                                               long-term capital gains in the hands of holders
                                               receiving such distributions. The Internal Revenue
                                               Service ('IRS') currently requires that a regulated
                                               investment company that has two or more classes of
                                               stock allocate to each such class proportionate
                                               amounts of each type of its income (such as ordinary
                                               income, capital gains, dividends qualifying for the
                                               DRD, qualified dividend income, interest-related
                                               dividends and short-term capital gain dividends)
                                               based upon the percentage of total dividends
                                               distributed to each class for the tax year.
                                               Accordingly, the Fund intends each year to allocate
                                               capital gain dividends, dividends qualifying for the
                                               DRD, dividends derived from qualified dividend
                                               income, interest-related dividends and short-term
                                               capital gain dividends, if any, among its Common
                                               Shares, the AMPS and the Outstanding AMPS in
                                               proportion to the total dividends

                                               paid to each class during or with respect to such
                                               year. REIT dividends are generally not eligible to be
                                               treated as qualified dividend income. There can be no
                                               assurance of what portion, if any, of the Fund's
                                               distributions will be entitled to the lower tax rates
                                               that apply to qualified dividend income. See 'U.S.
                                               Federal Taxation.'
CUSTODIAN, AUCTION AGENT, TRANSFER AGENT,
DIVIDEND PAYING AGENT AND REGISTRAR..........  State Street Bank and Trust Company acts as the
                                               Fund's custodian. The Bank of New York will act as
                                               auction agent, transfer agent, dividend paying agent
                                               and registrar for the AMPS and the Outstanding AMPS.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                              FINANCIAL HIGHLIGHTS

    Information contained in the table below under the headings 'Per Share Operating Performance' and 'Ratios/Supplemental Data' shows the operating performance of the Fund for the periods indicated.


    The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the Fund's
financial statements included in the SAI dated          , 2006. The table should
be read in conjunction with the financial statements and notes thereto.



                                                              FOR THE ELEVEN      FOR THE PERIOD
                                                               MONTHS ENDED      JANUARY 30, 2004a
                                                             NOVEMBER 30, 2005        THROUGH
                                                                (UNAUDITED)      DECEMBER 31, 2004
                                                             -----------------   -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of period......      $  21.51            $  19.10
                                                                 --------            --------
Income from investment operations:
    Net investment income..................................          1.03b               0.90
    Net realized and unrealized gain on investments........          0.65                2.97
                                                                 --------            --------
        Total income from investment operations............          1.68                3.87
                                                                 --------            --------
Less dividends and distributions to preferred shareholders
  from:
    Net investment income..................................         (0.33)              (0.12)
    Net realized gain on investments.......................            --               (0.01)
                                                                 --------            --------
        Total dividends and distributions to preferred
          shareholders.....................................         (0.33)              (0.13)
                                                                 --------            --------
        Total from investment operations applicable to
          common shares....................................          1.35                3.74
                                                                 --------            --------
Less: Offering costs charged to paid-in capital -- common
  shares...................................................            --               (0.04)
    Offering costs charged to paid-in capital -- preferred
      shares...............................................         (0.02)              (0.12)
    Dilutive effect of common share offering...............            --               (0.12)
    Preferred and common share offering cost adjustment....          0.00c                 --
                                                                 --------            --------
        Total offering and organization costs..............         (0.02)              (0.28)
                                                                 --------            --------
Less dividends and distributions to common shareholders
  from:
    Net investment income..................................         (1.24)              (0.79)
    Net realized gain on investments.......................            --               (0.03)
    Tax return of capital..................................            --               (0.23)
                                                                 --------            --------
        Total dividends and distributions to common
          shareholders.....................................         (1.24)              (1.05)
                                                                 --------            --------
Net increase in net asset value............................          0.09                2.41
                                                                 --------            --------
Net asset value, per common share, end of period...........      $  21.60            $  21.51
                                                                 --------            --------
                                                                 --------            --------
Market value, per common share, end of period..............      $  18.05            $  18.76
                                                                 --------            --------
                                                                 --------            --------
Net asset value total returnd..............................          7.28%e             19.46%e
                                                                 --------            --------
                                                                 --------            --------
Market value returnd.......................................          2.79%e             (0.50)%e
                                                                 --------            --------
                                                                 --------            --------

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                              FOR THE ELEVEN      FOR THE PERIOD
                                                               MONTHS ENDED      JANUARY 30, 2004a
                                                             NOVEMBER 30, 2005        THROUGH
                                                                (UNAUDITED)      DECEMBER 31, 2004
                                                             -----------------   -----------------
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shares, end of period
  (in millions)............................................      $1,271.5            $1,266.2
                                                                 --------            --------
                                                                 --------            --------
Ratio of expenses to average daily net assets applicable to
  common shares (before expense reduction)g................          1.57%f              1.49%f
                                                                 --------            --------
                                                                 --------            --------
Ratio of expenses to average daily net assets applicable to
  common shares (net of expense reduction)g................          1.27%f              1.21%f
                                                                 --------            --------
                                                                 --------            --------
Ratio of net investment income to average daily net assets
  applicable to common shares (before expense
  reduction)g..............................................          4.95%f              5.40%f
                                                                 --------            --------
                                                                 --------            --------
Ratio of net investment income to average daily net assets
  applicable to common shares (net of expense
  reduction)g..............................................          5.25%f              5.68%f
                                                                 --------            --------
                                                                 --------            --------
Ratio of expenses to average daily managed assets
  (before expense reduction)g,h............................          1.04%f              1.04%f
                                                                 --------            --------
                                                                 --------            --------
Ratio of expenses to average daily managed assets
  (net of expense reduction)g,h............................          0.84%f              0.84%f
                                                                 --------            --------
                                                                 --------            --------
Portfolio turnover rate....................................            17%e                18%e
                                                                 --------            --------
                                                                 --------            --------

PREFERRED SHARES:
Liquidation value, end of period (in 000's).                      645,000             570,000
                                                                 --------            --------
                                                                 --------            --------
Total shares outstanding (in 000's)........................            26                  23
                                                                 --------            --------
                                                                 --------            --------
Asset coverage per share...................................      $ 74,282            $ 80,534
                                                                 --------            --------
                                                                 --------            --------
Liquidation preference per share...........................      $ 25,000            $ 25,000
                                                                 --------            --------
                                                                 --------            --------
Average market value per sharei............................      $ 25,000            $ 25,000
                                                                 --------            --------
                                                                 --------            --------


---------

a Commencement of operations.

b Calculation based on average shares outstanding.

c Less than $0.005 per share.

d Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

e Not annualized.

f Annualized.

g Ratios do not reflect the effect of dividend payments to preferred shareholders.

h Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.

i Based on weekly prices.

                                    THE FUND


    The Fund is a non-diversified, closed-end management investment company. The Fund was organized as a Maryland corporation on October 1, 2003 and is registered as an investment company under the 1940 Act. The Fund issued an aggregate of 52,500,000 Common Shares, par value $.001 per share, pursuant to the initial public offering thereof and commenced its operations with the closing of the initial public offering on January 30, 2004. On February 13, 2004, March 9, 2004 and March 12, 2004, the Fund issued 3,500,000, 2,000,000 and
785,000 additional Common Shares, respectively, in connection with a partial exercise by the underwriters of the overallotment option. On March 23, 2004, the Fund issued 3,360 Series M7 AMPS, 3,360 Series T7 AMPS, 3,360 Series W7 AMPS, 3,360 Series TH7 AMPS, 3,360 Series F7 AMPS, 3,000 Series T28 AMPS and 3,000 Series F28 AMPS. On January 18, 2005, the Fund issued 3,000 Series W28 AMPS. The Fund's Common Shares are traded on the NYSE under the symbol 'RTU.' The Fund's principal office is located at 280 Park Avenue, New York, New York 10017, and the Fund's telephone number is (212) 832-3232.



    The following provides information about the Fund's outstanding shares as of
February   , 2006:



                                                                AMOUNT HELD
                                                   AMOUNT     BY THE FUND OR      AMOUNT
                TITLE OF CLASS                   AUTHORIZED   FOR ITS ACCOUNT   OUTSTANDING
                --------------                   ----------   ---------------   -----------
Common Shares..................................  99,974,200          0          58,858,135
Preferred Shares
    Series M7 AMPS.............................       3,360          0               3,360
    Series T7 AMPS.............................       3,360          0               3,360
    Series W7 AMPS.............................       3,360          0               3,360
    Series TH7 AMPS............................       3,360          0               3,360
    Series F7 AMPS.............................       3,360          0               3,360
    Series T28 AMPS............................       3,000          0               3,000
    Series W28 AMPS............................       3,000          0               3,000
    Series F28 AMPS............................       3,000          0               3,000
    Series M28 AMPS............................       2,200          0                   0


                                USE OF PROCEEDS


    The Fund estimates that the net proceeds of this offering of the AMPS, after payment of the sales load and offering expenses, will be $54,106,115. The net proceeds will be invested in accordance with the policies set forth under 'Investment Objectives and Policies.' The Fund estimates that the net proceeds of this offering will be fully invested in accordance with its investment objectives and policies within four months of the completion of this offering. Pending such investment, the proceeds may be invested in U.S. Government securities or high-quality, short-term money market instruments. See 'Investment Objectives and Policies.'

                           CAPITALIZATION (UNAUDITED)


    The following table sets forth the unaudited capitalization of the Fund as February 8, 2006, and as adjusted to give effect to the issuance of the AMPS offered in this prospectus.



                                                            AS OF FEBRUARY 8, 2006
                                                        -------------------------------
                                                            ACTUAL        AS ADJUSTED
                                                            ------        -----------
                                                                  (UNAUDITED)
AS OF FEBRUARY 8, 2006:
AMPS, $0.001 par value, $25,000 liquidation value;
  25,800 shares authorized (3,360 Series M7 AMPS,
  3,360 Series T7 AMPS, 3,360 Series W7 AMPS, 3,360
  Series TH7 AMPS, 3,360 Series F7 AMPS, 3,000
  Series T28 AMPS, 3000 Series W28 AMPS and 3,000
  Series F28 AMPS outstanding) and 28,000 shares
  authorized after giving effect to the issuance of
  2,200 shares of Series M28 AMPS.....................  $  645,000,000   $  700,000,000
                                                        --------------   --------------
Common Shares, $.001 par value per share; As of
  February 8, 2006, 99,974,200 shares authorized
  (before giving effect to the issuance of
  2,200 shares of Series M28 AMPS), 58,858,135 shares
  outstanding.........................................  $       58,858   $       58,858
    Paid-in surplus...................................  $1,079,370,070   $1,078,476,185
    Balance of distribution in excess of net
      investment income...............................  $   (1,806,598)  $   (1,806,598)
    Accumulated net realized gain (loss) from
      investment transactions.........................  $   43,139,570   $   43,139,570
    Net unrealized appreciation (depreciation) on
      investments.....................................  $  164,948,634   $  164,948,634
    Net assets applicable to Common Shareholders......  $1,285,710,534   $1,284,816,649
                                                        --------------   --------------
Net assets, plus liquidation preference of Preferred
  Shares..............................................  $1,930,710,534   $1,984,816,649
                                                        --------------   --------------
                                                        --------------   --------------



    As used in this prospectus, unless otherwise noted, the Fund's 'managed assets' include assets of the Fund attributable to any the AMPS and any other outstanding shares of preferred stock, with no deduction for the liquidation preference of such shares. For financial reporting purposes, however, the Fund is required to deduct the liquidation preference of its outstanding AMPS and any other outstanding shares of preferred stock from 'managed assets' so long as the AMPS and any other outstanding shares of preferred stock have redemption features that are not solely within the control of the Fund. In connection with the rating of the outstanding AMPS, the Fund has established various portfolio covenants to meet third-party rating agency guidelines in its Charter. These covenants include, among other things, investment diversification requirements and requirements that investments included in the Fund's portfolio meet specific industry and credit quality criteria. Market factors outside the Fund's control may affect its ability to meet the criteria of third-party rating agencies set forth in the Fund's portfolio covenants. If the Fund violates these covenants, it may be required to cure the violation by redeeming all or a portion of the AMPS. For all regulatory purposes, the Fund's AMPS will be treated as stock (rather than indebtedness).

                       INVESTMENT OBJECTIVES AND POLICIES

GENERAL

    The Fund's primary investment objective is to seek high current income. Capital appreciation is the Fund's secondary objective. The Fund is not intended as a complete investment program. There can be no assurance that the Fund will achieve its investment objectives.


    Under normal market conditions, the Fund invests:


      at least 80% of its managed assets in a portfolio of securities issued by real estate companies, such as real estate investment trusts or 'REITs', and utility companies. Subject to the parameters specified below, the Investment Manager retains broad discretion to allocate the Fund's investments between securities issued by companies in the real estate and utilities industries in a manner it believes will best achieve the Fund's investment objectives; and

      at least 65% of its managed assets in common stocks, preferred stocks and other equity securities issued by real estate companies, including REITs, and utility companies, with at least 25% of its managed assets invested in equity securities issued by real estate companies and at least 25% in equity securities issued by utility companies.

    In addition, under normal market conditions, the Fund may invest:

      up to 20% of its managed assets in preferred securities and other fixed income securities that are not issued by real estate or utility companies;

      up to 25% of its managed assets in preferred securities and other fixed income securities that at the time of the investment are rated below investment grade or that are unrated but judged to be below investment grade by the Fund's Investment Manager; and

      up to 20% of its managed assets in U.S. dollar-denominated securities of foreign issuers traded or listed on a U.S. securities exchange or in the U.S. over-the-counter market.

    The Fund's concentration of its investments in the real estate industry and in the utilities industry makes the Fund more susceptible to adverse economic or regulatory occurrences affecting these industries. See 'Risk Factors -- General Risks of Securities Linked to the Real Estate Market' and ' -- Special Risks of Securities Linked to the Utilities Industry.'

    Although the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its managed assets in illiquid securities.

    Under normal market conditions, the Fund seeks to achieve its objectives by investing in a portfolio of income producing securities issued by REITs and utility companies. Substantially all of the securities issued by REITs and utility companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter market.


    REITs are generally not taxed on income distributed to stockholders provided they distribute to their stockholders substantially all of their income and otherwise comply with the requirements of the Code. As a result, REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its objective of high current income. Dividends paid by REITs will not be eligible for the DRD and are generally not considered qualified dividend income eligible for reduced rates of taxation. The DRD generally allows corporations to deduct 70% of the income they receive from dividends that are paid out of earnings and profits of the issuer. Pursuant to current legislation, individuals will generally be taxed at long-term capital gain rates on qualified dividend income for taxable years beginning on or before December 31, 2008.


    Utility companies generally pay dividends on their equity securities that qualify for the DRD and for the benefits under the rules relating to qualified dividend income. Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income for taxable years beginning on or before December 31, 2008. Corporate stockholders of a regulated investment company like the Fund generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the DRD. Individual stockholders of a regulated investment company like the Fund generally are permitted to treat as qualified dividend income that portion of their distributions attributable to qualified dividend income received by the regulated investment company.

    A security will be considered investment grade quality if it is rated
'BBB - ' or higher by S&P, 'Baa3' or higher by Moody's or an equivalent rating by a nationally recognized statistical rating agency, or is unrated but judged to be of comparable quality by the Investment Manager. Bonds of below investment grade quality (BB/Ba or below) are commonly referred to as 'junk bonds.' Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Investment Manager may consider such factors as its assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix A to the SAI contains a general description of Moody's and S&P's ratings of securities.


    The Fund's investment objectives and certain other policies are fundamental and may not be changed without the approval of the holders of a 'majority of the outstanding' Common Shares and AMPS (and Outstanding AMPS) voting together as a single class, and of the holders of a 'majority of the outstanding' AMPS (and the Outstanding AMPS) voting together as a separate class. When used with respect to particular shares of the Fund, a 'majority of the outstanding' shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Unless otherwise indicated, the Fund's investment policies are not fundamental and may be changed by the Board of Directors without the approval of stockholders, although the Fund has no current intention of doing so.


INVESTMENT STRATEGIES

    In making investment decisions with respect to common stocks and other equity securities issued by real estate companies, including REITs, the Investment Manager relies on a fundamental analysis of each company. The Investment Manager reviews each company's potential for success in light of the company's current financial condition, its industry and sector position, and economic and market conditions. The Investment Manager evaluates a number of factors, including earnings growth potential, earnings quality, dividend payout ratio, the quality of management and corporate governance. The Investment Manager utilizes a value-oriented approach and evaluates each company's relative valuation on the basis of price/cash flow multiples, net asset value and dividend yield.

    In making investment decisions with respect to common stocks and other equity securities issued by utility companies, the Investment Manager relies on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive total return, as well as secure current dividend income. The Investment Manager intends to focus on companies that have above-average dividend yields, or superior growth potential either as a result of earnings growth or through an increase in the dividend payout ratio. The Investment Manager reviews each company's potential for success in light of general economic and industry trends, as well as the company's quality of management, financial condition, business plan, industry and sector market position, dividend payout ratio, and corporate governance. The Investment Manager utilizes a value-oriented approach, and evaluates each company's valuation on the basis of relative price/cash flow and price/earnings multiples, earnings growth rate, dividend yield and price/book value, among other metrics.

    In making investment decisions with respect to preferred securities and other fixed income securities, the Investment Manager seeks to select what it believes are securities that are undervalued on the basis of risk and return profiles. In making these determinations, the Investment Manager evaluates the fundamental characteristics of an issuer, including an issuer's creditworthiness, and also takes into account prevailing market factors. In analyzing credit quality, the Investment Manager considers not only fundamental analysis, but also an issuer's corporate and capital structure and the placement of the preferred or debt securities within that structure. The Investment Manager also takes into account other factors, such as call and other structural features, event risk, the likely directions of ratings and relative value versus other income security classes.

PORTFOLIO COMPOSITION

    Our portfolio will be composed principally of the following investments. A more detailed description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the SAI.

    The Fund's portfolio allocations will vary from time to time, consistent with the Fund's investment objectives, although the Fund will normally invest at least 25% of its managed assets in common stocks, preferred stocks and other equity securities issued by real estate companies, including REITs, and at least 25% of its managed assets in common stocks, preferred stocks and other equity securities issued by utility companies. At any time, under normal circumstances at least 80% of the Fund's managed assets will be invested in securities issued by REITs and utility companies.

    Securities Issued By Real Estate Companies and REITs. For purposes of our investment policies, a real estate company is one that:

      derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate; or

      has at least 50% of its assets in such real estate.

    Under normal market conditions, at least 25% of the Fund's managed assets will be invested in common stocks, preferred stocks and other equity securities of real estate companies, consisting primarily of REITs. Substantially all of the securities issued by REITs in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter market. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors' funds for investment primarily in income producing real estate or to financing real estate. REITs are generally not taxed on income distributed to stockholders provided they distribute to their stockholders substantially all of their taxable income (other than net capital gains) and otherwise comply with the requirements of the Code. As a result, REITs generally pay relatively higher dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its objective of high current income. Dividends paid by REITs will not be eligible for the DRD and are generally not considered qualified dividend income eligible for reduced rates of taxation.

    REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund does not currently intend to invest more than 10% of its managed assets in Mortgage REITs or Hybrid REITs.

    Securities Issued By Utility Companies. Under normal market conditions, at least 25% of the Fund's managed assets will be invested in common stocks, preferred stocks and other equity securities issued by companies engaged in the utilities industry. Utility companies derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the:

      generation, transmission, sale or distribution of electric energy;

      distribution, purification and treatment of water;

      provision of sewage management, treatment or other sanitary services;

      production, transmission or distribution of natural gas;

      provision of products, services and equipment for infrastructure operations, such as airports, toll roads and municipal services; and

      provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media.

    Substantially all of the securities issued by utility companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter market. Utility companies generally pay dividends on their equity securities that qualify for the DRD and for the benefits under the rules relating to qualified dividend income. Corporate stockholders are generally permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the Fund that qualify for the DRD. The Fund generally can pass the tax treatment of qualified dividend income it receives through to stockholders, provided that holding period and other requirements are met.

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

    Preferred Securities. The Fund may invest in preferred securities issued by real estate companies, including REITs, utility companies and other types of issuers. There are two basic types of preferred securities. The first, sometimes referred to in this prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. Preferred stocks are considered equity securities. The second is referred to in this prospectus as hybrid-preferred securities. Hybrid-preferred securities are usually issued by a trust or limited partnership and often represent preferred interests in subordinated debt instruments issued by a corporation for whose benefit the trust or partnership was established. Hybrid-preferred securities are considered debt securities. Initially, the preferred securities component of the Fund will be comprised primarily of taxable preferred securities.

    Traditional Preferred Securities. Preferred securities pay fixed or floating dividends to investors and have 'preference' over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.


    Pursuant to the DRD, corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities that are paid out of earnings and profits of the issuer. Corporate stockholders of a regulated investment company like the Fund generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the DRD. However, not all traditional preferred securities pay dividends that are eligible for the DRD, including preferred securities issued by REITs described below. Pursuant to current legislation, individuals will generally be taxed at long-term capital gain rates on qualified dividend income for taxable years beginning on or before December 31, 2008. Individual stockholders of a regulated investment company like the Fund generally are permitted to treat as qualified dividend income that portion of their distributions attributable to qualified dividend income received by the regulated investment company. However, not all traditional preferred securities will provide signficant benefits under the rules relating to qualified dividend income, including preferred securities issued by REITs described below. Within the category of traditional preferred securities, the Fund may invest in traditional preferred securities issued by real estate companies, including REITs. REIT preferred securities are generally perpetual in nature, although REITs often have the ability to redeem the preferred securities after a specified period of time. The market value of REIT preferred securities may be affected by favorable and unfavorable changes impacting a particular REIT. While sharing characteristics that make them similar to traditional preferred securities, dividends from REIT preferred securities do not provide any DRD benefit (and generally do not provide significant benefits under the rules relating to qualified dividend income).


    Hybrid-Preferred Securities. Hybrid-preferred securities are a comparatively new asset class. Hybrid-preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.


    Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid preferred securities include, but are not limited to, trust originated preferred securities ('TOPRS'r'); monthly income preferred securities ('MIPS'r'); quarterly income bond securities ('QUIBS'r'); quarterly income debt securities ('QUIDSSM'); quarterly income preferred securities ('QUIPSSM'); corporate trust securities ('CORTS'r'); public income notes ('PINES'r'); and other hybrid-preferred securities.*



    Hybrid-preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met,

---------
* TOPRS is a registered service mark owned by Merrill Lynch & Co., Inc. MIPS is a registered service mark and QUIPS and QUIDS are service marks owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley. CORTS and PINES are registered service marks owned by Salomon Smith Barney Inc. and Salomon Brothers Inc., respectively.

although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

    Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are treated as interest rather than dividends for Federal income tax purposes and, as such, are not eligible for the DRD or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common stockholders, but would typically be subordinated to other classes of the operating company's debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

    Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid-preferred securities, these debt instruments usually do not offer equity capital treatment. CORTS'r' and PINES'r' are two examples of senior debt instruments which are structured and trade as hybrid-preferred securities.

    Financial Services Company Securities. Companies principally engaged in financial services are prominent issuers of preferred securities. A company is 'principally engaged' in financial services if it derives at least 50% of its consolidated revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

    Debt Securities. The Fund may invest in debt securities issued by real estate companies, including REITs, utility companies and other types of issuers. The Fund's investments in debt securities may include investments in convertible debt securities, convertible preferred securities, U.S. dollar-denominated corporate debt securities issued by domestic and non-U.S. corporations and U.S. dollar-denominated government debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities. Convertible securities are exchangeable for common stock at a predetermined stock (the 'conversion price'). Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like common stock than debt instruments.

    Lower-Rated Securities. The Fund may invest up to 25% of its managed assets in securities that at the time of investment are rated below investment grade (below Baa or BBB) by Moody's,

S&P, Fitch or an equivalent rating by a nationally recognized statistical rating agency or that are unrated but judged to be below investment grade by the Fund's Investment Manager. A security will not be considered to be below investment grade quality if it is rated within the four highest grades (Baa or BBB or better) by Moody's, S&P, Fitch, or an equivalent rating by a nationally recognized statistical rating agency or is unrated but judged to be of comparable quality by the Fund's Investment Manager. These below investment grade quality securities are commonly referred to as 'junk bonds' and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain of these securities or could result in lower prices than those used in calculating the Fund's net asset value.


    Foreign Securities. The Fund may invest up to 20% of its managed assets in U.S. dollar-denominated securities of foreign issuers traded or listed on a U.S. securities exchange or the U.S. over-the-counter market. The Fund may invest in any region of the world and invests in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. The Fund does not intend to invest in companies based in emerging markets such as the Far East, Latin America and Eastern Europe. The World Bank and other international agencies define emerging markets based on such factors as trade initiatives, per capita income and level of industrialization. For purposes of this 20% limitation, non-U.S. securities include securities represented by American Depository Receipts. Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income. However, dividend income the Fund receives from securities of certain 'qualified foreign corporations' (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States, but does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a 'passive foreign investment company,' as defined in the Code) will be eligible for the special tax treatment applicable to qualified dividend income.


    Preferred Securities and Other Fixed-Income Securities. The Fund may invest up to 20% of its managed assets in preferred securities and other fixed-income securities that are not issued by real estate or utility companies.

    Common Stocks. The Fund will invest in common stocks issued by real estate companies or REITs and utility companies. Common stocks represent the residual ownership interest in the issuer, and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    Other Investment Companies. The Fund may invest up to 10% of its managed assets in securities of other open- or closed-end investment companies, including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive opportunities in the market. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Investment Manager will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the section entitled 'Use of Leverage', the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.

    Illiquid Securities. While the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its managed assets in illiquid securities. For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the 'Securities Act'), but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The Board of Directors has delegated to the Investment Manager the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board and/or the Investment Manager will consider factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer),
(ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.

    Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Directors or its delegate. If, through changes in the market value of its portfolio securities, the Fund should be in a position where more than 10% of the value of its managed assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as the Board and/or the Investment Manager deem advisable, if any, to protect liquidity.

    Strategic Transactions. The Fund may, but is not required to, use various strategic transactions described below to mitigate risks and to facilitate portfolio management. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many closed-end funds and other institutional investors. Although the Investment Manager seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.

    The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as 'Strategic Transactions.' The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund.

    Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Investment Manager's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's SAI.


    The Fund also may enter into certain interest rate transactions that are designed to reduce the risks inherent in the Fund's issuance of AMPS. See 'How the Fund Manages Risk -- Interest Rate Transactions.'


    When-Issued and Delayed Delivery Transactions. The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at the time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

    Portfolio Turnover. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income.

    Defensive Position. When the Investment Manager believes that market or general economic conditions justify a temporary defensive position, we may deviate from our investment objectives and invest all or any portion of our assets in investment grade debt securities, without regard to whether the issuer is a real estate company or REIT. When and to the extent we assume a temporary defensive position, we may not pursue or achieve our investment objectives.

OTHER INVESTMENTS

    The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which we may invest our cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See 'Investment Objectives and Policies' in the SAI.

                                USE OF LEVERAGE


    The Fund may issue other preferred shares, in addition to the AMPS and the Outstanding AMPS, or borrow or issue short-term debt securities to increase its assets available for investment. The Fund is authorized to issue preferred shares, borrow or issue debt obligations. Before issuing such preferred shares to increase its assets available for investment, the Fund must have received confirmation from Moody's and S&P or any substitute rating agency that the proposed issuance will not adversely affect such rating agency's then-current rating on the AMPS. The Fund must also comply with certain asset coverage requirements under the 1940 Act. See 'Description of AMPS -- Rating Agency Guidelines. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund's holdings. When the Fund leverages its assets, the fees paid to the Investment Manager for investment management services will be higher than if the Fund did not borrow because the Investment Manager's fees are calculated based on the Fund's managed assets, which includes the liquidation preference of preferred shares, including the AMPS, or any outstanding borrowings. Consequently, the Fund and the Investment Manager may have differing interests in determining whether to leverage the Fund's assets.

    The Fund's use of leverage is premised upon the expectation that the Fund's preferred share dividends or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares or borrowing. Such difference in return may result from the Fund's higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Since the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, holders of Common Shares will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return 'pick up' will be reduced. Furthermore, if long-term rates rise or the Fund otherwise incurs losses on its investments, the Fund's net asset value attributable to its Common Shares will reflect the decline in the value of portfolio holdings resulting therefrom.

    To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return to holders of Common Shares will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund to holders of Common Shares will be less than if leverage had not been used. The Investment Manager may determine to maintain the Fund's leveraged position if it expects that the long-term benefits to holders of Common Shares of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.


    The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the AMPS, other preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Investment Manager does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Investment Manager otherwise views as favorable.



    If and to the extent that the Fund employs leverage in addition to the AMPS and the Outstanding AMPS will depend on many factors, the most important of which are investment outlook, market conditions and interest rates.

                                  RISK FACTORS


    Risk is inherent in all investing. Before investing, you should consider carefully the following risks that you assume when you invest in AMPS.



RISKS OF INVESTING IN AMPS



    Leverage Risk. The Fund uses financial leverage for investment purposes by issuing preferred shares. It is currently anticipated that, taking into account the AMPS being offered in this prospectus, the amount of leverage will represent approximately 35% of the Fund's managed assets (as defined below).



    The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility in the net asset value of the Fund's Common Shares and the asset coverage of the AMPS and the Outstanding AMPS. As long as the AMPS and the other shares of preferred stock of the Fund are outstanding, the Fund does not intend to utilize other forms of leverage.



    Because the fees paid to the Investment Manager will be calculated on the basis of the Fund's managed assets (which equals the aggregate net asset value ('NAV') of the Common Shares plus the liquidation preference of the AMPS and the Outstanding AMPS), the fee will be higher when leverage is utilized, giving the Investment Manager an incentive to utilize leverage.



    Interest Rate Risk. The Fund issues preferred shares, such as the AMPS, which pay dividends based on short-term interest rates. The Fund purchases real estate equity securities that pay dividends that are based on the performance of the issuing companies. The Fund also may buy debt securities that pay interest based on longer-term yields. These dividends and interest payments are typically, although not always, higher than short-term interest rates. Real estate company dividends, as well as long-term and short-term interest rates, fluctuate. If short-term interest rates rise, dividend rates on the AMPS may rise so that the amount of dividends to be paid to stockholders of the AMPS exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on the AMPS, dividend rates on the AMPS would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the AMPS would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the AMPS. The Fund anticipates entering into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in short-term interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk. See 'How the Fund Manages Risk.'



    Auction Risk. The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS may indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. A holder of the AMPS therefore can be given no assurance that there will be sufficient clearing bids in any auction or that the holder will be able to sell its AMPS in an auction. Also, if you place bid orders (orders to retain AMPS) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your AMPS. Additionally, if you buy AMPS or elect to retain AMPS without specifying a dividend rate below which you would not wish to buy or continue to hold those AMPS, you could receive a lower rate of return on your AMPS than the market rate. Finally, the dividend periods for the AMPS may be changed by the Fund, subject to certain conditions with notice to the holders of AMPS, which could also affect the liquidation of your investment. See 'Description of AMPS' and 'The Auction -- Auction Procedures.'



    As noted above, if there are more auction rate securities offered for sale than there are buyers for those auction rate securities in any auction, the auction will fail and you may not be able to sell some or all of your auction rate securities at that time. The relative buying and selling interest of market participants in your auction rate securities and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the issuer, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded auction rate securities, including recent clarifications of U.S. generally accepted accounting principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.





    Secondary Market Risk. If you try to sell your AMPS between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends if any, whether or not earned or declared. If the Fund has designated
a special rate period (a dividend period of more than   days, changes in
interest rates could affect the price you would receive if you sold your shares in the secondary market. You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or other person as the Fund permits. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a broker-dealer that has entered into a broker-dealer agreement with the auction agent, that person will not be able to submit bids at auctions with respect to the AMPS. Broker-dealers that maintain a secondary trading market for the AMPS are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. The AMPS are not listed on a stock exchange or the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') stock market. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction and during a special rate period. In addition, a broker-dealer may, in its own discretion, decide to buy or sell the AMPS in the secondary market for its own account to or from investors at any time and at any price, including at prices equivalent to, below or above the liquidation preference of the AMPS.



    Although broker-dealers buy and sell AMPS for their own accounts on the secondary market, they have no obligation to do so and may discontinue such trading at any time without notice.



    As a dealer, a broker-dealer is permitted, but not obligated, to submit orders in auctions for its own account either as a bidder or a seller and routinely does so in its sole discretion. When a

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broker-dealer submits an order for its own account, it often has an advantage over other bidders because a broker-dealer would have knowledge of some or all of the other orders placed through the broker-dealer in that auction, and thus could determine the rate and size of its order so as to ensure that its order is likely to be accepted in the auction and the auction is likely to clear at a particular rate. For this reason, and because a broker-dealer is appointed and paid by the issuer to serve as a dealer in the auction, a broker-dealer's interests in conducting an auction may differ from those of investors who participate in auctions.



    Securities and Exchange Commission Inquiries. The underwriters have advised the Fund that certain of the underwriters and various other broker-dealers and other firms that participate in the auction rate securities market received letters from the staff of the Securities and Exchange Commission in May of 2004. The letters requested that each of these firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to these requests, each of those underwriters conducted its own voluntary review and reported its findings to the Securities and Exchange Commission staff. At the Securities and Exchange Commission staff's request, those underwriters are engaging in discussions with the Securities and Exchange Commission staff that may lead to a resolution of its inquiry. Those underwriters and the Fund believe that a resolution of the inquiry will not have a significant effect on the market for the AMPS or the auctions.



    Ratings and Asset Coverage Risk. While it is a condition to the closing of the offering that the AMPS receive the highest credit quality rating from at least two of S&P, Moody's and Fitch, the ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. In addition, Moody's, S&P, Fitch or another rating agency then rating the AMPS could downgrade the AMPS, which may make your shares less liquid at an auction or in the secondary market. If a rating agency downgrades the AMPS, the dividend rate on the AMPS will be the applicable maximum rate based on the credit rating of the AMPS, which will be a rate higher than is payable currently on the AMPS. See 'Description of the AMPS -- Rating Agency Guidelines' for a description of the asset maintenance tests the Fund must meet. The Fund may not redeem AMPS if such a redemption would cause the Fund to fail to meet regulatory or rating agency asset coverage requirements, and the Fund may not declare, pay or set apart for payment any dividend or other distribution if immediately thereafter the Fund would fail to meet regulatory asset coverage requirements.



    Portfolio Security Risk. Portfolio security risk is the risk that an issuer of a security in which the Fund invests will not be able, in the case of common stocks, to make dividend distributions at the level forecast by the Fund's Investment Manager, or that the issuer becomes unable to meet its obligation to pay fixed dividends at the specified rate, in the case of preferred stock, or to make interest and principal payments in the case of debt securities. Common stock is not rated by rating agencies and it is incumbent on the Investment Manager to select securities of real estate companies that it believes have the ability to pay dividends at the forecasted level. Preferred stock and debt securities may be rated. The Fund may invest up to 25% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as 'junk bonds') by S&P and Moody's, or unrated securities considered to be of comparable quality by the Investment Manager. In general, lower-rated securities carry a greater degree of risk. If rating agencies lower their ratings of securities held in the Fund's portfolio, the value of those securities could decline, which would jeopardize the rating agencies' ratings of the AMPS. The failure of a company to pay

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common stock or preferred stock dividends, or interest payments, at forecasted or contractual rates, could have a negative impact on the Fund's ability to pay dividends on the AMPS and could result in the redemption of some or all of the AMPS.



    Restrictions on Dividends and other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares, the AMPS and the Outstanding AMPS, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem the AMPS and the Outstanding AMPS to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements. See 'U.S. Federal Taxation.'


GENERAL RISKS OF INVESTING IN THE FUND

    The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that we will achieve our investment objectives.


    Limited Operating History. The Fund is a non-diversified, closed-end management investment company with a limited operating history.


    Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

    Stock Market Risk. Because prices of equity securities fluctuate from day-to-day, the value of our portfolio will vary based upon general market conditions.

    General Risks of Securities Linked to the Real Estate Market. The Fund will not invest in real estate directly, but only in securities issued by real estate companies, including REITs. However, because of its policy of concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

      declines in the value of real estate;

      risks related to general and local economic conditions;

      possible lack of availability of mortgage funds;

      overbuilding;

      extended vacancies of properties;

      increased competition;

      increases in property taxes and operating expenses;

      changes in zoning laws;

      losses due to costs resulting from the clean-up of environmental problems;

      liability to third parties for damages resulting from environmental problems;

      casualty or condemnation losses;

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      limitations on rents;

      changes in neighborhood values and the appeal of properties to tenants;
      and

      changes in interest rates.

    Thus, the value of our portfolio securities may change at different rates compared to the value of portfolio securities of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

GENERAL REAL ESTATE RISKS

    Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and, consequently, its ability to control decisions relating to such properties may be limited.

    Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

    Retail Properties. Retail properties are affected by the overall health of the applicable economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes, and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if a significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

    Office Properties. Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus noncompetitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

    Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

    Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

    Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

    These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

    Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

    Insurance Issues. Certain of the portfolio companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, impact the Fund's investment performance.

    Credit Risk. REITs may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively. The portfolio companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding.

    In addition, a portfolio company's obligation to comply with financial covenants, such as debt-to-asset ratios, secured debt-to-total asset ratios and other contractual obligations, may restrict a REIT's range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the REIT.

    Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.

    Smaller Companies. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- large company stocks such as those found in the Dow Jones Industrial Average.

    Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

SPECIAL RISKS OF SECURITIES LINKED TO THE UTILITIES INDUSTRY

    At least 25% of the Fund's managed assets normally will be concentrated in common stocks, preferred stocks and other equity securities of companies engaged in the utilities industry. The Fund's emphasis on securities of utilities issuers makes it more susceptible to adverse economic, political or regulatory occurrences affecting such issuers than a fund that does not have its assets invested to a similar degree in such issuers. The utility industry generally includes companies involved in providing products, services or equipment for (i) the generation or distribution of electricity, gas or water, (ii) telecommunications services or (iii) infrastructure operations, such as airports, toll roads and municipal services. Certain segments of this industry and individual companies within such segments may not perform as well as the industry as a whole. Issuers in the utilities industry are subject to a variety of factors that may adversely affect their business or operations, including:

      high interest costs in connection with capital construction and improvement programs;

      difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

      governmental regulation of rates charged to customers;

      costs associated with compliance with and changes in environmental and other regulations;

      effects of economic slowdowns and surplus capacity;

      increased competition from other providers of utility services;

      inexperience with and potential losses resulting from a developing deregulatory environment;

      costs associated with reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale and the effects of energy conservation policies, and the potential that costs incurred by the utility, such as the cost of fuel, change more rapidly than the rate the utility is permitted to charge its customers;

      effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes;

      technological innovations that may render existing plants, equipment or products obsolete; and


      potential impact of terrorist activities on the utility industry and its customers and the impact of natural or man-made disasters, including events such as the blackout that affected electric utility companies in many Mid-Atlantic and Midwest states.


    Issuers in the utilities industry may be subject to regulation by various governmental authorities in various jurisdictions and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Various regulatory regimes also impose limitations on the percentage of the shares of a public utility held by a fund as an investment for its clients. These limitations may unfavorably restrict the ability of the Fund to

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make certain investments. Generally, prices charged by certain utilities are regulated in the United States with the intention of protecting the public while ensuring that the rate of return earned by such companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future. The nature of regulation in the utilities industry is evolving. Changes in regulation increasingly allow participants in the utilities industry to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within such industries. The emergence of competition may result in certain companies being forced to defend their core businesses which may cause such companies to be less profitable.

    In addition, there are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as its expenses.

    The nature of regulation of the utility industries is evolving both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The emergence of competition and deregulation may result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates.

    Foreign utility companies are also subject to regulation, although such regulation may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

    Investments in certain utility companies are also subject to certain additional risks.

    Electric. Electric utilities consist of companies that are engaged principally in one of more of the following activities: the generation, transmission, sale and distribution of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in

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general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers.

    The construction and operation of nuclear power facilities are subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

    The rating agencies are taking a closer look at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution which is expected to be the least competitive and the more regulated part of the business may see higher ratings given the greater predictability of cash flow.

    Currently, several states are considering deregulation proposals, while other states have already enacted enabling legislation. The introduction of competition into the industry as a result of deregulation may result in lower revenue, lower credit ratings, increased default risk and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become 'stranded assets' which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, in anticipation of increasing competition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer's balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

    Following deregulation of the energy markets in certain states, a number of companies have engaged in energy trading and incurred substantial losses. Certain of these energy trading businesses have been accused of employing improper accounting practices and have been required to make significant restatements of their financial results. In addition, several energy companies have been accused of attempting to manipulate the price and availability of energy in certain states.

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    Telecommunications. The telecommunications industry today includes both traditional telephone companies with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry which is trending toward larger, competitive, national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as cellular telephone services, paging, data processing, equipment retailing, computer software and hardware services are becoming increasingly significant components as well. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies which may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers, certain marketing tests currently underway and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will soon provide a greatly expanded range of utility services, including two-way video and informational services to both residential, corporate and governmental customers.

    In February 1996, the Telecommunications Act of 1996 (the 'Act') became law. The Act removed regulatory restrictions on entry that prevented local and long-distance telephone companies and cable television companies from competing against one another. The Act also removed most cable rate controls and allows broadcasters to own more radio and television stations. Litigation concerning the constitutionality of certain major provisions of the Act has slowed the implementation of such provisions.

    Gas. Gas transmission companies and gas distribution companies are also undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. Prolonged changes in climatic conditions can also have a significant impact on both the revenues and expenses of a gas utility.

    Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the water utilities are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth.

    There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

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SPECIAL RISKS RELATED TO PREFERRED SECURITIES

    There are special risks associated with investing in preferred securities, including:

    Deferral and Omission. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring or omitting its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

    Subordination. Preferred securities are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

    Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

    Limited Voting Rights. Generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

    Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

    Supply of Hybrid-Preferred Securities. The Financial Accounting Standards Board currently is reviewing accounting guidelines relating to hybrid-preferred securities. To the extent that a change in the guidelines could adversely affect the market for, and availability of, these securities, the Fund may be adversely affected. The recently enacted legislation that reduced the federal income tax rates on dividends may also adversely impact the market and supply of hybrid-preferred securities if the issuance of such securities becomes less attractive to issuers.

    New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Manager believes that doing so would be consistent with the Fund's investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

    Financial Services. Companies principally engaged in financial services are prominent issuers of preferred securities and, therefore, the Fund may be susceptible to adverse economic or regulatory occurrences affecting that sector.

    Investing in the financial services sector includes the following risks:

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      regulatory actions -- financial services companies may suffer a setback if regulators change the rules under which they operate;

      changes in interest rates -- unstable interest rates can have a disproportionate effect on the financial services sector;

      concentration of loans -- financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

      competition -- financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

FOREIGN SECURITIES RISKS

    Under normal market conditions, the Fund may invest up to 20% of its managed assets in U.S. dollar-denominated securities of foreign issuers traded or listed on a U.S. securities exchange or the U.S. over-the-counter market ('Foreign Securities'). Typically, the Fund will not hold any Foreign Securities of issuers in so-called 'emerging markets' (or less developed countries), but to the extent it does, the Fund will not invest more than 10% of its managed assets in such securities. Investments in such securities are particularly speculative. Investing in Foreign Securities involves certain risks not involved in domestic investments, including, but not limited to:

      future foreign economic, financial, political and social developments;

      different legal systems;

      the possible imposition of exchange controls or other foreign governmental laws or restrictions;

      less governmental supervision;

      regulation changes;

      changes in currency exchange rates;

      less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

      high and volatile rates of inflation;

      fluctuating interest rates; and

      different accounting, auditing and financial record-keeping standards and requirements.


    Dividend income the Fund receives from Foreign Securities may not be eligible for the special tax treatment applicable to qualified dividend income. However, dividend income the Fund receives from securities of certain 'qualified foreign corporations' (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States, but does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a 'passive foreign investment company,' as defined in the Code) will be eligible for the special tax treatment applicable to qualified dividend income.


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    Investments in Foreign Securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

      the possibility of expropriation of assets;

      confiscatory taxation;

      difficulty in obtaining or enforcing a court judgment;

      economic, political or social instability; and

      diplomatic developments that could affect investments in those countries.

    In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

      growth of gross domestic product;

      rates of inflation;

      capital reinvestment;

      resources;

      self-sufficiency; and

      balance of payments position.

    In addition, certain investments in Foreign Securities also may be subject to foreign withholding taxes.

    Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

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Typically, the Fund will not hold any Foreign Securities of emerging market issuers, and, if it does, such securities will not comprise more than 10% of the Fund's managed assets.

    As a result of these potential risks, the Investment Manager may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Investment Manager, have had no or limited prior experience.

INTEREST RATE RISK

    Interest rate risk is the risk that fixed-income securities such as preferred and debt securities, and to a lesser extent dividend-paying common stocks such as REITs and certain utility company common shares, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of Common Shares may tend to decline if market interest rates rise. Because investors generally look to REITs and utility companies for a stream of income, the prices of REIT and utility company shares may be more sensitive to changes in interest rates than are other equity securities.

    During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled which is generally known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. Market interest rates for investment grade fixed-income securities in which the Fund will invest have recently declined significantly below the recent historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and the degree to which asset values may decline in such events; however, historical interest rate levels are not necessarily predictive of future interest rate levels.

CREDIT RISK AND LOWER-RATED SECURITIES RISK

    Credit risk is the risk that a security in the Fund's portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. The Fund may invest up to 25% (measured at the time of investment) of its total assets in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and these bonds are commonly referred to as 'junk bonds.' These securities are subject to a greater risk of default. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general

                                       55





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economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than investment grade securities. Preferred stock or debt securities will be considered to be investment grade if, at the time of investment, such security has a rating of 'BBB - ' or higher by S&P, 'Baa3' or higher by Moody's or an equivalent rating by a nationally recognized statistical rating agency, or, if unrated, such security is determined by the Investment Manager to be of comparable quality.

    Lower-rated securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and our ability to achieve our investment objectives may, to the extent the Fund is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund was investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default at the time of purchase.

    Lower-rated securities, or equivalent unrated securities, which are commonly known as 'junk bonds,' generally involve greater volatility of price and risk of loss of income and principal and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate if the issuer of lower-rated securities defaults, and the Fund may incur additional expenses to seek recovery.

    The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

    It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and pay interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.

COUNTERPARTY RISK

    The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

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OTHER INVESTMENT MANAGEMENT TECHNIQUES RISK

    The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, such as interest rate transactions, options, futures, swaps and other derivatives transactions. Strategic Transactions will be entered into to seek to manage the risks of the Fund's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic Transactions involve risks, including (1) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (2) that the derivative instruments used in Strategic Transactions may not be liquid and may require the Fund to pay additional amounts of money. Successful use of Strategic Transactions depends on the Investment Manager's ability to predict correctly market movements, which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Fund's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Fund may also lend the securities it owns to others, which allows the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund's net asset value. The Fund may also purchase securities for delayed settlement. This means that the Fund is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

CONVERTIBLE SECURITIES RISK

    Although to a lesser extent than with non-convertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

COMMON STOCK RISK

    While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

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TAX RISK

    The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations. In particular, the provisions that currently apply to the favorable tax treatment of qualified dividend income are scheduled to expire on December 31, 2008 unless future legislation is passed to make the provisions effective beyond this date. There can be no assurance of what portion, if any, of the Fund's distributions will be entitled to the lower tax rates that apply to qualified dividend income. In addition, the Fund may invest in preferred securities or other securities the Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the IRS. See 'U.S. Federal Taxation.'

RESTRICTED AND ILLIQUID SECURITIES RISK

    The Fund may invest, on an ongoing basis, in restricted securities and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

NON-DIVERSIFIED STATUS

    The Fund is classified as a 'non-diversified' investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of our assets that may be invested in the securities of a single issuer. However, we intend to conduct our operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for Federal income tax to the extent our earnings are distributed to stockholders. See 'U.S. Federal Taxation' in the SAI. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the value of its total assets will be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses and (ii) at least 50% of the value of its total assets will be invested in cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities; provided, however, that with respect to such other securities, not more than 5% of the value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. In addition, pursuant to recently enacted legislation, at the close of each quarter for taxable years beginning after October 22, 2004, no more than 25% of the value of our total assets may be invested in the securities of one or more 'qualified publicly traded partnerships,' as defined in the Code. Because we, as a non-diversified investment company, may invest in a smaller number of individual issuers

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than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company. The Fund intends to comply with the diversification requirements of the Code applicable to regulated investment companies.

ANTI-TAKEOVER PROVISIONS


    Certain provisions of the Fund's Charter and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the Fund's structure. The provisions may also have the effect of depriving stockholders of an opportunity to redeem their AMPS. These include provisions for staggered terms of office for directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Charter and conversion to open-end status. See 'Certain Provisions of the Charter and By-Laws.'


MARKET DISRUPTION RISK


    The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. These events could also adversely affect individual issuers and securities markets, interest rates, auction participants, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the AMPS. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.


                           HOW THE FUND MANAGES RISK

INVESTMENT LIMITATIONS


    The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding Common Shares, the AMPS and the Outstanding AMPS, voting together as a single class, and the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding AMPS and the Outstanding AMPS voting together as a separate class. Among other restrictions, the Fund may not invest more than 25% of its managed assets in securities of issuers in any one industry except for the real estate industry.



    The Fund may become subject to guidelines that are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from nationally recognized rating agencies on the AMPS. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's ability to achieve its investment objectives. See 'Investment Restrictions' in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.


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INTEREST RATE TRANSACTIONS


    In order to seek to reduce the interest rate risk inherent in the Fund's capital structure and underlying investments, the Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the 'counter-party') a fixed rate payment in exchange for the counter-party agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the AMPS and any other outstanding shares of preferred stock or any variable rate borrowing. The payment would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counter-party to the interest rate swap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counter-party payments of the difference based on the notional amount of such cap. If the counter-party to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the AMPS or rate of interest on borrowings. Depending on the general state of short-term interest rates at that point in time, such default could negatively impact the Fund's ability to make dividend payments on the AMPS and any other outstanding shares of preferred stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the AMPS and any other outstanding shares of preferred stock.



    To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the AMPS. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. Under the terms of the AMPS, if the Fund fails to maintain the required asset coverage on the outstanding AMPS or fails to comply with other covenants, the Fund may be required to redeem some or all of the shares.



    The Fund may choose or be required to redeem some or all of the AMPS and any other outstanding shares of preferred stock or prepay any borrowings. This redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.


    The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund would not enter into interest rate swap or cap transactions having a notional amount that exceeded the outstanding amount of the Fund's leverage. The Fund will monitor any interest rate swap or cap transactions with a view to ensuring that it remains in compliance with applicable tax requirements.

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                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of the Board of Directors. The directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Investment Manager, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager and the Fund's administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the directors. The names and business addresses of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under 'Management of the Fund' in the SAI.

INVESTMENT MANAGER


    Cohen & Steers Capital Management, Inc., with offices located at 280 Park Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the directors of the Fund. The Investment Manager was formed in 1986 and had approximately $21.6 billion of assets under management as of January 31, 2006. Its current clients include pension plans, endowment funds, mutual funds and registered investment companies, including each of the open-end and closed-end Cohen & Steers funds. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the NYSE under the symbol 'CNS.'


INVESTMENT MANAGEMENT AGREEMENT

    Under its Investment Management Agreement with the Fund (the 'Investment Management Agreement'), the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Investment Manager.


    For its services under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of ..85% of the average daily managed assets of the Fund. Managed assets are the net asset value of the Common Shares plus the liquidation preference of the AMPS
(and the Outstanding AMPS). In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent accountants, listing expenses, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. The Investment Manager has contractually agreed to waive a portion of its investment management fee in the amount of .20% of average daily total managed assets for the first five years of the Fund's operations, .15% of average daily managed assets in year six, .10% of average daily managed assets in year seven and .05% of average daily managed assets in year eight. When the Fund is utilizing leverage, the fees paid to the Investment Manager for investment


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advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which includes the liquidation preference of the AMPS and the Outstanding AMPS for leverage.



    The Fund's portfolio managers who are primarily responsible for the day to day management of the Fund's portfolio are:


        Martin Cohen -- Mr. Cohen is a Director, President and Treasurer of the Fund. He is a Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc., the Fund's Investment Manager. Mr. Cohen is a 'controlling person' of the Investment Manager on the basis of his ownership of the Common Stock of the Investment Manager's parent company.

        Robert H. Steers -- Mr. Steers is a Director, Chairman and Secretary of the Fund. He is a Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc., the Fund's Investment Manager. Mr. Steers is a 'controlling person' of the Investment Manager on the basis of his ownership of the Common Stock of the Investment Manager's parent company.

        Joseph M. Harvey -- Mr. Harvey has been President of Cohen & Steers Capital Management, Inc., the Fund's Investment Manager, since 2003, and was Senior Vice President and Director of Investment Research prior thereto. Prior to joining Cohen & Steers in 1992, he was a vice president with Robert
    A. Stanger Co. for five years, where he was an analyst specializing in real estate and related securities for the firm's research and consulting activities.


        Robert S. Becker -- Mr. Becker joined Cohen & Steers Capital Management, Inc., the Fund's Investment Manager, as a Senior Vice President in December 2003. Mr. Becker is the director of the Cohen & Steers utility investment team and is a portfolio manager of certain other Cohen & Steers funds. Prior to joining Cohen & Steers, Mr. Becker was a co-portfolio manager of the Franklin Utilities Fund at Franklin Templeton Investments. Mr. Becker has previously held positions in equity research for the utility sector at Salomon Smith Barney and Scudder, Stevens and Clark.



        William F. Scapell -- Mr. Scapell joined Cohen & Steers Capital Management, Inc., the Fund's Investment Manager, as a Senior Vice President in February 2003. Mr. Scapell is the director of the Cohen & Steers fixed income investment team and is a portfolio manager of certain other Cohen & Steers funds. Prior to joining Cohen & Steers, Mr. Scapell was a director in the fixed income research department of Merrill Lynch & Co., Inc., where he was also its chief strategist for preferred securities. Before joining Merrill Lynch's research department, Mr. Scapell worked in Merrill Lynch Treasury with a focus on balance sheet management. Prior to working for Merrill Lynch, Mr. Scapell was employed at the Federal Reserve Bank of New York in both bank supervision and monetary policy roles. Mr. Scapell is a Chartered Financial Analyst.



    See 'Compensation of Directors and Certain Officers' and 'Investment Advisory and Other Services' in the SAI for further information about the Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

ADMINISTRATION AND SUB-ADMINISTRATION AGREEMENT

    Under its Administration Agreement with the Fund, the Investment Manager has responsibility for providing certain administrative services and accounting functions for the Fund with operational needs, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund.

    In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street Bank as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for certain Fund administration services.


    Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, .06% of the Fund's average daily managed assets up to $1 billion, .04% of the Fund's average daily managed assets in excess of $1 billion up to $1.5 billion and .02% of the Fund's average daily managed assets in excess of $1.5 billion. Under the Sub-Administration agreement, the Fund pays State Street Bank a monthly administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the average daily managed assets (including the liquidation value of the AMPS and any other outstanding shares of preferred stock) in the Fund at an annual rate equal to .03% of the first $2.2 billion in assets, .02% of the next $2.2 billion and .01% of assets in excess of $4.4 billion, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds advised by the Investment Manager to State Street Bank is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds (i.e., six funds at $200 million or $1.2 billion at .03%, etc.). The Fund is then responsible for its pro rata amount of the aggregate sub-administration fee. State Street Bank also serves as the Fund's custodian and The Bank of New York has been retained to serve as the Fund's auction agent, transfer agent, dividend paying agent and registrar for the Fund's AMPS. See 'Custodian, Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar.'



                              DESCRIPTION OF AMPS



    The following is a brief description of the terms of the AMPS. For the complete terms of the AMPS, please refer to the detailed description of the AMPS in the Fund's Articles Supplementary attached as Appendix B to the SAI.


GENERAL


    Under its Charter, the Fund is authorized to issue shares of preferred stock, with rights as determined by the Board of Directors, without the approval of the holders of Common Shares. The AMPS will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The AMPS will rank on a parity with Series M7, Series T7, Series W7, Series TH7, Series F7, Series T28, Series W28 and Series F28 AMPS and with shares of any other series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. The AMPS carry one vote per share on all matters on which such shares are entitled to vote. The AMPS, when issued by the

Fund and paid for pursuant to the terms of this prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. Any AMPS repurchased or redeemed by the Fund will be classified as authorized and unissued AMPS. The Board of Directors may by resolution classify or reclassify any authorized and unissued AMPS from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. The AMPS will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.


DIVIDENDS AND RATE PERIODS


    General. The following is a general description of dividends and rate periods for the AMPS. The initial rate period for the AMPS will be 27 days and
the dividend rate for this period will be    %. Subsequent rate periods will be
28 days, and the dividend rate will be determined by auction. The Fund, subject to certain conditions, may change the length of subsequent rate periods by designating them as special rate periods. See 'Designation of Special Rate Periods' below.



    Dividend Payment Dates. Dividends on the AMPS will be payable, when, as and if declared by the Board, out of legally available funds in accordance with the Fund's Charter and applicable law. Dividend periods generally will begin on the first business day after an auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day, or as otherwise specified in the Articles Supplementary.


    If a dividend payment date is not a business day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

      the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

      the affected dividend period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and

      the next dividend period will begin and end on the dates on which it would have begun and ended had such event not occurred and the dividend payment date remained the scheduled date.


    Dividends will be paid through DTC on each dividend payment date. The dividend payment date will normally be the first business day after the dividend period ends. DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to agent members (members of DTC that will act on behalf of existing or potential holders of AMPS). These agent members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. Each of the current broker-dealers has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a broker-dealer or a broker-dealer's designee as agent member.

    Calculation of Dividend Payment. The Fund computes the dividends per share payable on shares of AMPS by multiplying the applicable rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period and the denominator will normally be 360. This rate is then multiplied by $25,000 to arrive at the dividends per share.



    Dividends on the AMPS will accumulate from the date of their original issue,
which is           , 2006. For each dividend payment period after the initial rate period, the dividend will be the dividend rate determined at auction. The dividend rate that results from an auction will not be greater than the maximum rate described below.



    The maximum applicable rate for any regular period will be the higher of (as set forth in the table below) the applicable percentage of the Reference Rate or the applicable spread plus the Reference Rate. The Reference Rate is the applicable LIBOR Rate (for a dividend period or a special dividend period of fewer than 365 days), or the applicable Treasury Index Rate (for a special dividend period of 365 days or more). In the case of a special rate period, the maximum applicable rate will be specified by the Fund in the notice of the special rate period for such dividend payment period. The applicable percentage or applicable spread is determined on the day that a notice of a special rate period is delivered if the notice specifies a maximum applicable rate for a special rate period. The applicable percentage or applicable spread will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Moody's and S&P. If Moody's or S&P or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency.


        CREDIT RATINGS             APPLICABLE
        --------------            PERCENTAGE OF   APPLICABLE
   MOODY'S           S&P         REFERENCE RATE:    SPREAD
   -------           ---         ---------------    ------
     Aaa             AAA              125%         125 bps
 Aa3 to Aa1      AA - to AA+          150%         150 bps
  A3 to A1        A - to A+           200%         200 bps
Baa3 to Baa1    BBB - to BBB+         250%         250 bps
Ba1 and below   BB+ and below         300%         300 bps


    Assuming the Fund maintains an Aaa/AAA rating on the AMPS, the practical effect of the different methods used to calculate the Maximum Applicable Rate is shown in the table below:


                    MAXIMUM RATE         MAXIMUM RATE      METHOD USED TO
                      USING THE            USING THE       DETERMINE THE
REFERENCE RATE  APPLICABLE PERCENTAGE  APPLICABLE SPREAD    MAXIMUM RATE
--------------  ---------------------  -----------------    ------------
      1%                1.25%                2.25%             Spread
      2%                2.50%                3.25%             Spread
      3%                3.75%                4.25%             Spread
      4%                5.00%                5.25%             Spread
      5%                6.25%                6.25%             Either
      6%                7.50%                7.25%           Percentage


    The Applicable Percentage and the Applicable Spread as so determined will be further subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the broker-dealers, provided that immediately following any such increase the Corporation would be in compliance with the Preferred Shares Basic Maintenance Amount (as defined in this prospectus under ' -- Rating Agency Guidelines' below). The Fund will take all reasonable action necessary to enable either Moody's or S&P to provide a rating for the AMPS. If neither Moody's nor S&P will make such a rating available, the Fund will select another rating agency to act as a substitute rating agency.


    On or prior to each dividend payment date, the Fund is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit, subject to applicable cure periods, will result in a default period during which no auction will be held. The Fund does not intend to establish any reserves for the payment of dividends.


    Restriction on Dividends and Other Distributions. While any of the AMPS are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its Common Shares (other than in additional shares of common stock or rights to purchase common stock) or repurchase any of its Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon liquidation) unless each of the following conditions have been satisfied:



      In the case of the Moody's coverage requirements, immediately after such transaction, the aggregate Moody's Coverage Value (i.e., the aggregate value of the Fund's portfolio discounted according to Moody's criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (i.e., the amount necessary to pay all outstanding obligations of the Fund with respect to the AMPS, any preferred stock outstanding, expenses for the next 90 days and any other liabilities of the Fund) (see ' -- Rating Agency Guidelines' below);


      In the case of S&P's coverage requirements, immediately after such transaction, the Aggregate S&P value (i.e., the aggregate value of the Fund's portfolio discounted according to S&P criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount;

      Immediately after such transaction, the 1940 Act Preferred Shares Asset Coverage (as defined in this prospectus under ' -- Rating Agency Guidelines' below) is met;


      Full cumulative dividends on the AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and



      The Fund has redeemed the full number of the AMPS required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.



    The Fund generally will not declare, pay or set apart for payment any dividend on any shares of the Fund ranking as to the payment of dividends on a parity with the AMPS unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the AMPS through its most recent dividend payment date. However, when the Fund has not paid dividends in full on the AMPS through the most recent dividend payment date or upon any shares of the Fund ranking, as to the payment of dividends, on a parity with AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on the AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares bear to each other.

    Designation of Special Rate Periods. The Fund may, in certain situations, declare a special rate period. Prior to declaring a special rate period, the Fund will give notice (a 'notice of special rate period') to the auction agent and to each broker-dealer. The notice will state that the next succeeding rate period for the AMPS will be a number of days as specified in such notice. The Fund may not designate a special rate period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. The Fund also must have received confirmation from Moody's and S&P or any substitute rating agency that the proposed special rate period will not adversely affect such agency's then-current rating on the AMPS and the lead broker-dealer designated by the Fund, initially Merrill Lynch, must not have objected to declaration of a special rate period. A notice of special rate period also will specify whether the shares of the AMPS will be subject to optional redemption during such special rate period and, if so, the redemption, premium, if any, required to be paid by the Fund in connection with such optional redemption.


VOTING RIGHTS


    Except as noted below, the Fund's Common Shares and the AMPS (and the Outstanding AMPS) have equal voting rights of one vote per share and vote together as a single class. In elections of directors, the holders of AMPS (and the Outstanding AMPS), as a separate class, vote to elect two directors, and the holders of the Common Shares and holders of AMPS (and the Outstanding AMPS) vote together as a single class to elect the remaining directors. In addition, during any period ('Voting Period') in which the Fund has not paid dividends on the AMPS (and the Outstanding AMPS) in an amount equal to two full years dividends, the holders of the AMPS (and the Outstanding AMPS), voting together as a single class, are entitled to elect (in addition to the two directors set forth above) the smallest number of additional directors as is necessary to ensure that a majority of the directors has been elected by the holders of the AMPS (and the Outstanding AMPS). The holders of AMPS (and the Outstanding AMPS) will continue to have these rights until all dividends in arrears have been paid or otherwise provided for.



    In an instance when the Fund has not paid dividends as set forth in the immediately preceding paragraph, the terms of office of all persons who are directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the AMPS (and the Outstanding AMPS) of the number of directors that such holders are entitled to elect. The persons elected by the holders of the AMPS (and the Outstanding
AMPS), together with the incumbent directors, will constitute the duly elected directors of the Fund. When all dividends in arrears on the AMPS (and the Outstanding AMPS) have been paid or provided for, the terms of office of the additional directors elected by the holders of the AMPS (and the Outstanding
AMPS) will terminate.



    So long as any of the AMPS (and the Outstanding AMPS) are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the outstanding AMPS (and the Outstanding AMPS), (i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action;
(ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the AMPS (and the Outstanding AMPS), (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's Paying Agent and the auction agent; or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase will not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding valuation date.



    In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding AMPS (together with the Outstanding AMPS) shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment restrictions described under 'Investment Restrictions' in the SAI and changes in the Fund's subclassification as a closed-end investment company.


    The affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock of any series, voting separately from any other series, will be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Fund's shares of capital stock. For purposes of the foregoing, no matter will be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this paragraph will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred stock necessary to authorize the action in question.


    The Common Shares and the AMPS (and the Outstanding AMPS) also will vote separately to the extent otherwise required under Maryland law or the 1940 Act as in effect from time to time. The class votes of holders of AMPS (and the Outstanding AMPS) described above will in each case be in addition to any separate vote of the requisite percentage of Common Shares and AMPS (and the Outstanding AMPS), voting together as a single class, necessary to authorize the action in question.

    For purpose of any right of the holders of AMPS to vote on any matter, whether the right is created by the Charter, by statute or otherwise, a holder of an AMPS is not entitled to vote and the AMPS will not be deemed to be outstanding for the purpose of voting or determining the number of AMPS required to constitute a quorum, if prior to or concurrently with a determination of the AMPS entitled to vote or of the AMPS deemed outstanding for quorum purposes, as the case may be, a notice of redemption was given in respect of those AMPS and sufficient Deposit Securities (as defined in the SAI) for the redemption of those AMPS were deposited.


RATING AGENCY GUIDELINES


    The Fund is required under S&P and Moody's guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below). S&P and Moody's have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by the rating agency). The S&P and Moody's guidelines also impose certain diversification requirements on the Fund's overall portfolio. The 'Preferred Shares Basic Maintenance Amount' includes the sum of (i) the aggregate liquidation preference of the AMPS (and the Outstanding AMPS) then outstanding (plus accrued and projected dividends),
(ii) the total principal of any senior debt, (iii) certain Fund expenses and
(iv) certain other current liabilities.



    The Fund also is required under rating agency guidelines to maintain, with respect to the AMPS, as of the last business day of each month in which the AMPS are outstanding, asset coverage of at least 200% with respect to senior securities that are shares of the Fund, including the AMPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its Common Shares) ('1940 Act Preferred Shares Asset Coverage'). S&P and Moody's have agreed that the auditors must certify once per year the asset coverage test. Based on the Fund's assets and liabilities as of February 8, 2006 and assuming the issuance of all the AMPS offered hereby and the use of the proceeds as intended, the 1940 Act Preferred Shares Asset Coverage with respect to the AMPS (and the Outstanding AMPS) would be computed as follows:



    Value of Fund assets less liabilities                $1,984,816,649
       not constituting senior securities                -------------
   ----------------------------------------      =        $700,000,000        =    284%
 Senior securities representing indebtedness
      plus liquidation value of the AMPS



    If the Fund does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or
(2) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the AMPS, the Fund will be required to redeem the AMPS as described below under ' -- Redemption.'



    The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by S&P or Moody's. Failure to adopt any such modifications, however, may result in a change or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating. The Board of Directors may, without stockholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from S&P or Moody's, or both, as appropriate, that any such change would not impair the ratings then assigned by S&P and Moody's to the AMPS.



    The Board of Directors may amend the definition of Maximum Rate to increase the percentage amount by which the reference rate is multiplied, or the percentage spread added to the reference rate, to determine the Maximum Rate without the vote or consent of the holders of AMPS, including the Series, or any other stockholder of the Fund, but only with confirmation from each rating agency, and after consultation with the broker-dealers, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount Test.



    As described by S&P and Moody's, the AMPS rating is an assessment of the capacity and willingness of the Fund to pay the AMPS' obligations. The ratings on the AMPS are not recommendations to purchase, hold or sell the AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of the AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to S&P and Moody's by the Fund and the Investment Manager and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.



    The rating agency guidelines will apply to the AMPS only so long as such rating agency is rating these shares. The Fund will pay fees to S&P and Moody's for rating the AMPS.


REDEMPTION


    Mandatory Redemption. If the Fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount, (2) maintain the 1940 Act Preferred Shares Asset Coverage, or (3) file a required certificate related to asset coverage on time, the AMPS will be subject to mandatory redemption out of funds legally available therefor in accordance with the Articles Supplementary and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of the AMPS necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.



    In determining the number of AMPS required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the AMPS of the Fund and any other preferred stock of the Fund, subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.

    Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may, without the consent of the holders of the AMPS, redeem AMPS having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. AMPS having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless, after giving effect thereto,
(i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the AMPS by reason of the redemption of the AMPS on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount.



    Notwithstanding the foregoing, AMPS may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding AMPS, and any other outstanding shares of preferred stock, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for AMPS made on the same terms to holders of all outstanding shares of preferred stock.


LIQUIDATION


    Subject to the rights of holders of any series or class or classes of shares ranking on a parity with the AMPS with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of AMPS then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution is made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding the interest thereon) accumulated but unpaid to and including the date of final distribution in same-day funds in connection with the liquidation of the Fund. After the payment to the holders of the AMPS of the full preferential amounts provided for as described herein, the holders of the AMPS as such will have no right or claim to any of the remaining assets of the Fund.


    Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other entity nor the merger or consolidation of any other entity into or with the Fund, will be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

                                  THE AUCTION

GENERAL


    The Articles Supplementary provide that, except as otherwise described in this prospectus, the applicable rate for the AMPS for each rate period after the initial rate period will be the rate that


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results from an auction conducted as set forth in the Articles Supplementary and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell the AMPS. See the Articles Supplementary for a more complete description of the auction process.



    Auction Agency Agreement. The Fund will enter into an auction agency agreement with the auction agent (initially, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for the AMPS, so long as the applicable rate for the AMPS is to be based on the results of an auction.


    The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 60 days after the delivery of such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that, prior to such removal, the Fund has entered into such an agreement with a successor auction agent.


    Broker-Dealer Agreements. Each auction requires the participation of one or more broker-dealers. The auction agent will enter into agreements with several broker-dealers selected by the Fund, which provide for the participation of those broker-dealers in auctions for the AMPS.



    The auction agent will pay to each broker-dealer after each auction from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% of the liquidation preference ($25,000 per share) of the AMPS held by a broker-dealer's customer upon settlement in an auction. For any special rate period, the service charge will be determined by mutual consent of the Fund and any such broker-dealer or broker-dealers and will be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the dividend period with respect to such auction. For purposes of the foregoing, the AMPS will be placed by a broker-dealer if such shares were (i) the subject of hold orders deemed to have been made by beneficial owners that were acquired by such beneficial owners through such broker-dealer or (ii) the subject of the following orders submitted by such broker-dealer: (A) a submitted bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the auction, (B) a submitted bid of a potential Beneficial Owner that resulted in such potential Beneficial Owner purchasing such shares as a result of the auction or (C) a submitted hold order. A broker-dealer may share a portion of any such fees with non-participating broker-dealers that submit orders to the broker-dealer for an auction that are placed by that broker-dealer in such auction.


AUCTION PROCEDURES


    Prior to the submission deadline on each auction date for the AMPS, each customer of a broker-dealer who is listed on the records of that broker-dealer (or, if applicable, the auction agent) as a beneficial owner of the AMPS may submit the following types of orders with respect to the AMPS to that broker-dealer:



    1. Hold Order -- indicating its desire to hold the AMPS without regard to the applicable rate for the next rate period.


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    2. Bid -- indicating its desire to purchase or hold the indicated number of
       AMPS at $25,000 per share if the applicable rate for shares of such series for the next rate period is not less than the rate or spread specified in the bid and which shall be deemed an offer to sell the AMPS at $25,000 per share if the applicable rate for shares of such series for the next rate period is less than the rate or spread specified in the bid.



    3. Sell Order -- indicating its desire to sell the AMPS at $25,000 per share without regard to the applicable rate for shares of such series for the next rate period.



    A beneficial owner of the AMPS may submit different types of orders to its broker-dealer with respect to the AMPS then held by the beneficial owner. A beneficial owner that submits a bid to its broker-dealer having a rate higher than the maximum applicable rate on the auction date will be treated as having submitted a sell order to its broker-dealer. A beneficial owner that fails to submit an order to its broker-dealer will ordinarily be deemed to have submitted a hold order to its broker-dealer. However, if a beneficial owner fails to submit an order for some or all of its shares to its broker-dealer for an auction relating to a rate period of more than 91 days, such beneficial owner will be deemed to have submitted a sell order for such shares to its broker-dealer. A sell order constitutes an offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for the purposes of such offer, a potential holder as discussed below.



    A potential holder is either a customer of a broker-dealer that is not a beneficial owner of the AMPS but that wishes to purchase the AMPS or a beneficial owner that wishes to purchase additional AMPS. A potential holder may submit bids to its broker-dealer in which it offers to purchase the AMPS at $25,000 per share if the applicable rate for the next rate period is not less than the rate specified in such bid. A bid placed by a potential holder specifying a rate higher than the maximum applicable rate on the auction date will not be accepted.



    The broker-dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. However, neither the Fund nor the auction agent will be responsible for a broker-dealer's failure to comply with these procedures. Any order placed with the auction agent by a broker-dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a broker-dealer by a beneficial owner or potential holder. Similarly, any failure by a broker-dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its broker-dealer an order in respect of the AMPS held by it. A broker-dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund. If a broker-dealer submits an order for its own account in any auction, it may have knowledge of orders placed through it in that auction and therefore have an advantage over other bidders, but such broker-dealer would not have knowledge of orders submitted by other broker-dealers in that auction. As a result of bidding by the broker-dealer in an auction, the auction rate may be higher or lower than the rate that would have prevailed had the broker-dealer not bid.



    There are sufficient clearing bids in an auction if the number of shares subject to bids submitted or deemed submitted to the auction agent by broker-dealers for potential holders with rates or spreads equal to or lower than the maximum rate is at least equal to the number of AMPS subject to sell orders submitted or deemed submitted to the auction agent by broker-dealers for existing holders. If there are sufficient clearing bids, the applicable rate for the AMPS


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


for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by broker-dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the AMPS available for purchase in the auction.



    If there are not sufficient clearing bids, the applicable rate for the next rate period will be the maximum rate on the auction date. However, if the Fund has declared a special rate period and there not sufficient clearing bids, the applicable rate for the next rate period will be the same as during the current rate period. If there are not sufficient clearing bids, beneficial owners of the AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding AMPS are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period and the applicable rate for the next rate period will be 90% of the reference rate.





BIDDING BY BROKER-DEALERS



    A broker-dealer is permitted, but not obligated, to submit orders in auctions for its own account either as a bidder or a seller and routinely does so in its sole discretion. If a broker-dealer submits an order for its own account, it often has an advantage over other bidders because the broker-dealer would have knowledge of some or all of the other orders placed through the broker-dealer in that auction, and thus could determine the rate and size of its order so as to ensure that its order is likely to be accepted in the auction and the auction is likely to clear at a particular rate. For this reason, and because initial broker-dealers are appointed and paid by the Fund to serve as broker-dealers in the auction, the initial broker-dealers' interests in conducting an auction may differ from those of existing holders and potential holders who participate in auctions. An initial broker-dealer would not have knowledge of orders submitted to the auction agent by any other broker-dealer that is subsequently appointed to accept orders pursuant to a broker-dealer agreement.



    A broker-dealer routinely places one or more bids in an auction for its own account to acquire the AMPS for its inventory, to prevent a failed auction or an auction from clearing at a rate that the broker-dealer believes is higher than the market for similar securities at the time it makes its bid. A broker-dealer may place such bids even after obtaining knowledge of some or all of the other orders submitted through it.



    When bidding for its own account, a broker-dealer may bid outside the range of rates that it posts in its Price Talk. See '___________ `Price Talk.'



    In addition, a broker-dealer routinely encourages bidding by others in auctions generally, including to prevent a failed auction (which would result in the auction rate settling at the maximum rate) or an auction from clearing at a rate that the broker-dealer believes is higher than the market for similar securities. A broker-dealer routinely encourages such bids even after obtaining knowledge of some or all of the other orders submitted through it.



    Bids by a broker-dealer or by those it may encourage to place bids are likely to affect (i) the auction rate -- including preventing the auction rate from becoming the maximum rate or otherwise causing bidders to receive a higher or lower rate than they might have received had the broker-dealer not bid or not encouraged others to bid and (ii) the allocation of AMPS being auctioned --


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


including displacing some bidders who may have their bids rejected or receive fewer AMPS than they would have received if a broker-dealer had not bid or encouraged others to bid. Because of these practices, the fact that an auction clears successfully does not mean that an investment in the AMPS involves no significant liquidity or credit risk. A broker-dealer is not obligated to continue to place such bids or encourage other bidders to do so in any particular auction to prevent an auction from failing or clearing at an off-market rate. Investors should not assume that a broker-dealer will do so, or that failed auctions and unfavorable auction rates will not occur.



    In any particular auction, if all outstanding AMPS are the subject of submitted hold orders, the auction rate for the next succeeding dividend period will be the minimum rate (such a situation is called an 'all-hold auction'). When an all-hold auction is likely, a broker-dealer may, but is not obligated to, advise existing holders of that fact, which might facilitate the submission of bids by existing holders that would avoid the occurrence of an all-hold auction. If a broker-dealer decides to inform existing holders of the likelihood of an all-hold auction, it will make that information available to all existing holders at the same time.



    If a broker-dealer holds auction rate securities for its own account on the date of an auction of such securities, a broker-dealer will submit an order into the auction to sell such securities.





    The auction procedures include a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of AMPS that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, broker-dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.


    Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same-day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers' agent members in accordance with DTC's normal procedures, which now provide for payment against delivery by their agent members in same-day funds.


    The first auction for the AMPS will be held on March 20, 2006, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during the special rate periods, auctions for the the AMPS normally will be held every 28 days, and each subsequent dividend period for the AMPS normally will begin on the following business day.



    The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding AMPS and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:


Current Holder A......  Owns 500 shares, wants to sell  Bid order of 4.1% rate for all all 500 shares if auction rate  500 Shares
                        is less than 4.1%
Current Holder B......  Owns 300 shares, wants to hold  Hold order -- will take the auction rate
Current Holder C......  Owns 200 shares, wants to sell  Bid order of 3.9% rate for all
                        all 200 shares                  200 shares if auction rate is
                                                        less than 3.9%

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

Potential Holder D....  Wants to buy 200 shares         Places order to buy at or
                                                        above 4.0%
Potential Holder E....  Wants to buy 300 shares         Places order to buy at or
                                                        above 3.9%
Potential Holder F....  Wants to buy 200 shares         Places order to buy at or
                                                        above 4.1%


    The lowest dividend rate that will result in all 1,000 AMPS continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.



REMARKETING/SERVICE FEES



    For many auction rate securities, each broker-dealer has been appointed by the issuer of the securities to serve as a dealer in the auction and is paid by the issuer for its services. Specifically, a broker-dealer receives a remarketing or service fee from the issuer at an annual rate of generally 0.25% of the purchase price of securities sold or placed through the broker-dealer. As a result, a broker-dealer's interests in conducting an auction may differ from those of investors who participate in auctions. A broker-dealer may share a portion of such fees with other broker-dealers that submit orders through a broker-dealer that the broker-dealer places in the auction. Equally, another auction dealer may share with a broker-dealer a portion of the fees it receives from an issuer when that dealer submits orders for the broker-dealer (on behalf of the broker-dealer or its customers) into auctions in which the broker-dealer does not serve as a dealer.



'PRICE TALK'



    Before the start of an auction, a broker-dealer may, in its discretion, make available to existing holders and potential holders a broker-dealer's good faith judgment of the range of likely clearing rates for the auction based on market and other information. This is known as 'Price Talk.' Price Talk is not a guaranty, and existing holders and potential holders are free to use it or ignore it. A broker-dealer communicates Price Talk by posting it on a permissioned offering screen or by other electronic means. A broker-dealer may occasionally update and change the Price Talk based on changes in issuer credit quality or macroeconomic factors that are likely to result in a change in interest rate levels, such as an announcement by the Federal Reserve Board of a change in the Federal Funds rate or an announcement by the Bureau of Labor Statistics of unemployment numbers. Such changes will be posted on a permissioned offering screen or made available by other electronic means.



'ALL-OR-NOTHING' BIDS AND MARKET ORDERS



    A broker-dealer does not accept 'all-or-nothing' bids (i.e., bids whereby the bidder proposes to reject an allocation smaller than the entire quantity bid) or any other type of bid that allows the bidder to avoid auction procedures that require the pro rata allocation of securities where there are not sufficient sell orders to fill all bids at the clearing rate. Nor does a broker-dealer accept market order bids.


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


NO ASSURANCES REGARDING AUCTION OUTCOMES



    The broker-dealers provide no assurance as to the outcome of any auction. Nor do the broker-dealers provide any assurance that any bid will be accepted or that the auction will clear at a rate that a bidder considers acceptable. Bids may be rejected or may be only partially filled, and the rate on any AMPS purchased or retained may be lower than the bidder expected.



DEADLINES/AUCTION PERIODS



    Each particular auction has a formal time deadline by which all bids must be submitted by the broker-dealers to the auction agent. This deadline is called the 'submission deadline.' To provide sufficient time to process and submit customer bids to the auction agent before the submission deadline, the broker-dealers impose an earlier deadline -- called the 'internal submission deadline' -- by which bidders must submit bids to the broker-dealers. The internal submission deadline is subject to change by the broker-dealers. The internal submission deadline and any changes to it will be posted on a permissioned offering screen or made available by other electronic means. The broker-dealers may submit bids for their own accounts at any time until the auction submission deadline. Some auction agents allow for the correction of clerical errors up to 40 minutes after the auction submission deadline.



    During any auction period, the Fund may change the length of the next auction period. In such circumstances, the Fund may request that broker-dealers submit orders for their own account in the first auction at which the new auction period will apply to the AMPS. In this context, the rate bid by a broker-dealer may effectively place an upper limit on the rate that can be set at the auction at a rate that is below the 'maximum' rate. A broker-dealer would typically receive a fee for providing such a service to the issuer of securities.



SECONDARY MARKET TRADING AND TRANSFER OF AMPS



    The underwriters are not required to make a market in the AMPS. The broker-dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for the AMPS will develop or, if it does develop, that it will provide owners with liquidity of investment. The AMPS will not be registered on any stock exchange or on the NASDAQ market. Investors who purchase the AMPS in an auction for a special rate period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions. In addition, a broker-dealer may, in its own discretion, decide to buy or sell AMPS in the secondary market for its own account to or from investors at any time and at any price, including at prices equivalent to, below or above the liquidation preference of the AMPS. Although broker-dealers buy and sell AMPS for their own accounts on the secondary market, they have no obligation to do so and may discontinue such trading at any time without notice.



    You may sell, transfer, or otherwise dispose of the AMPS only in whole shares and only pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

      to a broker-dealer; or

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


      to such other persons as may be permitted by the Fund; provided, however, that (i) if you hold your AMPS in the name of a broker-dealer, a sale or transfer of your AMPS to that broker-dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer for purposes of the foregoing if that broker-dealer remains the existing holder of the AMPS immediately after the transaction; and (ii) in the case of all transfers, other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.


    Further description of the auction procedures can be found in the Articles Supplementary.

                          DESCRIPTION OF COMMON SHARES


    The Fund is authorized to issue 99,974,200 shares of Common Shares, par value $.001 per share. Common Shares are fully paid and non-assessable when issued and have no preemptive, conversion, exchange or redemption rights. Each Common Share has equal voting, dividend, distribution and liquidation rights. Whenever the AMPS and the Outstanding AMPS are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on the AMPS and the shares of the Outstanding AMPS have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be at least 200% after giving effect to the distribution.


    Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders each year.

                 CERTAIN PROVISIONS OF THE CHARTER AND BY-LAWS

    The Fund has provisions in its Charter and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors has been divided into three classes. At the annual meeting of stockholders in each year, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.


    The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of Common Shares and the AMPS (and the Outstanding AMPS) outstanding at the time, voting together as a single class, unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund. A 'Continuing Director' is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an 'Interested Party') and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund's initial public offering of Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The affirmative


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


vote of at least 75% of the entire Board of Directors and at least 75% of the holders of Common Shares and the AMPS (and the Outstanding AMPS) outstanding at the time, voting together as a single class, will be required to amend the Charter to change any of the provisions in this paragraph and the preceding paragraph.



    The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of Common Shares and the AMPS (and the Outstanding AMPS) outstanding at the time, voting as a single class, and
(ii) in the case of a Business Combination (as defined below), 66 2/3% of Common Shares and the AMPS (and the Outstanding AMPS) outstanding at the time, voting together as a single class, other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:


        (i) merger, consolidation or statutory share exchange of the Fund with or into any other entity;

        (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and
    (e) portfolio transactions effected by the Fund in the ordinary course of business;

        (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a 'Business Combination');

        (iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Charter to terminate the Fund's existence; or

        (v) any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which stockholder approval is required under federal or Maryland law.

    However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors (as defined above). In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require stockholder approval, no stockholder approval will be required. The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a stockholders' meeting where the Fund has not received notice of the matters generally at least 90 but no more than 120 days prior to the first anniversary of the preceding year's annual meeting.


    These provisions are in addition to any special voting rights granted to the holders of the AMPS in the Charter. See 'Description of AMPS -- Voting Rights.' The Board of Directors has


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


determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund's stockholders generally.


    Reference is made to the Charter and By-Laws of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Investment Manager, however, these provisions offer several possible advantages. They may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objectives.

                          CONVERSION TO OPEN-END FUND


    The Fund is a closed-end investment company and it may be converted to an open-end investment company at any time by a vote of the outstanding shares. See 'Description of AMPS -- Voting Rights' and 'Certain Provisions of the Charter and By-Laws' for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all the AMPS (and the Outstanding AMPS) then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and the Common Shares would no longer be listed on the NYSE. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940
Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing. The Board of Directors believes, however, that the closed-end structure is desirable in light of the Fund's investment objectives and policies and it is currently not likely that the Board of Directors would vote to convert the Fund to an open-end fund.


                          REPURCHASE OF COMMON SHARES

    Common shares of closed-end investment companies often trade at a discount to net asset value, and the Fund's Common Shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's Common Shares will be determined by such factors as relative demand for and supply of the Common Shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although holders of Common Shares will not have the right to redeem the Common Shares, the Fund may take action to repurchase Common Shares in the open market or make tender offers for its Common Shares at net asset value.


    The acquisition of Common Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. Furthermore, the acquisition of Common Shares by the Fund may require the Fund to redeem the AMPS in order to maintain certain asset coverage requirements. To the extent the Fund may need to liquidate investments to fund repurchase of Common Shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase Common Shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its stockholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. See 'U.S. Federal Taxation' for a description of the potential tax consequences of a repurchase of Common Shares.


                             U.S. FEDERAL TAXATION

    The following discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the U.S. federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

U.S. FEDERAL INCOME TAX TREATMENT OF THE FUND


    The Fund has elected to be treated as, and intends to qualify annually as, a regulated investment company (a 'RIC') under Subchapter M of the Code. To qualify, the Fund must, among other things, (a) (i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a 'Qualified Publicly Traded Partnership'); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund's total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

    For each taxable year that the Fund otherwise qualifies as a RIC, it will not be subject to U.S. federal income tax on that part of its investment company taxable income (as that term is defined in the Code, but determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its stockholders, if it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest income for that year (the 'Distribution Requirement'). The Fund intends to make sufficient distributions of its investment company taxable income each taxable year to meet the Distribution Requirement. If the Fund failed to qualify for treatment as a RIC for any taxable year or failed to satisfy the Distribution Requirement in any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its stockholders, and (b) its stockholders would treat any such distributions, including distributions of net capital gain, as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally would be eligible (i) for the DRD available to corporate stockholders and (ii) for treatment as qualified dividend income in the case of individual stockholders.

    The Fund also currently intends to distribute all realized net capital gain annually. If, however, the Board of Directors determines for any taxable year to retain all or a portion of the Fund's net capital gain, that decision will not affect the Fund's ability to qualify for treatment as a RIC, but will subject the Fund to a maximum tax rate of 35% of the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its stockholders, who (i) will be required to include their proportionate shares of the undistributed amount in their gross income as long-term capital gain, and (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their U.S. federal income tax liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a Fund stockholder will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the stockholder's gross income.


    The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for that calendar year (ii) 98% of its capital gain net income for the one-year period ending on October 31 of that calendar year unless the Fund elects to use a calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. For this and other purposes, a distribution will be treated as paid by the Fund and received by the stockholders on December 31 if it is declared by the Fund in October, November or December of such year, made payable to stockholders of record on a date in such a month and paid by the Fund during January of the following year. Any such distribution thus will be taxable to stockholders whose taxable year is the calendar year in the year the distribution is declared, rather than the year in which the distribution is received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.



U.S. FEDERAL INCOME TAX TREATMENT OF HOLDERS OF AMPS



    Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the AMPS at any time in the future, the Fund believes that under present law the AMPS will constitute stock of the Fund and distributions with respect to the AMPS (other than distributions in redemption of the AMPS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than distributions of qualified dividend income and capital gain dividends, as described below). If a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate stockholders, if properly designated, may qualify for the DRD. In addition, for taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the stockholder. However, even if income received in the form of ordinary income is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. Specifically, a dividend paid by the Fund to a stockholder will not be treated as qualified dividend income of the stockholder (1) if the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain 'qualified foreign corporations' (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock of which and with respect to which such dividend is paid is readily tradable on an established securities market in the United States), but does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a 'passive foreign investment company,' as defined in the Code. There can be no assurance of what portion, if any, of the Fund's distributions will be entitled to the lower tax rates that apply to qualified dividend income. The foregoing discussion relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the AMPS represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of AMPS would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.



    Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the holders' respective holding periods for their AMPS. Distributions, if any, in excess of the Fund's current and accumulated earnings and profits will first reduce the adjusted tax basis of a stockholder's shares and, after that basis has been reduced to zero, will constitute a capital gain to the stockholder (assuming the shares are held as a capital asset). The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the DRD, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD, dividends derived from qualified dividend income, interest-related dividends and short-term capital gain dividends, if any, between its Common Shares, the AMPS and the Outstanding AMPS in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares, the AMPS and the Outstanding AMPS. Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on the AMPS and the Outstanding AMPS, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.


    Stockholders will be notified annually as to the U.S. federal tax status of distributions.

SALE OF SHARES


    The sale or other disposition of the AMPS generally will be a taxable transaction for U.S. federal income tax purposes. Selling holders of the AMPS generally will recognize gain or loss in an amount equal to the difference between the amount of cash and the fair market value of other property received in exchange therefor and their respective bases in such AMPS. If the AMPS are held as a capital asset, the gain or loss generally will be a capital gain or loss. Similarly, a redemption (including a redemption resulting from liquidation of the Fund), if any, of the AMPS by the Fund generally will give rise to capital gain or loss if the holder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any shares of Common Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.



    Generally, a holder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Capital gains of individuals are generally taxed at a maximum rate of tax of 15% for taxable years beginning on or before December 31, 2008 (after which time the maximum rate will increase to 20%). However, any loss realized upon a taxable disposition of the AMPS held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or amounts credited to the holder as undistributed capital gains) with respect to such shares. Also, any loss realized upon a taxable disposition of the AMPS may be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the original shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired. Capital losses may be subject to other limitations imposed by the Code.


BACKUP WITHHOLDING

    The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to stockholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a Series stockholder has been notified by the IRS that such stockholder is subject to backup withholding. Corporate stockholders and other stockholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the stockholder's federal income tax liability if the appropriate information is provided to the IRS.

OTHER TAXATION


    Foreign stockholders, including stockholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Under the American Jobs Creation Act of 2004 (the 'Jobs Creation Act'), U.S. source withholding taxes are no longer imposed on dividends paid by RICs to the extent the dividends are designated as 'interest-related dividends' or 'short-term capital gain dividends.' Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of U.S. source interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. In addition, the Jobs Creation Act provides that distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally cause the foreign stockholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States. Foreign stockholders would thus generally be taxed at the same rates applicable to U.S. stockholders, subject to a special alternative minimum tax in the case of nonresident alien individuals. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. Such distributions may be subject to U.S. withholding tax and will generally give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return. These rules apply to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and other tax consequences to them of an investment in the AMPS.


FURTHER INFORMATION

    The SAI summarizes further federal income tax considerations that may apply to the Fund and its shareholders and may qualify the considerations discussed herein. Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

                                  UNDERWRITING


    Subject to the terms and conditions stated in the purchase agreement dated
         , 2006, each underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of AMPS set forth opposite the name of such underwriter.



                                                              NUMBER
                                                              OF AMPS
UNDERWRITER                                                   -------
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated.....................................
Deutsche Bank Securities Inc................................
UBS Securities LLC..........................................
Wachovia Capital Markets, LLC...............................
                                                               -----
           Total............................................   2,200
                                                               -----
                                                               -----



    The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including without limitation, the receipt by the underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of Aaa and AAA ratings on the AMPS by Moody's and S&P, respectively, as of the time of the offering. The underwriters are obligated to purchase all the AMPS sold if they purchase any of the AMPS. In the purchase agreement, the Fund and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act or to contribute to payments the underwriters may be required to make for any of those liabilities.



    The underwriters propose to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price less a concession not to exceed $137.50 per share. The sales load the Fund will pay of $250 per share is equal to 1% of the initial offering price of the AMPS. After this offering, the underwriters may change the public offering price and the concession. Investors must pay for any AMPS purchased in this offering on or
before          , 2006.


    The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions and that the underwriters, or their affiliates, may act as counter-parties in connection with the interest rate transactions described above after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.


    The underwriters have advised the Fund that certain of the underwriters and various other broker-dealers and other firms that participate in the auction rate securities market received letters from the staff of the Securities and Exchange Commission in May of 2004. The letters requested that each of those firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to these requests, each of those underwriters conducted its own voluntary review and reported its findings to the Securities and Exchange Commission staff. At the Securities and Exchange Commission staff's request, those underwriters are engaging in discussions with the Securities and Exchange Commission staff that may lead to a resolution of its inquiry. Those underwriters and the Fund believe that a resolution of the inquiry will not have a significant effect on the market for the AMPS or the auctions.


    The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under 'The Auction' and in the SAI.


    The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.



    The settlement date for the purchase of the AMPS will be           , 2006,
as agreed upon by the underwriters, the Fund and the Investment Manager pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.


                       CUSTODIAN, AUCTION AGENT, TRANSFER
                   AGENT, DIVIDEND PAYING AGENT AND REGISTRAR


    The Bank of New York, whose address is 101 Barclay Street, Floor 7W, New York, New York 10286, will act as auction agent, transfer agent, dividend paying agent, and registrar for the AMPS. State Street Bank, whose principal business address is 225 Franklin Street, Boston, Massachusetts 02110, has been retained to act as custodian of the Fund's investments. Neither The Bank of New York nor State Street Bank has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.


                                 LEGAL OPINIONS


    The validity of the shares offered hereby is being passed on for the Fund by Simpson Thacher & Bartlett LLP, New York, New York, and certain other legal matters will be passed on for the underwriters by Clifford Chance US LLP, New York, New York. Venable LLP will opine on certain matters pertaining to Maryland law. Simpson Thacher & Bartlett LLP and Clifford Chance US LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    The financial statements of the Fund for the period from January 30, 2004 through December 31, 2004, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm as set forth in their report given upon the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, New York 10017.

                              FURTHER INFORMATION

    The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the Securities and Exchange Commission. These documents can be inspected and copied for a fee at the Securities and Exchange Commission's public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the NYSE.

    This prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.


    Additional information about the Fund and the AMPS can be found in the Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the Securities and Exchange Commission. The Fund's SAI contains additional information about the Fund and is incorporated by reference into (which means it is considered to be a part of) this prospectus. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Fund's Registration Statement, the SAI, other documents incorporated by reference, and other information the Fund has filed electronically with the Securities and Exchange Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934. Additional information may be found on the Internet at http://cohenandsteers.com.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


General Information.........................................    3
Investment Objectives and Policies, Additional Information
  Regarding Fund Investments................................    3
Investment Restrictions.....................................   11
Management of the Fund......................................   13
Compensation of Directors and Certain Officers..............   20
Investment Advisory and Other Services......................   21
Portfolio Transactions and Brokerage........................   33
Determination of Net Asset Value............................   34
Additional Information Concerning the Auctions for AMPS.....   34
S&P and Moody's Guidelines..................................   36
U.S. Federal Taxation.......................................   46
Performance Data and Index Returns..........................   53
Experts.....................................................   54
Report of Independent Registered Public Accounting Firm.....   55
Financial Information.......................................   56
Appendix A: Ratings of Investments..........................  A-1
Appendix B: Articles Supplementary..........................  B-1

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                  $55,000,000


                                 COHEN & STEERS
                       REIT AND UTILITY INCOME FUND, INC.


                    AUCTION MARKET PREFERRED SHARES ('AMPS')
                            2,200 SHARES, SERIES M28
                    LIQUIDATION PREFERENCE $25,000 PER SHARE


                               -----------------
                                   PROSPECTUS
                               -----------------


                              MERRILL LYNCH & CO.
                            DEUTSCHE BANK SECURITIES
                              UBS INVESTMENT BANK
                              WACHOVIA SECURITIES



                                          , 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 SUBJECT TO COMPLETION, DATED FEBRUARY 15, 2006



    THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                  [COHEN & STEERS REIT AND UTILITY INCOME FUND]


                                280 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 437-9912


--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                    Auction Market Preferred Shares ('AMPS')
                            2,200 Shares, Series M28
                                           , 2006



    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF COHEN & STEERS REIT AND UTILITY
INCOME FUND, INC., DATED           , 2006, AS SUPPLEMENTED FROM TIME TO TIME
(THE 'PROSPECTUS').



    THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT INCLUDE ALL INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD CONSIDER BEFORE PURCHASING AMPS IN THIS OFFERING, AND INVESTORS SHOULD OBTAIN AND READ THE PROSPECTUS PRIOR TO PURCHASING AMPS.


    THIS STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THE PROSPECTUS. COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION AND PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY WRITING OR CALLING THE ADDRESS OR PHONE NUMBER SHOWN ABOVE.

    Capitalized terms used in this Statement of Additional Information have the meanings assigned to them in the Prospectus or in this Statement of Additional Information, including the appendices.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information.........................................    3
Investment Objectives and Policies, Additional Information
  Regarding Fund Investments................................    3
Investment Restrictions.....................................   11
Management of the Fund......................................   13
Compensation of Directors and Certain Officers..............   20
Investment Advisory and Other Services......................   21
Portfolio Transactions and Brokerage........................   33
Determination of Net Asset Value............................   34
Additional Information Concerning the Auctions for AMPS.....   34
S&P and Moody's Guidelines..................................   36
U.S. Federal Taxation.......................................   46
Performance Data and Index Returns..........................   53
Experts.....................................................   54
Report of Independent Registered Public Accounting Firm.....   55
Financial Information.......................................   56
Appendix A: Ratings of Investments..........................  A-1
Appendix B: Articles Supplementary..........................  B-1

                              GENERAL INFORMATION



    The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the '1940 Act'). Cohen & Steers Capital Management, Inc. (the 'Investment Manager') serves as the Fund's investment manager. The Fund's primary investment objective is high current income through investment in securities issued by REITs and utility companies. The Fund's secondary investment objective is capital appreciation. No assurance can be given that the Fund will achieve its investment objectives.


                      STATEMENT OF ADDITIONAL INFORMATION

    Cohen & Steers REIT and Utility Income Fund, Inc. (the 'Fund') is a non-diversified, closed-end management investment company organized as a Maryland corporation on October 1, 2003. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Defined terms used herein have the same meanings as in the Prospectus. No investment in the shares of the Fund should be made without first reading the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES
               ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

    The following descriptions supplement the descriptions of the principal investment objectives, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the stockholders; however, the Fund will not change its non-fundamental investment policies without written notice to stockholders.

INVESTMENTS IN REAL ESTATE COMPANIES AND REAL ESTATE INVESTMENT TRUSTS

    Under normal market conditions, the Fund will invest at least 25% of its managed assets in common stocks, preferred stocks and other equity securities issued by real estate companies, such as real estate investment trusts or 'REITs.'

    Real Estate Companies. For purposes of our investment policies, a real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or has at least 50% of its assets in such real estate.

    Real Estate Investment Trusts. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of both Equity REITs and Mortgage REITs. It is anticipated, although not required, that under normal market conditions at least 90% of the Fund's investments in REITs will consist of securities issued by Equity REITs.

INVESTMENTS IN UTILITY COMPANIES

    Under normal market conditions, we will invest at least 25% of our managed assets in common stocks, preferred stocks and other equity securities of companies engaged in the utilities industry. Utility companies derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the:

      generation, transmission, sale or distribution of electric energy;

                                       3





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      distribution, purification and treatment of water;

      provision of sewage management, treatment or other sanitary services;

      production, transmission or distribution of natural gas;

      provision of products, services and equipment for infrastructure operations, such as airports, toll roads and municipal services; and

      provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media.

PREFERRED SECURITIES

    The Fund may invest in preferred securities issued by real estate companies, including REITS, utility companies and other types of companies. The taxable preferred securities in which the Fund intends to invest do not qualify for the dividends received deduction (the 'DRD') under Section 243 of the Internal Revenue Code of 1986, as amended (the 'Code') and are not expected to provide significant benefits under the rules relating to 'qualified dividend income.' The DRD generally allows corporations to deduct from their income 70% of dividends received. Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income. Accordingly, any corporate stockholder who otherwise would qualify for the DRD, and any individual stockholder who otherwise would qualify to be taxed at long-term capital gain rates on qualified dividend income, should assume that none of the distributions the stockholder receives from the Fund attributable to taxable preferred securities will qualify for the DRD or provide significant benefits under the rules relating to qualified dividend income.

    There are two basic types of preferred securities: traditional preferred securities and hybrid-preferred securities. When used in this SAI and the related Prospectus, taxable preferred securities refer generally to hybrid-preferred securities as well as certain types of traditional preferred securities that are not eligible for the DRD (and are not expected to provide significant benefits under the rules relating to qualified dividend income), such as REIT preferred securities.

    Traditional Preferred Securities. Traditional preferred securities pay fixed or adjustable rate dividends to investors, and have a 'preference' over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities, real estate and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates, the rates applicable to qualified dividend income and the DRD. Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

    Hybrid-Preferred Securities. The hybrid-preferred securities market is divided into the '$25 par' and the 'institutional' segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, trade and are quoted 'flat,' i.e., without accrued dividend income, and are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, trade

                                       4





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and are quoted on an 'accrued income' basis, and typically have a minimum of ten years of call protection (at premium prices) from the date of their original issuance.

    Hybrid-preferred securities are treated in a similar fashion to traditional preferred securities by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits.

    Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid-preferred securities, these debt instruments usually do not offer equity capital treatment. CORTS'r' and PINES'r' are two examples of senior debt instruments which are structured and trade as hybrid-preferred securities.

    See 'Investment Objectives and Policies -- Portfolio
Composition -- Hybrid-Preferred Securities' in the Fund's Prospectus for a general description of hybrid-preferred securities.

SHORT-TERM FIXED INCOME SECURITIES

    For temporary defensive purposes or to keep cash on hand fully invested, and following the offering pending investment in securities that meet the Fund's investment objectives, the Fund may invest up to 100% of its total assets in cash equivalents and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:

    (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

    (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

    (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities;

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        certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

    (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time.

    The Investment Manager will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or are unrated but determined to be of comparable quality by the Investment Manager and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

LOWER RATED SECURITIES

    The Fund may invest up to 25% of its managed assets (measured at the time of purchase) in securities rated below investment grade, such as those rated below Baa or BBB by Moody's and S&P, respectively, or securities comparably rated by other rating agencies or in unrated securities determined by the Investment Manager to be below investment grade. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

    The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

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    Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

    The ratings of Moody's, S&P and other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund's ability to achieve its investment objectives will be more dependent on the Fund's credit analysis than would be the case when the Fund invests in rated securities.

STRATEGIC TRANSACTIONS

    Consistent with its investment objective and policies as set forth herein, the Fund may also enter into certain hedging and risk management transactions. In particular, the Fund may purchase and sell futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts and may enter into various interest rate transactions (collectively, 'Strategic Transactions'). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Fund's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Fund may use are described below. The ability of the Fund to hedge successfully will depend on the Investment Manager's ability to predict pertinent market movements, which cannot be assured.

    Interest Rate Transactions. Among the Strategic Transactions into which the Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into the transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or, as discussed in the Prospectus, to hedge against increased Fund Preferred Shares dividend rates or increases in the Fund's cost of borrowing. For a more complete discussion of interest rate transactions, see the section entitled 'How the Fund Manages Risk -- Interest Rate Transactions' in the Prospectus.

    How the Fund Manages Risks -- Futures Contracts and Options on Futures Contracts. In connection with its hedging and other risk management strategies, the Fund may also enter into contracts for the purchase or sale for future delivery ('future contracts') of debt securities, aggregates of debt securities, financial indices, and U.S. Government debt securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Fund will engage in such transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which the Fund expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase.

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    Although the Fund does not intend to engage in non-hedging transactions, in accordance with CFTC regulations, the Fund is permitted to engage in non-hedging transactions, provided that:

        (i) its pro rata share of the sum of the amount of initial margin deposits on futures contracts entered into by the Fund and premiums paid for unexpired options with respect to such contracts does not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation); or

        (ii) the aggregate 'notional value' (i.e., the size of the contract, in contract units, times the current market price (futures position) or strike price (options position) of each such unit) of the contract, does not exceed the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on such contracts and options.

    Credit Derivatives. The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity that involves strategies and risks different from those associated with ordinary portfolio security transactions. If incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if it is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

    Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations in net asset value, the Fund may sell or purchase call options ('calls') on securities, futures contracts and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and to the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Fund must be 'covered' as long as the call is outstanding (i.e., the Fund must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Fund to hold an instrument that it might otherwise have sold. The purchase of a call gives the Fund the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on securities written by the Fund must also be covered by assets or instruments acceptable under applicable segregation and coverage requirement.

    Puts on Securities, Indices and Futures Contracts. As with calls, the Fund may purchase put options ('puts') on securities (whether or not it holds such securities in its portfolio). For the same purposes, the Fund may also sell puts on securities, financial indices and puts on futures contracts on securities if the Fund's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts,

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there is a risk that the Fund may be required to buy the underlying instrument or index at higher than the current market price.

    The principal risks relating to the use of futures and other Strategic Transitions are: (i) less than perfect correlation between the prices of the hedging instrument and the market value of the securities in the Fund's portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by the Investment Manager; and (iv) the obligation to meet additional variation margin or other payment requirements.

    Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Strategic Transactions. See 'U.S. Federal Taxation.'

OTHER INVESTMENT COMPANIES


    The Fund may invest up to 10% of its managed assets in securities of other open- or closed-end investment companies, including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive opportunities in the market. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Investment Manager will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the Prospectus in the section entitled 'Use of Leverage,' the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.


RESTRICTED AND ILLIQUID SECURITIES

    When purchasing securities that have not been registered under the Securities Act, and are not readily marketable, the Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. In addition, the Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

    The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act ('Rule 144A Securities'). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board of Directors. Because it is

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not possible to predict with assurance how the market for Rule 144A Securities will develop, the Fund's Board of Directors has directed the Investment Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

    The Fund may purchase securities on a 'when-issued' basis and may purchase or sell securities on a 'forward commitment' basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than three business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

    Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

REVERSE REPURCHASE AGREEMENTS

    The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under 'Use of Leverage,' since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline

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below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

    If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

CASH RESERVES

    The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments.

    Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or 'primary dealers' (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, such as Moody's or S&P, certificates of deposit, bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

    In entering into a repurchase agreement for the Fund, the Investment Manager will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

                            INVESTMENT RESTRICTIONS

    The investment objectives and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

    The Fund may not:

         1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

         2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

         3. Purchase or sell real estate, mortgages on real estate or commodities, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

         4. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and such similar instruments;

         5. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities;

         6. Invest more than 25% of its managed assets in securities of issuers in any one industry other than the real estate and utilities industries, with at least 25% of the Fund's managed assets being invested in each of the real estate and utilities industries; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities;

         7. Purchase preferred securities and other fixed income securities rated below investment grade and unrated securities of comparable quality, if, as a result, more than 25% of the Fund's managed assets would then be invested in such securities;

         8. Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, or any exemption granted under the 1940 Act, and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

         9. Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities;

        10. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings; or

        11. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities.


    The investment restrictions numbered 1 through 6 in this Statement of Additional Information have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a 'majority of the outstanding' Common Shares, the AMPS and any other shares of outstanding preferred stock voting together as a single class, and of the holders of a 'majority of the outstanding' AMPS (and the Outstanding AMPS) voting as a separate class. When used with respect to particular shares of the Fund, a 'majority of the outstanding' shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Investment restrictions numbered 7 through 11 above are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.



    Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance, the Fund's asset coverage with respect to such preferred shares is at least 200%. The Fund's asset coverage with respect to preferred shares is measured as the ratio that the Fund's total assets, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the liquidation value of the Fund's outstanding preferred shares (such ratio, 'Preferred Shares Asset Coverage'). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Fund's Preferred Shares Asset Coverage is at least 200%. The Fund intends, to the extent possible, to purchase or redeem the AMPS and any other shares of outstanding preferred stock from time to time to the extent necessary in order to maintain a Preferred Shares Asset Coverage of at least 200%. If the Fund has AMPS and any other shares of outstanding preferred stock outstanding, two of the Fund's Directors will be elected by the holders of the AMPS and any other shares of outstanding preferred stock, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares, AMPS and any other shares of outstanding preferred stock voting together as a single class. In the event the Fund failed to pay dividends on the AMPS and any other shares of outstanding preferred stock for two years, holders of the AMPS and any other shares of outstanding preferred stock, voting together as a single class, would be entitled to elect a majority of the Directors of the Fund.

    Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing, the Fund's asset coverage related to such borrowings is at least 300%. The Fund's asset coverage with respect to indebtedness is the ratio that the Fund's total assets, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund (such ratio, 'Indebtedness Asset Coverage'). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Fund's Indebtedness Asset Coverage is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the board of directors.

                             MANAGEMENT OF THE FUND


    The business and affairs of the Fund are managed under the direction of the Board of directors. The directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Investment Manager, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager and the Fund's administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors. As of February 1, 2006, the directors and officers as a group beneficially owned, directly or indirectly, less than 1% of the outstanding shares of the Fund.


    Basic information about the identity and experience of each director and officer is set forth in the charts below. Each such director is also a director of each of the closed-end and open-end investment companies advised by the Investment Manager.

    The directors of the Fund, their addresses, their ages, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Fund complex, and other directorships held by the director are set forth below.


                                                                                  NUMBER OF
                                                                                 FUNDS WITHIN
                                                                                     FUND
                                                        PRINCIPAL OCCUPATION(S)    COMPLEX
                                                              DURING PAST        OVERSEEN BY
                                                                5 YEARS            DIRECTOR
                             POSITION HELD     TERM OF     (INCLUDING OTHER       (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND       OFFICE     DIRECTORSHIPS HELD)     THE FUND)    TIME SERVED
  ---------------------        ---------       ------     -------------------     ---------    -----------
INTERESTED DIRECTORS
Robert H. Steers ........      Director,        2006    Co-Chairman and               17       Since
280 Park Avenue            Co-Chairman of the           Co-Chief Executive                     Inception
New York, New York               Board                  Officer of Cohen &
Age: 52                                                 Steers Capital
                                                        Management, Inc., the
                                                        Fund's Investment
                                                        Manager. Prior thereto,
                                                        Chairman of the
                                                        Investment Manager


                                                  (table continued on next page)

(table continued from previous page)


                                                                                  NUMBER OF
                                                                                 FUNDS WITHIN
                                                                                     FUND
                                                        PRINCIPAL OCCUPATION(S)    COMPLEX
                                                              DURING PAST        OVERSEEN BY
                                                                5 YEARS            DIRECTOR
                             POSITION HELD     TERM OF     (INCLUDING OTHER       (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND       OFFICE     DIRECTORSHIPS HELD)     THE FUND)    TIME SERVED
  ---------------------        ---------       ------     -------------------     ---------    -----------
Martin Cohen* ...........      Director,        2007    Co-Chairman and               17       Since
280 Park Avenue            Co-Chairman of the           Co-Chief Executive                     Inception
New York, New York               Board                  Officer of Cohen &
Age: 57                                                 Steers Capital
                                                        Management, Inc., the
                                                        Fund's Investment
                                                        Manager.
DISINTERESTED DIRECTORS
Bonnie Cohen* ...........       Director        2008    Private Consultant.           17       Since
1824 Phelps Place, N.W.                                 Prior thereto,                         Inception
Washington, D.C.                                        Undersecretary of
Age: 63                                                 State, United States
                                                        Department of State.
                                                        Director of Wellsford
                                                        Real Properties, Inc.
George Grossman .........       Director        2006    Attorney-at-law.              17       Since
17 Elm Place                                                                                   Inception
Rye, New York
Age: 52

Richard E. Kroon ........       Director        2008    Board Member of Finlay        17       Since
328 Newman Springs Rd.                                  Enterprises, Inc.                      November
Red Bank, New Jersey                                    (operator of department                2004
Age: 63                                                 store fine jewelry
                                                        leased departments) and
                                                        several private
                                                        companies; member of
                                                        Investment
                                                        Subcommittee, Monmouth
                                                        University; Retired
                                                        Chairman and Managing
                                                        Partner of the Sprout
                                                        Group Venture Capital
                                                        funds, then an
                                                        affiliate of Donald,
                                                        Lufkin & Jenrette
                                                        Securities Corporation,
                                                        and former Chairman of
                                                        the National Venture
                                                        Capital Association.


                                                  (table continued on next page)

(table continued from previous page)


                                                                                  NUMBER OF
                                                                                 FUNDS WITHIN
                                                                                     FUND
                                                        PRINCIPAL OCCUPATION(S)    COMPLEX
                                                              DURING PAST        OVERSEEN BY
                                                                5 YEARS            DIRECTOR
                             POSITION HELD     TERM OF     (INCLUDING OTHER       (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND       OFFICE     DIRECTORSHIPS HELD)     THE FUND)    TIME SERVED
  ---------------------        ---------       ------     -------------------     ---------    -----------
Richard J. Norman .......       Director        2007    Private Investor.             17       Since
7520 Hackamore Drive                                    President of the Board                 Inception
Potomac, Maryland                                       of Directors of
Age: 62                                                 Maryland Public
                                                        Television, Board
                                                        Member of the Salvation
                                                        Army; Prior thereto,
                                                        Investment
                                                        Representative of
                                                        Morgan Stanley Dean
                                                        Witter.
Frank K. Ross ...........       Director        2007    Professor of                  17       Since March
10130 Darmuid                                           Accounting, Howard                     2004
Green Drive                                             University; Board
Potomac, Maryland                                       member of Pepco
Age: 62                                                 Holdings, Inc.
                                                        (electric utility).
                                                        Formerly, Midatlantic
                                                        Area Managing Partner
                                                        for Audit and Risk
                                                        Advisory Services at
                                                        KPMG LLP and Managing
                                                        Partner of its
                                                        Washington, DC office.
Willard H. Smith Jr.  ...       Director        2008    Board member of Essex         17       Since
7231 Encelia Drive                                      Property Trust Inc.,                   Inception
La Jolla, California                                    Realty Income
Age: 69                                                 Corporation and Crest
                                                        Net Lease, Inc.
                                                        Managing Director at
                                                        Merrill Lynch & Co.,
                                                        Equity Capital Markets
                                                        Division from 1983 to
                                                        1995.
C. Edward Ward, Jr. .....       Director        2008    Member of the Board of        17       Since
788 Columbus Avenue Apt.                                Trustees of Manhattan                  November
7G                                                      College, Riverdale, New                2004
New York, New York                                      York. Formerly head of
Age: 59                                                 closed-end fund
                                                        listings for the New
                                                        York Stock Exchange.


---------
* Martin Cohen and Bonnie Cohen are unrelated.

    The officers of the Fund, their addresses, their ages, and their principal occupations for at least the past five years are set forth below.


                                    POSITION(S)
                                     HELD WITH
    NAME, ADDRESS AND AGE              FUND          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------  -------------------  -------------------------------------------
Joseph M. Harvey .............  Vice President       President of Cohen & Steers Capital
280 Park Avenue                                      Management, Inc., the Fund's Investment
New York, New York                                   Manager, since August 2003. Prior thereto,
Age: 42                                              he was Senior Vice President of the Fund's
                                                     Investment Manager. Mr. Harvey has a BFE
                                                     degree from Princeton University.
Robert Becker ................  Vice President       Senior Vice President of Cohen & Steers
280 Park Avenue                                      Capital Management, Inc., the Fund's
New York, New York                                   Investment Manager, since December 2003.
Age: 35                                              Prior thereto, he was a portfolio manager
                                                     at Franklin Templeton Investments.
                                                     Mr. Becker has also previously held
                                                     positions in equity research of the utility
                                                     sector at Salomon Smith Barney and Scudder,
                                                     Stevens and Clark.
William F. Scapell ...........  Vice President       Senior Vice President of Cohen & Steers
280 Park Avenue                                      Capital Management, Inc., the Fund's
New York, New York                                   Investment Manager, since February 2003.
Age: 39                                              Prior thereto, he was the chief strategist
                                                     for preferred securities at Merrill Lynch &
                                                     Co.
Adam M. Derechin .............  President and Chief  Chief Operating Officer of Cohen & Steers
280 Park Avenue                 Executive Officer    Capital Management, Inc., the Fund's
New York, New York                                   Investment Manager, since August, 2003.
Age: 41                                              Prior thereto, he was Senior Vice President
                                                     of the Fund's Investment Manager since
                                                     1998.
Lawrence B. Stoller ..........  Secretary            Executive Vice President, Legal and
280 Park Avenue                                      Compliance, since 2004, and, prior to that,
New York, New York                                   Senior Vice President and General Counsel
Age: 42                                              of Cohen & Steers Capital Management, Inc.,
                                                     the Fund's Investment Manager, since 1999.
                                                     Prior to that, Associate General Counsel,
                                                     Neuberger Berman Management, Inc. (money
                                                     manager); and Assistant General Counsel,
                                                     The Dreyfus Corporation (money manager).
James S. Corl ................  Vice President       Executive Vice President of Cohen & Steers
280 Park Avenue                                      Capital Management, Inc., the Fund's
New York, New York                                   Investment Manager, since 2004. Prior
Age: 39                                              thereto, Senior Vice President of the
                                                     Investment Manager.
Jay J. Chen ..................  Treasurer            Senior Vice President of the Cohen & Steers
280 Park Avenue                                      Capital Management, Inc., the Fund's
New York, New York                                   Investment Manager, since 2003 and prior to
Age: 42                                              that, Vice President of the Investment
                                                     Manager.

                                    POSITION(S)
                                     HELD WITH
    NAME, ADDRESS AND AGE              FUND          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------  -------------------  -------------------------------------------
John E. McLean ...............  Chief Compliance     Vice President and Associate General
280 Park Avenue                 Officer and          Counsel of Cohen & Steers Capital
New York, NY                    Assistant Secretary  Management Inc., the Fund's Investment
Age: 35                                              Manager since September 2003. Prior to
                                                     that, Vice President, Law & Regulation,
                                                     J. & W. Seligman & Co. Incorporated (money
                                                     manager); and Associate, Battle Fowler LLP
                                                     (law firm).


    The following table provides information concerning the dollar range of the Fund's equity securities owned by each director and the aggregate dollar range of securities owned in the Cohen & Steers fund complex.


                                                                                   AGGREGATE DOLLAR
                                                                                   RANGE OF EQUITY
                                                                                  SECURITIES IN THE
                                                             DOLLAR RANGE OF        COHEN & STEERS
                                                           EQUITY SECURITIES IN          FUND
                                                              THE FUND AS OF        COMPLEX AS OF
                                                             JANUARY 31, 2006      JANUARY 31, 2006
                                                             ----------------      ----------------
Bonnie Cohen.............................................   $50,001 - $100,000      over $100,000
Martin Cohen.............................................     over $100,000         over $100,000
George Grossman..........................................   $10,001 - $50,000       over $100,000
Richard E. Kroon.........................................      $1 - $10,000       $10,001 - $50,000
Richard J. Norman........................................     over $100,000         over $100,000
Frank K. Ross*...........................................          none             over $100,000
Willard H. Smith Jr. ....................................     over $100,000         over $100,000
Robert H. Steers.........................................     over $100,000         over $100,000
C. Edward Ward, Jr. .....................................      $1 - $10,000       $10,001 - $50,000


---------
* Because Mr. Ross is a Director of Pepco Holdings, Inc., he is prohibited from purchasing shares of this fund.

    Conflicts of Interest. No director who is not an 'interested person' of the Fund as defined in the 1940 Act, and no immediate family members, owns any securities issued by the Investment Manager, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with the Investment Manager. Solely as a result of his ownership of securities of one of the underwriters. After the completion of this offerings, he will be a non-interested Director.

BOARD'S ROLE IN FUND GOVERNANCE


    Committees. The Fund's Board of Directors has four standing committees of the Board, the Audit Committee, the Nominating Committee, the Contract Review Committee and the Governance Committee. The Directors serving on each Committee are not 'interested persons' of the Fund, as defined in the 1940 Act, and otherwise satisfy the applicable standards for independence of a committee member of an investment company issuer under the federal securities laws and under applicable listing standards of the New York Stock Exchange. The members of the Nominating and Contract Review Committees are Ms. Cohen and
Messrs. Kroon, Grossman, Norman, Ross, Smith and Ward. The members of the Governance Committee are Messrs. Norman, Ward and Smith. The members of the Audit Committee are Ms. Cohen and Messrs. Ross, Kroon and Grossman.



    The main function of the Audit Committee is to oversee the Fund's accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the selection, retention, qualifications and independence of the Fund's independent registered public accounting firm, and the performance of the Fund's internal control systems and independent registered public accounting firm. The Fund's Audit Committee met five times in the year ended December 31, 2005 and operates pursuant to a written charter adopted by the Board.



    The main functions of the Nominating Committee are to identify individuals qualified to become members of the Board of Directors in the event that a position is vacated or created, to select the director nominees for the next annual meeting of stockholders and to set any necessary standards or qualifications for service on the Board of Directors. The Nominating Committee will consider nominees properly recommended by the Funds' stockholders. Stockholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Fund's Secretary. The Fund's Nominating Committee met once in the year ended December 31, 2005 and operates pursuant to a written charter adopted by the Board.



    The main functions of the Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Investment Manager and to select third parties to provide evaluative reports and other information regarding the services provided by the Investment Manager to the Board. The Contract Review Committee met once during the year ended December 31, 2005 and operates pursuant to a written charter approved by the Board.



    The main function of the Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee will oversee, among other things, the structure and composition of the Board committees, the size of the Board and the compensation of independent directors for service on the Board and any Board committee. The Governance Committee met once during the year ended December 31, 2005 and operates pursuant to a written charter adopted by the Board in September 2004.



    Approval of Investment Management Agreement. The Board of Directors of the Fund, including a majority of the Directors who are not parties to the Fund's Investment Management Agreement, or interested persons of any such party ('Independent Directors'), has the responsibility under the 1940 Act to approve the Fund's Investment Management Agreement for its initial two year term and its continuation annually thereafter at a meeting called for the purpose of voting on the approval or continuation. At meetings held in person on December 5 and 6, 2005, the Board, including the Independent Directors, discussed and unanimously approved the continuation of the Investment Management Agreement for a one-year term. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.



    In considering whether to continue the Investment Management Agreement, the Board reviewed materials provided by the Fund's Investment Manager and Fund counsel, which included, among other things, fee, expense and performance information of the Fund compared to peer funds prepared by Morningstar Associates LLC ('Morningstar'), supplemental performance and summary information prepared by the Investment Manager and a memoranda outlining the legal duties of the Board. The Board also spoke directly with representatives of Morningstar and met with investment advisory personnel from the Investment Manager. The Board considered factors relating to both the selection of the Investment Manager and the approval of the advisory fee when reviewing the Investment Management Agreement. In particular, the Board considered the following:



        (i) The nature, extent and quality of services to be provided by the Investment Manager: The Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Directors also discussed with officers and portfolio managers of the Fund the amount of time the Investment Manager dedicated to the Fund during the last year and the types of transactions that were being done on behalf of the Fund. The Directors also received a presentation by the Investment Manager on its investment philosophy with respect to the Fund and the investment outlook for the Fund. Additionally, the Directors considered the services provided by the Investment Manager to other funds it advises that have similar objectives and strategies.



        In addition, the Board considered the education, background and experience of the personnel at the Investment Manager. They also took into consideration the favorable history and reputation of the portfolio managers for the Fund, finding that this has had, and would likely continue to have, a favorable impact on the success of the Fund. The Board noted that the Investment Manager's experience in investing in real estate and utility securities generally helped further the Fund's objectives. Lastly, the Directors noted the Investment Manager's ability to attract quality and experienced personnel. The Directors concluded that the scope of services provided by the Investment Manager to the Fund, including compliance and tax reporting requirements, was satisfactory in both nature and quality.



        (ii) Investment performance of the Fund and the Investment Manager: The Directors reviewed the past investment performance of the Fund, as well as the past investment performance of the Fund's peers and benchmark, as identified by Morningstar. The Directors noted that the Fund's performance trailed both the peer group and the benchmark. The Directors further noted, however, that the Fund's dual focus on REITs and utilities is unique and that the peer group consisted of real-estate only and utility-only funds (and the benchmark was only a REIT index), making it difficult to make quantitative comparisons of the Fund's performance. As a result, the Directors also considered the Fund's favorable performance against one specific peer fund with an asset mix most comparable to the Fund and its performance against other recognized and customized benchmarks. The Directors also considered that the Fund continues to produce a high level of current income consistent with its mandate.



        The Directors then found that the Investment Manager had the necessary expertise to manage the Fund in accordance with its investment objectives and strategies. The Directors also determined that the Investment Manager would continue to be an appropriate investment adviser for the Fund and that Fund performance, in light of all considerations noted above, was satisfactory.



        (iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Directors considered the cost of the services provided by the Investment Manager. As part of their analysis, the Directors gave substantial consideration to the comparative fee and expense ratio information provided by Morningstar. The Directors noted that the Fund's advisory fee, management fee (advisory fee plus administration fee) and total expense ratio were above the median, but that the expense ratio was below the peer group average on both a net (including the effect of the fee waiver) and gross basis. The Directors further noted that while the Fund does not appear to compare favorably on certain of these expense and fee metrics, it is important to note that the Morningstar reports present expense and fee information on the basis of net assets rather than managed assets. This penalizes the Fund since, having issued incrementally more preferred shares than the other peer funds, it has the highest leverage expenses in the peer group. In light of this discrepancy, the Directors also gave consideration to the Fund's stated management fee, which is applied on the basis of managed assets and noted that this stated management fee fell slightly below the peer group average.



        The Directors then concluded that, despite the limitations of the comparative expense data, the Fund's investment advisory fee, management fee and total expense ratio were reasonable.



        The Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Directors considered the level of the Investment Manager's profits and whether the profits were reasonable. The profitability analysis took into consideration fall out benefits from the Investment Manager's relationship with the Fund, including fees paid to the Investment Manager under an administration agreement. The Directors, considering the Fund's overall performance and services provided, found that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with fiduciary duties.



        (iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Directors noted that the Fund's fee schedule had no breakpoints and assets were not anticipated to grow significantly. The Directors determined that given the Fund's closed-end structure, it currently appropriately benefits from economies of scale and no changes were currently necessary.



        (v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the Directors compared both the services rendered and the fees paid under the Investment Management Agreement to other contracts of the Investment Manager and compared the fees paid under the Investment Management Agreement to contracts of other investment advisers. The Directors determined that the services and fees were reasonable when compared to those being offered under those other contracts.



    The Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Investment Management Agreement, noting particularly the research and related services, within the meaning of
Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager would be eligible to receive by allocating the Fund's brokerage transactions. The Directors also noted the administrative services provided under the Administration Agreement by the Investment Manager for the Fund such as operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board to serve as officers of the Fund, noting that these services were beneficial to the Fund.



    No single factor was determinative to the decision of the Board. Rather, after weighing all of the reasons discussed above, the Board, including the Independent Directors, unanimously approved the continuation of the Investment Management Agreement.


                 COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS


    The following table sets forth information regarding compensation paid to directors by the Fund for the fiscal year ended December 31, 2005, and the aggregate compensation paid by the fund complex of which the Fund is a part for the fiscal year ended December 31, 2005. Officers of the Fund and directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. Each of the other directors is paid an annual retainer of $4,500, and a fee of $500 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. In the column headed 'Total Compensation from Fund Complex Paid to Directors,' the compensation paid to each director represents the aggregate amount paid to the director by the Fund and the nine other funds that each director serves in the fund complex. The directors do not receive any pension or retirement benefits from the fund complex.


    Additionally, the Audit Committee Chairman is paid $10,000 per year in the aggregate for his service as Chairman of the Audit Committee of the fund and of all of the other Cohen & Steers funds and the lead director and each other committee chairman is paid $5,000 per year in the aggregate for their work in connection with the fund and all of the other Cohen & Steers funds. These additional amounts are not reflected in the table. In the column headed 'Total Compensation From Fund and Fund Complex Paid to Directors,' the compensation paid to each Director represents seventeen funds that each director serves in the fund complex. The Directors do not receive any pension or retirement benefits from the fund complex.

                                                                                  TOTAL
                                                                              COMPENSATION
                                                               AGGREGATE        FROM FUND
                                                              COMPENSATION   COMPLEX PAID TO
         NAME OF PERSON, POSITION OF FUND DIRECTORS            FROM FUND        DIRECTORS
         ------------------------------------------            ---------        ---------
Bonnie Cohen,(1)(3) Director................................     $6,647         $104,875
Martin Cohen,* Director and Co-Chairman.....................     $    0         $      0
George Grossman,(1)(3) Director.............................     $6,647         $104,875
Richard E. Kroon,(1)(3) Director............................     $6,500         $102,375
Richard J. Norman,(1)(2) Director...........................     $6,647         $104,875
Frank K. Ross,(1)(3) Director...............................     $6,794         $107,375
Willard H. Smith Jr.,(1)(2) Director........................     $6,500         $102,375
Robert H. Steers,* Director and Co-Chairman.................     $    0         $      0
C. Edward Ward, Jr.,(1)(2) Director.........................     $6,500         $102,375


---------

(1) Member of the Nominating Committee and Contract Review Committee.

(2) Member of the Governance Committee.

(3) Member of the Audit Committee.


* 'Interested person,' as defined in the 1940 Act, of the Fund because of affiliation with Cohen & Steers Capital Management, Inc., the Fund's Investment Manager.


PRINCIPAL STOCKHOLDERS


    To the knowledge of the Fund, as of February 1, 2006, no current director of the Fund owned 1% or more of the outstanding Common Shares, and the officers and directors of the Fund owned, as a group, less than 1% of the Common Shares and no AMPS, or other outstanding shares of Preferred Stock of the Fund.



    As of February 1, 2006, no person to the knowledge of the Fund, owned beneficially more than 5% of the outstanding Common Shares. As of February 1, 2006, Cede & Co. c/o The Depository Trust Company, Box 20, New York, New York was the record owner of 99.91% of the outstanding Common Shares.


                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT MANAGER


    Cohen & Steers Capital Management, Inc., with offices located at 280 Park Avenue, New York, New York 10017, is the Investment Manager to the Fund. The Investment Manager, a registered investment adviser, was formed in 1986 and is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol 'CNS.' Its current clients include pension plans of leading corporations, endowment funds and mutual funds, including each of the open-end and closed-end Cohen & Steers funds. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol 'CNS.'


    Pursuant to the Investment Management Agreement, the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.


    Under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of .85% of the average daily value of the managed assets (which equals the net asset value of the Common Shares, including the liquidation preference on the AMPS and the Series M7, Series T7, Series W7, Series TH7, Series F7, Series T28, Series W28 and Series F28 AMPS, plus the principal amount on any borrowings used for leverage) of the Fund. The Investment Manager has contractually agreed to waive a portion of its investment management fee in the amount of .20% of average daily total managed assets for the first five years of the Fund's operations (through January 31, 2009), and in declining amounts for each of the three years thereafter (through January 31, 2012).


    The Investment Manager also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the sub-administrator, the transfer agent and the custodian. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Investment Manager or its affiliates. These services are provided at no additional cost to the Fund. The Fund does not pay any additional amounts for services performed by officers of the Investment Manager or its affiliates.

PORTFOLIO MANAGERS


    Accounts Managed. The Fund's portfolio managers (each referred to as a 'portfolio manager') are listed below. Each portfolio manager manages other investment companies and/or investment vehicles and accounts in addition to the Fund. The following tables show, as of December 31, 2005, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The Investment Manager does not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that it manages.


MARTIN COHEN


                                                               NUMBER OF     TOTAL ASSETS OF
                                                              ALL ACCOUNTS    ALL ACCOUNTS
                                                              ------------    ------------
    Registered Investment Companies.........................       15        $13,890,515,910
    Other Pooled Investment Vehicles........................        8        $ 1,104,456,143
    Other Accounts..........................................       34        $ 3,696,398,897


ROBERT H. STEERS


                                                               NUMBER OF     TOTAL ASSETS OF
                                                              ALL ACCOUNTS    ALL ACCOUNTS
                                                              ------------    ------------
    Registered Investment Companies.........................       15        $13,890,515,910
    Other Pooled Investment Vehicles........................        8        $ 1,104,456,143
    Other Accounts..........................................       34        $ 3,696,398,897


JOSEPH M. HARVEY


                                                               NUMBER OF     TOTAL ASSETS OF
                                                              ALL ACCOUNTS    ALL ACCOUNTS
                                                              ------------    ------------
    Registered Investment Companies.........................       15        $13,890,515,910
    Other Pooled Investment Vehicles........................        8        $ 1,104,456,143
    Other Accounts..........................................       34        $ 3,696,398,897


ROBERT BECKER


                                                               NUMBER OF     TOTAL ASSETS OF
                                                              ALL ACCOUNTS    ALL ACCOUNTS
                                                              ------------    ------------
    Registered Investment Companies.........................       4         $3,933,266,729
    Other Pooled Investment Vehicles........................       0         $            0
    Other Accounts..........................................       0         $            0

WILLIAM F. SCAPELL


                                                               NUMBER OF     TOTAL ASSETS OF
                                                              ALL ACCOUNTS    ALL ACCOUNTS
                                                              ------------    ------------
    Registered Investment Companies.........................       11        $11,337,295,063
    Other Pooled Investment Vehicles........................        5        $   461,501,367
    Other Accounts..........................................       13        $   474,753,740


JAMES S. CORL


                                                               NUMBER OF     TOTAL ASSETS OF
                                                              ALL ACCOUNTS    ALL ACCOUNTS
                                                              ------------    ------------
    Registered Investment Companies.........................       15        $13,890,515,910
    Other Pooled Investment Vehicles........................        8        $ 1,104,456,143
    Other Accounts..........................................       34        $ 3,696,398,897



    Share Ownership. The following table indicates the dollar range of securities of the Fund owned by the Fund's portfolio managers as of February 1, 2006:



                                                              DOLLAR RANGE OF SECURITIES OWNED
                                                              --------------------------------
    Martin Cohen............................................           over $100,000
    Robert H. Steers........................................           over $100,000
    Joseph M. Harvey........................................                none
    Robert Becker...........................................                none
    William F. Scapell......................................                none
    James S. Corl...........................................                none



    Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles they advise. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Investment Manager. While this may appear to create additional conflicts of interest for the portfolio managers in the allocation of management time, resources and investment opportunities, the Investment Manager strives to ensure that the portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Investment Manager to allocate investment ideas pro rata to all accounts with the same primary investment objective.



    In addition, Mr. Scapell manages one or more cash management accounts on behalf of the Investment Manager and its affiliated companies (the 'CNS Accounts'). Certain securities held in the CNS Accounts also may be held in the account of the Fund or other client accounts of the Investment Manager. The Investment Manager has adopted procedures that are designed to ensure that the interests of the CNS Accounts are never placed ahead of the interests of the Fund or any other client account. In this regard, the Investment Manager will not purchase or sell a security for the CNS Accounts until the Investment Manager has completed its purchase or sale program for the Fund and any other client accounts. While it is possible that a security will be sold out of the CNS Accounts but continue to be held for the Fund or one or more other client accounts, this will occur only if the Investment Manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this to be appropriate for, and consistent with the objectives and profile of, the Fund or other client accounts.



    Investment Manager Compensation Structure. Compensation of the Investment Manager's portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the Investment Manager's parent, Cohen & Steers, Inc. ('CNS'). The Investment Manager's investment professionals, including the portfolio manager, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Investment Manager's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards and adjustments in base salary are typically paid or put into effect at or around the December 31st fiscal year-end of CNS. This compensation structure has been in place since the initial public offering of common stock of CNS in 2004.



    Method to Determine Compensation. The Investment Manager compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. The Investment Manager uses a variety of benchmarks to evaluate the portfolio managers' performance for compensation purposes, including the NAREIT Equity REIT Index with respect to Messrs. Cohen, Steers, Harvey and Corl; the S&P 1500 Utilities Index with respect to Mr. Becker; and the Merrill Lynch Fixed Rate Preferred Index with respect to Mr. Scapell. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds and benchmarks, and the basis of absolute performance, consideration may also be given to risk-adjusted performance. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The Investment Manager does not have any funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Investment Manager varies in line with the portfolio manager's seniority and position with the firm.



    The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the firm and supervising various departments within the firm) will include consideration of the scope of such responsibilities and the portfolio managers' performance in meeting them. The Investment Manager seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Investment Manager participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Investment Manager and CNS. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the Investment Manager's portfolio managers do not fluctuate significantly from year to year, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation generally are a substantial portion of total compensation.


ADMINISTRATIVE SERVICES

    Pursuant to an Administration Agreement, the Investment Manager also performs certain administrative and accounting functions for the Fund, including
(i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying compensation of the Fund's officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund's registration statement, including prospectus and Statement of Additional Information, for the purpose of filings with the Securities and Exchange Commission and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of periodic reports to the Fund's stockholders and filing of these reports with the Securities and Exchange Commission, Forms N-SAR filed with the Securities and Exchange

Commission, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual stockholders; (vi) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Company, including the Custodian, Transfer Agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with record-keeping requirements under the Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than the Fund's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, .06% of the Fund's average daily managed assets up to $1 billion, .04% of the Fund's average daily managed assets in excess of $1 billion up to $1.5 billion and .02% of the Fund's average daily managed assets in excess of $1.5 billion.

    In accordance with the terms of the Administration Agreement and with the approval of the Fund's Board of Directors, the Investment Manager has caused the Fund to retain State Street Bank and Trust Company ('State Street Bank') as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining the Fund's net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund's books and records that are not maintained by the Investment Manager, custodian or transfer agent; (iii) preparing financial information for the Fund's income tax returns, proxy statements, stockholders reports, and Securities and Exchange Commission filings; and (iv) responding to stockholder inquiries.

    Under the terms of the Sub-Administration Agreement, the Fund pays State Street Bank a monthly sub-administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the aggregate average net assets of all the funds in the Cohen & Steers fund complex at an annual rate equal to .03% of the first $2.2 billion in assets, .02% of the next $2.2 billion and .01% of assets in excess of $4.4 billion, with a minimum fee per fund of $120,000. The aggregate fee paid by the Fund and the other funds in the Cohen & Steers complex to State Street Bank is computed by multiplying the monthly average net assets of all the funds by each break point in the above schedule. For those funds with preferred shares outstanding, the monthly average net assets will be adjusted by the monthly average liquidation value of the preferred shares. The Fund is then responsible for its pro rata amount of the aggregate administration fee.


    The Investment Manager remains responsible for monitoring and overseeing the performance by State Street Bank, as custodian, and The Bank of New York, transfer and disbursing agent, of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund's Board of Directors.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT


    State Street Bank, which has its principal business office at 225 Franklin Street, Boston, MA 02110, has been retained to act as custodian of the Fund's investments and The Bank of New York, which has its principal business office at 101 Barclay Street, Floor 11E, New York, NY 10286, as the Fund's transfer and dividend disbursing agent for the Fund's Common Shares. Neither State Street nor The Bank of New York has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio. The Depository Trust Company ('DTC') will act as securities depository for the AMPS. The Bank of New York, whose principal place of business is 101 Barclay Street, Floor 7W, New York, NY 10286, will act as auction agent, transfer agent, dividend paying agent and registrar for the AMPS.

CODE OF ETHICS


    The Fund and Investment Manager have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act. The codes of ethics of the Fund and the Investment Manager, among other things, prohibit management personnel from investing in REITs and real estate securities, prohibit purchases in an initial public offering and require pre-approval for investments in utility securities, any Cohen & Steers closed-end fund and in private placements. The Fund's Independent Directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, the security is being or has been considered for purchase or sale by the Fund, or is being purchased or sold by the Fund. These codes of ethics can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (information on the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-8090), is available on the EDGAR Database on the Securities and Exchange Commission's web site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or writing the Securities and Exchange Commission at Public Reference Section, Washington, D.C. 20549-0102.


PRIVACY POLICY

    The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The Fund does not receive any nonpublic personal information relating to the stockholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of stockholders who are record owners of the Fund, we receive nonpublic personal information on account applications or other forms. With respect to these stockholders, the Fund also has access to specific information regarding their transactions in the Fund.

    The Fund does not disclose any nonpublic personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary to service stockholder accounts. The Fund restricts access to nonpublic personal information about its stockholders to Cohen & Steers employees with a legitimate business need for the information.

PROXY VOTING

    The Fund's Board of Directors has delegated to the Investment Manager the responsibility for voting proxies on behalf of the Fund, and has determined that proxies with respect to the Fund's portfolio companies shall be voted in accordance with Cohen & Steers Capital Management, Inc.'s Statement of Policies and Procedures Regarding the Voting of Securities (the 'Proxy Voting Policies and Procedures'). The following is a summary of the Proxy Voting Policies and Procedures.

    Voting rights are an important component of corporate governance. The Investment Manager has three overall objectives in exercising voting rights:

        A. Responsibility. The Investment Manager shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's stockholders. Although accountability can be promoted in a variety of ways, protecting stockholder voting rights may be among our most important tools.

        B. Rationalizing Management and Stockholder Concerns. The Investment Manager seeks to ensure that the interests of a company's management and board are aligned with those of the company's stockholders. In this respect, compensation must be structured to reward the creation of stockholder value.

        C. Stockholder Communication. Since companies are owned by their stockholders, the Investment Manager seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that stockholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

    In exercising voting rights, the Investment Manager shall conduct itself in accordance with the general principles set forth below.

        1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

        2. In exercising voting rights, the Investment Manager shall engage in a careful evaluation of issues that may materially affect the rights of stockholders and the value of the security.

        3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

        4. In exercising voting rights on behalf of clients, the Investment Manager conduct itself in the same manner as if it were the constructive owner of the securities.

        5. To the extent reasonably possible, the Investment Manager shall participate in each stockholder voting opportunity.

        6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

        7. The Investment Manager, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

    Set forth below are general guidelines that the Investment Manager shall follow in exercising proxy voting rights:

        Prudence. In making a proxy voting decision, the Investment Manager shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

        Third Party Views. While the Investment Manager may consider the views of third parties, it shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize stockholder value.

        Stockholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Investment Manager shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., the Investment Manager may discount long-term views on a short-term holding).

    Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for the Investment Manager's decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, the Investment Manager must be guided by its reasonable judgment to vote in a manner that the Investment Manager deems to be in the best interests of the Fund and its stockholders.

STOCK-BASED COMPENSATION

    Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, the Investment Manager always favors compensation plans that align the interests of management and stockholders. The Investment Manager generally approves compensation plans under the following conditions:

        10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

        Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

        Plan Amendments. Compensation plans should not be materially amended without stockholder approval.

        Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

        Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without stockholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Investment Manager will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without stockholder approval.

        Reload/Evergreen Features. The Investment Manager will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment ('evergreen') feature.

        Measures to Increase Executive Long-Term Stock Ownership. The Investment Manager supports measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, the Investment Manager supports the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. The Investment Manager also supports employee stock purchase plans, although the Investment Manager generally believes the discounted purchase price should be at least 85% of the current market price.

        Vesting. Restricted stock awards normally should vest over at least a two-year period.

        Other Stock Awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

CHANGE OF CONTROL ISSUES

    While the Investment Manager recognizes that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing stockholder value. As a result, the Investment Manager opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are the Investment Manager's guidelines on change of control issues:

        Stockholder Rights Plans. The Investment Manager acknowledges that there are arguments for and against stockholder rights plans, also known as 'poison pills.' Companies should put their case for rights plans to stockholders. The Investment Manager generally votes against any directors who, without stockholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

        Golden Parachutes. The Investment Manager opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against 'golden parachute' plans because they impede potential takeovers that stockholders should be free to consider. The Investment Manager generally withholds votes at the next stockholder meeting for directors who to its knowledge approved golden parachutes.

        Approval of Mergers. The Investment Manager votes against proposals that require a super-majority of stockholders to approve a merger or other significant business combination. The Investment Manager supports proposals that seek to lower super-majority voting requirements.

ROUTINE ISSUES

    Director Nominees in a Non-Contested Election -- The Investment Manager generally votes in favor of management proposals on director nominees.

    Director Nominees in a Contested Election -- By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at a meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

    Board Composition -- The Investment Manager supports the election of a board that consists of at least a majority of independent directors. The Investment Manager generally withholds support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. The Investment Manager also generally withholds support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

    Classified Boards -- Because a classified board structure prevents stockholders from electing a full slate of directors at annual meetings, the Investment Manager generally votes against classified boards. The Investment Manager votes in favor of stockholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows stockholders, by written consent, to remove a majority of directors at any time, with or without cause.

    Barriers to Stockholder Action -- The Investment Manager votes to support proposals that lower the barriers to stockholder action. This includes the right of stockholders to call a meeting and the right of stockholders to act by written consent.

    Cumulative Voting -- Having the ability to cumulate votes for the election of directors -- that is, cast more than one vote for a director about whom they feel strongly -- generally increases stockholders' rights to effect change in the management of a corporation. The Investment Manager therefore generally supports proposals to adopt cumulative voting.

    Ratification of Auditors -- Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring the Investment Manager to vote against the approval of the recommended auditor. For example, the Investment Manager's general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

STOCK RELATED ITEMS

    Increase Additional Common Stock -- The Investment Manager's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

    Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

        1. creates a blank check preferred stock; or

        2. establishes classes of stock with superior voting rights.

    Blank Check Preferred Stock -- Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Investment Manager may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Investment Manager.

    Preemptive Rights -- Votes are cast in favor of stockholder proposals restoring limited preemptive rights.

    Dual Class Capitalizations -- Because classes of common stock with unequal voting rights limit the rights of certain stockholders, the Investment Manager votes against adoption of a dual or multiple class capitalization structure.

SOCIAL ISSUES

    The Investment Manager believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, the Investment Manager does not believe that stockholders should be involved in determining how a company should address broad social and policy issues. As a result, the Investment Manager generally votes against these types of proposals, which are generally initiated by stockholders, unless the Investment Manager believes the proposal has significant economic implications.

OTHER SITUATIONS

    No set of guidelines can anticipate all situations that may arise. The Investment Manager's portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

PROXY VOTING PROCEDURES

    The Investment Manager maintains a record of all voting decisions for the period required by applicable laws. In each case in which the Investment Manager votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

    The Investment Committee of the Investment Manager shall have responsibility for voting proxies, under the supervision of the Director of Research. The Director of Research's designee (the 'Designee') shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities. The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The Investment Manager's General Counsel shall have overall responsibility for ensuring that the Investment Manager complies with all proxy voting requirements and procedures.

RECORDKEEPING

    The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by the Investment
Manager:

      Name of the company

      Ticker symbol

      CUSIP number

      Stockholder meeting date

      Brief identification of each matter voted upon

      Whether the matter was proposed by management or a stockholder

      Whether the Investment Manager voted on the matter

      If the Investment Manager voted, then how the Investment Manager voted

      Whether the Investment Manager voted with or against management

    The Investment Manager's General Counsel shall be responsible for maintaining and updating the Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by the Investment Manager and were deemed material to making a voting decision or that memorialized the basis for the decision.

    The Investment Manager shall rely on the Securities and Exchange Commission's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

CONFLICTS OF INTEREST

    There may be situations in which the Investment Manager may face a conflict between its interests and those of its clients or fund stockholders. Potential conflicts are most likely to fall into three general categories:

        Business Relationships -- This type of conflict would occur if the Investment Manager or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of the Investment Manager or its affiliate with the company or proponent. In the context of the Investment Manager, this could occur if an affiliate of the Investment Manager has a material business relationship with a company that Investment Manager has invested in on behalf of the Fund, and the Investment Manager is encouraged to vote in favor of management as an inducement to acquire or maintain the affiliate's relationship.

        Personal Relationships -- The Investment Manager or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

        Familial Relationships -- The Investment Manager or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

    The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average stockholder. Materiality will be judged under a two-step approach:

        Financial Based Materiality -- The Investment Manager presumes a conflict to be non-material unless it involves at least $500,000.

        Non-Financial Based Materiality -- Non-financial based materiality would impact the members of the Investment Manager's Investment Committee, who are responsible for making proxy voting decisions.

    Finally, if a material conflict exists, the Investment Manager shall vote in accordance with the advice of a proxy voting service.

    The Investment Manager's General Counsel shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

        Identifying Conflicts -- The Investment Manager is responsible for monitoring the relationships of the Investment Manager's affiliates for purposes of the Investment Manager's Inside Information Policy and Procedures. The General Counsel (or his designee) maintains a watch list and a restricted list. The Investment Manager's Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at the Investment Manager, for which potential concerns might arise. When a company is placed on the restricted list, the General Counsel (or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list. When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the general counsel shall inform the Investment Committee that no proxy vote is to be submitted for that company until the General Counsel completes the conflicts analysis.

        For purposes of monitoring personal or familial relationships, the General Counsel (or his designee) shall receive on at least an annual basis from each member of the Investment Manager's Investment Committee written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Investment Committee members also shall agree in writing to advise if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

        Identifying Materiality -- The General Counsel (or his designee) shall be responsible for determining whether a conflict is material. He shall evaluate financial based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

        Communication with Investment Committee; Voting of Proxy -- If the General Counsel determines that the relationship between the Investment Manager's affiliate and a company is financially material, he shall communicate that information to the members of the Investment Manager's Investment Committee and instruct them, and the Designee, that the Investment Manager will vote its proxy based on the advice of a consulting firm engaged by the Investment Manager. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case the Investment Manager again will vote its proxy based on the advice of a consulting firm engaged by the Investment Manager. The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify the Investment Manager from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

    In cases in which the Investment Manager will vote its proxy based on the advice of a consulting firm, the general counsel (or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner. The General Counsel will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality decision is made and how the proxy is voted).


    The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing for the twelve months ended June 30, 2005 is available (i) without charge, upon request, by calling the Fund toll-free at
(800) 437-9912 and (ii) on the Securities and Exchange Commission's website (http://www.sec.gov).

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    Subject to the supervision of the directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Manager. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In certain instances, the Fund may make purchases of underwritten or agency placed issues at prices that reflect underwriting or placement fees. In accordance with procedures approved by the directors, and subject to their supervision, the Fund may purchase securities in offerings for which an affiliate of the Investment Manager received a fee for serving as placement agent to the issuer. The Investment Manager will only cause the Fund to engage in these transactions if the Investment Manager deems such participation to be in the best interests of the Fund. In certain circumstances, regulatory restrictions may prevent the Fund from purchasing securities in an offering in which the Investment Manager's affiliate serves as placement agent of the issuer, and the Fund's inability to participate could be deemed to be to the detriment of the Fund.

    In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the directors may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Investment Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that the Fund received best execution viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities with respect to the Fund.

    In addition, the Investment Manager may receive research services from a broker in connection with initiating portfolio transactions for the Fund. While it is not the Investment Manager's policy to 'pay up' for these research services, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged solely for execution services for that transaction if the Investment Manager determines in good faith that the commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Investment Manager and is available for the benefit of other accounts advised by the Investment Manager and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Manager's expenses, it is not possible to estimate its value and in the opinion of the Investment Manager it does not reduce the Investment Manager's expenses in a determinable amount. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business but there is no formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its stockholders. The Investment Manager may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Investment Manager may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

                        DETERMINATION OF NET ASSET VALUE


    The Fund determines the net asset value of its shares daily, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the liquidation preference of the AMPS and the Outstanding AMPS and dividends declared but unpaid), by the total number of shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.


    For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National List are valued in a like manner (NASDAQ traded securities are valued at the NASDAQ official closing price). Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the directors deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities. Any securities for which market quotations are not readily available shall be valued in accordance with procedures approved by the Board of Directors.

                       ADDITIONAL INFORMATION CONCERNING
                             THE AUCTIONS FOR AMPS

GENERAL


    Securities Depository. DTC will act as the Securities Depository with respect to the AMPS. One certificate for all of the AMPS will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of the AMPS contained in the Articles Supplementary. The Fund will also issue stop-transfer instructions to the transfer agent for the AMPS. Prior to the commencement of the right of holders of the AMPS (and the Outstanding AMPS) to elect a majority of the Fund's directors, as described under 'Description of AMPS --

Voting Rights' in the Prospectus, Cede & Co. will be the holder of record of the AMPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.



    DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of the AMPS, whether for its own account or as a nominee for another person.


CONCERNING THE AUCTION AGENT

    The auction agent will act as agent for the Fund in connection with auctions. In the absence of willful misconduct or gross negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the auction agent and will not be liable for any error of judgment made in good faith unless the auction agent was grossly negligent in ascertaining the pertinent facts.


    The auction agent may conclusively rely upon, as evidence of the identities of the holders of the AMPS, the auction agent's registry of holders, and the results of auctions and notices from any broker-dealer (or other person, if permitted by the Fund) with respect to transfers described under 'The
Auction -- Secondary Market Trading and Transfer of AMPS' in the Prospectus and notices from the Fund. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.


    The auction agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 60 days after such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

BROKER-DEALERS


    The auction agent after each auction for the AMPS will pay to each broker-dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding the dividend period of less than one year, or a percentage agreed to by the Fund and the broker-dealer in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the AMPS placed by such broker-dealer at such auction. For the purposes of the preceding sentence, the AMPS will be placed by a broker-dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the auction agent by the broker-dealer and were acquired by such broker-dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such broker-dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.


    The Fund may request the auction agent to terminate one or more broker-dealer agreements at any time, provided that at least one broker-dealer agreement is in effect after such termination.

    The broker-dealer agreement provides that a broker-dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account, unless the Fund notifies all broker-dealers that they may no longer do so, in which case broker-dealers may continue to submit hold orders and sell orders for their own accounts. Any broker-dealer that is an affiliate of the Fund may submit orders in auctions, but only if such orders are not for its own account. If a broker-dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such broker-dealer, however, would not have knowledge of orders submitted by other broker-dealers in that auction.

                           S&P AND MOODY'S GUIDELINES

    The descriptions of the S&P and Moody's Guidelines contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the Articles Supplementary. A copy of the Articles Supplementary is filed as an exhibit to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and copies thereof may be obtained, as described under 'Further Information' in the Prospectus.


    The composition of the Fund's portfolio reflects guidelines (referred to herein as the 'Rating Agency Guidelines') established by S&P and Moody's in connection with the Fund's receipt of a rating of 'AAA' and 'Aaa' from S&P and Moody's, respectively, for the AMPS. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and diversification requirements and specify various Discount Factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities) and other securities not within the investment guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.



    The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value, determined on the basis of the Guidelines, greater than the aggregate liquidation preference of the AMPS (and the Outstanding AMPS) plus specified liabilities, payment obligations and other amounts, as of periodic Valuation Dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the AMPS (and the Outstanding AMPS) on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires this asset coverage as a condition to paying dividends or other distributions on Common Shares. S&P and Moody's have agreed that the auditors must certify once per year the asset coverage test on a date randomly selected by the auditor. The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Investment Manager, including private placements of other than Rule 144A Securities (as defined herein). The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.


    The Fund intends to maintain, at specified times, a Discounted Value for its portfolio at least equal to the amount specified by each rating agency (the 'Preferred Shares Basic Maintenance Amount'). S&P and Moody's have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency).

    The Rating Agency Guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the Discounted Value of the portfolio under the Rating Agency Guidelines.

    As described by S&P, a preferred stock rating of AAA indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. An S&P or Moody's credit rating of preferred stock does not address the likelihood that a resale mechanism (e.g., the auction) will be successful. As described by Moody's, an issue of preferred stock which is rated 'Aaa' is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks.


    Ratings are not recommendations to purchase, hold or sell AMPS, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to S&P and Moody's by the Fund and obtained by S&P and Moody's from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.


S&P GUIDELINES

    Under the S&P guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Preferred Shares Basic Maintenance Amount (as defined below). To the extent any particular portfolio holding does not meet the applicable guidelines, it is not included for purposes of calculating the Discounted Value of the Fund's portfolio, and, among the requirements, the amount of such assets included in the portfolio at any time, if any, may vary depending upon the credit quality (and related Discounted Value) of the Fund's eligible assets at such time.


    The Preferred Shares Basic Maintenance Amount includes the sum of (1) $25,000 times the number of AMPS (and the Outstanding AMPS) then outstanding and
(2) certain accrued and projected payment obligations of the Fund. Upon any failure to maintain the required Discounted Value, the Fund would seek to alter the composition of its portfolio to reestablish required asset coverage within the specified ten Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the holders of the AMPS will acquire certain rights. See 'Description of AMPS -- Redemption.' 'Business Day,' as used in the Prospectus and this SAI, means each Monday, Tuesday, Wednesday, Thursday and Friday that is a day on which the New York Stock Exchange is open for trading and that is not a day on which banks in New York City are authorized or required by law or executive order to close.


    With respect to an S&P Eligible Asset specified below, the following applicable number is the S&P Discount Factor (used to determine the Discounted Value of any S&P Eligible Asset) provided that the S&P Exposure Period is 25 Business Days or less:

    (a) Types of S&P Eligible Assets

                                                             DISCOUNT FACTOR FOR
TYPE OF S&P ELIGIBLE ASSET                                       AAA RATING
--------------------------                                       ----------
Common Stock of:
    REITs and other real estate companies                           162%
    Non-Real Estate Companies                                       168%
DRD Eligible Preferred Stock with a senior or preferred
stock rating of at least BBB -                                      245%
REIT and Non-DRD eligible Preferred Stock with a senior or
preferred stock rating of at least BBB -                            164%
DRD Eligible Preferred Stock with a senior or preferred
stock rating below BBB -                                            250%
REIT and non-DRD Eligible Preferred Stock with a senior or
preferred stock rating below BBB -                                  169%
Un-rated DRD Eligible Preferred Stock                               255%
Un-rated Non-DRD Eligible and un-rated REIT Preferred Stock         174%
Convertible bonds rated AAA to AAA -                                165%
Convertible bonds rated AA+ to AA -                                 170%
Convertible bonds rated A+ to A -                                   175%
Convertible bonds rated BBB+ to BBB -                               180%
Convertible bonds rated BB+ to BB -                                 185%
Convertible bonds rated B+ to B                                     190%

                                                             DISCOUNT FACTOR FOR
TYPE OF S&P ELIGIBLE ASSET                                       AAA RATING
--------------------------                                       ----------
Convertible bonds rated B -                                         195%
Convertible bonds rated CCC+                                        205%
Convertible bonds rated CCC                                         220%
U.S. Short-Term Money Market Investments with maturities of
180 days or less                                                    104%
U.S. Short-Term Money Market Investments with maturities of
between 181 and 360 days                                            113%
U.S. Government Obligations (52 week Treasury Bills)                102%
U.S. Government Obligations (Two-Year Treasury Notes)               104%
U.S. Government Obligations (Five-Year Treasury Notes)              110%
U.S. Government Obligations (Ten-Year Treasury Notes)               117%
U.S. Government Obligations (Thirty-Year Treasury Bonds)            130%
Agency Mortgage Collateral (Fixed 15-Year)                          129%
Agency Mortgage Collateral (Fixed 30-Year)                          132%
Agency Mortgage Collateral (ARM 1/1)                                122%
Agency Mortgage Collateral (ARM 3/1)                                123%
Agency Mortgage Collateral (ARM 5/1)                                123%
Agency Mortgage Collateral (ARM 10/1)                               123%
Mortgage Pass-Through Fixed (15 Year)                               131%
Mortgage Pass-Through Fixed (30 Year)                               134%
    Debt securities of REIT's, other real estate companies,
      and non-real estate companies according to the
      following corporate bond schedule
    Corporate Bonds rated at least AAA                              110%
    Corporate Bonds rated at least AA+                              111%
    Corporate Bonds rated at least AA                               113%
    Corporate Bonds rated at least AA -                             115%
    Corporate Bonds rated at least A+                               116%
    Corporate Bonds rated at least A                                117%
    Corporate Bonds rated at least A -                              118%
    Corporate Bonds rated at least BBB+                             120%
    Corporate Bonds rated at least BBB                              122%
    Corporate Bonds rated at least BBB -                            124%
    Corporate Bonds rated at least BB+                              129%
    Corporate Bonds rated at least BB                               135%
    Corporate Bonds rated at least BB -                             142%
    Corporate Bonds rated at least B+                               156%
    Corporate Bonds rated at least B                                169%
    Corporate Bonds rated at least B -                              184%
    Corporate Bonds rated at least CCC+                             202%
    Corporate Bonds rated at least CCC                              252%
    Corporate Bonds rated at least CCC -                            350%
    Cash and Cash Equivalents                                       100%


    (b) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if

        (i) the counterparty to the swap transaction has a short-term rating of A-1 or equivalent by S&P or, if the counter-party does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A-1, or equivalent by S&P, or higher.


        (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the AMPS (and the Outstanding AMPS).

        (iii) The interest rate swap transaction will be marked-to-market weekly by the swap counter-party.

        (iv) If the Fund fails to maintain an aggregate discounted value at least equal to the basic maintenance amount on two consecutive valuation dates then the agreement will terminate immediately.

        (v) For the purpose of calculating the asset coverage test 90% of any positive mark-to-market valuation of the Fund's rights will be eligible assets. 100% of any negative mark-to-market valuation of the Fund's rights will be included in the calculation of the Preferred Shares Basic Maintenance Amount.

        (vi) The Fund must maintain liquid assets with a value at least equal to the net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each swap. For caps/floors, must maintain liquid assets with a value at least equal to the Fund's obligations with respect to such caps or floors.

    (c) Cash and Cash Equivalents

        (i) Cash and Cash Equivalents Cash and demand deposits in an 'A-1+' rated institution are valued at 100%. 'A-1+' rated commercial paper, with maturities no greater than 30 days and held instead of cash until maturity, is valued at 100%. Securities with next-day maturities invested in 'A-1+' rated institutions are considered cash equivalents and are valued at 100%. Securities maturing in 181 to 360 calendar days are valued at 114.2%.

        (ii) The S&P Discount Factor for shares of unrated Money Market Funds affiliated with the Fund used as 'sweep' vehicles will be 110%. Money Market Funds rated 'AAAm' will be discounted at the appropriate level as dictated by the exposure period. No S&P Discount Factor will be applied to Money Market Funds rated AAAm by S&P with effective next day maturities.

    'S&P Eligible Assets' shall mean:

        (A) Deposit Securities;

        (B) U.S. Government Obligations and U.S. Government Agencies;

        (C) Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are not convertible into or exchangeable or exercisable for stock of a corporation (except to the extent of ten percent (10%) in the case of a share exchange or tender offer) ('Other Debt') and that satisfy all of the following conditions:

           (1) be no more than 10% of total assets may be below a S&P rating of BBB - , or comparable Moody's or Fitch rating, or unrated;

           (2) the remaining term to maturity of such Other Debt shall not exceed fifty (50) years;

           (3) such Other Debt must provide for periodic interest payments in cash over the life of the security;

           (4) no more than 10% of the issuers of such evidences of indebtedness do not file periodic financial statements with the U.S. Securities and Exchange Commission;

           (5) which, in the aggregate, have an average duration of not more than 12 years.

        (D) Convertible Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are convertible into or exchangeable or exercisable for stock of a corporation and that satisfy all of the following conditions:

           (1) such evidence of indebtedness is rated at least CCC by S&P; and

           (2) if such evidence of indebtedness is rated BBB or lower by S&P, the market capitalization of the issuer of such evidence of indebtedness is at least $100 million;

        (E) Agency Mortgage Collateral. Certificates guaranteed by U.S. Government Agencies (as defined below) (e.g., FNMA, GNMA and FHLMC) for timely payment of interest and full and ultimate payment of principal. Agency Mortgage Collateral also evidence undivided interests in pools of level-payment, fixed, variable, or adjustable rate, fully amortizing loans that are secured by first liens on one- to four-family residences residential properties (or in the case of Plan B FHLMC certificates, five or more units primarily designed for residential use) ('Agency Mortgage Collateral'). Agency Mortgage Collateral the following conditions apply:

           (1) For GNMA certificates backed by pools of graduated payment mortgages, levels are 20 points above established levels;

           (2) Qualifying 'large pool' FNMA mortgage-backed securities and FHLMC participation certificates are acceptable as eligible collateral. The eligible fixed-rate programs include FNMA MegaPools, FNMA Majors, FHLMC Multilender Swaps, and FHLMC Giant certificates. Eligible adjustable rate mortgage ('ARMs') programs include nonconvertible FNMA ARM MegaPools and FHLMC weighted average coupon ARM certificates. Eligible FHLMC Giant programs exclude interest-only and principal only stripped securities;

           (3) FNMA certificates backed by multifamily ARMs pegged to the 11th District Cost of Funds Index are acceptable as eligible collateral at 5 points above established levels; and

           (4) Multiclass REMICs issued by FNMA and FHLMC are acceptable as eligible collateral at the collateral levels established for CMOs.

        (F) Mortgage Pass-Through Certificates. Publicly issued instruments maintaining at least a AA - ratings by S&P. Certificates evidence proportional, undivided interests in pools of whole residential mortgage loans. Pass-through certificates backed by pools of convertible ARMs are acceptable as eligible collateral at 5 points above the levels established for pass-through certificates backed by fixed or non-convertible ARM pools.

        (G) Preferred Stocks. Preferred stocks that satisfy all of the following conditions:

           1. The preferred stock issue has a senior rating from S&P, or the preferred issue must be rated. In the case of Yankee preferred stock, the issuer should have a S&P senior rating of at least 'BBB - ', or the preferred issue must be rated at least 'BBB - '.

           2. The issuer -- or if the issuer is a special purpose corporation, its parent -- is listed on either the New York Stock Exchange, the American Stock Exchange or NASDAQ if the traded par amount is less than $1,000. If the traded par amount is $1,000 or more exchange listing is not required.

           3. The collateral pays cash dividends denominated in U.S. dollars.

           4. Private placement 144A with registration rights are eligible assets.

           5. The minimum market capitalization of eligible issuers is US$100 million.

           Restrictions for floating-rate preferred stock:

               1. Holdings must be limited to stock with a dividend period of less than or equal to 49 days, except for a new issue, where the first dividend period may be up to 64 days.

               2. The floating-rate preferred stock may not have been subject to a failed auction.

           Restrictions for adjustable -- or auction-rate preferred stock:

               1. The total fair market value of adjustable-rate preferred stock held in the portfolio may not exceed 10% of eligible assets.

           Concentration Limits:

               1. Total issuer exposure in preferred stock of any one issuer is limited to 10% of the fair market value of eligible assets.

               2. Preferred stock rated below B - (including non-rated preferred stock) and preferred stock with a market cap of less than US$100 million are limited to no more than 15% of the fair market value of the eligible assets.

               3. Add 5 points to over-collateralization level for issuers with a senior rating or preferred stock rating of less than BBB - .

               4. Add 10 point to over-collateralization level of issuers with no senior rating, preferred stock rating or dividend history.

        (H) Common Stocks of REITs, Other Real Estate Companies, and non-Real Estate Companies. Common stocks of REITs, Other Real Estate Companies, and non-Real Estate Companies that satisfy all of the following conditions:

           (1) such common stock (including the common stock of any predecessor or constituent issuer) has been traded on a recognized national securities exchange or quoted on the National Market System (or any equivalent or successor thereto) of NASDAQ, but excluding '144a' or 'pink sheet' stock not carried in daily newspaper over-the-counter listings;

           (2) the market capitalization of such issuer of common stock exceeds $100 million;

           (3) the issuer of such common stock is not an entity that is treated as a partnership for federal income taxes;

           (4) if such issuer is organized under the laws of any jurisdiction other than the United States, any state thereof, any possession or territory thereof or the District of Columbia, the common stock of such issuer held by the Fund is traded on a recognized national securities exchange or quoted on the National Market System of NASDAQ either directly or in the form of depository receipts.

        Escrow Bonds may comprise 100% of the Fund's S&P Eligible Assets. Bonds that are legally defeased and secured by direct U.S. government obligations are not required to meet any minimum issuance size requirement. Bonds that are economically defeased or secured by other U.S. agency paper must meet the minimum issuance size requirement for the Fund described above. Bonds initially rated or rerated as an escrow bond by another Rating Agency are limited to 50% of the Fund's S&P Eligible Assets, and carry one full rating lower than the equivalent S&P rating for purposes of determining the applicable discount factors. Bonds economically defeased and either initially rated or rerated by S&P or another Rating Agency are assigned that same rating level as its debt issuer, and will remain in its original industry category unless it can be demonstrated that a legal defeasance has occurred.

        With respect to the above, the Fund portfolio must consist of no less than 20 issues representing no less than 10 industries as determined by the S&P Industry Classifications and S&P Real Estate Industry/Property sectors.

        For purposes of determining the discount factors applicable to collateral not rated by S&P, the collateral will carry an S&P rating one full rating level lower than the equivalent S&P rating.

        'S&P Exposure Period' shall mean the sum of (i) that number of days from the last Valuation Date on which the Fund's Discounted Value of S&P Eligible Assets were greater than the Preferred Shares Basic Maintenance Amount to the Valuation Date on which the Fund's Discounted Value of S&P Eligible Assets failed to exceed the Preferred Shares Basic Maintenance Amount, (ii) the maximum number of days following a Valuation Date that the Fund has under this Statement to cure any failure to maintain a Discounted Value of S&P Eligible Assets at least equal to the Preferred Shares Basic Maintenance Amount, and (iii) the maximum number of days the Fund has to effect a mandatory redemption under
    Section 3(a)(ii) of Part I of the Articles Supplementary.

MOODY'S GUIDELINES

    For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ('Moody's Eligible Assets') must be discounted by certain discount factors set forth below ('Moody's Discount Factors'). The Discounted Value of a portfolio security under Moody's guidelines is the Market Value thereof, determined as specified by Moody's, divided by the Moody's Discount Factor. The Moody's Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Moody's.

    The following Discount Factors apply to portfolio holdings as described below, subject to diversification, issuer size and other requirements, in order to constitute Moody's Eligible Assets includable within the calculation of Discounted Value:

        (a) Preferred Stock and Common Stock of REITs, Other Real Estate Companies, Utility Companies and other non-Real Estate Companies:

                                                              DISCOUNT FACTOR
                                                                 (1)(2)(3)
                                                                 ---------
Common stock and common stock of foreign issuers for which
  ADRs are traded:
    REITs and other real estate companies...................           154%
    Utility.................................................           170%
    Industrial..............................................           264%
    Financial...............................................           241%
Common stock of foreign issuers (in existence for at least
  five years) for which no ADRs are traded..................           400%
Preferred stock of REITs
    with Senior Implied Moody's (or S&P or Fitch) rating:...           154%
    without Senior Implied Moody's (or S&P or Fitch)
      rating:...............................................           208%
Preferred stock of Other Real Estate Companies
    with Senior Implied Moody's (or S&P or Fitch) rating:...           208%
    without Senior Implied Moody's (or S&P or Fitch)
      rating:...............................................           250%
Preferred Securities of non-real estate companies:
  (4)(5):...................................................
The Moody's Discount Factor for non-real estate preferred
  securities will be
    (A) for taxable preferred securities issued by a
        utility, industrial, financial issuer or other
        non-real estate related issuers with Moody's or
        equivalent S&P or Fitch ratings:....................       Aaa 150%
                                                                    Aa 155%
                                                                     A 160%
                                                                   Baa 165%
                                                                    Ba 196%
                                                                     B 216%
                                                               < B, NR 250%
    (B) for DRD eligible preferred securities issued by a
        utility, industrial, financial issuer, or other
        non-real estate related issuers
        (i) investment grade................................           165%
        (ii) non-investment grade...........................           216%

    (C) for auction rate preferred securities...............           350%

(1) A Discount Factor of 250% will be applied to those assets in a single Moody's Industry Classification and/or Moody's Real Estate Industry/Property Sector Classification which exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets (except for Utilities sub-indices for which no more than 50% may constitute a single classification).
                                              (footnotes continued on next page)

(footnotes continued from previous page)

(2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of a real estate issuer is below $500 million.

(4) Applies to preferred securities which have a minimum issue size of $50 million.

(5) Non-real estate eligible preferred securities will be issued by investment grade companies having a senior unsecured debt rating that is Baa3 or higher by Moody's or BBB - by S&P or Fitch and pay dividends in U.S. Dollars or Euros. The market value of eligible non-cumulative preferred issues are subject to standard preferred stock discount factors multiplied by a factor of 1.10.

    (b) Debt securities (1)(2)(3):

        The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such assets, in accordance with the table set forth below.

TERMS OF MATURITY OF DEBT SECURITY(1)   AAA     AA     A     BAA     BA     B     UNRATED(2,3)
-------------------------------------   ---     --     -     ---     --     -     ------------
1 year or less...................       109%   112%   115%   118%   137%   150%       250%
2 years or less (but longer than 1
  year)..........................       115%   118%   122%   125%   146%   160%       250%
3 years or less (but longer than 2
  years).........................       120%   123%   127%   131%   153%   168%       250%
4 years or less (but longer than 3
  years).........................       126%   129%   133%   138%   161%   176%       250%
5 years or less (but longer than 4
  years).........................       132%   135%   139%   144%   168%   185%       250%
7 years or less (but longer than 5
  years).........................       139%   143%   147%   152%   179%   197%       250%
10 years or less (but longer than 7
  years).........................       145%   150%   155%   160%   189%   208%       250%
15 years or less (but longer than 10
  years).........................       150%   155%   160%   165%   196%   216%       250%
20 years or less (but longer than 15
  years).........................       150%   155%   160%   165%   196%   228%       250%
30 years or less (but longer than 20
  years).........................       150%   155%   160%   165%   196%   229%       250%
Greater than 30 years............       165%   173%   181%   189%   205%   240%       250%

(1) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counter-party will determine the appropriate rating category.

(2) Corporate debt securities if (A) securities that do not pay interest in U.S. dollars, the Fund will contact Moody's to obtain the applicable currency conversion rates; (B) for debt securities rated B and below taken together with 'Unrated' securities, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (C) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Directors, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (D) such securities are not subject to extended settlement.

(3) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under 'Below B and Unrated' in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.

    (c) U.S. Treasury Securities and U.S. Treasury Strips (as defined by
Moody's):

                            U.S. TREASURY SECURITIES

             REMAINING TERM TO MATURITY                DISCOUNT FACTOR   U.S. TREASURY STRIPS
             --------------------------                ---------------   --------------------
 1 year or less......................................       107%                 107%
 2 years or less (but longer than 1 year)............       113%                 115%
 3 years or less (but longer than 2 years)...........       118%                 121%
 4 years or less (but longer than 3 years)...........       123%                 128%
 5 years or less (but longer than 4 years)...........       128%                 135%
 7 years or less (but longer than 5 years)...........       135%                 147%
10 years or less (but longer than 7 years)...........       141%                 163%
15 years or less (but longer than 10 years)..........       146%                 191%
20 years or less (but longer than 15 years)..........       154%                 218%
30 years or less (but longer than 20 years)..........       154%                 244%

    (d) Short-Term Instruments and Cash.

    The Moody's Discount Factor applied to Moody's Eligible Assets that are short term money instruments (as defined by Moody's) will be (i) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within 49 days of the relevant valuation date, (ii) 102%, so long as such portfolio securities mature or have a demand feature at par not exercisable within 49 days of the relevant valuation date, and (iii) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1 by S&P and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. A Moody's Discount Factor of 100% will be applied to cash.

    (e) Rule 144A Debt or Preferred Securities:

        The Moody's Discount Factor applied to Rule 144A debt or preferred securities will be

        (i) 130% of the Moody's Discount Factor, which would apply if the securities have registration rights under the Securities Act after 365 days, and

        (ii) 120% of the Moody's Discount Factor if the securities have registration rights within 365 days of calculation of the Basic Maintenance Amount.

    (f) Convertible Securities:

                           MOODY'S RATING CATEGORY(1)

  INDUSTRY CATEGORY    AAA     AA     A     BAA     BA     B      NR
  -----------------    ---     --     -     ---     --     -      --
Utility..............  162%   167%   172%   188%   195%   199%   300%
Industrial...........  256%   261%   266%   282%   290%   293%   300%
Financial............  233%   238%   243%   259%   265%   270%   300%
Transportation.......  250%   265%   275%   285%   290%   295%   300%

---------

(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under 'Below B and Unrated' in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.

    'Moody's Eligible Assets' means the following:

        (i) Common Stock, Preferred Stock and any debt security of REITs, Other Real Estate Companies, Utility Companies and other non-Real Estate
    Companies:

           (A) which comprise at least 7 of the total number of Moody's Real Estate Industry/Property Sector Classifications ('Moody's Sector Classifications') and/or Moody's Industry Classifications (under which Utilities sub-indices are defined to include Electric, Gas, Water, Hydro Power, Cable, Telecommunications and Diversified and each constitutes an industry classification), of which no more than 35% may constitute a single such classification, except for Utilities sub-indices for which no more than 50% may constitute a single classification;

           (B) which in the aggregate constitute at least 40 separate issues of common stock, preferred stock, and debt securities issued by at least 30 issuers;

           (C) issued by a single issuer which in the aggregate constitute no more than 6.0% of the Market Value of Moody's Eligible Assets, and with respect to Utilities, an aggregate of 7.0% for a single state, with the exception of California, New York, and Texas, which states shall have a 15% maximum, and

           (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets;

        (ii) Unrated debt securities issued by an issuer which:

           (A) has not filed for bankruptcy within the past three years;

           (B) is current on all principal and interest on its fixed income obligations;

           (C) is current on all preferred stock dividends;

           (D) possesses a current, unqualified auditor's report without qualified, explanatory language; and

           (E) in the aggregate taken together with securities rated B by Moody's, or comparable by S&P or Fitch, and below do not exceed 10% of the discounted Moody's Eligible Assets;

        (iii) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if

           (A) the counterparty to the swap transaction has a short-term rating of not less than P-1 by Moody's or A-1 by S&P or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A3 or higher by Moody's or A - or higher by S&P or Fitch;

           (B) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Series outstanding;

           (C) the interest rate swap transaction will be marked-to-market daily;

           (D) an interest rate swap that is in-the-money is discounted at the counterparty's corporate debt rating for the maturity of the swap for purposes of calculating Moody's Eligible Assets; and

           (E) an interest rate swap that is out-of-the money includes that negative mark-to-market amount as indebtedness for purposes of calculating the Preferred Shares Basic Maintenance amount.

        (iv) U.S. Treasury Securities and Treasury Strips (as defined by
    Moody's);

        (v) Short-Term Money Market Instruments so long as

           (A) such securities are rated at least P-1,

           (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or

           (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria.

        (vi) Cash including, for this purpose, interest and dividends due on assets rated

           (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date,

           (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and

           (C) A1 or higher if the payment date is within 90 days of the relevant valuation date and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (1) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (2) with counterparties having a Moody's long-term debt rating of at least Baa3 or (3) with counterparties having a Moody's Short-Term Money Market Instrument rating of at least P-1.

    See the Articles Supplementary of the Fund for further detail on the above Moody's Rating Agency Guidelines and for a description of Moody's Eligible Assets.


    The foregoing Rating Agency Guidelines are subject to change from time to time. The Fund may, but it is not required to, adopt any such change. Nationally recognized rating agencies other than S&P and Moody's may also from time to time rate the AMPS; any nationally recognized rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating.


                             U.S. FEDERAL TAXATION

    The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its stockholders, and the following discussion is not intended as a substitute for careful tax planning. Stockholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Fund.

TAXATION OF THE FUND

    The Fund has elected to be taxed as, and intends to qualify annually as, a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on the portion of its investment company taxable income (as that term is defined in the Code, but determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to stockholders, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest income for the taxable year (the 'Distribution Requirement'), and satisfies certain other requirements of the Code that are described below. The Fund intends to make sufficient distributions of its investment company taxable income each taxable year to meet the Distribution Requirement.


    In addition to satisfying the Distribution Requirement, a regulated investment company must (i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a 'Qualified Publicly Traded Partnership'); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund's total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and
(II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and
(b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.



    Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund will be required (i) to suspend distributions to holders of Common Shares, and (ii) under certain circumstances to partially redeem the AMPS in order to maintain or restore the requisite asset coverage, either of which could prevent the Fund from making distributions required to qualify as a regulated investment company for U.S. federal income tax purposes and to avoid the excise taxes discussed below. Depending on the size of the Fund's assets relative to its outstanding senior securities, under certain circumstances redemption of the AMPS might restore asset coverage. If asset coverage were restored, the Fund would again be able to pay dividends and depending on the circumstances, could requalify or avoid disqualification as a regulated investment company and avoid the excise taxes discussed below.


    If for any taxable year the Fund does not qualify as a regulated investment company or satisfy the Distribution Requirement, all of its taxable income (including its net capital gain) will be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible (i) for the DRD in the case of corporate stockholders and (ii) for treatment as qualified dividend income in the case of individual stockholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES


    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in a calendar year an amount equal to the sum of
(1) 98% of its ordinary taxable income for the calendar year, (2) 98% of its capital gain net income (i.e., capital gains in excess of capital losses) for the one-year period ended on October 31 of such calendar year, unless the Fund elects to use a calendar year, and (3) any ordinary taxable income and capital gain net income for previous years that was not distributed or taxed to the regulated investment company during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxed to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent the application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.


DISTRIBUTIONS


    Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the AMPS at any time in the future, the Fund believes that under present law the AMPS will constitute stock of the Fund and distributions with respect to the AMPS (other than distributions in redemption of the AMPS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than distributions of qualified dividend income and capital gain dividends, as described below). If a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate stockholders, if properly designated, may qualify for the DRD. In addition, for taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the stockholder. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. Specifically, a dividend paid by the Fund to a stockholder will not be treated as qualified dividend income of the stockholder (1) if the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. There can be no assurance of what portion, if any, of the Fund's distributions will be entitled to the lower tax rates that apply to qualified dividend income. The foregoing discussion relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the AMPS represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of AMPS would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.


    The Fund may either retain or distribute to stockholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it generally will be taxable to individual stockholders at long-term capital gains rates regardless of the length of time the stockholders have held their shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Fund also will elect to treat such gain as having been distributed to stockholders. As a result, each stockholder will be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, will be entitled to claim a tax credit for his or her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

    Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

    Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the stockholder's tax basis in his or her shares; any such return of capital distributions in excess of the stockholder's tax basis will be treated as gain from the sale of his or her shares, as discussed below.

    If the NAV at the time a stockholder purchases shares of the Fund reflects undistributed income or gain, distributions of such amounts will be taxable to the stockholder in the manner described above, even though such distributions economically constitute a return of capital to the stockholder.

    The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the DRD, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD, dividends derived from qualified dividend income, qualified dividend income, interest-related dividends and short-term capital gain dividends, if any, between its Common Shares, the AMPS and the Outstanding AMPS, in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares, the AMPS and the Outstanding AMPS. Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on the AMPS and the Outstanding AMPS, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.


SALE OF SHARES

    A stockholder generally will recognize gain or loss on the sale or exchange of shares of the Fund in an amount equal to the difference between the amount of cash and the fair market value of any property received on the sale and the stockholder's adjusted tax basis in the shares. In general, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and gain or loss will be long-term or short-term, depending upon the stockholder's holding period for the shares. Generally, a stockholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or amounts credited to the stockholder as undistributed capital gains) with respect to such shares. Also, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced with other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the tax basis of the acquired shares will be adjusted to reflect the disallowed loss. The ability to otherwise deduct capital losses may be subject to other limitations imposed by the Code.

NATURE OF FUND'S INVESTMENTS

    Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things,
(i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited),
(iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the 90% annual gross income test described above. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

ORIGINAL ISSUE DISCOUNT SECURITIES

    Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the 'original issue discount') each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its stockholders.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS

    The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ('REMICs'). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an 'excess inclusion') will be subject to U.S. federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to stockholders of the regulated investment company in proportion to the dividends received by such stockholders, with the same consequences as if the stockholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to stockholders
(i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and
(iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a 'disqualified organization' (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations. The Investment Manager does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER

    The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BORROWINGS

    If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund's payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund's qualification for taxation as a regulated investment company and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

INVESTMENT IN NON-U.S. SECURITIES

    The Fund's investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund's yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

    In addition, if the Fund acquires an equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income ('passive foreign investment companies'), the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its stockholders. The Fund will not be able to pass through to its stockholders any credit or deduction for such taxes. An election would generally be available to ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of capital gains as ordinary income. The Fund intends to manage its holdings to limit the tax liability from these investments.

BACKUP WITHHOLDING


    If a stockholder fails to furnish a correct taxpayer identification number, or fails to make required certifications or has been notified by the IRS that they are subject to 'backup withholding,' the stockholder may be subject to a 'backup withholding' tax with respect to (1) taxable dividends and (2) the proceeds of any sales or repurchases of AMPS. An individual's taxpayer identification number is generally his or her social security number. Corporate stockholders and other stockholders specified in the Code or the Treasury regulations promulgated thereunder are exempt from backup withholding. Backup withholding is not an additional tax and any amounts withheld will be allowed as a refund or a credit against a taxpayer's U.S. federal income tax liability if the appropriate information is provided to the IRS.


FOREIGN STOCKHOLDERS

    U.S. taxation of a stockholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ('foreign stockholder') as defined in the Code, depends on whether the income of the Fund is 'effectively connected' with a U.S. trade or business carried on by the stockholder.


    Income Not Effectively Connected. If the income from the Fund is not 'effectively connected' with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income, including any dividends designated as qualified dividend income, will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the stockholder (see 'U.S. Federal
Taxation -- Investment in Real Estate Investment Trusts' above)), which tax is generally withheld from such distributions. Under the American Jobs Creation Act of 2004 (the 'Jobs Creation Act'), U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as 'interest-related dividends' or 'short-term capital gain dividends.' Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distribution of U.S. source interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning before January 1, 2008.



    Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will generally not be subject to U.S. federal withholding tax at the rate of 30% (or lower treaty rate) unless the foreign stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would generally be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. federal withholding tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to backup withhold U.S. federal income tax on distributions of net capital gain unless the foreign stockholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See 'U.S. Federal Taxation -- Backup Withholding' above. Under the Jobs Creation Act, distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations which may include gain on the sale of shares in certain 'non-domestically controlled' REITs and certain capital gain dividends from REITs) will generally cause the foreign stockholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States. Foreign stockholders would thus generally be taxed at the same rates applicable to U.S. stockholders, subject to a special alternative minimum tax in the case of nonresident alien individuals. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. Such distributions may be subject to U.S. withholding tax and will generally give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return. This provision generally would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Any gain that a foreign stockholder realizes upon the sale or exchange of such stockholder's shares of the Fund will ordinarily be exempt from U.S. federal withholding tax unless (i) in the case of a stockholder that is a nonresident alien individual, the gain is U.S. source income and such stockholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign stockholder held such shares of the Fund and the five year period ending on the date of the disposition of those shares, the Fund was a 'U.S. real property holding corporation' and the foreign stockholder actually or constructively held more than 5% of the shares of the same class, in which event described in (ii), the gain would be taxed in the same manner as for a U.S. stockholder as discussed above and a 10% U.S. federal withholding tax generally would be imposed on the amount realized on the disposition of such shares and credited against the foreign stockholder's U.S. federal income tax liability on such disposition. Pursuant to the Jobs Creation Act, the term 'U.S. real property interest' does not include any interest in a 'domestically-controlled' regulated investment company. Thus, the sale of stock by a foreign stockholder in a domestically controlled regulated investment company generally will not be subject to U.S. federal income tax. A domestically controlled regulated investment company is any regulated investment company in which at all times during the testing period described above, 50% or more in value of the stock was owned by U.S. persons. This provision generally would apply after December 31, 2004 and before January 1, 2008. A corporation is a 'U.S. real property holding corporation' if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.


    Income Effectively Connected. If the income from the Fund is 'effectively connected' with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will generally be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.

    The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

TAX SHELTER REPORTING REGULATIONS

    Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all regulated investment companies. In addition recently enacted legislation imposes significant penalties for failure to comply with these requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

EFFECT OF FUTURE LEGISLATION; OTHER TAX CONSIDERATIONS

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions and considerations discussed herein.

    Distributions to stockholders also may be subject to state, local and foreign taxes, depending upon each stockholder's particular situation. Stockholders are urged to consult their tax advisers as to the particular consequences to them of an investment in the Fund.

                       PERFORMANCE DATA AND INDEX RETURNS

    From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to stockholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

AVERAGE ANNUAL TOTAL RETURN

    The Fund's 'average annual total return' figures described in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                        P(1 + T)'pp'n = ERV
  Where: P =  a hypothetical initial payment of $1,000

         T =  average annual total return

         n =  number of years

       ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


YIELD

    Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ('net investment income') and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                   =             a-b
                        ----------------------
                        2[(cd + 1)'pp'6  -  1]

  Where: a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

    In reports or other communications to stockholders of the Fund or in advertising materials, the Fund may compare its performance with that of
(i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Dow Jones Utility Index, the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index, the Salomon Brothers Broad Investment Grade Bond Index (BIG), Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) Index, the NASDAQ Composite Index, and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the 30 same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.)

    Marketing materials for the Fund may make reference to other closed-end investment companies for which the Investment Manager serves as investment adviser. The past performance of any other Cohen & Steers Fund is not a guarantee of future performance for the Fund.

                                    EXPERTS

    PricewaterhouseCoopers LLP has been appointed as independent registered public accounting firm for the Fund. The financial statements for the period from January 30, 2004 through December 31, 2004, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given upon the authority of said firm as experts in auditing and accounting.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Cohen & Steers REIT and Utility Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers REIT and Utility Income Fund, Inc. (the 'Fund') at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the period January 30, 2004 (commencement of operations) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 21, 2005

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2004



                                                                                       DIVIDEND
                                                         NUMBER         VALUE           YIELD
                                                       OF SHARES       (NOTE 1)      (UNAUDITED)a
                                                       ---------       --------      ------------
Common Stock                             117.95%b
  Diversified                                  5.72%
        Capital Trust -- Class A.....................      66,100   $    2,029,931        6.51%
        Colonial Properties Trust....................      78,500        3,082,695        6.82
        iStar Financial..............................   1,002,700       45,382,202        6.16
        Lexington Corporate Properties Trust.........     969,600       21,893,568        6.20
                                                                    --------------
                                                                        72,388,396
                                                                    --------------
    Health Care                              7.90%
        Health Care Property Investors...............     758,600       21,005,634        6.03
        Health Care REIT.............................     467,500       17,835,125        6.29
        Nationwide Health Properties.................   2,113,900       50,205,125        6.23
        Ventas.......................................     400,000       10,964,000        4.74
                                                                    --------------
                                                                       100,009,884
                                                                    --------------
    Hotel                                    5.62%
        Hospitality Properties Trust.................   1,449,300       66,667,800        6.26
        Strategic Hotel Capital......................     274,900        4,535,850        5.33
                                                                    --------------
                                                                        71,203,650
                                                                    --------------
    Industrial                                 3.03%
        First Industrial Realty Trust................     941,400       38,343,222        6.83
                                                                    --------------
    Mortgage                                 2.92%
        Newcastle Investment Corp....................   1,164,400       37,004,632        7.87
                                                                    --------------
    Office                                   18.91%
        Arden Realty.................................     975,300       36,788,316        5.36
        BioMed Realty Trust..........................      73,700        1,636,877        4.86
        Brandywine Realty Trust......................     356,200       10,468,718        5.99
        CarrAmerica Realty Corp......................     150,000        4,950,000        6.06
        Equity Office Properties Trust...............   2,654,600       77,301,952        6.87
        HRPT Properties Trust........................   3,089,700       39,640,851        6.55
        Kilroy Realty Corp...........................      45,600        1,949,400        4.63
        Mack-Cali Realty Corp........................     170,500        7,848,115        5.47
        Prentiss Properties Trust....................     504,600       19,275,720        5.86
        Reckson Associates Realty Corp...............   1,204,600       39,522,926        5.18
                                                                    --------------
                                                                       239,382,875
                                                                    --------------
    Office/Industrial                           0.03%
        Liberty Property Trust.......................       9,300          401,760        5.65
                                                                    --------------
    Residential                              11.29%
      Apartment                             10.47%
        AMLI Residential Properties Trust............   1,002,100       32,067,200        6.00
        Apartment Investment & Management Co.........     216,100        8,328,494        6.23
        Archstone-Smith Trust........................     350,000       13,405,000        4.49
        Gables Residential Trust.....................     780,700       27,941,253        6.73
        Home Properties..............................     615,400       26,462,200        5.86
        Mid-America Apartment Communities............     188,700        7,778,214        5.68
        Town & Country Trust.........................     600,000       16,578,000        6.23
                                                                    --------------
                                                                       132,560,361
                                                                    --------------


                See accompanying notes to financial statements.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004



                                                                                       DIVIDEND
                                                         NUMBER         VALUE           YIELD
                                                       OF SHARES       (NOTE 1)      (UNAUDITED)a
                                                       ---------       --------      ------------
    Manufactured Home                       0.82%
        Affordable Residential Communities...........     511,700   $    7,342,895        8.71%
        Sun Communities..............................      75,000        3,018,750        6.06
                                                                    --------------
                                                                        10,361,645
                                                                    --------------
        Total Residential............................                  142,922,006
                                                                    --------------
    Self Storage                              0.52%
        Sovran Self Storage..........................     154,900        6,527,486        5.74
                                                                    --------------
    Shopping Center                          5.30%
      Community Center                      2.19%
        Heritage Property Investment Trust...........     250,000        8,022,500        6.54
        Kramont Realty Trust.........................      52,200        1,221,480        5.56
        New Plan Excel Realty Trust..................     682,500       18,482,100        6.09
                                                                    --------------
                                                                        27,726,080
                                                                    --------------
      Free Standing                           2.44%
        Commercial Net Lease Realty..................   1,500,300       30,906,180        6.31
                                                                    --------------
      Regional Mall                          0.67%
        Glimcher Realty Trust........................     305,500        8,465,405        6.93
                                                                    --------------
        Total Shopping Center........................                   67,097,665
                                                                    --------------
    Utility                                   56.71%
      Electric -- Distribution                 7.47%
        Consolidated Edison..........................   1,226,900       53,676,875        5.17
        Energy East Corp.............................     352,100        9,394,028        4.12
        National Grid Transco plc (ADR)..............     105,800        5,077,342        4.44
        NSTAR........................................      93,000        5,048,040        4.09
        Pepco Holdings...............................   1,000,800       21,337,056        4.69
                                                                    --------------
                                                                        94,533,341
                                                                    --------------
    Electric -- Integrated                    45.66%
        Ameren Corp..................................   1,246,400       62,494,496        5.07
        American Electric Power Co...................     278,100        9,549,954        4.08
        Cinergy Corp.................................   1,465,500       61,008,765        4.52
        Cleco Corp...................................     243,500        4,933,310        4.44
        DTE Energy Co................................   1,439,400       62,081,322        4.78
        Dominion Resources...........................     148,200       10,039,068        3.93
        Duke Energy Corp.............................   1,950,000       49,393,500        4.34
        E.ON AG (ADR)................................     209,500       19,064,500        3.09
        Entergy Corp.................................     419,500       28,354,005        3.20
        Exelon Corp..................................     667,400       29,412,318        3.63
        FirstEnergy Corp.............................     322,300       12,734,073        4.18
        Hawaiian Electric Industries.................     495,200       14,435,080        4.25
        PPL Corp.....................................     229,500       12,227,760        3.08
        Pinnacle West Capital Corp...................     397,500       17,652,975        4.28
        Progress Energy..............................   1,226,500       55,486,860        5.22
        Public Service Enterprise Group..............     952,500       49,310,925        4.25
        Southern Co..................................   1,977,000       66,269,040        4.27
        Xcel Energy..................................     750,000       13,650,000        4.56
                                                                    --------------
                                                                       578,097,951
                                                                    --------------


                See accompanying notes to financial statements.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004



                                                                                       DIVIDEND
                                                         NUMBER         VALUE           YIELD
                                                       OF SHARES       (NOTE 1)      (UNAUDITED)a
                                                       ---------       --------      ------------
    Gas -- Integrated                          3.58%
        KeySpan Corp.................................     916,600   $   36,159,870        4.61%
        Puget Energy.................................     372,500        9,200,750        4.05
                                                                    --------------
                                                                        45,360,620
                                                                    --------------
        Total Utility................................                  717,991,912
                                                                    --------------
            Total Common Stock
              (Identified cost -- $1,344,393,928)....                1,493,273,488
                                                                    --------------
Preferred Securities -- $25 Par Value 18.23%
  Bank                                       0.13%
        Colonial Capital Trust IV, 7.875%............      56,300        1,522,634        7.28
        Zions Capital Trust, 8.00%, Series B.........      10,000          274,000         7.3
                                                                    --------------
                                                                         1,796,634
                                                                    --------------
  Bank -- Foreign                              0.09%
        Northern Rock plc, 8.00%, Series A...........      45,531        1,142,373        7.97
                                                                    --------------
  Finance                                    0.46%
    Auto Loan                               0.08%
        Ford Motor Credit Co., 7.60%.................      38,000          995,600        7.23
                                                                    --------------
    Credit Card                              0.36%
        MBNA Capital, 8.125% Series D (TruPS)........     105,142        2,832,525        7.54
        MBNA Capital, 8.10% Series E (TOPrS).........      64,000        1,753,600        7.41
                                                                    --------------
                                                                         4,586,125
                                                                    --------------
                                                                    --------------
    Diversified Financial Services             0.02%
        USB Capital IV, 7.35%........................       7,200          191,592        6.91
                                                                    --------------
        Total Finance................................                    5,773,317
                                                                    --------------
Insurance                                     0.07%
  Property/Casualty                           0.05%
        St. Paul Capital Trust I, 7.60% (TruPS)......      24,300          647,352        7.13
                                                                    --------------
  Reinsurance -- Foreign                       0.02%
        PartnerRE Capital Trust I, 7.90%.............       9,600          255,360        7.45
                                                                    --------------
        Total Insurance..............................                      902,712
                                                                    --------------
    Media                                    0.69%
      Cable Television                        0.50%
        Shaw Communications, 8.45%, Series A
          (COPrS)....................................     109,200        2,757,300        8.36
        Shaw Communications, 8.50%, Series B
          (COPrS)....................................     139,000        3,530,600        8.39
                                                                    --------------
                                                                         6,287,900
                                                                    --------------
    Diversified Services                        0.19%
        Liberty Media Corp., 8.75% (CBTCS)...........      33,800          920,712        8.04
        Liberty Media Corp., 8.75% (PPLUS)...........      55,700        1,521,167        8.02
                                                                    --------------
                                                                         2,441,879
                                                                    --------------
        Total Media..................................                    8,729,779
                                                                    --------------


                See accompanying notes to financial statements.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004



                                                                                       DIVIDEND
                                                         NUMBER         VALUE           YIELD
                                                       OF SHARES       (NOTE 1)      (UNAUDITED)a
                                                       ---------       --------      ------------
    Real Estate                              16.51%
      Diversified                              2.86%
        Bedford Property Investors, 7.625%,
          Series B...................................     253,050   $    6,475,549        7.46%
        Forest City Enterprises, 7.375%, Class A.....     519,000       13,218,930        7.22
        iStar Financial, 7.875%, Series E............     258,000        6,769,920        7.51
        iStar Financial, 7.65%, Series G.............      77,000        1,986,600        7.40
        iStar Financial, 7.50%, Series I.............     250,000        6,377,500        7.37
        Lexington Corporate Properties Trust, 8.05%,
          Series B...................................      50,000        1,329,000        7.56
                                                                    --------------
                                                                        36,157,499
                                                                    --------------
    Health Care                              3.07%
        Health Care Property Investors, 7.25%,
          Series E...................................       7,000          182,700        6.93
        Health Care Property Investors, 7.10%,
          Series F...................................      10,000          253,100        7.03
        Health Care REIT, 7.875%, Series D...........      63,536        1,651,301        7.58
        Health Care REIT, 7.625%, Series F...........     305,600        7,716,400        7.03
        LTC Properties, 8.00%, Series F..............     600,000       15,810,000        7.59
        Omega Healthcare Investors, 8.375%,
          Series D...................................     500,000       13,200,000        7.92
                                                                    --------------
                                                                        38,813,501
                                                                    --------------
    Hotel                                    0.74%
        Host Marriott Corp., 8.875%, Series E........      80,000        2,222,000        7.99
        Innkeepers USA, 8.00%, Series C..............     222,900        5,739,675        7.77
        LaSalle Hotel Properties, 10.25%,
          Series A...................................      50,000        1,370,000        9.34
                                                                    --------------
                                                                         9,331,675
                                                                    --------------
    Office                                    4.58%
        Alexandria Real Estate Equities, 8.375%,
          Series C...................................     374,250        9,906,397        7.90
        Brandywine Realty Trust, 7.375%, Series D....      27,500          691,625        7.32
        Brandywine Realty Trust, 7.50%, Series C.....     177,410        4,527,503        7.37
        Corporate Office Properties Trust, 8.00%,
          Series G...................................       8,400          222,600        7.55
        CRT Properties, 8.50%, Series A..............     111,900        2,946,327        8.09
        Equity Office Properties Trust, 7.75%,
          Series G...................................      24,600          664,200        7.19
        Highwoods Properties, 8.00%, Series B........     137,215        3,475,656        7.90
        Highwoods Properties, 8.00%, Series D........      60,089        1,512,440        7.95
        Kilroy Realty Corp., 7.80%, Series E.........      99,500        2,606,900        7.44
        Maguire Properties, 7.625%, Series A.........     590,400       15,114,240        7.46
        SL Green Realty Corp., 7.625%, Series C......     424,500       10,888,425        7.45
        SL Green Realty Corp., 7.875%, Series D......     211,200        5,480,640        7.59
                                                                    --------------
                                                                        58,036,953
                                                                    --------------
    Office/Industrial                           0.70%
        PS Business Parks, 7.00%, Series H...........      44,100        1,093,239        7.06
        PS Business Parks, 6.875%, Series I..........     246,900        6,098,430        6.96
        PS Business Parks, 7.95%, Series K...........      65,000        1,716,000        7.54
                                                                    --------------
                                                                         8,907,669
                                                                    --------------


                See accompanying notes to financial statements.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004



                                                                                       DIVIDEND
                                                         NUMBER         VALUE           YIELD
                                                       OF SHARES       (NOTE 1)      (UNAUDITED)a
                                                       ---------       --------      ------------
    Residential                               1.49%
      Apartment                              0.24%
        Apartment Investment & Management Co., 8.00%,
          Series V...................................      24,000   $      608,880        7.88%
        Colonial Properties Trust, 8.125%,
          Series D...................................       9,900          262,845        7.65
        Gables Residential Trust, 7.50%, Series D....      45,400        1,171,320        7.29
        Mid-America Apartment Communities, 8.30%,
          Series H...................................      38,100          990,600        8.00
                                                                    --------------
                                                                         3,033,645
                                                                    --------------
      Manufactured home                     1.25%
        Affordable Residential Communities, 8.25%,
          Series A...................................     607,100       15,833,168        7.90
                                                                    --------------
        Total Residential............................                   18,866,813
                                                                    --------------
    Self storage                               0.02%
        Public Storage, 8.00%, Series R..............       8,600          226,782        7.58
                                                                    --------------
    Shopping Center                          2.24%
      Community Center                      1.45%
        Developers Diversified Realty Corp., 8.00%,
          Series G...................................      26,500          708,875        7.48
        Developers Diversified Realty Corp., 7.50%,
          Series I...................................     300,700        7,788,130        7.26
        Kramont Realty Trust, 8.25%, Series E........     260,000        6,552,000        8.17
        Realty Income Corp., 7.375%, Series D........      26,700          695,268        7.07
        Saul Centers, 8.00%, Series A................      96,300        2,576,025        7.48
                                                                    --------------
                                                                        18,320,298
                                                                    --------------
      Regional Mall                          0.79%
        CBL & Associates Properties, 7.75%,
          Series C...................................     114,710        3,014,579        7.38
        Cedar Shopping Centers, 8.875%, Series A.....     137,500        3,627,250        8.42
        Mills Corp., 9.00%, Series C.................     109,400        3,041,320        8.09
        Mills Corp., 8.75%, Series E.................      12,400          351,664        7.72
                                                                    --------------
                                                                        10,034,813
                                                                    --------------
        Total Shopping Center........................                   28,355,111
                                                                    --------------
    Specialty                                 0.81%
        Capital Automotive REIT, 7.50%, Series A.....      50,300        1,292,710        7.32
        Capital Automotive REIT, 6.75% Series A......     150,000        3,750,000        6.76
        Capital Automotive REIT, 8.00%, Series B.....     200,000        5,251,000        7.62
                                                                    --------------
                                                                        10,293,710
                                                                    --------------
        Total Real Estate............................                  208,989,713


                See accompanying notes to financial statements.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004



                                                                                       DIVIDEND
                                                         NUMBER         VALUE           YIELD
                                                       OF SHARES       (NOTE 1)      (UNAUDITED)a
                                                       ---------       --------      ------------
    Utility                                    0.28%
      Electric -- Integrated                   0.24%
        Dominion Resources Capital Trust II, 8.40%,
          Series.....................................       6,800   $      183,260        7.79%
        Energy East Capital Trust I, 8.25%...........      48,200        1,293,206        7.68
        Northern States Power Company, 8.00%
          (PINES)....................................       9,500          258,970        7.34
        PSEG Funding Trust II, 8.75% Series..........       8,500          236,300        7.88
        Puget Sound Energy Capital Trust II, 8.40%
          (TOPrS)....................................      39,100        1,036,541        7.92
                                                                    --------------
                                                                         3,008,277
                                                                    --------------
      Gas -- Distribution                       0.04%
        AGL Capital Trust II, 8.00%..................       9,900          262,647        7.54
        Laclede Capital Trust I, 7.70% (TOPrS).......      10,000          276,200        6.99
                                                                    --------------
                                                                           538,847
                                                                    --------------
        Total Utility................................                    3,547,124
                                                                    --------------
            Total Preferred Securities -- $25 Par
              Value
              (Identified cost -- $222,452,021)......                  230,881,652
                                                                    --------------
Preferred Securities -- Capital Trust          3.81%
  Bank                                       0.29%
        Astoria Capital Trust I, 9.75%, due 11/1/29,
          Series B...................................   3,000,000        3,636,600        8.04
                                                                    --------------
  Diversified Financial Services               1.29%
        Old Mutual Capital Funding, 8.00%, due
          5/29/49 (Eurobond).........................  15,450,000       16,347,939        7.56
                                                                    --------------
  Electric -- Integrated                       0.36%
        DPL Capital Trust II, 8.125%, due 9/1/31.....   4,000,000        4,551,592        7.14
                                                                    --------------
  Food -- Dairy Products                       0.40%
        Dairy Farmers of America, 7.875%,
          Series 144Ac...............................      50,000        5,099,410        7.73
                                                                    --------------
  Insurance -- Multi-Line                       0.82%
        AFC Capital Trust I, 8.207%, due 2/3/27,
          Series B...................................  10,000,000       10,436,730        7.86
                                                                    --------------
  Oil Company -- Exploration and Production    0.24%
        Pemex Project Funding Master Trust, 7.75%,
          due 9/29/49................................   3,000,000        3,025,077        7.69
                                                                    --------------
  Real Estate                                 0.41%
        BF Saul Real Estate Investment Trust, 7.50%,
          due 3/1/14.................................   5,000,000        5,175,000        7.25
                                                                    --------------
        Total Preferred Securities -- Capital Trust
          (Identified cost -- $47,001,014)...........                   48,272,348
                                                                    --------------
Corporate Bond                               3.67%
  Automotive                                 0.38%
        Delphi Automotive Systems Corp., 7.125%, due
          5/1/29.....................................   2,000,000        1,885,596        7.56
        Ford Motor Co., 7.45%, due 7/16/31...........   3,000,000        3,025,935
                                                                    --------------
                                                                         4,911,531
                                                                    --------------


                See accompanying notes to financial statements.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004



                                                                                       DIVIDEND
                                                         NUMBER         VALUE           YIELD
                                                       OF SHARES       (NOTE 1)      (UNAUDITED)a
                                                       ---------       --------      ------------
  Cable Television                            1.14%
        CSC Holdings, 7.875%, due 2/15/18............   5,500,000   $    5,967,500        7.26%
        Cablevision Systems New York Group, 8.00%,
          due 4/15/12, 144A..........................   2,500,000        2,681,250        7.46
        Rogers Cable, 8.75%, due 5/01/32.............   5,195,000        5,792,425        7.85
                                                                    --------------
                                                                        14,441,175
                                                                    --------------
                                                                    --------------
  Finance -- Auto Loan                        0.41%
        General Motors Acceptance Corp., 8.00%, due
          11/1/31....................................   5,000,000        5,153,810        7.76
                                                                    --------------
  Insurance                                   0.66%
        Liberty Mutual Insurance, 7.697%, due
          10/15/97, 144A.............................   6,000,000        6,303,300        7.33
        Oil Casualty Insurance, 8.00%, due 9/15/34,
          144A.......................................   2,000,000        2,022,642        7.91
                                                                    --------------
                                                                         8,325,942
                                                                    --------------
                                                                    --------------
  Medical -- Hospital                           0.64%
        Columbia/HCA, 8.36%, due 4/15/24.............   2,000,000        2,189,694        7.64
        Columbia/HCA, 7.69%, due 6/15/25.............   3,450,000        3,545,141        7.48
        Columbia/HCA, 7.75%, due 7/15/36.............   2,325,000        2,359,433        7.64
                                                                    --------------
                                                                         8,094,268
                                                                    --------------
                                                                    --------------
  Telephone -- Integrated                       0.44%
        Citizens Communications Co., 9.00%, due
          8/15/31....................................   4,850,000        5,565,375        7.84
                                                                    --------------
            Total Corporate Bond
              (Identified cost -- $44,926,618).......                   46,492,101
                                                                    --------------



                                                                     PRINCIPAL        VALUE
                                                                      AMOUNT         (NOTE 1)
                                                                    -----------   --------------
Commercial paper                                         0.48%
        State Street Corp., 1.70%, due 1/03/05
          (Identified cost -- $6,122,422)........................     6,123,000        6,122,422
                                                                                  --------------
Total Investments
  (Identified cost -- $1,664,896,003).................   144.14%                   1,825,042,011
Other Assets in Excess of Liabilities.................     0.88%                      11,130,279
Liquidation Value of Auction Market Preferred Shares:
  Series M7, Series T7, Series W7, Series TH7,
  Series F7 (Equivalent to $25,000 per share based on
  3,360 shares outstanding per class), Series F28,
  Series T28 (Equivalent to $25,000 per share based
  on 3,000 shares outstanding per class)..............   (45.02)%                  (570,000,000)
Net Assets -- Common Stock (Equivalent to $21.51 per
  share based on 58,858,135 shares of capital stock
  outstanding)........................................   100.00%                  $1,266,172,290


                See accompanying notes to financial statements.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004



                      GLOSSARY OF PORTFOLIO ABBREVIATIONS

  ADR             American Depositary Receipt
  CBTCS           Corporate Backed Trust Certificates
  COPrS           Canadian Origin Preferred Securities
  PINES           Public Income Notes
  PPLUS           Preferred Plus Trust
  TOPrS           Trust Originated Preferred Securities
  TruPS           Trust Preferred Securities



---------


a Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades. The dividend yield has not been audited.


b Percentages indicated are based on the net assets applicable to common shares of the fund.


c The fund prices this security at fair value using procedures approved by the fund's board of directors.


                See accompanying notes to financial statements.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004



Assets:
    Investments in securities, at value (Identified
      cost -- $1,664,896,003) (Note 1)......................  $1,825,042,011
    Cash....................................................             816
    Dividends and interest receivable.......................       9,689,759
    Unrealized appreciation on interest rate swap
      transactions (Notes 1 and 6)..........................       5,042,515
    Receivable for investment securities sold...............          90,225
    Other assets............................................          51,651
                                                              --------------
        Total Assets........................................   1,839,916,977
                                                              --------------
Liabilities:
    Payable for dividends declared on common shares.........       1,120,118
    Payable to investment manager...........................       1,000,443
    Payable for dividends declared on preferred shares......         536,722
    Unrealized depreciation on interest rate swap
      transactions (Notes 1 and 6)..........................         473,040
    Payable for common offering costs.......................         207,743
    Payable for preferred offering costs....................          73,901
    Payable to administrator................................          73,130
    Payable for directors fees..............................           4,312
    Other liabilities.......................................         255,278
                                                              --------------
        Total Liabilities...................................       3,744,687
                                                              --------------
Liquidation Value of Preferred Shares:
    Auction market preferred shares, Series M7, ($25,000
      liquidation value, $0.001 par value, 3,360 shares
      issued and outstanding) (Notes 1 and 5)...............      84,000,000
    Auction market preferred shares, Series T7, ($25,000
      liquidation value, $0.001 par value, 3,360 shares
      issued and outstanding) (Notes 1 and 5)...............      84,000,000
    Auction market preferred shares, Series W7, ($25,000
      liquidation value, $0.001 par value, 3,360 shares
      issued and outstanding) (Notes 1 and 5)...............      84,000,000
    Auction market preferred shares, Series TH7, ($25,000
      liquidation value, $0.001 par value, 3,360 shares
      issued and outstanding) (Notes 1 and 5)...............      84,000,000
    Auction market preferred shares, Series F7, ($25,000
      liquidation value, $0.001 par value, 3,360 shares
      issued and outstanding) (Notes 1 and 5)...............      84,000,000
    Auction market preferred shares, Series F28, ($25,000
      liquidation value, $0.001 par value, 3,000 shares
      issued and outstanding) (Notes 1 and 5)...............      75,000,000
    Auction market preferred shares, Series T28, ($25,000
      liquidation value, $0.001 par value, 3,000 shares
      issued and outstanding) (Notes 1 and 5)...............      75,000,000
                                                              --------------
                                                                 570,000,000
                                                              --------------
Total Net Assets Applicable to Common Shares................  $1,266,172,290
                                                              --------------
                                                              --------------
Total Net Assets Applicable to Common Shares consist of:
    Common stock ($0.001 par value, 58,858,135 shares issued
      and outstanding) (Notes 1 and 5)......................  $1,101,938,311
    Distributions in excess of net investment income........        (457,693)
    Accumulated net realized loss on investments............         (23,811)
    Net unrealized appreciation on investments and interest
      rate swap transactions................................     164,715,483
                                                              --------------
                                                              $1,266,172,290
                                                              --------------
                                                              --------------
Net asset value per common share:
    ($1,266,172,290[div]58,858,135 shares outstanding)......  $        21.51
                                                              --------------
                                                              --------------
Market Price Per Common Share...............................  $        18.76
                                                              --------------
                                                              --------------
Market Price Premium/(Discount) to Net Asset Value Per
  Common Share..............................................          (12.78)%
                                                              --------------
                                                              --------------


                See accompanying notes to financial statements.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                            STATEMENT OF OPERATIONS
           FOR THE PERIOD JANUARY 30, 2004a THROUGH DECEMBER 31, 2004



Investment Income (Note 1):
    Dividend income (net of $9,246 of foreign withholding
      tax)..................................................  $ 65,670,699
    Interest income.........................................     4,998,171
                                                              ------------
        Total Income........................................    70,668,870
                                                              ------------
Expenses:
    Investment management fees (Note 2).....................    12,446,544
    Preferred remarketing fee...............................     1,105,738
    Administration fees (Note 2)............................       972,271
    Reports to shareholders.................................       228,622
    Custodian fees and expenses.............................       159,702
    Professional fees.......................................       126,381
    Directors' fees and expenses (Note 2)...................        48,947
    Transfer agent fees and expenses........................        20,271
    Miscellaneous...........................................       198,981
                                                              ------------
        Total Expenses......................................    15,307,457
    Reduction of Expenses (Note 2)..........................    (2,928,598)
                                                              ------------
        Net Expenses........................................    12,378,859
                                                              ------------
    Net Investment Income...................................    58,290,011
                                                              ------------
Net Realized and Unrealized Gain/(Loss) on Investments
  (Note 1):
    Net realized gain on investments........................     2,353,187
    Net realized loss on interest rate swap transactions....    (5,095,049)
    Net change in unrealized appreciation on investments....   160,146,008
    Net change in unrealized appreciation on interest rate
      swap transactions.....................................     4,569,475
                                                              ------------
    Net realized and unrealized gain/(loss) on
      investments...........................................   161,973,621
                                                              ------------
Net Increase Resulting from Operations......................   220,263,632
Less Dividends and Distributions to Preferred Shareholders
  from:
    Net Investment Income and net realized gain on
      investments...........................................    (7,648,356)
                                                              ------------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................  $212,615,276
                                                              ------------
                                                              ------------



---------
a Commencement of Operations


                See accompanying notes to financial statements.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
         STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES



                                                               FOR THE PERIOD
                                                              JANUARY 30, 2004a
                                                                   THROUGH
                                                              DECEMBER 31, 2004
                                                              -----------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
        Net investment income...............................   $   58,290,011
        Net realized loss on investments and interest rate
          swap transactions.................................       (2,741,862)
        Net change in unrealized appreciation on investments
          and interest rate swap transactions...............      164,715,483
                                                               --------------
            Net increase resulting from operations..........      220,263,632
                                                               --------------
    Less Dividends and Distributions to Preferred
      Shareholders from:
        Net investment income...............................       (7,343,713)
        Net realized gain on investments....................         (304,643)
                                                               --------------
            Total dividends and distributions to preferred
              shareholders..................................       (7,648,356)
                                                               --------------
        Net increase in net assets from operations
          applicable to common shares.......................      212,615,276
                                                               --------------
    Less Dividends and Distributions to Common Shareholders
      from:
        Net investment income...............................      (46,308,778)
        Net realized gain on investments....................       (2,072,519)
        Tax return of capital...............................      (13,412,617)
                                                               --------------
            Total dividends and distributions to common
              shareholders..................................      (61,793,914)
                                                               --------------
    Capital Stock Transactions (Note 5):
        Increase in net assets from common share
          transactions......................................    1,120,442,100
        Increase in net assets from shares issued to common
          shareholders for reinvestment of dividends........        1,329,853
        Decrease in net assets from underwriting commissions
          and offering expenses from issuance of preferred
          shares............................................       (6,521,300)
                                                               --------------
            Net increase in net assets from capital stock
              transactions..................................    1,115,250,653
                                                               --------------
            Total increase in net assets applicable to
              common shares.................................    1,266,072,015
    Net Assets Applicable to Common Shares:
        Beginning of period.................................          100,275
                                                               --------------
        End of periodb......................................   $1,266,172,290
                                                               --------------
                                                               --------------



---------
a Commencement of Operations



b Includes distributions in excess of net investment income of $457,693 at December 31, 2004.


                See accompanying notes to financial statements.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                              FINANCIAL HIGHLIGHTS



    The following table includes selected data for a common share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.



                                                               FOR THE PERIOD
                                                              JANUARY 30, 2004a
                                                                   THROUGH
                                                              DECEMBER 31, 2004
                                                              -----------------
PER SHARE OPERATING PERFORMANCE:

Net asset value per common share, beginning of period.......      $  19.10
                                                                  --------
Income from investment operations:
    Net investment income...................................          0.90
    Net realized and unrealized gain on investments.........          2.97
                                                                  --------
        Total income from investment operations.............          3.87
                                                                  --------
Less dividends and distributions to preferred shareholders
  from:
    Net investment income...................................         (0.12)
    Net realized gain on investments........................         (0.01)
                                                                  --------
        Total dividends and distributions to preferred
          shareholders......................................         (0.13)
                                                                  --------
        Total from investment operations applicable to
          common shares.....................................          3.74
                                                                  --------
Less Offering costs charged to paid-in capital -- common
  shares....................................................         (0.04)
    Offering costs charged to paid-in capital -- preferred
      shares................................................         (0.12)
    Dilutive effect of common share offering................         (0.12)
                                                                  --------
        Total offering and organization costs...............         (0.28)
                                                                  --------
Less Dividends and distributions to common shareholders
  from:
    Net investment income...................................         (0.79)
    Net realized gain on investments........................         (0.03)
    Tax return of capital...................................         (0.23)
                                                                  --------
        Total dividends and distributions to common
          shareholders......................................         (1.05)
                                                                  --------
Net increase in net asset value.............................          2.41
                                                                  --------
Net asset value, per common share, end of period............      $  21.51
                                                                  --------
                                                                  --------
Market value, per common share, end of period...............      $  18.76
                                                                  --------
                                                                  --------
Net asset value total returnb...............................         19.46%c
                                                                  --------
                                                                  --------
Market value returnb........................................         (0.50)%c
                                                                  --------
                                                                  --------



---------
 a Commencement of operations.



 b Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.



 c Not annualized.


                See accompanying notes to financial statements.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                               FOR THE PERIOD
                                                              JANUARY 30, 2004a
                                                                   THROUGH
                                                              DECEMBER 31, 2004
                                                              -----------------
RATIOS/SUPPLEMENTAL DATA:

Net assets applicable to common shares, end of period (in
  millions).................................................      $1,266.2
                                                                  --------
                                                                  --------
Ratio of expenses to average daily net assets applicable to
  common shares (before expense reduction)b.................          1.49%d
                                                                  --------
                                                                  --------
Ratio of expenses to average daily net assets applicable to
  common shares (net of expense reduction)b.................          1.21%d
                                                                  --------
                                                                  --------
Ratio of net investment income to average daily net assets
  applicable to common shares (before expense reduction)b...          5.40%d
                                                                  --------
                                                                  --------
Ratio of net investment income to average daily net assets
  applicable to common shares (net of expense reduction)b...          5.68%d
                                                                  --------
                                                                  --------
Ratio of expenses to average daily managed assets (before
  expense reduction)b,e.....................................          1.04%d
                                                                  --------
                                                                  --------
Ratio of expenses to average daily managed assets (net of
  expense reduction)b,e.....................................          0.84%d
                                                                  --------
                                                                  --------
Portfolio turnover rate.....................................         17.89%c
                                                                  --------
                                                                  --------
PREFERRED SHARES:

Liquidation value, end of period (in 000's).................      $570,000
                                                                  --------
                                                                  --------
Total shares outstanding (in 000's).........................            23
                                                                  --------
                                                                  --------
Asset coverage per share....................................      $ 80,534
                                                                  --------
                                                                  --------
Liquidation preference per share............................      $ 25,000
                                                                  --------
                                                                  --------
Average market value per sharef.............................      $ 25,000
                                                                  --------
                                                                  --------



---------
 a Commencement of operations.



 b Ratios do not reflect the effect of dividend payments to preferred shareholders.



 c Not annualized.



 d Annualized.



 e Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.



 f Based on weekly prices.


                See accompanying notes to financial statements.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS



NOTE 1. SIGNIFICANT ACCOUNTING POLICIES



    Cohen & Steers REIT and Utility Income Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on October 1, 2003 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The fund had no operations until December 10, 2003 when it sold 5,250 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on January 30, 2004.



    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of directors shall determine in good faith to reflect its fair market value.



    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sales price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.



    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotations Bureau or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. If there has been no sale on such day, the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the board of directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities. Any securities for which market quotations are not readily available shall be valued in accordance with the procedures approved by the board of directors.



    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.



    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund has adopted a policy of recording distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


consequently its net investment income) as an increase to unrealized to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.



    Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of taxable auction market preferred shares. The interest rate swaps are intended to reduce or eliminate the effect that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the auction market preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.



    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Dividends to shareholders are recorded on the ex-dividend date. A portion of the fund's distributions may consist of amounts derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.



    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from GAAP.



    Series M7, Series T7, Series W7, Series TH7, and Series F7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends for Series M7, Series T7, Series W7, Series TH7, and Series F7 preferred shares are accrued for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.



    Series T28 and Series F28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. Dividends for Series T28 and Series F28 preferred shares are accrued for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.



    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.



NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES



    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the investment manager to the fund, pursuant to an investment management agreement (the management agreement). The investment manager furnishes a continuous

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


investment program for the fund's portfolio, makes the day-to-day investment decisions for the fund and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the general supervision of the board of directors of the fund. The investment manager also performs certain administrative services for the fund.



    For the services under the management agreement, the fund pays the investment manager a management fee, computed daily and paid monthly at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares. For the period January 30, 2004 (commencement of operations) through December 31, 2004, the fund incurred investment management fees prior to fee waivers of $12,446,544.



    The investment manager has contractually agreed to waive its investment management fee in the amount of 0.20% of average daily managed asset value for the first five years of the fund's operations, 0.15% of average daily managed asset value in year six, 0.10% of average daily managed asset value in year seven and 0.05% of average daily managed asset value in year eight. As long as this expense cap continues, it may lower the fund's expenses and increase its total return. For the period ended January 30, 2004 (commencement of operations) through December 30, 2004, the investment manager waived management fees of $2,928,598.



    Administration Fees: Pursuant to an administration agreement, the investment manager also performs certain administrative and accounting functions for the fund and receives a fee equal to, on an annual basis, 0.06% of the fund's average daily managed assets up to $1 billion, 0.04% of the fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the fund's average daily managed assets in excess of $1.5 billion. For the period January 30, 2004 (commencement of operations) through December 31, 2004, the fund incurred $753,242 in administration fees.



    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the investment manager. None of the directors and officers so affiliated received compensation for their services. For the period January 30, 2004 (commencement of operations) through December 31, 2004, fees and related expenses accrued for nonaffiliated directors totaled $48,947.



    Other: During the period, the fund may have purchased securities in which an affiliate of the investment manager served as placement agent for the issuer.



NOTE 3. PURCHASES AND SALES OF SECURITIES



    Purchases and sales of securities, excluding short-term investments, for the period January 30, 2004 (commencement of operations) through December 31, 2004, totaled $1,939,373,830 and $264,709,633, respectively.



NOTE 4. INCOME TAXES



    The fund had a return of capital of $13,412,617 ($0.23 per common share) for the period January 30, 2004 (commencement of operations) through December 31, 2004 which has been deducted from paid-in capital. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically treated as ordinary income for tax purposes.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


    For the period January 30, 2004 (commencement of operations) through December 31, 2004 the dividends and distributions to shareholders are characterized for tax purposes as follows:



                                                               FOR THE PERIOD
                                                              JANUARY 30, 2004
                                                              (COMMENCEMENT OF
                                                                 OPERATIONS)
                                                                   THROUGH
                                                              DECEMBER 31, 2004
                                                              -----------------
Preferred shareholders:
    Ordinary income.........................................     $7,343,713a
    Long-term capital gains.................................         304,643
                                                                 -----------
        Total dividends and distributions to preferred
          shareholders......................................     $ 7,648,356
                                                                 -----------
                                                                 -----------
Common shareholders:
    Ordinary income.........................................     $46,308,778
    Long-term capital gains.................................       2,072,519
    Tax return of capital...................................      13,412,617
                                                                 -----------
        Total dividends and distributions to common
          shareholders......................................     $61,793,914
                                                                 -----------
                                                                 -----------



---------



a Under federal income tax rules, the tax character of $536,722 will be determined based upon 2005 earnings and profits.



    At December 31, 2004, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:



Aggregate cost..............................................  $1,664,919,814
                                                              --------------
                                                              --------------
Gross unrealized appreciation...............................  $  161,944,070
Gross unrealized depreciation...............................      (1,821,873)
                                                              --------------
Net unrealized appreciation on investments..................     160,122,197
Net unrealized appreciation on interest rate swap
  transactions..............................................       4,648,505
                                                              --------------
Net unrealized appreciation.................................  $  164,770,702
                                                              --------------
                                                              --------------



    Differences between book and tax basis unrealized appreciation are primarily due to wash sales on portfolio securities and differing treatment of swap income/expense.



    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of interest rate swap payments and wash sales on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the period January 30, 2004 (commencement of operations) through December 31, 2004 the fund decreased undistributed net investment income by $5,095,213 and increased accumulated net realized gain on investments by $5,095,213, relating primarily to differing treatment of interest rate swap income/expense.



    For the year ended December 31, 2004, the Fund did not have any undistributed oridinary income or capital gains.



NOTE 5. CAPITAL STOCK



    The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share. At December 31, 2004 Cohen & Steers Capital Management, Inc. owned approximately 5,500 shares.



    On January 30, 2004, the fund completed the initial public offering of 52,500,000 shares of common stock. Proceeds paid to the fund amounted to $1,000,650,000 after deduction of underwriting commissions and offering expenses of $49,350,000.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



    On February 13, 2004, the fund completed a subsequent offering of 3,500,000 shares of common stock. Proceeds paid to the fund amounted to $66,710,000 after deduction of underwriting commissions and offering expenses of $3,290,000.



    On March 9, 2004, the fund completed a subsequent offering of 2,000,000 shares of common stock. Proceeds paid to the fund amounted to $38,120,000 after deduction of underwriting commissions and offering expenses of $1,880,000.



    On March 12, 2004, the fund completed a subsequent offering of 785,000 shares of common stock. Proceeds paid to the fund amounted to $14,962,100 after deduction of underwriting commissions and offering expenses of $737,900.



    During the period January 30, 2004 (commencement of operations) through December 31, 2004, the fund issued 67,885 shares of common stock for the reinvestment of dividends.



    On March 23, 2004, the fund issued 3,360 taxable auction market preferred shares, Series M7 (par value $0.001), 3,360 taxable auction market preferred shares, Series T7 (par value $0.001), 3,360 taxable auction market preferred shares, Series W7 (par value $0.001), 3,360 taxable auction market preferred shares, Series TH7 (par value $0.001), 3,360 taxable auction market preferred shares, Series F7 (par value $0.001), 3,000 taxable auction market preferred shares, Series T28 (par value $0.001), and 3,000 taxable auction market preferred shares, Series F28 (par value $0.001) (together referred to as preferred shares). Proceeds paid to the fund amounted to $563,478,700 after deduction of underwriting commissions and offering expenses of $6,521,300. These issues have received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.



    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, all of the forgoing as defined in the article supplementary of the fund, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.



    The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of the holders a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the taxable auction market preferred shares and (2) any matter that materially and adversely affects the rights, preferences, or powers of that series.



NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS



    The fund has entered into interest rate swap agreements with Merrill Lynch Derivative Products AG, Royal Bank of Canada, and UBS AG. Under the agreements the fund receives a

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



floating rate and pays a respective fixed rate. Details of the swaps at December 31, 2004 are as follows:



                                                                                                   UNREALIZED
                                 NOTIONAL                   FLOATING RATEa                       APPRECIATION/
        COUNTERPARTY              AMOUNT      FIXED RATE   (RESET MONTHLY)    TERMINATION DATE   (DEPRECIATION)
-----------------------------   -----------   ----------   ----------------   ----------------   --------------
Merrill Lynch Derivative
  Products AG................   $46,000,000    3.2275%          2.4175%        March 29, 2008      $  570,602
Merrill Lynch Derivative
  Products AG................   $46,000,000    3.4150%          2.4175%        March 29, 2009         713,942
Merrill Lynch Derivative
  Products AG................   $46,000,000    3.4610%          2.4175%        March 29, 2010       1,123,884
Merrill Lynch Derivative
  Products AG................   $34,000,000     3.535%          2.4150%        April 23, 2008         103,826
Royal Bank of Canada.........   $68,000,000     2.990%          2.4175%        March 26, 2009       2,196,872
UBS AG.......................   $30,000,000     3.220%          2.3400%           May 7, 2007         132,629
UBS AG.......................   $34,000,000     3.440%          2.4100%        April 19, 2008         200,760
UBS AG.......................   $34,000,000     4.060%          2.4100%        April 19, 2010        (151,853)
UBS AG.......................   $34,000,000    4.1725%          2.4175%        April 28, 2010        (321,187)
                                                                                                   ----------
                                                                                                   $4,569,475
                                                                                                   ----------
                                                                                                   ----------



---------



a Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at
  December 31, 2004.



NOTE 7. SUBSEQUENT EVENT



    On January 18, 2005, the fund issued 3,000 auction market preferred shares, Series W28 (par value $0.001). Proceeds paid to the fund amounted to $73,865,172 after deduction of underwriting commissions and offering expenses of $1,134,828. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                            SCHEDULE OF INVESTMENTS
                         NOVEMBER 30, 2005 (UNAUDITED)



                                                                NUMBER
                                                              OF SHARES        VALUE
                                                              ----------   --------------
Common Stock                                         119.7%
  Real Estate                                         56.9%
    Diversified                                        5.2%
        Colonial Properties Trust...........................      78,500   $    3,448,505
        Digital Realty Trust................................      69,300        1,557,864
        iStar Financial.....................................     864,700       32,132,252
        Lexington Corporate Properties Trust................     820,400       17,466,316
        Spirit Finance Corp.................................   1,008,200       11,594,300
                                                                           --------------
                                                                               66,199,237
                                                                           --------------
    Health Care                                        8.2%
        Health Care Property Investors......................     725,300       19,053,631
        Health Care REIT....................................     467,500       16,082,000
        Healthcare Realty Trust.............................     258,000        9,035,160
        Medical Properties Trust............................      24,100          220,274
        Nationwide Health Properties........................   2,113,900       48,091,225
        Ventas..............................................     400,000       12,612,000
                                                                           --------------
                                                                              105,094,290
                                                                           --------------
    Hotel                                              4.3%
        DiamondRock Hospitality Co..........................     253,700        3,044,400
        Hospitality Properties Trust........................   1,134,900       46,746,531
        Strategic Hotel Capital.............................     256,900        4,744,943
                                                                           --------------
                                                                               54,535,874
                                                                           --------------
    Industrial                                         2.3%
        First Industrial Realty Trust.......................     728,200       29,601,330
                                                                           --------------
    Mortgage                                           2.5%
        Newcastle Investment Corp...........................   1,164,400       31,590,172
                                                                           --------------
    Office                                            18.8%
        American Financial Realty Trust.....................     762,100        9,526,250
        Arden Realty........................................     816,300       37,125,324
        Brandywine Realty Trust.............................     356,200       10,322,676
        CarrAmerica Realty Corp.............................     144,100        5,086,730
        Equity Office Properties Trust......................   2,762,600       86,137,868
        Glenborough Realty Trust............................      60,400        1,145,788
        Highwoods Properties................................     175,400        5,056,782
        HRPT Properties Trust...............................   3,089,700       33,801,318
        Mack-Cali Realty Corp...............................     170,500        7,530,985
        Prentiss Properties Trust...........................     517,300       21,209,300
        Reckson Associates Realty Corp......................     600,100       22,041,673
                                                                           --------------
                                                                              238,984,694
                                                                           --------------
    Residential                                        6.5%
      Apartment                                        6.3%
        Apartment Investment & Management Co................     363,600       14,082,228
        Education Realty Trust..............................     487,900        6,093,871
        GMH Communities Trust...............................     524,100        7,898,187
        Home Properties.....................................     615,400       25,619,102
        Mid-America Apartment Communities...................     188,700        9,165,159
        Town & Country Trust................................     600,000       17,400,000
                                                                           --------------
                                                                               80,258,547
                                                                           --------------


                See accompanying notes to financial statements.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         NOVEMBER 30, 2005 (UNAUDITED)



                                                                NUMBER
                                                              OF SHARES        VALUE
                                                              ----------   --------------
      Manufactured Home                                0.2%
        Sun Communities.....................................      75,000   $    2,295,000
                                                                           --------------
        Total Residential...................................                   82,553,547
                                                                           --------------
    Self Storage                                       2.4%
        Extra Space Storage.................................     708,800       10,802,112
        Sovran Self Storage.................................     154,900        7,683,040
        U-Store-It Trust....................................     557,500       11,830,150
                                                                           --------------
                                                                               30,315,302
                                                                           --------------
    Shopping Center                                    6.7%
      Community Center                                 2.9%
        Cedar Shopping Centers..............................     522,000        7,177,500
        Heritage Property Investment Trust..................     250,000        8,412,500
        Inland Real Estate Corp.............................     354,000        5,267,520
        New Plan Excel Realty Trust.........................     682,500       16,298,100
                                                                           --------------
                                                                               37,155,620
                                                                           --------------
      Free Standing                                    2.4%
        Commercial Net Lease Realty.........................   1,500,300       30,396,078
                                                                           --------------
      Regional Mall                                    1.4%
        Glimcher Realty Trust...............................     305,500        7,845,240
        Mills Corp..........................................     224,000        9,609,600
                                                                           --------------
                                                                               17,454,840
                                                                           --------------
        Total Shopping Center...............................                   85,006,538
                                                                           --------------
        Total Real Estate...................................                  723,880,984
                                                                           --------------
  Telecommunication Services                           0.9%
        Fairpoint Communications............................     986,000       11,782,700
                                                                           --------------
  Telephone -- Integrated                              0.3%
        Citizens Communications Co..........................     310,100        4,046,805
                                                                           --------------
  Transport -- Marine                                  0.2%
        Teekay LNG Partners LP..............................      69,300        1,942,479
                                                                           --------------
  Utilities                                           60.6%
    Electric -- Distribution                           7.1%
        Consolidated Edison.................................   1,259,500       57,357,630
        Energy East Corp....................................      92,100        2,159,745
        NSTAR...............................................     341,374        9,589,195
        Pepco Holdings......................................     990,800       21,470,636
                                                                           --------------
                                                                               90,577,206
                                                                           --------------


                See accompanying notes to financial statements.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         NOVEMBER 30, 2005 (UNAUDITED)



                                                                NUMBER
                                                              OF SHARES        VALUE
                                                              ----------   --------------
    Electric -- Integrated                            50.5%
        Ameren Corp.........................................   1,115,800   $   58,534,868
        American Electric Power Co..........................      23,300          851,382
        CINergy Corp........................................   1,431,500       58,806,020
        Cleco Corp..........................................     243,500        5,376,480
        Dominion Resources..................................     182,700       13,876,065
        DPL.................................................     112,900        2,884,595
        DTE Energy Co.......................................   1,221,200       53,293,168
        Duke Energy Corp....................................   1,950,000       52,377,000
        E.ON AG (ADR).......................................     303,500        9,605,775
        Edison International................................     485,000       21,883,200
        Entergy Corp........................................     419,500       29,365,000
        Exelon Corp.........................................     815,400       42,433,416
        FirstEnergy Corp....................................     382,300       17,952,808
        FPL Group...........................................     224,600        9,520,794
        Hawaiian Electric Industries........................     338,900        8,960,516
        PG&E Corp...........................................     805,000       29,607,900
        Pinnacle West Capital Corp..........................     397,500       16,492,275
        PPL Corp............................................     459,000       13,494,600
        Progress Energy.....................................   1,091,900       48,895,282
        Public Service Enterprise Group.....................     952,500       59,740,800
        SCANA Corp..........................................      70,500        2,793,210
        Southern Co.........................................   1,794,200       62,276,682
        Xcel Energy.........................................   1,286,200       23,807,562
                                                                           --------------
                                                                              642,829,398
                                                                           --------------
    Electric -- Transmission                           0.5%
        ITC Holdings Corp...................................     213,300        5,891,346
                                                                           --------------
    Gas -- Distribution                                0.3%
        AGL Resources.......................................      50,000        1,768,500
        NiSource............................................     103,800        2,234,814
                                                                           --------------
                                                                                4,003,314
                                                                           --------------
    Gas -- Integrated                                  1.9%
        KeySpan Corp........................................     719,800       24,156,488
                                                                           --------------
    Pipelines                                          0.3%
        Kinder Morgan.......................................      20,000        1,812,000
        Williams Partners LP................................      55,900        1,882,153
                                                                           --------------
                                                                                3,694,153
                                                                           --------------
        Total Utilities.....................................                  771,151,905
                                                                           --------------
  Utility -- Foreign                                   0.8%
    Electric -- Integrated
        RWE AG..............................................      71,700        4,962,166
        Scottish and Southern Energy PLC....................     274,905        4,663,742
                                                                           --------------
                                                                                9,625,908
                                                                           --------------
            Total Common Stock
              (Identified cost -- $1,368,557,429)...........                1,522,430,781
                                                                           --------------


                See accompanying notes to financial statements.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         NOVEMBER 30, 2005 (UNAUDITED)



                                                                NUMBER
                                                              OF SHARES        VALUE
                                                              ----------   --------------
Preferred Securities -- $25 Par Value                 16.3%
  Bank                                                 0.1%
        Colonial Capital Trust IV, 7.875%, due 10/1/33......      56,300   $    1,536,990
        Zions Capital Trust, 8.00%, Series B................      10,000          260,000
                                                                           --------------
                                                                                1,796,990
                                                                           --------------
  Bank -- Foreign                                      0.1%
        Northern Rock PLC, 8.00%, Series A..................      45,531        1,158,491
                                                                           --------------
  Finance                                              0.5%
        HSBC USA, 4.9175%, Series G.........................      76,500        1,951,515
        MBNA Capital, 8.125%, Series D (TruPS)..............     105,142        2,756,823
        MBNA Capital, 8.10%, due 2/15/33, Series E
          (TOPrS)...........................................      64,000        1,685,760
                                                                           --------------
                                                                                6,394,098
                                                                           --------------
  Insurance -- Property/Casualty                       0.1%
        St Paul Capital Trust I, 7.60%, (TruPS).............      24,300          620,622
                                                                           --------------
  Media                                                0.4%
        Liberty Media Corp., 8.75%, due 2/1/30, (CBTCS).....      32,100          793,833
        Liberty Media Corp., 8.75%, (PPLUS).................      54,000        1,301,400
        Shaw Communications, 8.50%, Series B (COPrS)........     139,000        3,523,650
                                                                           --------------
                                                                                5,618,883
                                                                           --------------
  Real Estate                                         14.8%
    Diversified                                        2.8%
        Bedford Property Investors, 7.625%, Series B........     253,050        6,300,945
        Forest City Enterprises, 7.375%, Class A............     519,000       12,923,100
        iStar Financial, 7.875%, Series E...................     258,000        6,475,800
        iStar Financial, 7.65%, Series G....................      77,000        1,910,370
        iStar Financial, 7.50%, Series I....................     250,000        6,162,500
        Lexington Corporate Properties Trust, 8.05%,
          Series B..........................................      50,000        1,282,500
                                                                           --------------
                                                                               35,055,215
                                                                           --------------
    Health Care                                        2.9%
        Health Care REIT, 7.875%, Series D..................      63,536        1,613,814
        Health Care REIT, 7.625%, Series F..................     305,600        7,676,672
        LTC Properties, 8.00%, Series F.....................     600,000       15,243,000
        Omega Healthcare Investors, 8.375%, Series D........     500,000       12,677,500
                                                                           --------------
                                                                               37,210,986
                                                                           --------------
    Hotel                                              0.9%
        Highland Hospitality Corp., 7.875%, Series A........     110,000        2,632,300
        Host Marriott Corp., 8.875%, Series E...............      80,000        2,188,000
        Innkeepers USA Trust, 8.00%, Series C...............     222,900        5,583,645
        LaSalle Hotel Properties, 10.25%, Series A..........      50,000        1,310,000
                                                                           --------------
                                                                               11,713,945
                                                                           --------------


                See accompanying notes to financial statements.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         NOVEMBER 30, 2005 (UNAUDITED)



                                                                NUMBER
                                                              OF SHARES        VALUE
                                                              ----------   --------------
    Office                                             4.2%
        Alexandria Real Estate Equities, 8.375%,
          Series C..........................................     374,250   $    9,809,092
        Brandywine Realty Trust, 7.50%, Series C............     177,410        4,481,377
        Brandywine Realty Trust, 7.375%, Series D...........      27,500          682,000
        Corporate Office Properties Trust, 8.00%,
          Series G..........................................       8,000          203,600
        DRA CRT Acquisition Corp., 8.50%, Series A..........      86,900        1,746,690
        Equity Office Properties Trust, 7.75%, Series G.....      24,600          626,070
        Highwoods Properties, 8.00%, Series B...............     113,351        2,820,173
        Kilroy Realty Corp., 7.80%, Series E................      99,500        2,510,385
        Maguire Properties, 7.625%, Series Aa...............     590,400       14,582,880
        SL Green Realty Corp., 7.625%, Series C.............     424,500       10,654,950
        SL Green Realty Corp., 7.875%, Series D.............     211,200        5,368,704
                                                                           --------------
                                                                               53,485,921
                                                                           --------------
    Office/Industrial                                  0.7%
        PS Business Parks, 7.00%, Series H..................      44,100        1,071,630
        PS Business Parks, 6.875%, Series I.................     246,900        5,814,495
        PS Business Parks, 7.95%, Series K..................      65,000        1,693,250
                                                                           --------------
                                                                                8,579,375
                                                                           --------------
    Residential                                        1.0%
      Apartment                                        0.2%
        Apartment Investment & Management Co., 9.375%,
          Series G..........................................      20,000          524,800
        Apartment Investment & Management Co., 8.00%,
          Series V..........................................      47,200        1,184,720
        Apartment Investment & Management Co., 7.875%,
          Series Y..........................................       5,000          125,000
        Colonial Properties Trust, 8.125%, Series D.........       9,900          251,658
        Mid-America Apartment Communities, 8.30%,
          Series H..........................................      38,100          990,219
                                                                           --------------
                                                                                3,076,397
                                                                           --------------
      Manufactured Home                                0.8%
        Affordable Residential Communities, 8.25%,
          Series A..........................................     503,500        9,611,815
                                                                           --------------
        Total Residential...................................                   12,688,212
                                                                           --------------
    Self Storage                                       0.0%
        Public Storage, 8.00%, Series R.....................       8,600          220,504
    Shopping Center                                    1.8%
      Community Center                                 0.9%
        Developers Diversified Realty Corp., 8.00%,
          Series G..........................................      26,500          670,450
        Developers Diversified Realty Corp., 7.50%,
          Series I..........................................     300,700        7,622,745
        Saul Centers, 8.00%, Series A.......................      96,300        2,532,690
                                                                           --------------
                                                                               10,825,885
                                                                           --------------
      Regional Mall                                    0.9%
        CBL & Associates Properties, 7.75%, Series C........     114,710        2,902,163
        CBL & Associates Properties, 7.375%, Series D.......      60,000        1,485,000
        Cedar Shopping Centers, 8.875%, Series A............     137,500        3,643,750
        Mills Corp., 9.00%, Series C........................     109,400        2,792,982
        Mills Corp., 8.75%, Series E........................      12,400          314,464
        Mills Corp., 7.875%, Series G.......................      26,800          663,300
                                                                           --------------
                                                                               11,801,659
                                                                           --------------
        Total Shopping Center...............................                   22,627,544
                                                                           --------------


                See accompanying notes to financial statements.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         NOVEMBER 30, 2005 (UNAUDITED)



                                                                NUMBER
                                                              OF SHARES        VALUE
                                                              ----------   --------------
    Specialty                                          0.5%
        Capital Automotive REIT, 7.50%, Series A............      50,300   $    1,219,775
        Capital Automotive REIT, 8.00%, Series B............     199,575        4,864,641
                                                                           --------------
                                                                                6,084,416
                                                                           --------------
        Total Real Estate...................................                  187,666,118
                                                                           --------------
  Telecommunication Services                           0.0%
        United States Cellular Corp., 7.50%, due 6/15/34....       4,300          109,091
                                                                           --------------
  Telephone -- Integrated                              0.2%
        Telephone & Data Systems, 6.625%, due 3/31/45.......      31,200          747,240
        Telephone & Data Systems, 7.60%, due 12/1/41,
          Series A..........................................      49,900        1,248,997
                                                                           --------------
                                                                                1,996,237
                                                                           --------------
  Utility -- Electric -- Integrated                    0.1%
        Energy East Capital Trust I, 8.25%, due 7/31/31.....      48,200        1,228,136
        Northern States Power Co., 8.00%, due 7/1/42,
          (PINES)...........................................       9,500          247,950
        PSEG Funding Trust II, 8.75%, due 12/31/32..........       8,500          226,950
                                                                           --------------
                                                                                1,703,036
                                                                           --------------
            Total Preferred Securities -- $25 Par Value
              (Identified cost -- $208,089,476).............                  207,063,566
                                                                           --------------
Preferred Securities -- Capital Trust                  4.7%
  Bank                                                 0.3%
        Astoria Capital Trust I, 9.75%, due 11/1/29,
          Series B..........................................   3,000,000        3,477,900
                                                                           --------------
  Diversified Financial Services                       1.3%
        Old Mutual Capital Funding, 8.00%, due 5/29/49
          (Eurobond)........................................  15,450,000       16,200,345
                                                                           --------------
  Electric -- Integrated                               0.4%
        DPL Capital Trust II, 8.125%, due 9/1/31............   4,000,000        4,700,000
                                                                           --------------
  Food                                                 0.8%
        Dairy Farmers of America, 7.875%, 144Ab,c...........      50,000        4,934,875
        Gruma S.A., 7.75%, due 12/29/49, 144Ac..............   5,000,000        5,093,750
                                                                           --------------
                                                                               10,028,625
                                                                           --------------
  Insurance                                            0.9%
    Multi-Line                                         0.8%
        AFC Capital Trust I, 8.207%, due 2/3/27,
          Series Bb.........................................  10,000,000       10,008,190
                                                                           --------------
    Reinsurance -- Foreign                             0.1%
        Axis Capital Holdings Ltd., 7.50%, Series B.........      20,000        2,000,000
                                                                           --------------
        Total Insurance.....................................                   12,008,190
                                                                           --------------
  Oil -- Exploration and Production                    0.5%
        Pemex Project Funding Master Trust, 7.75%...........   6,000,000        6,166,440
                                                                           --------------
  Real Estate                                          0.4%
        BF Saul REIT, 7.50%, due 3/1/14.....................   5,000,000        5,137,500
                                                                           --------------
  Retail                                               0.1%
        JC Penney Co., 7.625%, due 3/1/97...................   2,000,000        1,990,000
                                                                           --------------
            Total Preferred Securities -- Capital Trust
              (Identified cost -- $58,938,506)..............                   59,709,000
                                                                           --------------


                See accompanying notes to financial statements.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         NOVEMBER 30, 2005 (UNAUDITED)



                                                                     PRINCIPAL        VALUE
                                                                      AMOUNT         (NOTE 1)
                                                                    -----------   --------------
Corporate Bond                                           6.2%
  Cable Television                                         1.7%
        Cablevision Systems Corp., 8.00%, due 4/15/12............   $ 8,200,000   $    7,872,000
        CSC Holdings, 7.875%, due 2/15/18........................     2,000,000        1,945,000
        Rogers Cable, 8.75%, due 5/1/32..........................    10,430,000       11,838,050
                                                                                  --------------
                                                                                      21,655,050
                                                                                  --------------
  Diversified Services                                       0.5%
        Liberty Media Corp., 8.25%, due 2/1/30...................     6,600,000        6,300,994
                                                                                  --------------
  Electric -- Integrated                                    0.4%
        TXU Corp., 6.55%, due 11/15/34, Series R.................     5,500,000        5,124,801
                                                                                  --------------
  Insurance                                                0.7%
        Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Ac....     6,000,000        6,218,682
        Oil Casualty Insurance, 8.00%, due 9/15/34, 144Ac........     2,000,000        2,016,068
                                                                                  --------------
                                                                                       8,234,750
                                                                                  --------------
  Medical -- Hospitals                                       1.3%
        Columbia/HCA, 7.50%, due 11/15/95........................     9,600,000        9,045,571
        Columbia/HCA, 7.69%, due 6/15/25.........................     2,450,000        2,496,401
        Columbia/HCA, 7.75%, due 7/15/36.........................     2,325,000        2,390,990
        Columbia/HCA, 8.36%, due 4/15/24.........................     2,000,000        2,137,890
                                                                                  --------------
                                                                                      16,070,852
                                                                                  --------------
  Oil -- Exploration and Production                          0.7%
        Kerr-McGee Corp., 7.875%, due 9/15/31....................     8,000,000        9,314,272
                                                                                  --------------
Telephone -- Integrated                                      0.9%
        Citizens Communications Co., 9.00%, due 8/15/31..........    11,550,000       11,607,750
                                                                                  --------------
            Total Corporate Bond
              (Identified cost -- $78,667,989)...................                     78,308,469
                                                                                  --------------
Commercial Paper                                         2.3%
        New Center Asset Trust, 2.99%, due 12/1/05
          (Identified cost -- $29,147,000).......................    29,147,000       29,147,000
                                                                                  --------------
Total Investments (Identified
  cost -- $1,743,400,400).............................    149.2%                   1,896,658,816
Other Assets in Excess of Liabilities.................      1.5%                      19,808,063
Liquidation Value of Preferred Shares.................    (50.7)%                   (645,000,000)
                                                          -----                    -------------
Net Assets Applicable to Common Shares (Equivalent to
  $21.60 per share based on 58,858,135 shares of
  common stock outstanding)...........................    100.0%                  $1,271,466,879
                                                          =====                   ==============



                      GLOSSARY OF PORTFOLIO ABBREVIATIONS

  ADR             American Depositary Receipt
  CBTCS           Corporate Backed Trust Certificates
  COPrS           Canadian Origin Preferred Securities
  PINES           Public Income Notes
  PPLUS           Preferred Plus Trust
  REIT            Real Estate Investment Trust
  TOPrS           Trust Originated Preferred Securities
  TruPS           Trust Preferred Securities



---------


Note: Percentages indicated are based on the net assets applicable to common shares of the fund.


a 40,100 segregated as collateral for the interest rate swap transactions.


b Fair valued security. Total fair valued securities equals 1.2% of net assets applicable to common shares.


c Resale is restricted to qualified institutional investors; aggregate holdings equal 1.4% of net assets applicable to common shares.


                See accompanying notes to financial statements.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                         NOVEMBER 30, 2005 (UNAUDITED)



Assets:
    Investments in securities, at value (Identified
      cost -- $1,743,400,400)...............................  $1,896,658,816
    Unrealized appreciation on interest rate swap
      transactions..........................................      14,168,599
    Dividends and interest receivable.......................       7,700,225
    Receivable for investment securities sold...............       1,251,774
    Other assets............................................          59,769
                                                              --------------
        Total Assets........................................   1,919,839,183
                                                              --------------
Liabilities:
    Payable for dividends declared on preferred shares......       1,081,677
    Payable to investment manager...........................       1,015,290
    Payable for dividends declared on common shares.........         912,127
    Payable for investment securities purchased.............          93,381
    Payable to administrator................................          72,332
    Payable for directors' fees.............................           5,301
    Other liabilities.......................................         192,196
                                                              --------------
        Total Liabilities...................................       3,372,304
                                                              --------------
Liquidation Value of Preferred Shares:
    Auction market preferred shares, Series M7, ($25,000
      liquidation value, $0.001 par value, 3,360 shares
      issued and outstanding)...............................      84,000,000
    Auction market preferred shares, Series T7, ($25,000
      liquidation value, $0.001 par value, 3,360 shares
      issued and outstanding)...............................      84,000,000
    Auction market preferred shares, Series W7, ($25,000
      liquidation value, $0.001 par value, 3,360 shares
      issued and outstanding)...............................      84,000,000
    Auction market preferred shares, Series TH7, ($25,000
      liquidation value, $0.001 par value, 3,360 shares
      issued and outstanding)...............................      84,000,000
    Auction market preferred shares, Series F7, ($25,000
      liquidation value, $0.001 par value, 3,360 shares
      issued and outstanding)...............................      84,000,000
    Auction market preferred shares, Series F28, ($25,000
      liquidation value, $0.001 par value, 3,000 shares
      issued and outstanding)...............................      75,000,000
    Auction market preferred shares, Series T28, ($25,000
      liquidation value, $0.001 par value, 3,000 shares
      issued and outstanding)...............................      75,000,000
    Auction market preferred shares, Series W28, ($25,000
      liquidation value, $0.001 par value, 3,000 shares
      issued and outstanding)...............................      75,000,000
                                                              --------------
                                                                 645,000,000
                                                              --------------
Total Net Assets Applicable to Common Shares................  $1,271,466,879
                                                              --------------
                                                              --------------
Total Net Assets Applicable to Common Shares consist of:
    Common stock ($0.001 par value, 58,858,135 shares issued
      and outstanding)......................................  $1,101,007,330
    Dividends in excess of net investment income............     (31,612,623)
    Accumulated undistributed net realized gain.............      34,645,886
    Net unrealized appreciation.............................  167,426,286...
                                                              --------------
                                                              $1,271,466,879
                                                              --------------
                                                              --------------
Net Asset Value Per Common Share:
    ($1,271,466,879[div]58,858,135 shares outstanding)......  $        21.60
                                                              --------------
                                                              --------------
Market Price Per Common Share...............................  $        18.05
                                                              --------------
                                                              --------------
Market Price Discount to Net Asset Value Per Common Share...          (16.44)%
                                                              --------------
                                                              --------------


                See accompanying notes to financial statements.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                            STATEMENT OF OPERATIONS
           FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 2005 (UNAUDITED)



Investment Income:
    Dividend income (net of $177,088 of foreign withholding
      tax)..................................................  $67,399,642
    Interest income.........................................    8,191,249
                                                              -----------
        Total Income........................................   75,590,891
                                                              -----------
Expenses:
    Investment management fees..............................   14,833,974
    Preferred remarketing fee...............................    1,477,593
    Administration fees.....................................    1,033,224
    Reports to shareholders.................................      332,237
    Professional fees.......................................      144,664
    Custodian fees and expenses.............................      129,545
    Directors' fees and expenses............................       47,976
    Transfer agent fees and expenses........................       11,478
    Miscellaneous...........................................      186,542
                                                              -----------
        Total Expenses......................................   18,197,233
    Reduction of Expenses...................................   (3,490,347)
                                                              -----------
        Net Expenses........................................   14,706,886
                                                              -----------
    Net Investment Income...................................   60,884,005
                                                              -----------
Net Realized and Unrealized Gain (Loss) on Investments:
    Net realized gain on investments........................   35,607,414
    Net realized loss on foreign currency transactions......      (50,723)
    Net realized loss on interest rate swap transactions....     (886,994)
    Net change in unrealized appreciation on investments....   (6,887,592)
    Net change in unrealized appreciation on interest rate
      swap transactions.....................................    9,599,124
    Net change in unrealized depreciation on foreign
      currency translations.................................         (729)
                                                              -----------
    Net realized and unrealized gain on investments.........   37,380,500
                                                              -----------
Net Increase Resulting from Operations......................   98,264,505
Less Dividends and Distributions to Preferred Shareholders
  from Net Investment Income................................  (19,349,138)
                                                              -----------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................  $78,915,367
                                                              -----------
                                                              -----------


                See accompanying notes to financial statements.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
   STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES (UNAUDITED)



                                                                                  FOR THE PERIOD
                                                             FOR THE ELEVEN     JANUARY 30, 2004a
                                                              MONTHS ENDED           THROUGH
                                                            NOVEMBER 30, 2005   DECEMBER 31, 2004
                                                            -----------------   -----------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
        Net investment income.............................   $   60,884,005       $   58,290,011
        Net realized gain (loss)..........................       34,669,697           (2,741,862)
        Net change in unrealized appreciation
          (depreciation)..................................        2,710,803          164,715,483
                                                             --------------       --------------
            Net increase resulting from operations........       98,264,505          220,263,632
                                                             --------------       --------------
    Less Dividends and Distributions to Preferred
      Shareholders from:
        Net investment income.............................      (19,349,138)          (7,343,713)
        Net realized gain on investments..................               --             (304,643)
                                                             --------------       --------------
            Total dividends and distributions to preferred
              shareholders................................      (19,349,138)          (7,648,356)
                                                             --------------       --------------
        Net increase in net assets from operations
          applicable to common shares.....................       78,915,367          212,615,276
                                                             --------------       --------------
    Less Dividends and Distributions to Common
      Shareholders from:
        Net investment income.............................      (72,689,797)         (46,308,778)
        Net realized gain on investments..................               --           (2,072,519)
        Tax return of capital.............................               --          (13,412,617)
                                                             --------------       --------------
            Total dividends and distributions to common
              shareholders................................      (72,689,797)         (61,793,914)
                                                             --------------       --------------
    Capital Stock Transactions:
        Increase in net assets from common share
          transactions....................................               --        1,120,442,100
        Increase in net assets from shares issued to
          common shareholders for reinvestment of
          dividends.......................................               --            1,329,853
        Preferred and common share offering cost
          adjustment......................................          203,847                   --
        Decrease in net assets from underwriting
          commissions and offering expenses from issuance
          of preferred shares.............................       (1,134,828)          (6,521,300)
                                                             --------------       --------------
            Net increase (decrease) in net assets from
              capital stock transactions..................         (930,981)       1,115,250,653
                                                             --------------       --------------
            Total increase in net assets applicable to
              common shares...............................        5,294,589        1,266,072,015
    Net Assets Applicable to Common Shares:
        Beginning of period...............................    1,266,172,290              100,275
                                                             --------------       --------------
        End of periodb....................................   $1,271,466,879       $1,266,172,290
                                                             --------------       --------------
                                                             --------------       --------------



---------
a Commencement of operations.



b Includes dividends in excess of net investment income of $31,612,623 and $457,693, respectively.


                See accompanying notes to financial statements.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                        FINANCIAL HIGHLIGHTS (UNAUDITED)



    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.



                                                                                  FOR THE PERIOD
                                                              FOR THE ELEVEN     JANUARY 30, 2004a
                                                               MONTHS ENDED           THROUGH
                                                             NOVEMBER 30, 2005   DECEMBER 31, 2004
                                                             -----------------   -----------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, per common share, beginning of period.....      $  21.51            $  19.10
                                                                 --------            --------
Income from investment operations:
    Net investment income..................................          1.03b               0.90
    Net realized and unrealized gain on investments........          0.65                2.97
                                                                 --------            --------
        Total income from investment operations............          1.68                3.87
                                                                 --------            --------
Less dividends and distributions to preferred shareholders
  from:
    Net investment income..................................         (0.33)              (0.12)
    Net realized gain on investments.......................            --               (0.01)
                                                                 --------            --------
        Total dividends and distributions to preferred
          shareholders.....................................         (0.33)              (0.13)
                                                                 --------            --------
        Total from investment operations applicable to
          common shares....................................          1.35                3.74
                                                                 --------            --------
Less: Offering costs charged to paid-in capital -- common
  shares...................................................            --               (0.04)
    Offering costs charged to paid-in capital -- preferred
      shares...............................................         (0.02)              (0.12)
    Dilutive effect of common share offering...............            --               (0.12)
    Preferred and common share offering cost adjustment....          0.00c                 --
                                                                 --------            --------
        Total offering and organization costs..............         (0.02)              (0.28)
                                                                 --------            --------
Less dividends and distributions to common shareholders
  from:
    Net investment income..................................         (1.24)              (0.79)
    Net realized gain on investments.......................            --               (0.03)
    Tax return of capital..................................            --               (0.23)
                                                                 --------            --------
        Total dividends and distributions to common
          shareholders.....................................         (1.24)              (1.05)
                                                                 --------            --------
Net increase in net asset value............................          0.09                2.41
                                                                 --------            --------
Net asset value, per common share, end of period...........      $  21.60            $  21.51
                                                                 --------            --------
                                                                 --------            --------
Market value, per common share, end of period..............      $  18.05            $  18.76
                                                                 --------            --------
                                                                 --------            --------
Net asset value total returnd..............................          7.28%e             19.46%e
                                                                 --------            --------
                                                                 --------            --------
Market value returnd.......................................          2.79%e             (0.50)%e
                                                                 --------            --------
                                                                 --------            --------


                See accompanying notes to financial statements.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                FINANCIAL HIGHLIGHTS -- (UNAUDITED) (CONTINUED)


                                                                                  FOR THE PERIOD
                                                              FOR THE ELEVEN     JANUARY 30, 2004a
                                                               MONTHS ENDED           THROUGH
                                                             NOVEMBER 30, 2005   DECEMBER 31, 2004
                                                             -----------------   -----------------
RATIOS/SUPPLEMENTAL DATA:

Net assets applicable to common shares, end of period (in
  millions)................................................      $1,271.5            $1,266.2
                                                                 --------            --------
                                                                 --------            --------
Ratio of expenses to average daily net assets applicable to
  common shares (before expense reduction)g................          1.57%f              1.49%f
                                                                 --------            --------
                                                                 --------            --------
Ratio of expenses to average daily net assets applicable to
  common shares (net of expense reduction)g................          1.27%f              1.21%f
                                                                 --------            --------
                                                                 --------            --------
Ratio of net investment income to average daily net assets
  applicable to common shares (before expense
  reduction)g..............................................          4.95%f              5.40%f
                                                                 --------            --------
                                                                 --------            --------
Ratio of net investment income to average daily net assets
  applicable to common shares (net of expense
  reduction)g..............................................          5.25%f              5.68%f
                                                                 --------            --------
                                                                 --------            --------
Ratio of expenses to average daily managed assets (before
  expense reduction)g,h....................................          1.04%f              1.04%f
                                                                 --------            --------
                                                                 --------            --------
Ratio of expenses to average daily managed assets (net of
  expense reduction)g,h....................................          0.84%f              0.84%f
                                                                 --------            --------
                                                                 --------            --------
Portfolio turnover rate....................................            17%e               18%e
                                                                 --------            --------
                                                                 --------            --------
PREFERRED SHARES:

Liquidation value, end of period (in 000's)................      $645,000            $570,000
                                                                 --------            --------
                                                                 --------            --------
Total shares outstanding (in 000's)........................            26                  23
                                                                 --------            --------
                                                                 --------            --------
Asset coverage per share...................................      $ 74,282            $ 80,534
                                                                 --------            --------
                                                                 --------            --------
Liquidation preference per share...........................      $ 25,000            $ 25,000
                                                                 --------            --------
                                                                 --------            --------
Average market value per sharei............................      $ 25,000            $ 25,000
                                                                 --------            --------
                                                                 --------            --------



---------
 a Commencement of operations.



 b Calculation based on average shares outstanding.



 c Less than $0.005 per share.



 d Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.



 e Not annualized.



 f Annualized.



 g Ratios do not reflect the effect of dividend payments to preferred shareholders.



 h Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.



 i Based on weekly prices.


                See accompanying notes to financial statements.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



NOTE 1. SIGNIFICANT ACCOUNTING POLICIES



    Cohen & Steers REIT and Utility Income Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on October 1, 2003 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company. The fund's investment objective is high current income. The fund had no operations until December 10, 2003 when it sold 5,250 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on January 30, 2004.



    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.



    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.



    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.



    Securities for which market prices are unavailable will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.



    The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)



involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.



    To the extent the fund holds securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the value of the securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.



    Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.



    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.



    Foreign Currency Translation and Forward Foreign Currency Contracts: The books and records of the fund are maintained in U.S. dollars as follows:
(1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (forward contracts) are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.



    Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.



    Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of preferred shares. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of the preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)



performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.



    Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.



    Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the eleven months ended November 30, 2005, the investment manager considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund's taxable income for the year.



    Series M7, Series T7, Series W7, Series TH7 and Series F7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends and distributions are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.



    Series T28, Series W28 and Series F28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.



    Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.



NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES



    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the supervision of the Board of Directors.



    For the services under the management agreement, the fund pays the investment manager a management fee, accrued daily and paid monthly at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)



    The investment manager has contractually agreed to waive its investment management fee in the amount of 0.20% of average daily managed asset value for the first five years of the fund's operations, 0.15% of average daily managed asset value in year six, 0.10% of average daily managed asset value in year seven and 0.05% of average daily managed asset value in year eight. During the eleven months ended November 30, 2005, the fund waived its fee at the annual rate of 0.20%.



    Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly at the annual rate of 0.06% of the fund's average daily managed assets up to $1 billion, 0.04% of the fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the fund's average daily managed assets in excess of $1.5 billion. For the eleven months ended November 30, 2005, the fund incurred $806,569 in administration fees.



    Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the investment manager. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $11,007 from the fund for the eleven months ended November 30, 2005.



NOTE 3. PURCHASES AND SALES OF SECURITIES



    Purchases and sales of securities, excluding short-term investments, for the eleven months ended November 30, 2005, totaled $363,869,407 and $311,896,058, respectively.



NOTE 4. INCOME TAX INFORMATION



    At November 30, 2005, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:



Aggregate cost..............................................  $1,743,400,400
                                                              --------------
                                                              --------------
Gross unrealized appreciation...............................  $  181,361,773
Gross unrealized depreciation...............................     (28,104,086)
                                                              --------------
Net unrealized appreciation on investments..................     153,257,687
                                                              --------------
Net unrealized appreciation on interest rate swap
  transactions..............................................      14,168,599
                                                              --------------
Net unrealized appreciation.................................  $  167,426,286
                                                              --------------
                                                              --------------



NOTE 5. CAPITAL STOCK



    The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.



    During the eleven months ended November 30, 2005, the fund issued no shares of common stock for the reinvestment of dividends. During the period January 30, 2004 (commencement of operations) through December 31, 2004, the fund issued 67,885 shares of common stock for the reinvestment of dividends.



    The fund's articles of incorporation authorize the issuance of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.



    On January 18, 2005, the fund issued 3,000 taxable auction market preferred shares, Series W28 (par value $0.001). Proceeds paid to the fund amounted to $73,865,172 after deduction of underwriting commissions and offering expenses of $1,134,828. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)



    During the eleven months ended November 30, 2005, a $75,134 adjustment was credited to common stock for preferred offering costs and a $128,713 adjustment was credited to common stock for common offering costs.



    On January 30, 2004, the fund completed the initial public offering of 52,500,000 shares of common stock. Proceeds paid to the fund amounted to $1,000,650,000 after deduction of underwriting commissions and offering expenses of $49,350,000.



    On February 13, 2004, the fund completed a subsequent offering of 3,500,000 shares of common stock. Proceeds paid to the fund amounted to $66,710,000 after deduction of underwriting commissions and offering expenses of $3,290,000.



    On March 9, 2004, the fund completed a subsequent offering of 2,000,000 shares of common stock. Proceeds paid to the fund amounted to $38,120,000 after deduction of underwriting commissions and offering expenses of $1,880,000.



    On March 12, 2004, the fund completed a subsequent offering of 785,000 shares of common stock. Proceeds paid to the fund amounted to $14,962,100 after deduction of underwriting commissions and offering expenses of $737,900.



    On March 23, 2004, the fund issued 3,360 taxable auction market preferred shares, Series M7 (par value $0.001), 3,360 taxable auction market preferred shares, Series T7 (par value $0.001), 3,360 taxable auction market preferred shares, Series W7 (par value $0.001), 3,360 taxable auction market preferred shares, Series TH7 (par value $0.001), 3,360 taxable auction market preferred shares, Series F7 (par value $0.001), 3,000 taxable auction market preferred shares, Series T28 (par value $0.001) and 3,000 taxable auction market preferred shares, Series F28 (par value $0.001)(together referred to as preferred shares). Proceeds paid to the fund amounted to $563,478,700 after deduction of underwriting commissions and offering expenses of $6,521,300. These issues have received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.



    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.



    The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)



NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS



    Interest rate swaps outstanding at November 30, 2005 are as follows:



                                                           FLOATING RATEa
                                                               (RESET
                                 NOTIONAL     FIXED RATE      MONTHLY)                           UNREALIZED
        COUNTERPARTY              AMOUNT       PAYABLE       RECEIVABLE     TERMINATION DATE    APPRECIATION
-----------------------------   -----------   ----------   --------------   ----------------   --------------
Merrill Lynch Derivative
  Products AG................   $46,000,000    3.2275%        4.2100%        March 29, 2008     $ 1,557,360
Merrill Lynch Derivative
  Products AG................   $34,000,000    3.5350%        4.1700%        April 23, 2008         945,215
Merrill Lynch Derivative
  Products AG................   $46,000,000    3.4150%        4.2100%        March 29, 2009       1,950,778
Merrill Lynch Derivative
  Products AG................   $46,000,000    3.4610%        4.2100%        March 29, 2010       2,434,321
Royal Bank of Canada.........   $68,000,000    2.9900%        4.2200%        March 26, 2009       3,718,180
UBS AG.......................   $30,000,000    3.2200%        4.0900%           May 7, 2007         678,758
UBS AG.......................   $34,000,000    3.4400%        4.1594%        April 19, 2008       1,019,302
UBS AG.......................   $34,000,000    4.0600%        4.1594%        April 19, 2010       1,007,389
UBS AG.......................   $34,000,000    4.1725%        4.2200%        April 28, 2010         857,296
                                                                                                -----------
                                                                                                $14,168,599
                                                                                                -----------
                                                                                                -----------



---------



a Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at
  November 30, 2005.



NOTE 7. OTHER



    In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

                                                                      APPENDIX A

                             RATINGS OF INVESTMENTS

    Description of certain ratings assigned by S&P and Moody's:

S&P

LONG-TERM

    'AAA' -- An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    'AA' -- An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    'A' -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    'BBB' -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    'BB,' 'B,' 'CCC,' 'CC,' and 'C' -- Obligations rated 'BB,' 'B,' 'CCC,' 'CC,' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    'BB' -- An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    'B' -- An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    'CCC' -- An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    'CC' -- An obligation rated 'CC' is currently highly vulnerable to nonpayment.

    'C' -- A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    'D' -- An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    'r' -- The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

    'N.R.' -- The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

    Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

    'A-1' -- A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    'A-2' -- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    'A-3' -- A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    'B' -- A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

    'C' -- A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    'D' -- A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

LONG-TERM

    'AAA' -- Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    'AA' -- Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

    'A' -- Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    'Baa' -- Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    'Ba' -- Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    'B' -- Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    'Caa' -- Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    'Ca' -- Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    'C' -- Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

    Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        Leading market positions in well-established industries.

        High rates of return on funds employed.

        Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                                                      APPENDIX B


                             ARTICLES SUPPLEMENTARY
               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
            Articles Supplementary Creating And Fixing The Rights of
               Series M28 Taxable Auction Market Preferred Shares



    Cohen & Steers REIT and Utility Income Fund, Inc., a Maryland corporation having its principal office in the City of Baltimore in the State of Maryland (the 'Corporation'), certifies to the State Department of Assessments and Taxation of Maryland that:



    First: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article FIFTH of its Articles of Incorporation, as supplemented, (which as hereafter amended, restated and supplemented from time to time, is together with these Articles Supplementary, the 'Charter'), and the Maryland General Corporation Law (the 'MGCL'), the Board of Directors has duly classified out of the Corporation's authorized and unissued common stock, and authorized the creation and issuance of, 2,200 shares of the Corporation's Taxable Auction Market Preferred Shares ('AMPS') (par value $.001 per share) and has further classified all such shares as 'Series M28 AMPS,' liquidation preference $25,000 per share (herein referred to as the 'Series').



    Second: Pursuant to Section 2-411 of the MGCL and authority granted by
Article III of the Corporation's By-laws, the Board of Directors of the Corporation has appointed a pricing committee (the 'Pricing Committee') and has authorized such Pricing Committee to fix the terms of the Series, as set forth herein.



    Third: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the Series are as follows:



                                  DESIGNATION



    Series M28 AMPS: A series of AMPS, par value $.001 per share, liquidation preference $25,000 per share, is hereby designated 'Series M28 Taxable Auction Market Preferred Shares'. Each share of the Series may be issued on a date to be determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an initial dividend rate per annum, initial Dividend Period and an initial Dividend Payment Date as will be determined in advance of the issuance thereof by the Board of Directors of the Corporation or pursuant to their delegated authority; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, as are set forth in Part I and Part II of these Articles Supplementary. M28 AMPS will constitute a separate series of AMPS of the Corporation.



    Subject to the provisions of Section 11(b) of Part I hereof, the Board of Directors of the Corporation may, in the future, reclassify additional shares of the Corporation's unissued common stock as preferred stock, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms herein described, except that the dividend rate for its initial Dividend Period, its initial Dividend Payment Date and any other changes in the terms herein set forth will be as set forth in the Articles Supplementary with respect to the additional shares.



    As used in Part I and Part II of these Articles Supplementary, capitalized terms will have the meanings provided in Section 17 of Part I and Section 1 of
Part II of these Articles Supplementary.

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                        PART I. TERMS OF SERIES M28 AMPS



    1. Number of Shares; Ranking.



    (a) The initial number of authorized shares constituting the Series is 2,200 shares. No fractional shares of the Series will be issued.



    (b) Shares of the Series, which at any time have been redeemed or purchased by the Corporation will, after such redemption or purchase, have the status of authorized but unissued shares of preferred stock.



    (c) Shares of the Series will rank on a parity with shares of any other series of preferred stock of the Corporation (including any other AMPS) as to the payment of dividends to which such shares are entitled.



    (d) No Holder of shares of the Series will have, solely by reason of being such a holder, any preemptive or other right to acquire, purchase or subscribe for any shares of the Series, Common Shares of the Corporation or other securities of the Corporation which it may hereafter issue or sell.



    2. Dividends.



    (a) The Holders of shares of the Series will be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares at the Applicable Rate, determined as set forth in paragraph (c) of this Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this
Section 2. Dividends on the Outstanding shares of the Series issued on the Date of Original Issue will accumulate from the Date of Original Issue.



    (b) (i) Dividends will be payable when, as and if declared by the Board of Directors following the initial Dividend Payment Date, subject to subparagraph (b)(ii) of this Section 2, on the shares of the Series, as follows:



        (A) with respect to any Dividend Period of one year or less, on the Business Day following the last day of such Dividend Period; provided, however, if the Dividend Period is more than 91 days then the first Business Day of each calendar month within such period, and on the Business Day following the last day of such Dividend Period; and



        (B) with respect to any Dividend Period of more than one year, on the first Business Day of each calendar month within such Dividend Period and on the Business Day following the last day of such Dividend Period.



    (ii) If a day for payment of dividends resulting from the application of subparagraph (b) above is not a Business Day, then the Dividend Payment Date will be the first Business Day following such day for payment of dividends.



    (iii) The Corporation will pay to the Paying Agent not later than 12:00 noon, New York City time, on each Dividend Payment Date for the Series, an aggregate amount of immediately available funds equal to the dividends to be paid to all Holders of the Series on such Dividend Payment Date. The Corporation will not be required to establish any reserves for the payment of dividends.



    (iv) All moneys paid to the Paying Agent for the payment of dividends will be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends will, upon request and to the extent permitted by law, be repaid to the Corporation at the end of 90 days from the date on which such moneys were to have been so applied.



    (v) Each dividend on the Series will be paid on the Dividend Payment Date therefor to the Holders of shares of the Series as their names appear on the stock ledger or stock records of the Corporation on the Business Day next preceding such Dividend Payment Date; provided, however, if dividends are in arrears, they may be declared and paid at any time to Holders as their names appear on the stock ledger or stock records of the Corporation on such date not exceeding

15 days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest will be payable in respect of any dividend payment or payments which may be in arrears.



    (c) (i) The dividend rate on Outstanding shares of the Series during the period from and after the Date of Original Issue to and including the last day of the initial Dividend Period therefor will be equal to the rate as determined in the manner set forth under 'Designation' above. For each subsequent Dividend Period for the Series, the dividend rate will be equal to the rate per annum that results from an Auction (but the rate set at the Auction will not exceed the Maximum Rate); provided, however, that if an Auction for any subsequent Dividend Period of the Series is not held for any reason or if Sufficient Clearing Orders have not been made in an Auction (other than as a result of all shares of the Series being the subject of Submitted Hold Orders and other than in an Auction for a Special Dividend Period), then the dividend rate on the shares of the Series for any such Dividend Period will be the Maximum Rate (except (i) during a Default Period when the dividend rate will be the Default Rate, as set forth in Section 2(c)(ii) below or (ii) after a Default Period and prior to the beginning of the next Dividend Period when the dividend rate will be the Maximum Rate at the close of business on the last day of such Default Period). If the Corporation has declared a Special Dividend Period and there are not Sufficient Clearing Orders, the dividend rate for the next rate period will be the same as during the current Dividend Period. If as a result of an unforeseeable disruption of the financial markets, an Auction cannot be held for a period of more than three business days, the dividend rate for the Subsequent Dividend Period will be the same as the dividend rate for the current Dividend Period.



    (ii) Subject to the cure provisions in Section 2(c)(iii) below, a 'Default Period' with respect to the Series will commence on any date the Corporation fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on the Series payable on the Dividend Payment Date (a 'Dividend Default') or (B) the full amount of any redemption price (the 'Redemption Price') payable on the date fixed for redemption (the 'Redemption Date') (a 'Redemption Default' and together with a Dividend Default, hereinafter referred to as 'Default').



    Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default will end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price will have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period will be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction will be held during a Default Period.



    (iii) No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Corporation) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for the Series. The Default Rate will be equal to the Reference Rate multiplied by three (3).



    (iv) The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360 for the Series, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

    (d) Any dividend payment made on shares of the Series will first be credited against the earliest accumulated but unpaid dividends due with respect to the Series.



    (e) For so long as any shares of the Series are Outstanding, except as otherwise contemplated by Part I of these Articles Supplementary, the Corporation will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares ranking junior to the Series as to dividends or upon liquidation) with respect to Common Shares or any other capital stock of the Corporation ranking junior to the Series as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or other capital stock ranking junior to the Series (except by conversion into or exchange for shares of the Corporation ranking junior to the Series as to dividends and upon liquidation), unless (i) immediately after such transaction, the Corporation would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage would be achieved, (ii) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Corporation's preferred stock, including the Series, or will have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, and (iii) the Corporation has redeemed the full number of shares of preferred stock required to be redeemed by any mandatory provision for redemption, including the Series required to be redeemed by any provision for mandatory redemption contained in
Section 3(a)(ii) of Part I of these Articles Supplementary.



    (f) For so long as any shares of the Series are Outstanding, except as set forth in the next sentence, the Corporation will not declare, pay or set apart for payment on any series of stock of the Corporation ranking, as to the payment of dividends, on a parity with the Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Series through its most recent Dividend Payment Date. When dividends are not paid in full upon the Series through its most recent Dividend Payment Date or upon any other series of stock ranking on a parity as to the payment of dividends with the Series through its most recent Dividend Payment Date, all dividends declared upon the Series and any other such series of stock ranking on a parity as to the payment of dividends with the Series will be declared pro rata so that the amount of dividends declared per share on the Series and such other series of preferred stock ranking on a parity therewith will in all cases bear to each other the same ratio that accumulated dividends per share on the Series and such other series of preferred stock ranking on a parity therewith bear to each other.



    3. Redemption.



    (a) (i) After the initial Dividend Period, subject to the provisions of this
Section 3 and to the extent permitted under the 1940 Act and Maryland law, the Corporation may, at its option, redeem in whole or in part out of funds legally available therefor shares of the Series herein designated as (A) having a Dividend Period of one year or less, on the Business Day after the last day of such Dividend Period by delivering a notice of redemption not less than 15 calendar days and not more than 40 calendar days prior to the Redemption Date, at a redemption price per share equal to $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the Redemption Date ('Redemption Price'), or (B) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant Dividend Period by delivering a notice of redemption not less than 15 calendar days and not more than 40 calendar days prior to the Redemption Date, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Dividend Period as set forth in Section 4 of Part I of these Articles Supplementary; provided, however, that during a Dividend Period of more than one year, no shares of the Series will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Directors after consultation with the Broker-Dealers at the time of the designation of such Dividend Period. Notwithstanding the foregoing, the Corporation will not give a notice of or effect any redemption pursuant to this Section 3(a)(i) unless, on the date on which the Corporation gives such notice and on the Redemption Date,
(a) the Corporation has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to Holders of the Series by reason of the redemption of the Series on the Redemption Date and (b) the Corporation would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this Section 3 will be applicable in such circumstances in the event the Corporation makes the deposit and takes the other action required thereby.



    (ii) If the Corporation fails as of any Valuation Date to meet the Preferred Shares Basic Maintenance Amount Test or, as of the last Business Day of any month, the 1940 Act Preferred Shares Asset Coverage, and such failure is not cured within ten Business Days following the relevant Valuation Date, in the case of a failure to meet the Preferred Shares Basic Maintenance Amount Test, or the last Business Day of the following month in the case of a failure to meet the 1940 Act Preferred Shares Asset Coverage (each an 'Asset Coverage Cure Date'), the Series will be subject to mandatory redemption out of funds legally available therefor. The number of shares of the Series to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of shares of the Series the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Corporation meeting the Preferred Shares Basic Maintenance Amount Test, and the 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of the Series then Outstanding will be redeemed) and (B) the maximum number of shares of the Series that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) of this
Section 3.



    (iii) In determining the shares of the Series required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Corporation will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata or among the Holders of the Series in proportion to the number of shares they hold and shares of other preferred stock subject to mandatory redemption provisions similar to those contained in this Section 3, subject to the further provisions of this subparagraph (iii). The Corporation will effect any required mandatory redemption pursuant to: (A) the Preferred Shares Basic Maintenance Amount Test, as described in subparagraph (a)(ii) of this Section 3, no later than 30 days after the Corporation last met the Preferred Shares Basic Maintenance Amount Test, or (B) the 1940 Act Preferred Shares Asset Coverage, as described in subparagraph (a)(ii) of this Section 3, no later than 30 days after the Asset Coverage Cure Date (the 'Mandatory Redemption Date'), except that if the Corporation does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of shares of the Series which would be required to be redeemed by the Corporation under clause (A) of subparagraph (a)(ii) of this
Section 3 if sufficient funds were available, together with shares of other preferred stock which are subject to mandatory redemption under provisions similar to those contained in this Section 3, or the Corporation otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Corporation will redeem those shares of the Series, and shares of other preferred stock which it was unable to redeem, on the earliest practicable date on which the Corporation will have such funds available, upon notice pursuant to
Section 3(b) to record owners of the shares of the Series to be redeemed and the Paying Agent. The Corporation will deposit with the Paying Agent funds sufficient to redeem the specified number of shares of the Series with respect to a redemption required under subparagraph (a)(ii) of this Section 3, by 1:00 P.M., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding shares of the Series are to be redeemed pursuant to this Section 3(a)(iii), the number of shares to be redeemed will be redeemed pro rata from the Holders of such shares in proportion to the number of shares of the Series held by such Holders, by lot or by such other method as the Corporation will deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. 'Mandatory Redemption Price' means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.



    (b) In the event of a redemption pursuant to the foregoing Section 3(a), the Corporation will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Corporation will deliver a notice of redemption to the Auction Agent and Rating Agencies (the 'Notice of Redemption') containing the information set forth below
(i) in the case of an optional redemption pursuant to Section 3(a)(i) above, one Business Day prior to the giving of notice to the Holders, (ii) in the case of a mandatory redemption pursuant to Section 3(a)(ii) above, on or prior to the 10th day preceding the Mandatory Redemption Date. Only with respect to shares held by the Securities Depository, the Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of shares of the Series called for redemption not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Corporation). The Auction Agent will confirm such telephonic notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of shares of the Series at their addresses appearing on the share records of the Corporation. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the number and identity of the shares of the Series to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and
(v) the provision under which redemption will be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder will also specify the number of shares to be redeemed from such Holder.



    (c) Notwithstanding the provisions of paragraph (a) of this Section 3, no preferred stock, including the Series, may be redeemed at the option of the Corporation unless all dividends in arrears on the Outstanding shares of the Series and any other preferred stock have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing will not prevent the purchase or acquisition of outstanding shares of preferred stock pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding shares of preferred stock.



    (d) Upon the deposit of funds sufficient to redeem shares of the Series with the Paying Agent and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this Section 3, dividends on such shares will cease to accumulate and such shares will no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Corporation has met the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage), and all rights of the Holders of the shares so called for redemption will cease and terminate, except the right of such Holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price will be paid by the Paying Agent to the nominee of the Securities Depository. The Corporation will be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the shares of the Series called for redemption on such date and (ii) such other amounts, if any, to which Holders of shares of the Series called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date will, to the extent permitted by law, be paid to the Corporation, after which time the Holders of shares of the Series so called for redemption may look only to the Corporation for payment of the redemption price and all other amounts, if any, to which they may be entitled; provided, however, that the Paying Agent will notify all Holders whose funds are unclaimed by placing a notice in The Wall Street Journal concerning the availability of such funds once each week for three consecutive weeks. The Corporation will be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.



    (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption will be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem shares of the Series will be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Corporation will have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Corporation may not have redeemed shares of the Series for which a Notice of Redemption has been given, dividends may be declared and paid on shares of the Series and will include those shares of the Series for which Notice of Redemption has been given but for which deposit of funds has not been made.



    (f) All moneys paid to the Paying Agent for payment of the redemption price of shares of the Series called for redemption will be held in trust by the Paying Agent for the benefit of holders of shares so to be redeemed.



    (g) So long as any shares of the Series are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.



    (h) Except for the provisions described above, nothing contained in these Articles Supplementary limits any right of the Corporation to purchase or otherwise acquire any shares of the Series outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of the Series for which Notice of Redemption has been given and the Corporation meets the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount Test after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Corporation will have no voting rights. If fewer than all the Outstanding shares of the Series are redeemed or otherwise acquired by the Corporation, the Corporation will give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.



    (i) In the case of any redemption pursuant to this Section 3, only whole shares of the Series will be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent will be authorized to round up so that only whole shares are redeemed.



    (j) Notwithstanding anything herein to the contrary, including, without limitation, Section 6(k) of Part I of these Articles Supplementary, the Board of Directors, upon notification to each Rating Agency, may authorize, create or issue other series of preferred stock, including other series of AMPS, ranking on a parity with the Series with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation, to the extent permitted by the 1940 Act, if upon issuance of any such series, either (A) the net proceeds from the sale of such stock (or such portion thereof needed to redeem or repurchase the Outstanding shares of the Series) are deposited with the Paying Agent in accordance with
Section 3(d) of Part I of these Articles Supplementary, Notice of Redemption as contemplated by Section 3(b) of Part I of these Articles Supplementary has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding shares of the Series or (B) the Corporation would meet the 1940 Act Preferred Shares Asset Coverage, the Preferred Shares Basic Maintenance Amount Test and the requirements of Section 12(b) of Part I of these Articles Supplementary.



    4. Designation of Dividend Period.



    (a) The initial Dividend Period for the Series will be as determined in the manner set forth under 'Designation' above. The Corporation will designate the duration of subsequent Dividend Periods of the Series; provided, however, that no such designation is necessary for a Standard Dividend Period and, provided further, that any designation of a Special Dividend Period will be effective only if (i) notice thereof will have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the Series will have been cured as provided above, (iii) Sufficient Clearing Orders will have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Corporation will have mailed a Notice of Redemption with respect to any shares of the Series, the redemption price with respect to such shares will have been deposited with the Paying Agent, (v) in the case of the designation of a Special Dividend Period, the Broker-Dealers shall have notified the Corporation in writing that it does not object to the designation of such Special Dividend Period and (vi) each Rating Agency will have confirmed in writing to the Corporation that such designation will not adversely affect their respective then-current ratings of the Series.



    (b) If the Corporation proposes to designate any Special Dividend Period, not fewer than seven Business Days (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice will be (i) made by press release and
(ii) communicated by the Corporation by telephonic or other means to the Auction Agent and each Broker-Dealer and confirmed in writing promptly thereafter. Each such notice will state (A) that the Corporation proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and the Maximum Rate for such Special Dividend Period and (B) that the Corporation will by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or
(y) its determination not to proceed with such Special Dividend Period, in which latter event the succeeding Dividend Period will be a Standard Dividend Period. No later than 3:00 P.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Corporation will deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:



        (i) a notice stating (A) that the Corporation has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or



        (ii) a notice stating that the Corporation has determined not to exercise its option to designate a Special Dividend Period.



    If the Corporation fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of paragraph (a) of this
Section 4 by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Corporation will be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.



    5. Restrictions on Transfer. Shares of the Series may be transferred only
(a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Corporation or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding shares of the Series through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the shares of the Series issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.



    6. Voting Rights.



    (a) Except as otherwise provided in the Charter or as otherwise required by applicable law, (i) each Holder of shares of the Series will be entitled to one vote for each share of the Series held on each matter on which the Holders of shares of the Series are entitled to vote, and (ii) the holders of the Outstanding shares of preferred stock, including the Series, and holders of shares of Common Shares will vote together as a single class on all matters submitted to the stockholders; provided, however, that, with respect to the election of directors, the holders of the Outstanding shares of preferred stock, including the Series, represented in person or by proxy at a meeting for the election of directors, will be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock, including the Common Shares, to elect two directors of the Corporation, each share of preferred stock, including the Series, entitling the holder thereof to one vote. The identities of the nominees of such directorships may be fixed by the Board of Directors. Subject to paragraph (b) of this Section 6, the holders of outstanding shares of Common Shares and outstanding shares of preferred stock, including the Series, voting together as a single class, will be entitled to elect the balance of the directors.



    (b) If at any time dividends on the Series will be unpaid in an amount equal to two full years' dividends on the Series (a 'Voting Period'), the number of directors constituting the Board of Directors will be automatically increased by the smallest number of additional directors that, when added to the number of directors then constituting the Board of Directors, will (together with the two directors elected by the holders of preferred stock, including the Series, pursuant to paragraph (a) of this Section 6) constitute a majority of such increased number, and the holders of any shares of preferred stock, including the Series, will be entitled, voting as a single class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), to elect the smallest number of such additional directors of the Corporation that will constitute a majority of the total number of directors of the Corporation so increased. The Voting Period and the voting rights so created upon the occurrence of the conditions set forth in this paragraph (b) of Section 6 will continue unless and until all dividends in arrears on the Series will have been paid or declared and sufficient cash or specified securities are set apart for the payment of such dividends. Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 6 will cease, subject always, however, to the revesting of such voting rights in the holders of preferred stock, including the Series, upon the further occurrence of any of the events described in this paragraph (b) of Section 6.



    (c) As soon as practicable after the accrual of any right of the holders of shares of preferred stock, including the Series, to elect additional directors as described in paragraph (b) of this Section 6, the Corporation will notify the Auction Agent, and the Auction Agent will call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than ten nor more than 90 days after the date of mailing of such notice. If the Corporation fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting will be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred stock, including the Series, held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), will be entitled to elect the number of directors prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis. At any such meeting or adjournment thereof in the absence of a quorum, a majority of the holders of shares of preferred stock, including Holders of the Series, present in person or by proxy will have the power to adjourn the meeting without notice, other than an announcement at the meeting, until a quorum is present.



    (d) For purposes of determining any rights of the holders of the shares of preferred stock, including the Series, to vote on any matter, whether such right is created by these Articles Supplementary, by statute or otherwise, if redemption of some or all of the shares of preferred stock, including the Series, is required, no holder of shares of preferred stock, including the Series, will be entitled to vote and no share of preferred stock, including the Series, will be deemed to be 'outstanding' for the purpose of voting or determining the number of shares required to constitute a quorum, if prior to or concurrently with the time of determination, sufficient Deposit Securities for the redemption of such shares have been deposited in the case of the Series in trust with the Paying Agent for that purpose and the requisite Notice of Redemption with respect to such shares will have been given as provided in
Section 3(b) of Part I of these Articles Supplementary and in the case of other preferred stock the Corporation has otherwise met the conditions for redemption applicable to such shares.



    (e) The terms of office of all persons who are directors of the Corporation at the time of a special meeting of Holders of the Series and holders of other shares of preferred stock to elect directors pursuant to paragraph (b) of this
Section 6 will continue, notwithstanding the election at such meeting by the holders of the number of directors that they are entitled to elect.



    (f) Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders of the Series and holders of shares of other preferred stock pursuant to paragraph (b) of this
Section 6 will terminate, the remaining directors will constitute the directors of the Corporation and the voting rights of such holders to elect additional directors pursuant to paragraph (b) of this Section 6 will cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.



    (g) Unless otherwise required by law or in the Corporation's Charter, the Holders of shares of the Series will not have any relative rights or preferences or other special rights other than those specifically set forth herein. In the event that the Corporation fails to pay any dividends on the Series of the Corporation or fails to redeem any shares of the Series which it is required to redeem, or any other event occurs which requires the mandatory redemption of the Series and the required Notice of Redemption has not been given, other than the rights set forth in paragraph (a) of Section 3 of Part I of these Articles Supplementary, the exclusive remedy of the Holders of the Series will be the right to vote for directors pursuant to the provisions of paragraph (b) of this
Section 6. In no event will the Holders of the Series have any right to sue for, or bring a proceeding with respect to, such dividends or redemptions or damages for the failure to receive the same.



    (h) For so long as any shares of preferred stock, including the Series, are outstanding, the Corporation will not, without the affirmative vote of the Holders of a majority of the outstanding preferred stock, (i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action;
(ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Corporation's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the Series, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Corporation's Paying Agent and the Auction Agent; or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Corporation may borrow as may be permitted by the Corporation's investment restrictions; provided, however, that transfers of assets by the Corporation subject to an obligation to repurchase will not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Corporation has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.



    (i) The affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock, including the Series, voting together as a separate class, will be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Corporation under Section 13(a) of the 1940 Act. In the event a vote of holders of shares of preferred stock is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Corporation will, not later than ten Business Days prior to the date on which such vote is to be taken, notify each Rating Agency that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and will, not later than ten Business Days after the date on which such vote is taken, notify each Rating Agency of the results of such vote.



    (j) The affirmative vote of the Holders of a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock of any series, voting separately from any other series, will be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Corporation's shares of capital stock. For purposes of the foregoing, no matter will be deemed to adversely affect any rights, preference or power unless such matter (i) alters or abolishes any preferential right of such series;
(ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this Section (j) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred stock necessary to authorize the action in question.



    (k) The Board of Directors, without the vote or consent of any holder of shares of preferred stock, including the Series, or any other stockholder of the Corporation, may from time to time amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Corporation, or confirm the applicability of covenants and other obligations set forth herein, all in connection with obtaining or maintaining the rating of any Rating Agency with respect to the Series, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the Series or the Holders thereof, provided that the Board of Directors receives written confirmation from each relevant Rating Agency (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency's rating of the Series) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.



    In addition, subject to compliance with applicable law, the Board of Directors may amend the definitions of Applicable Percentage and Applicable Spread to increase the percentage amount by which the Reference Rate is multiplied or the spread added to the Reference Rate, to determine the Maximum Rate, without the vote or consent of the holders of shares of preferred stock, including the Series, or any other stockholder of the Corporation, but only with confirmation from each Rating Agency, and after consultation with the Broker-Dealers, provided that immediately following any such increase the Corporation would meet the Preferred Shares Basic Maintenance Amount Test.

    7. Liquidation Rights.



    (a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of shares of preferred stock, including the Series, will be entitled to receive out of the assets of the Corporation available for distribution to stockholders, after claims of creditors but before distribution or payment will be made in respect of the Common Shares or to any other shares of stock of the Corporation ranking junior to the preferred stock, as to liquidation payments, a liquidation distribution in the amount of $25,000 per share (the 'Liquidation Preference'), plus an amount equal to all unpaid dividends accrued to and including the date fixed for such distribution or payment (whether or not declared by the Board of Directors, but excluding interest thereon), but such Holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. The Series will rank on a parity with shares of any other series of preferred stock of the Corporation as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation.



    (b) If, upon any such liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution among the holders of all outstanding shares of preferred stock, including the Series, will be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets will be distributed among the holders of all outstanding shares of preferred stock, including the Series, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Unless and until payment in full has been made to the holders of all outstanding shares of preferred stock, including the Series, of the liquidation distributions to which they are entitled, no dividends or distributions will be made to holders of Common Shares or any stock of the Corporation ranking junior to the preferred stock as to liquidation.



    (c) Neither the consolidation nor merger of the Corporation with or into any other entity or entities, nor the sale, lease, exchange or transfer by the Corporation of all or substantially all of its property and assets, will be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 7.



    (d) After the payment to Holders of the Series of the full preferential amounts provided for in this Section 7, the Holders of the Series as such will have no right or claim to any of the remaining assets of the Corporation.



    (e) In the event the assets of the Corporation or proceeds thereof available for distribution to the Holders of the Series, upon dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, will be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution will be made on account of any shares of any other series of preferred stock unless proportionate distributive amounts will be paid on account of the Series, ratably, in proportion to the full distributable amounts to which holders of all shares of preferred stock are entitled upon such dissolution, liquidation or winding up.



    (f) Subject to the rights of the holders of shares of other preferred stock or after payment will have been made in full to the Holders of the Series as provided in paragraph (a) of this Section 7, but not prior thereto, any other series or class of shares ranking junior to the Series with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation will, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Series will not be entitled to share therein.



    8. Auction Agent. For so long as any shares of the Series are Outstanding, the Auction Agent, duly appointed by the Corporation to so act, will be in each case a commercial bank, trust company or other financial institution independent of the Corporation and its Affiliates (which, however, may engage or have engaged in business transactions with the Corporation or its Affiliates) and at no time will the Corporation or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of the Series are Outstanding, the Corporation will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Corporation may remove the auction agent provided that prior to such removal the Corporation will have entered into such an agreement with a successor auction agent.



    9. 1940 Act Preferred Shares Asset Coverage. The Corporation will maintain, as of the last Business Day of each month in which any shares of the Series are Outstanding, the 1940 Act Preferred Shares Asset Coverage; provided, however, that Section 3(a)(ii) will be the sole remedy in the event the Corporation fails to do so.



    10. Preferred Shares Basic Maintenance Amount. So long as any shares of the Series are Outstanding and any Rating Agency so requires, the Corporation will maintain, as of each Valuation Date, Moody's Eligible Assets and S&P Eligible Assets, as applicable, having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; provided, however, that
Section 3(a)(ii) will be the sole remedy in the event the Corporation fails to do so.



    11. Certain Other Restrictions. So long as any shares of the Series are Outstanding and S&P, Moody's or any Other Rating Agency that is rating such shares so requires, the Corporation will not, unless it has received written confirmation from S&P (if S&P is then rating the Series), Moody's (if Moody's is then rating the Series) and (if applicable) such Other Rating Agency, that any such action would not impair the rating then assigned by such Rating Agency to the Series, engage in any one or more of the following transactions:



        (a) purchase or sell futures contracts or options thereon with respect to portfolio securities or write put or call options on portfolio securities;



        (b) except in connection with a refinancing of the Series, issue additional shares of any series of preferred stock, including the Series, or reissue any shares of preferred stock, including the Series previously purchased or redeemed by the Corporation;



        (c) engage in any short sales of securities;



        (d) lend portfolio securities;



        (e) merge or consolidate into or with any other fund; or



        (f) for purposes of valuation of Moody's Eligible Assets: (A) if the Corporation writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the Series, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value; (B) if the Corporation writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; and (C) call or put option contracts which the Corporation buys have no value. For so long as the Series is rated by Moody's: (A) the Corporation will not engage in options transactions for leveraging or speculative purposes; (B) the Corporation will not write or sell any anticipatory contracts pursuant to which the Corporation hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Corporation will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Corporation would continue to have Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; (D) the Corporation will not enter into an option transaction with respect to portfolio securities unless after giving effect to such transaction the Corporation would continue to be in compliance with the provisions relating to the Preferred Shares Basic Maintenance Amount;
    (E) for purposes of the Preferred Shares Basic Maintenance Amount assets in margin accounts are not Eligible Assets; (F) the Corporation will write only exchange-traded options on exchanges approved by Moody's (if Moody's is then rating the Series); (G) where delivery may be made to the Corporation with any of a class of securities, the Corporation will assume for purposes of the Preferred Shares Basic Maintenance

    Amount that it takes delivery of that security which yields it the least value; (H) the Corporation will not engage in forward contracts; and
    (I) there will be a quarterly audit made of the Corporation's options transactions by the Corporation's independent auditors to confirm that the Corporation is in compliance with these standards.



        (g) For so long as the Series is rated by S&P and Moody's, the Corporation will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P and Moody's that engaging in such transactions will not impair the ratings then assigned to the Series by S&P and Moody's.



        (h) Change the Pricing Service referred to in the definition of Market Value.



        (i) Enter into reverse repurchase agreements.



    12. Compliance Procedures for Asset Maintenance Tests. For so long as any shares of the Series are Outstanding and any Rating Agency so requires:



        (a) As of each Valuation Date, the Corporation will determine (i) the Market Value of each Eligible Asset owned by the Corporation on that date,
    (ii) the Discounted Value of each such Eligible Asset, (iii) whether the Preferred Shares Basic Maintenance Amount Test is met as of that date,
    (iv) the value (as used in the 1940 Act) of the total assets of the Corporation, less all liabilities, and (v) whether the 1940 Act Preferred Shares Asset Coverage is met as of that date.



        (b) Upon any failure to meet the Preferred Shares Basic Maintenance Amount Test or 1940 Act Preferred Shares Asset Coverage on any Valuation Date, the Corporation may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing shares of the Series outside of an Auction or, in the event of a failure to file a certificate on a timely basis, submitting the requisite certificate), to meet (or certify in the case of a failure to file a certificate on a timely basis, as the case may be) the Preferred Shares Basic Maintenance Amount Test or 1940 Act Preferred Shares Asset Coverage on or prior to the Asset Coverage Cure Date.



        (c) Compliance with the Preferred Shares Basic Maintenance Amount and 1940 Act Asset Coverage Tests will be determined with reference to those shares of the Series which are deemed to be Outstanding hereunder.



        (d) The Corporation will deliver to each Rating Agency a certificate which sets forth a determination of items (i) - (iii) of paragraph (a) of this Section 12 (a 'Preferred Shares Basic Maintenance Certificate') as of
    (A) on or before the 7th business day after the Date of Original Issue,
    (B) the last Valuation Date of each month (such monthly report to include the net asset value and trade price as of that date), (C) any date requested by any Rating Agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Corporation's cure of a failure to meet the Preferred Shares Basic Maintenance Amount Test, (E) any day that Common Shares or AMPS are redeemed and (F) any day the S&P Eligible Assets have an aggregate discounted value less than or equal to 110% of the Preferred Shares Basic Maintenance Amount. Such Preferred Shares Basic Maintenance Certificate will be delivered in the case of clause (i)(A) on the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.



        (e) The Corporation will deliver to each Rating Agency a certificate which sets forth a determination of items (iv) and (v) of paragraph (a) of this Section 12 (a '1940 Act Preferred Shares Asset Coverage Certificate')
    (i) as of the Date of Original Issue, and (ii) as of (A) the last Valuation Date of each quarter thereafter, and (B) as of a Business Day on or before any Asset Coverage Cure Date relating to the failure to meet the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate will be delivered in the case of clause (i) on the Date of Original Issue and in the case of clause (ii) on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date.

    The certificates required by paragraphs (d) and (e) of this Section 12 may be combined into a single certificate.



        (f) Within fifteen Business Days of the Date of Original Issue and any redemption of the Series, the Corporation will deliver to each Rating Agency a letter prepared by the Corporation's independent auditors (an 'Auditor's Certificate') regarding the accuracy of the calculations made by the Corporation in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Corporation on the Date of Original Issue. Within fifteen Business Days after delivery of the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate relating to the last Valuation Date of each fiscal year of the Corporation, the Corporation will deliver to the Auction Agent and each Rating Agency an Auditor's Certificate regarding the accuracy of the calculations made by the Corporation in a Preferred Shares Basic Maintenance Certificate with respect to a date randomly selected by the Corporation's independent auditors during such fiscal year. In addition, the Corporation will deliver to the persons specified in the preceding sentence an Auditor's Certificate regarding the accuracy of the calculations made by the Corporation on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate delivered in relation to an Asset Coverage Cure Date within ten days after the relevant Asset Coverage Cure Date. If an Auditor's Certificate shows that an error was made in any such report, the calculation or determination made by the Corporation's independent auditors will be conclusive and binding on the Corporation.



        (g) The Auditor's Certificates referred to in paragraph (f) above will confirm, based upon the independent auditor's review of portfolio data provided by the Corporation, (i) the mathematical accuracy of the calculations reflected in the related Preferred Shares Basic Maintenance Amount Certificates and 1940 Act Preferred Shares Asset Coverage Certificates and (ii) that, based upon such calculations, the Corporation had, at such Valuation Date, met the Preferred Shares Basic Maintenance Amount Test.



        (h) In the event that a Preferred Shares Basic Maintenance Certificate or 1940 Act Preferred Shares Asset Coverage Certificate with respect to an applicable Valuation Date is not delivered within the time periods specified in this Section 12, the Corporation will be deemed to have failed to meet the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 12(b) of Part I of these Articles Supplementary. In the event that a Preferred Shares Basic Maintenance Certificate, a 1940 Act Preferred Shares Asset Coverage Certificate or an applicable Auditor's Certificate with respect to an Asset Coverage Cure Date is not delivered within the time periods specified herein, the Corporation will be deemed to have failed to meet the Preferred Shares Basic Maintenance Amount Test or the 1940 Preferred Shares Asset Coverage, as the case may be, as of the related Valuation Date.



        (i) The Corporation will provide S&P and Moody's with no less than 30 days' notification of: (i) any material changes to the Corporation's organizational documents and material contracts, (ii) any redemptions, or
    (iii) any failed Auctions.



        (j) The Corporation will provide to S&P and Moody's an audited financial statement for its fiscal year.



    13. Notice. All notices or communications hereunder, unless otherwise specified in these Articles Supplementary, will be sufficiently given if in writing and delivered in person, by telecopier or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 will be deemed given on the earlier of the date received or the date five-days after which such notice is mailed, except as otherwise provided in these Articles Supplementary or by the MGCL for notices of stockholders' meetings.



    14. Waiver. To the extent permitted by Maryland Law, Holders of at least two-thirds of the Outstanding shares of the Series, may waive any provision hereof intended for their benefit in accordance with such procedures as may from time to time be established by the Board of Directors.



    15. Termination. In the event that no shares of the Series are Outstanding, all rights and preferences of such shares established and designated hereunder will cease and terminate, and all obligations of the Corporation under these Articles Supplementary will terminate.



    16. Amendment. Subject to the provisions of these Articles Supplementary, the Board of Directors may, by resolution duly adopted without stockholder approval (except as otherwise provided by these Articles Supplementary or required by applicable law), amend these Articles Supplementary to reflect any amendments hereto which the Board of Directors is entitled to adopt pursuant to the terms of Section 6(k) of Part I of these Articles Supplementary without stockholder approval. To the extent permitted by applicable law, the Board of Directors may interpret, amend or adjust the provisions of these Articles Supplementary to resolve any inconsistency or ambiguity or to remedy any patent defect.



    17. Definitions. As used in Part I and Part II of these Articles Supplementary, the following terms will have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:



        'Affiliate' means any person known to the Auction Agent to be controlled by, in control of or under common control with the Corporation; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Corporation will be deemed to be an Affiliate nor will any corporation or any Person controlled by, in control of or under common control with such corporation, one of the directors or executive officers of which is a director of the Corporation be deemed to be an Affiliate solely because such director or executive officer is also a director of the Corporation.



        'Agent Member' means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.



        'AMPS' has the meaning set forth in paragraph FIRST in the preamble of these Articles Supplementary.



        'Applicable Percentage' means the percentage determined based on the credit rating assigned to the Series on such date by Moody's (if Moody's is then rating the Series) and S&P (if S&P is then rating the Series) as follows:



            CREDIT RATINGS
--------------------------------------         APPLICABLE
   MOODY'S                  S&P                PERCENTAGE
   -------                  ---                ----------
Aaa                   AAA                         125%
Aa3 to Aa1            AA - to AA+                 150%
A3 to A1              A - to A+                   200%
Baa3 to Baa1          BBB - to BBB+               250%
Ba1 and lower         BB+ and lower               300%



        In the case of a special rate period, the Applicable Percentage is determined on the day that a notice of a special rate period is delivered if the notice specifies a Maximum Rate for a special rate period. The Applicable Percentage will be determined based on the lower of the credit rating or ratings assigned to the Series by Moody's and S&P. If Moody's or S&P or both shall not make such ratings available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency.



        The Applicable Percentage as so determined will be further subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Corporation would be in compliance with the Preferred Shares Basic Maintenance Amount. The Corporation will take all reasonable action necessary to enable either Moody's or S&P to provide a rating for the Series. If neither Moody's nor S&P will make such a rating available, the Corporation will select another Rating Agency to act as a substitute Rating Agency.

        'Applicable Rate' means, with respect to the Series for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Dividend Period if all the shares of the Series are the subject of Submitted Hold Orders for the Auction in respect thereof, 90% of the Reference Rate.



        'Applicable Spread' means the spread determined based on the credit rating assigned to the Series on such date by Moody's (if Moody's is then rating the Series) and S&P (if S&P is then rating the Series) as follows:



             CREDIT RATINGS
----------------------------------------         APPLICABLE
   MOODY'S                    S&P                  SPREAD
   -------                    ---                  ------
Aaa                    AAA                        125 bps
Aa3 to Aa1             AA - to AA+                150 bps
A3 to A1               A - to A+                  200 bps
Baa3 to Baa1           BBB - to BBB+              250 bps
Ba1 and lower          BB+ and lower              300 bps



        In the case of a special rate period, the Applicable Spread is determined on the day that a notice of a special rate period is delivered if the notice specifies a Maximum Rate for a special rate period. The Applicable Spread will be determined based on the lower of the credit rating or ratings assigned to the Series by Moody's and S&P. If Moody's or S&P or both shall not make such ratings available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency.



        The Applicable Spread as so determined will be further subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Corporation would be in compliance with the Preferred Shares Basic Maintenance Amount. The Corporation will take all reasonable action necessary to enable either Moody's or S&P to provide a rating for the Series. If neither Moody's nor S&P will make such a rating available, the Corporation will select another Rating Agency to act as a substitute Rating Agency.



        'Asset Coverage Cure Date' has the meaning set forth in
    Section 3(a)(ii) of these Articles Supplementary.



        'Auction' means each periodic operation of the Auction Procedures.



        'Auction Agent' means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to follow the Auction Procedures for the purpose of determining the Applicable Rate.



        'Auction Date' means the first Business Day next preceding the first day of a Dividend Period for the Series.



        'Auction Procedures' means the procedures for conducting Auctions as set forth in Part II of these Articles Supplementary.



        'Auditor's Certificate' has the meaning set forth in Section 12(f) of
    Part I of these Articles Supplementary.



        'Beneficial Owner' means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of the Series.



        'Bid' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.



        'Bidder' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary, provided however that neither the Corporation nor any Affiliate will be permitted to be Bidder in an Auction.

        'Board of Directors' or 'Board' means the Board of Directors of the Corporation or any duly authorized committee thereof as permitted by applicable law.



        'Broker-Dealer' means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Corporation and has entered into a Broker-Dealer Agreement that remains effective.



        'Broker-Dealer Agreement' means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.



        'Business Day' means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.



        'Charter' has the meaning set forth in the preamble to these Articles Supplementary.



        'Code' means the Internal Revenue Code of 1986, as amended.



        'Commission' means the Securities and Exchange Commission.



        'Common Shares' means the shares of the Corporation's Common Stock, par value $.001 per share.



        'Corporation' has the meaning set forth in the preamble to these Articles Supplementary.



        'Date of Original Issue' means the date on which the Series is originally issued by the Corporation.



        'Default' has the meaning set forth in Section 2(c)(ii) of Part I of these Articles Supplementary.



        'Default Period' has the meaning set forth in Sections 2(c)(ii) or
    (iii) of Part I of these Articles Supplementary.



        'Default Rate' has the meaning set forth in Sections 2(c)(iii) of
    Part I of these Articles Supplementary.



        'Deposit Securities' means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or A - 1 by S&P, except that, for purposes of optional redemption, such obligations or securities will be considered 'Deposit Securities' only if they also are rated at least P-1 by Moody's.



        'Discount Factor' means the S&P Discount Factor (if S&P is then rating the Series), the Moody's Discount Factor (if Moody's is then rating the Series) or the discount factor established by any Other Rating Agency which is then rating the Series and which so requires, whichever is applicable.



        'Discounted Value'



           (a) for Moody's means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.



           (b) for S&P means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor.



           'Dividend Default' has the meaning set forth in Section 2(c)(ii) of
       Part I of these Articles Supplementary.



           'Dividend Payment Date' means any date on which dividends are payable pursuant to Section 2(b) of Part I hereof.

           'Dividend Period' means the initial period determined in the manner set forth under 'Designation' above, and thereafter the period commencing on the Business Day following each Dividend Period and ending on the calendar day immediately preceding the next Dividend Payment Date.



           'Eligible Assets' means Moody's Eligible Assets (if Moody's is then rating the Series), S&P Eligible Assets (if S&P is then rating the Series), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Series, whichever is applicable.



           'Existing Holder' has the meaning set forth in Section 1 of Part II of these Articles Supplementary.



           'Hold Order' has the meaning set forth in Section 2(a)(ii) of
       Part II of these Articles Supplementary.



           'Holder' means, with respect to the Series, the registered holder of shares of the Series as the same appears on the stock ledger or stock records of the Corporation.



           'Investment Manager' means Cohen & Steers Capital Management, Inc.



           'LIBOR Dealers' means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other dealer or dealers as the Corporation may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.



           'LIBOR Rate,' on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline's Telerate Service ('Telerate Page 3750') (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the 'LIBOR Determination Date'), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealer will determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate will equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate will be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Corporation's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Corporation's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Corporation to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate will be LIBOR Rate as determined on the previous Auction Date. If the number of Dividend Period days will be (i) 7 or more but fewer than 21 days, such rate will be the seven-day LIBOR rate; (ii) 21 or more but fewer than 49 days, such rate will be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate will be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate will be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate will be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate will be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate will be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate will be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate will be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate will be the nine-month LIBOR rate;
       (xi) 287 or more but fewer than 315 days, such rate will be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate will be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate will be the twelve-month LIBOR rate.



           'Liquidation Preference' means $25,000 per share of the Series.



           'London Business Day' means any day on which commercial banks are generally open for business in London.



           'Mandatory Redemption Date' has the meaning set forth in
       Section 3(a)(iii) of Part I of these Articles Supplementary.



           'Mandatory Redemption Price' has the meaning set forth in
       Section 3(a)(iii) of Part I of these Articles Supplementary.



           'Market Value' means the fair market value of an asset of the Corporation as computed as follows: Securities listed on the New York Stock Exchange at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the Business Day as of which such value is being determined provided that, if there has been no sale on such day, the securities are valued at the closing bid prices on such day and provided further that, if no bid prices are quoted on such day, then the security is valued by such method as the Board of Directors will determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the Business Day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the current bid prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the directors deem appropriate to reflect their fair market value. The fair market value of certain fixed-income securities is computed based upon (i) the basis of prices provided by a Pricing Service or (ii) the lower of the value set forth in bids from two independent dealers in securities, one of which bids will be in writing, in each case with interest accrued added to such computation for those assets of the Corporation where such computation does not include interest accrued. The independent dealers from whom bids are sought will be either (a) market makers in the securities being valued or (b) members of the National Association of Securities Dealers, Inc. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.



           'Maximum Rate,' for shares of the Series on any Auction Date for such shares, will mean for any rate period, the greater of the Applicable Percentage of the Reference Rate or the Applicable Spread plus the Reference Rate. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.

           'Moody's' means Moody's Investors Service, Inc. or its successors at law.



           'Moody's Discount Factor' means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.



           (a) Preferred Stock and Common Stock of REITs, Other Real Estate Companies, Utility Companies and other non-Real Estate Companies:



                                                 DISCOUNT FACTOR(1)(2)(3)
                                                 ------------------------
Common stock and common stock of foreign
  issuers for which ADRs are traded:
    REITs and other real estate companies......                154%
    Utility....................................                170%
    Industrial.................................                264%
    Financial..................................                241%
Common stock of foreign issuers (in existence
  for at least five years) for which no ADRs
  are traded...................................                400%
Preferred stock of REITs
    with Senior Implied Moody's (or S&P or
      Fitch) rating:...........................                154%
    without Senior Implied Moody's (or S&P or
      Fitch) rating:...........................                208%
Preferred stock of Other Real Estate Companies
    with Senior Implied Moody's (or S&P or
      Fitch) rating:...........................                208%
    without Senior Implied Moody's (or S&P or
      Fitch) rating:...........................                250%
Preferred Securities of non-real estate
  companies: (4)(5):...........................
The Moody's Discount Factor for non-real estate
  preferred securities will be (A) for taxable
  preferred securities issued by a utility,
  industrial, financial issuer or other
  non-real estate related issuers with Moody's
  or equivalent S&P or Fitch ratings:..........            Aaa 150%
                                                            Aa 155%
                                                             A 160%
                                                           Baa 165%
                                                            Ba 196%
                                                             B 216%
                                                         B, NR 250%
(B) for DRD eligible preferred securities
  issued by a utility, industrial, financial
  issuer, or other non-real estate related
  issuers
    (i) investment grade.......................                165%
    (ii) non-investment grade..................                216%
(C) for auction rate preferred securities......                350%



---------



(1) A Discount Factor of 250% will be applied to those assets in a single Moody's Industry Classification and/or Moody's Real Estate Industry/Property Sector Classification which exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets (except for Utilities sub-indices for which no more than 50% may constitute a single classification).



(2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

                                              (footnotes continued on next page)

(footnotes continued from previous page)



(3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of a real estate issuer is below $500 million.



(4) Applies to preferred securities which have a minimum issue size of $50 million.



(5) Non-real estate eligible preferred securities will be issued by investment grade companies having a senior unsecured debt rating that is Baa3 or higher by Moody's or BBB - by S&P or Fitch and pay dividends in U.S. Dollars or Euros. The market value of eligible non-cumulative preferred issues are subject to standard preferred stock discount factors multiplied by a factor of 1.10.



        (b) Debt securities (1)(2)(3):



        The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.



                                                                                      UNRATED
TERM TO MATURITY OF DEBT SECURITY(1)             Aaa   Aa     A    Baa   Ba     B      (2, 3)
------------------------------------             ---   --     -    ---   --     -      ------
1 year or less                                   109%  112%  115%  118%  137%  150%     250%
2 years or less (but longer than 1 year)         115%  118%  122%  125%  146%  160%     250%
3 years or less (but longer than 2 years)        120%  123%  127%  131%  153%  168%     250%
4 years or less (but longer than 3 years)        126%  129%  133%  138%  161%  176%     250%
5 years or less (but longer than 4 years)        132%  135%  139%  144%  168%  185%     250%
7 years or less (but longer than 5 years)        139%  143%  147%  152%  179%  197%     250%
10 years or less (but longer than 7 years)       145%  150%  155%  160%  189%  208%     250%
15 years or less (but longer than 10 years)      150%  155%  160%  165%  196%  216%     250%
20 years or less (but longer than 15 years)      150%  155%  160%  165%  196%  228%     250%
30 years or less (but longer than 20 years)      150%  155%  160%  165%  196%  229%     250%
Greater than 30 years                            165%  173%  181%  189%  205%  240%     250%



---------



(1) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty will determine the appropriate rating category.



(2) Corporate debt securities if (A) securities that do not pay interest in U.S. dollars, the Corporation will contact Moody's to obtain the applicable currency conversion rates; (B) for debt securities rated B and below taken together with 'Unrated' securities, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (C) such securities have been registered under the 1933 Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the 1933 Act as determined by the Corporation's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Directors, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (D) such securities are not subject to extended settlement.



(3) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Corporation's assets can be derived from other sources as well as combined with a number of sources as presented by the Corporation to Moody's, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Corporation will use the percentage set forth under 'Below B and Unrated' in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.



        (a) U.S. Treasury Securities and U.S. Treasury Strips (as defined by Moody's):



                                                 U.S. TREASURY SECURITIES
REMAINING TERM TO MATURITY                           DISCOUNT FACTOR        U.S. TREASURY STRIPS
--------------------------                           ---------------        --------------------
1 year or less                                             107%                     107%
2 years or less (but longer than 1 year)                   113%                     115%
3 years or less (but longer than 2 years)                  118%                     121%
4 years or less (but longer than 3 years)                  123%                     128%
5 years or less (but longer than 4 years)                  128%                     135%
7 years or less (but longer than 5 years)                  135%                     147%
10 years or less (but longer than 7 years)                 141%                     163%
15 years or less (but longer than 10 years)                146%                     191%
20 years or less (but longer than 15 years)                154%                     218%
30 years or less (but longer than 20 years)                154%                     244%

        (b) Short-Term Instruments and Cash.



        The Moody's Discount Factor applied to Moody's Eligible Assets that are short term money instruments (as defined by Moody's) will be (i) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within 49 days of the relevant valuation date, (ii) 102%, so long as such portfolio securities mature or have a demand feature at par not exercisable within 49 days of the relevant valuation date, and (iii) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A - 1 by S&P and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. A Moody's Discount Factor of 100% will be applied to cash.



        (c) Rule 144A Debt or Preferred Securities:



           The Moody's Discount Factor applied to Rule 144A debt or preferred securities will be



           (i) 130% of the Moody's Discount Factor, which would apply if the securities have registration rights under the 1933 Act after 365 days, and



           (ii) 120% of the Moody's Discount Factor if the securities have registration rights within 365 days of calculation of the Basic Maintenance Amount.



        (d) Convertible Securities:



                                              MOODY'S RATING CATEGORY(1)
                                 -----------------------------------------------------
INDUSTRY CATEGORY                Aaa       Aa         A        Baa       Ba         B        NR
-----------------                ---       --         -        ---       --         -        --
Utility                          162%      167%      172%      188%      195%      199%      300%
Industrial                       256%      261%      266%      282%      290%      293%      300%
Financial                        233%      238%      243%      259%      265%      270%      300%
Transportation                   250%      265%      275%      285%      290%      295%      300%



---------



(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Corporation's assets can be derived from other sources as well as combined with a number of sources as presented by the Corporation to Moody's, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Corporation will use the percentage set forth under 'Below B and Unrated' in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.



        'Moody's Eligible Assets' means the following:



           (i) Common Stock, Preferred Stock and any debt security of REITs, Other Real Estate Companies, Utility Companies and other non-Real Estate
       Companies:



               (A) which comprise at least 7 of the total number of Moody's Real Estate Industry/Property Sector Classifications ('Moody's Sector Classifications') and/or Moody's Industry Classifications (under which Utilities sub-indices are defined to include Electric, Gas, Water, Hydro Power, Cable, Telecommunications and Diversified and each constitutes an industry classification), of which no more than 35% may constitute a single such classification, except for Utilities sub-indices for which no more than 50% may constitute a single classification;



               (B) which in the aggregate constitute at least 40 separate issues of common stock, preferred stock, and debt securities issued by at least 30 issuers;



               (C) issued by a single issuer which in the aggregate constitute no more than 6.0% of the Market Value of Moody's Eligible Assets, and with respect to Utilities, an aggregate of 7.0% for a single state, with the exception of California, New York, and Texas, which states shall have a 15% maximum; and



               (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets;

           (ii) Unrated debt securities issued by an issuer which:



               (A) has not filed for bankruptcy within the past three years;



               (B) is current on all principal and interest on its fixed income obligations;



               (C) is current on all preferred stock dividends;



               (D) possesses a current, unqualified auditor's report without qualified, explanatory language; and



               (E) in the aggregate taken together with securities rated B by Moody's, or comparable by S&P or Fitch, and below do not exceed 10% of the discounted Moody's Eligible Assets;



           (iii) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if



               (A) the counterparty to the swap transaction has a short-term rating of not less than P-1 by Moody's or A-1 by S&P or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A3 or higher by Moody's or A - or higher by S&P or Fitch;



               (B) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Series outstanding;



               (C) the interest rate swap transaction will be marked-to-market daily;



               (D) an interest rate swap that is in-the-money is discounted at the counterparty's corporate debt rating for the maturity of the swap for purposes of calculating Moody's Eligible Assets; and



               (E) an interest rate swap that is out-of-the money includes that negative mark-to-market amount as indebtedness for purposes of calculating the Preferred Shares Basic Maintenance Amount;



           (iv) U.S. Treasury Securities and Treasury Strips (as defined by Moody's);



           (v) Short-Term Money Market Instruments so long as



               (A) such securities are rated at least P-1,



               (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or



               (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria;



           (vi) Cash including, for this purpose, interest and dividends due on assets rated



               (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date,



               (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and



               (C) A1 or higher if the payment date is within 90 days of the relevant valuation date and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (1) settled through clearing house firms with respect to which the Corporation has received prior written authorization from Moody's or (2) with counterparties having a Moody's long-term debt rating of at least Baa3 or (3) with counterparties having a Moody's Short-Term Money Market Instrument rating of at least P-1.



           'Moody's Industry Classifications' means, for the purposes of determining Moody's Eligible Assets, each of the following Industry
       Classifications:



            1.   Aerospace & Defense
            2.   Automobile
            3.   Banking
            4.   Beverage, Food & Tobacco
            5.   Buildings & Real Estate
            6.   Chemicals, Plastics & Rubber
            7.   Containers, Packaging & Glass
            8.   Personal & Nondurable Consumer Projects (Manufacturing Only)
            9.   Diversified/Conglomerate Manufacturing
            10.  Diversified/Conglomerate Service
            11.  Diversified Natural Resources, Precious Metals & Minerals
            12.  Ecological
            13.  Electronics
            14.  Finance
            15.  Farming & Agriculture
            16.  Grocery
            17.  Healthcare, Education & Childcare
            18.  Home & Office Furnishings, Housewares & Durable Consumer
                 Products
            19.  Hotels, Motels, Inns and Gaming
            20.  Insurance
            21.  Leisure, Amusement, Entertainment
            22.  Machinery (Nonagriculture, Nonconstruction, Nonelectronic)
            23.  Mining, Steel, Iron & Nonprecious Metals
            24.  Oil & Gas
            25.  Personal, Food & Misc. Services
            26.  Printing & Publishing
            27.  Cargo Transport
            28.  Retail Stores
            29.  Telecommunications
            30.  Textiles & Leather
            31.  Personal Transportation
            32.  Utilities
            33.  Broadcasting & Entertainment



        'Moody's Real Estate Industry/Property Sector Classification' means, for the purposes of determining Moody's Eligible Assets, each of the following Industry Classifications (as defined by the National Association of Real Estate Investment Trusts, 'NAREIT'):

            (i)     Office
            (ii)    Industrial
            (iii)   Mixed
            (iv)    Shopping Centers
            (v)     Regional Malls
            (vi)    Free Standing
            (vii)   Apartment
            (viii)  Manufactured Homes
            (ix)    Diversified
            (x)     Lodging/Resorts
            (xi)    Health Care
            (xii)   Home Financing
            (xiii)  Commercial Financing
            (xiv)   Self Storage
            (xv)    Specialty



        The Corporation will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment in consultation with the independent auditor and/or Moody's, as necessary.



        '1933 Act' means the Securities Act of 1933, as amended.



        '1940 Act' means the Investment Company Act of 1940, as amended.



        '1940 Act Preferred Shares Asset Coverage' means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Corporation which are stock, including all Outstanding shares of the Series (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.



        '1940 Act Preferred Shares Asset Coverage Certificate' means the certificate required to be delivered by the Corporation pursuant to Section 12(f) of these Articles Supplementary.



        'Notice of Redemption' means any notice with respect to the redemption of the Series pursuant to Section 3 of Part I of these Articles Supplementary.



        'Order' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.



        'Other Rating Agency' means any rating agency other than S&P or Moody's then providing a rating for the Series pursuant to the request of the Corporation.



        'Other Rating Agency Eligible Assets' means assets of the Corporation designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Corporation's assets in connection with such Other Rating Agency's rating of the Series.



        'Other Real Estate Companies' companies which generally derive at least 50% of their revenue from real estate or have at least 50% of their assets in real estate, but not including REITs.



        'Outstanding' means, as of any date, shares of the Series theretofore issued by the Corporation except, without duplication, (i) any shares of the Series theretofore canceled, redeemed or repurchased by the Corporation, or delivered to the Auction Agent for cancellation or with respect to which the Corporation has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such shares and (ii) any shares of the Series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Corporation. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any shares of the Series as to which the Corporation or any Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; (B) in connection with any Auction, any shares of the Series as to which the Corporation or any person known to the Auction Agent to be an Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; and (C) for purposes of determining the Preferred Shares Basic Maintenance Amount, shares of the Series held by the Corporation will be disregarded and not deemed Outstanding, but shares held by any Affiliate will be deemed Outstanding.



        'Paying Agent' means The Bank of New York unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to serve as paying agent, which paying agent may be the same as the Auction Agent.



        'Person' or 'person' means and includes an individual, a partnership, a corporation, a trust, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.



        'Potential Holder' has the meaning set forth in Section 1 of Part II of these Articles Supplementary.



        'Preferred Shares Basic Maintenance Amount' means as of any Valuation Date the dollar amount equal to the sum of:



           (i) (A) the product of the number of shares of the Series outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the shares of the Series (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Date for the shares of the Series outstanding that follows such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment date for such other shares that follows such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of the Series outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (plus the aggregate amount of dividends that would accumulate on other outstanding preferred shares from the first respective dividend payment date for such shares after the Valuation Date through the 56th day after such Valuation Date, at the respective maximum rates for such other outstanding preferred shares); (D) the amount of anticipated expenses of the Corporation for the 90 days subsequent to such Valuation Date; (E) the amount of any indebtedness or obligations of the Corporation senior in right of payment to the Series; and (F) any current liabilities as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(F) less



           (ii) the value (i.e., for purposes of current Moody's guidelines, the face value of cash and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i) (A) through (i) (F) become payable, otherwise the Moody's Discounted Value) (i.e., for the purposes of the current S&P guidelines, the face value of cash, and short term securities that are the direct obligations of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) becomes payable, otherwise the S&P Discounted Value) of any of the Corporation's assets irrevocably deposited by the Corporation for the payment of any of
       (i)(A) through (i)(F).



        'Preferred Shares Basic Maintenance Amount Test' means a test which is met if the lower of the aggregate Discounted Values of the Moody's Eligible Assets or the S&P Eligible Assets meets or exceeds the Preferred Shares Basic Maintenance Amount. The Corporation will notify Moody's if coverage declines below 1.30X the Preferred Shares Basic Maintenance Amount.



        'Preferred Shares Basic Maintenance Certificate' has the meaning set forth in Section 12(d) of Part I of these Articles Supplementary.



        'Pricing Service' means any of the following:



          Bloomberg
           Bridge Global Pricing
           Chanin Capital Partners
           Data Resources Inc.
           FT Interactive Data
           J.J. Kenny Drake
           JP Morgan Pricing Services
           Loan Pricing Corporation
           Meenan, Mcdevitt & Co., Inc
           Reuters
           Securities Evaluation Services
           Standard & Poor's Evaluation Services
           Thomson Financial Securities Management
           Telerate
           Telekurs
           Trepp Pricing Service
           Van Kampen Merritt Investment Advisory Corp Pricing Service CIBC World Markets



        'Rating Agency' means Moody's and S&P as long as such rating agency is then rating the Series.



        'Redemption Date' has the meaning set forth in Section 2(c)(ii) of
    Part I of these Articles Supplementary.



        'Redemption Default' has the meaning set forth in Section 2(c)(ii) of
    Part I of these Articles Supplementary.



        'Redemption Price' has the meaning set forth in Section 3(a)(i) of
    Part I of these Articles Supplementary.



        'Reference Banks' means four major banks in the London interbank market selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates or successors or such other party as the Corporation may from time to time appoint.



        'Reference Rate' means, with respect to the determination of the Default Rate or the Maximum Rate, the applicable LIBOR Rate (for a Dividend Period of fewer than 365 days) or the applicable Treasury Index Rate (for a Dividend Period of 365 days or more).



        'Registrar' means The Bank of New York, unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to serve as transfer agent.



        'REIT' or real estate investment trust, means a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate.



        'S&P' means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors at law.



        'S&P Discount Factor' means, with respect to an S&P Eligible Asset specified below, the following applicable number, provided that the S&P Exposure Period is 25 Business Days or less:

(a) Types of S&P Eligible Assets



                                                             DISCOUNT FACTOR FOR
TYPE OF S&P ELIGIBLE ASSET                                       AAA RATING
--------------------------                                       ----------
Common Stock of:
    REITs and other real estate companies                           162%
    Non-Real Estate Companies                                       168%
DRD Eligible Preferred Stock with a senior or preferred
  stock rating of at least BBB -                                    245%
REIT and Non-DRD eligible Preferred Stock with a senior or
  preferred stock rating of at least BBB -                          164%
DRD Eligible Preferred Stock with a senior or preferred
  stock rating below BBB -                                          250%
REIT and non-DRD Eligible Preferred Stock with a senior or
  preferred stock rating below BBB -                                169%
Un-rated DRD Eligible Preferred Stock                               255%
Un-rated Non-DRD Eligible and un-rated REIT Preferred Stock         174%
Convertible bonds rated AAA to AAA -                                165%
Convertible bonds rated AA+ to AA -                                 170%
Convertible bonds rated A+ to A -                                   175%
Convertible bonds rated BBB+ to BBB -                               180%
Convertible bonds rated BB+ to BB                                   185%
Convertible bonds rated B+ to B                                     190%
Convertible bonds rated B -                                         195%
Convertible bonds rated CCC+                                        205%
Convertible bonds rated CCC                                         220%
U.S. Short-Term Money Market Investments with maturities of
  180 days or less                                                  104%
U.S. Short-Term Money Market Investments with maturities of
  between 181 and 360 days                                          113%
U.S. Government Obligations (52 week Treasury Bills)                102%
U.S. Government Obligations (Two-Year Treasury Notes)               104%
U.S. Government Obligations (Five-Year Treasury Notes)              110%
U.S. Government Obligations (Ten-Year Treasury Notes)               117%
U.S. Government Obligations (Thirty-Year Treasury Bonds)            130%
Agency Mortgage Collateral (Fixed 15-Year)                          129%
Agency Mortgage Collateral (Fixed 30-Year)                          132%
Agency Mortgage Collateral (ARM 1/1)                                122%
Agency Mortgage Collateral (ARM 3/1)                                123%
Agency Mortgage Collateral (ARM 5/1)                                123%
Agency Mortgage Collateral (ARM 10/1)                               123%
Mortgage Pass-Through Fixed (15 Year)                               131%
Mortgage Pass-Through Fixed (30 Year)                               134%
Debt securities of REIT's, other real estate companies, and
  non-real estate companies according to the following
  corporate bond schedule
Corporate Bonds rated at least AAA                                  110%
Corporate Bonds rated at least AA+                                  111%
Corporate Bonds rated at least AA                                   113%
Corporate Bonds rated at least AA -                                 115%
Corporate Bonds rated at least A+                                   116%
Corporate Bonds rated at least A                                    117%
Corporate Bonds rated at least A -                                  118%
Corporate Bonds rated at least BBB+                                 120%
Corporate Bonds rated at least BBB                                  122%
Corporate Bonds rated at least BBB -                                124%

Corporate Bonds rated at least BB+                                  129%
Corporate Bonds rated at least BB                                   135%
Corporate Bonds rated at least BB -                                 142%
Corporate Bonds rated at least B+                                   156%
Corporate Bonds rated at least B                                    169%
Corporate Bonds rated at least B -                                  184%
Corporate Bonds rated at least CCC+                                 202%
Corporate Bonds rated at least CC                                   252%
Corporate Bonds rated at least CCC -                                350%
Cash and Cash Equivalents                                           100%



    (b) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if



        (i) the counterparty to the swap transaction has a short-term rating of A - 1 or equivalent by S&P or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A - , or equivalent by S&P, or higher.



        (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Series.



        (iii) The interest rate swap transaction will be marked-to-market weekly by the swap counterparty.



        (iv) If the Corporation fails to maintain an aggregate discounted value at least equal to the basic maintenance amount on two consecutive valuation dates then the agreement will terminate immediately.



        (v) For the purpose of calculating the asset coverage test 90% of any positive mark-to-market valuation of the Corporation's rights will be eligible assets. 100% of any negative mark-to-market valuation of the Corporation's rights will be included in the calculation of the Preferred Shares Basic Maintenance Amount.



        (vi) The Corporation must maintain liquid assets with a value at least equal to the net amount of the excess, if any, of the Corporation's obligations over its entitlement with respect to each swap. For caps/floors, must maintain liquid assets with a value at least equal to the Corporation's obligations with respect to such caps or floors.



    (c) Cash and Cash Equivalents



        (i) Cash and Cash Equivalents and demand deposits in an 'A-1+' rated institution are valued at 100%. 'A - 1+' rated commercial paper, with maturities no greater than 30 days and held instead of cash until maturity, is valued at 100%. Securities with next-day maturities invested in 'A - 1+' rated institutions are considered cash equivalents and are valued at 100%. Securities maturing in 181 to 360 calendar days are valued at 114.2%.



        (ii) The S&P Discount Factor for shares of unrated Money Market Funds affiliated with the Corporation used as 'sweep' vehicles will be 110%. Money Market Funds rated 'AAAm' will be discounted at the appropriate level as dictated by the exposure period. No S&P Discount Factor will be applied to Money Market Funds rated AAAm by S&P with effective next day maturities.



        'S&P Eligible Assets' means the following:



           (A) Deposit Securities;



           (B) U.S. Government Obligations of U.S. Government Agencies;



           (C) Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are not convertible into or exchangeable or exercisable for stock of a corporation (except to the extent of ten percent (10%) in the case of a share exchange or tender offer) ('Other Debt') and that satisfy all of the following conditions:

               (1) be no more than 10% of total assets may be below a S&P rating of BBB -- , or comparable Moody's or Fitch rating, or unrated;



               (2) the remaining term to maturity of such Other Debt will not exceed fifty (50) years;



               (3) such Other Debt must provide for periodic interest payments in cash over the life of the security;



               (4) no more than 10% of the issuers of such evidences of indebtedness do not file periodic financial statements with the Commission;



               (5) which, in the aggregate, have an average duration of not more than 12 years.



           (D) Convertible Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are convertible into or exchangeable or exercisable for stock of a corporation and that satisfy all of the following conditions:



               (1) such evidence of indebtedness is rated at least CCC by S&P;
           and



               (2) if such evidence of indebtedness is rated BBB or lower by S&P, the market capitalization of the issuer of such evidence of indebtedness is at least $100 million;



           (E) Agency Mortgage Collateral. Certificates guaranteed by U.S. Government Agencies (as defined below) (e.g., FNMA, GNMA and FHLMC) for timely payment of interest and full and ultimate payment of principal. Agency Mortgage Collateral also evidence undivided interests in pools of level-payment, fixed, variable, or adjustable rate, fully amortizing loans that are secured by first liens on one- to four-family residences residential properties (or in the case of Plan B FHLMC certificates, five or more units primarily designed for residential use) ('Agency Mortgage Collateral'). Agency Mortgage Collateral the following conditions apply:



               (1) For GNMA certificates backed by pools of graduated payment mortgages, levels are 20 points above established levels;



               (2) Qualifying 'large pool' FNMA mortgage-backed securities and FHLMC participation certificates are acceptable as eligible collateral. The eligible fixed-rate programs include FNMA MegaPools, FNMA Majors, FHLMC Multilender Swaps, and FHLMC Giant certificates. Eligible adjustable rate mortgage ('ARMs') programs include nonconvertible FNMA ARM MegaPools and FHLMC weighted average coupon ARM certificates. Eligible FHLMC Giant programs exclude interest-only and principal only stripped securities;



               (3) FNMA certificates backed by multifamily ARMs pegged to the 11th District Cost of Funds Index are acceptable as eligible collateral at 5 points above established levels; and



               (4) Multiclass REMICs issued by FNMA and FHLMC are acceptable as eligible collateral at the collateral levels established for CMOs.



           (F) Mortgage Pass-Through Certificates. Publicly issued instruments maintaining at least a AA - ratings by S&P. Certificates evidence proportional, undivided interests in pools of whole residential mortgage loans. Pass-through certificates backed by pools of convertible ARMs are acceptable as eligible collateral at 5 points above the levels established for pass-through certificates backed by fixed or non-convertible ARM pools.



           (G) Preferred Stocks. Preferred stocks that satisfy all of the following conditions:



               (1) The preferred stock issue has a senior rating from S&P, or the preferred issue must be rated. In the case of Yankee preferred stock, the issuer should have a S&P senior rating of at least
           'BBB - 'or the preferred issue must be rated at least 'BBB - '.

               (2) The issuer -- or if the issuer is a special purpose corporation, its parent -- is listed on either the New York Stock Exchange, the American Stock Exchange or NASDAQ if the traded par amount is less than $1,000. If the traded par amount is $1,000 or more exchange listing is not required.



               (3) The collateral pays cash dividends denominated in U.S.
           dollars.



               (4) Private placement 144A with registration rights are eligible assets.



               (5) The minimum market capitalization of eligible issuers is US$100 million.



           Restrictions for floating-rate preferred stock:



               (1) Holdings must be limited to stock with a dividend period of less than or equal to 49 days, except for a new issue, where the first dividend period may be up to 64 days.



               (2) The floating-rate preferred stock may not have been subject to a failed auction.



           Restrictions for adjustable -- or auction-rate preferred stock:



               (1) The total fair market value of adjustable-rate preferred stock held in the portfolio may not exceed 10% of eligible assets.



           Concentration Limits:



               (1) Total issuer exposure in preferred stock of any one issuer is limited to 10% of the fair market value of eligible assets.



               (2) Preferred stock rated below B - (including non-rated preferred stock) and preferred stock with a market cap of less than US$100 million are limited to no more than 15% of the fair market value of the eligible assets.



               (3) Add 5 points to over-collateralization level for issuers with a senior rating or preferred stock rating of less than BBB - .



               (4) Add 10 points to over-collateralization level of issuers with no senior rating, preferred stock rating or dividend history.



           (H) Common Stocks of REITs, Other Real Estate Companies, and non-Real Estate Companies. Common stocks of REITs, Other Real Estate Companies, and non-Real Estate Companies that satisfy all of the following conditions:



               (1) such common stock (including the common stock of any predecessor or constituent issuer) has been traded on a recognized national securities exchange or quoted on the National Market System (or any equivalent or successor thereto) of NASDAQ, but excluding '144a' or 'pink sheet' stock not carried in daily newspaper over-the-counter listings;



               (2) the market capitalization of such issuer of common stock exceeds $100 million;



               (3) the issuer of such common stock is not an entity that is treated as a partnership for federal income taxes;



               (4) if such issuer is organized under the laws of any jurisdiction other than the United States, any state thereof, any possession or territory thereof or the District of Columbia, the common stock of such issuer held by the Corporation is traded on a recognized national securities exchange or quoted on the National Market System of NASDAQ either directly or in the form of depository receipts.



        Escrow Bonds may comprise 100% of the Corporation's S&P Eligible Assets. Bonds that are legally defeased and secured by direct U.S. Government Obligations are not required to meet any minimum issuance size requirement. Bonds that are economically defeased or secured by other U.S. Agency paper must meet the minimum issuance size requirement for the Fund described above. Bonds initially rated or rerated as an escrow bond by another

    Rating Agency are limited to 50% of the Corporation's S&P Eligible Assets, and carry one full rating lower than the equivalent S&P rating for purposes of determining the applicable discount factors. Bonds economically defeased and either initially rated or rerated by S&P or another Rating Agency are assigned that same rating level as its debt issuer, and will remain in its original industry category unless it can be demonstrated that a legal defeasance has occurred.



        With respect to the above, the Corporation portfolio must consist of no less than 20 issues representing no less than 10 industries as determined by the S&P Industry Classifications and S&P Real Estate Industry/Property sectors.



        For purposes of determining the discount factors applicable to collateral not rated by S&P, the collateral will carry an S&P rating one full rating level lower than the equivalent S&P rating.



        'S&P Exposure Period' will mean the sum of (i) that number of days from the last Valuation Date on which the Corporation's Discounted Value of S&P Eligible Assets were greater than the Preferred Shares Basic Maintenance Amount to the Valuation Date on which the Corporation's Discounted Value of S&P Eligible Assets failed to exceed the Preferred Shares Basic Maintenance Amount, (ii) the maximum number of days following a Valuation Date that the Corporation has under this Statement to cure any failure to maintain a Discounted Value of S&P Eligible Assets at least equal to the Preferred Shares Basic Maintenance Amount, and (iii) the maximum number of days the Corporation has to effect a mandatory redemption under Section 3(a)(ii) of
    Part I of these Articles Supplementary.



        'S&P Industry Classifications' will mean, for the purposes of determining S&P Eligible Assets, each of the following industry classifications (as defined by the S&P global industry classification):



          Aerospace & Defense
           Air Freight and Logistics Airlines
           Automobiles
           Automobile Components
           Beverages
           Biotechnology
           Building Products
           Cable
           Capital Markets
           Computers & Peripherals
           Commercial Banks
           Commercial Services & Supplies
           Communications Equipment
           Construction & Engineering
           Consumer Finance
           Containing & Packaging
           Distributors
           Diversified Financial Services
           Diversified Telecommunication Services
           Electric Utilities
           Electrical Equipment
           Electronic Equipment & Instrument
           Energy Equipment & Services
           Food & Staples Retailing
           Food Products
           Gas Utilities
           Healthcare Equipment & Supplies
           Healthcare Providers & Services
           Hotels, Restaurants & Leisure

           Household Durables
           Household Products
           Industrial Conglomerates
           Insurance
           Internet & Catalog Retail
           Internet Software & Services
           IT Services
           Leisure Equipment & Products
           Machinery
           Marine
           Media
           Metals & Mining
           Office Electronics
           Oil & Gas
           Packaging and Containers
           Paper & Forest Products
           Personal Products
           Pharmaceuticals
           Real Estate
           Retail
           Road & Rail
           Software
           Specialty Retail
           Semiconductors and Semiconductor Equipment
           Textiles, Apparel and Luxury Goods
           Thrift & Mortgage Finance
           Tobacco
           Trading Companies & Distributors
           Transportation and Infrastructure
           Transportation Utilities
           Water Utilities
           Wireless Telecommunication Services



        'S&P Real Estate Industry/Property Sector Classification' means, for the purposes of determining S&P Eligible Assets, each of the following Industry Classifications (as defined by NAREIT):



           1. Office
            2. Industrial
            3. Mixed
            4. Shopping Centers
            5. Regional Malls
            6. Free Standing
            7. Apartments
            8. Manufactured Homes
            9. Diversified
           10. Lodging/Resorts
           11. Health Care
           12. Home Financing
           13. Commercial Financing
           14. Self Storage
           15. Specialty



        The Corporation will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment, and, when necessary will consult with the independent auditor and/or S&P, as necessary.

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        'Securities Depository' means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Corporation that agrees to follow the procedures required to be followed by such securities depository in connection with the Series.



        'Sell Order' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.



        'Series' has the meaning set forth in Article first of these Articles Supplementary.



        'Short-Term Money Market Instrument' means the following types of instruments if, on the date of purchase or other acquisition thereof by the Corporation, the remaining term to maturity thereof is not in excess of 180 days:



           (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;



           (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);



           (iii) overnight funds;



           (iv) U.S. Government Securities; and



           (v) Rule 2a-7 eligible money market funds.



        'Special Dividend Period' means a Dividend Period that is not a Standard Dividend Period.



        'Specific Redemption Provisions' means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a 'Non-Call Period') determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Corporation and (ii) a period (a 'Premium Call Period'), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period will be redeemable at the Corporation's option at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Preference or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.



        'Standard Dividend Period' means a Dividend Period of 7 days, unless the day after such 7th day is not a Business Day, then the number of days ending on the calendar day next preceding the next Business Day (such Business Day, being the Dividend Payment Date.



        'Submission Deadline' means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.



        'Substitute LIBOR Dealer' means any LIBOR dealer selected by the Fund as to which Moody's, S&P or any other Rating Agency then rating the AMPS shall not have objected; provided, however, that none of such entities shall be a LIBOR Dealer.



        'Substitute U.S. Government Securities Dealer' means any U.S. Government securities dealer selected by the Corporation as to which Moody's, S&P or any other Rating Agency then rating the Series shall not have objected; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

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        'Transfer Agent' means The Bank of New York, unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to serve as Transfer Agent.



        'Treasury Index Rate' means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Corporation by at least three recognized dealers in U.S. Government Securities Dealers selected by the Corporation; provided further, however, that if one of the U.S. Government Securities Dealers does not quote a rate required to determine the Treasury Index Rate, the Treasury Index Rate will be determined on the basis of the quotation or quotations furnished by any Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers selected by the Corporation to provide such rate or rates not being supplied by the U.S. Government Securities Dealer; provided further, that if the U.S. Government Securities Dealer and Substitute U.S. Government Securities Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the Treasury Index Rate shall be the Treasury Index Rate as determined on the previous Auction Date.



        'U.S. Government Agencies' means Government National Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Mortgage Association
    (FNMA) and the Farm Credit System.



        'U.S. Government Obligations' means direct non-callable obligations of the United States (e.g., Treasury Notes, Treasury Bills, and Treasury Bonds), provided that such direct obligations are entitled to the full faith and credit of the United States Treasury Bills and U.S. Treasury Security Strips, provide for the periodic payment of interest and the full payment of principal at maturity. The following conditions also apply to U.S. Government Obligations:



           (i) If a Treasury interest-only strip is to be considered and eligible asset, it must apply the over-collateralization level for the Treasury category following the maturity of the Treasury strip;



           (ii) The trustee thereunder ('USGO Trustee') must have a first, perfected security interest in the underlying collateral;



           (iii) The underlying collateral must be free and clear of third-party claims;



           (iv) The underlying collateral must be registered in the name of the USGO Trustee;



           (v) Treasury Bills with maturities of less than 52 weeks are discounted at the appropriate short-term money market instrument levels;



           (vi) Treasury Bills that mature next day are considered cash equivalent and are valued at 100%; and



           (vii) Over-collateralization levels do not apply to zero-coupon Treasuries.



        'U.S. Government Securities' means direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.



        'U.S. Government Securities Dealers' means Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities dealer selected by the

    Corporation as to which Moody's (if Moody's is then rating the Series) and S&P (if S&P is then rating the Series) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.



        'Valuation Date' means the last Business Day of each week, or such other date as the Corporation and Rating Agencies may agree to for purposes of determining the Preferred Shares Basic Maintenance Amount.



        'Voting Period' has the meaning set forth in Section 6(b) of Part I of these Articles Supplementary.



        'Winning Bid Rate' has the meaning set forth in Section 4(a)(iii) of
    Part II of these Articles Supplementary.



        18. Interpretation. References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or Part II hereof, as the case may be, unless specifically identified otherwise.



                          PART II. AUCTION PROCEDURES



    1. Certain Definitions. As used in Part II of these Articles Supplementary, the following terms will have the following meanings, unless the context otherwise requires and all section references below are to Part II of these Articles Supplementary except as otherwise indicated: Capitalized terms not defined in Section 1 of Part II of these Articles Supplementary will have the respective meanings specified in Part I of these Articles Supplementary.



        'Agent Member' means a member of or participant in the Securities Depository that will act on behalf of Existing Holders or Potential Holders of shares of the Series.



        'Available Shares of the Series' has the meaning set forth in Section 4(a)(i) of Part II of these Articles Supplementary.



        'Existing Holder' means (a) a person who beneficially owns those shares of the Series listed in that person's name in the records of the Auction Agent or (b) the beneficial owner of those shares of the Series which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer will have signed a Master Purchaser's Letter.



        'Hold Order' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.



        'Master Purchaser's Letter' means the letter which is required to be executed by each prospective purchaser of shares of the Series or the Broker-Dealer through whom the shares will be held.



        'Order' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.



        'Potential Holder,' means (a) any Existing Holder who may be interested in acquiring additional shares of the Series or (b) any other person who may be interested in acquiring shares of the Series and who has signed a Master Purchaser's Letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer will have executed a Master Purchaser's Letter.



        'Sell Order' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.



        'Submitted Bid Order' has the meaning set forth in Section 4(a) of
    Part II of these Articles Supplementary.



        'Submitted Hold Order' has the meaning set forth in Section 4(a) of
    Part II of these Articles Supplementary.

        'Submitted Order' has the meaning set forth in Section 4(a) of Part II of these Articles Supplementary.



        'Submitted Sell Order' has the meaning set forth in Section 4(a) of
    Part II of these Articles Supplementary.



        'Sufficient Clearing Orders' means that all the shares of the Series are the subject of Submitted Hold Orders or that the number of shares of the Series that are the subject of Submitted Buy Orders by Potential Holders specifying one or more rates equal to or less than the Maximum Rate exceeds or equals the sum of (A) the number of shares of the Series that are subject of Submitted Hold/Sell Orders by Existing Holders specifying one or more rates higher than the Maximum Rate and (B) the number of shares of the Series that are subject to Submitted Sell Orders.



        'Winning Bid Rate' means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of shares of the Series which, when added to the number of shares of the Series to be purchased by the Potential Holders described in clause (B) above and the number of shares of the Series subject to Submitted Hold Orders, would be equal to the number of shares of the Series.



    2. Orders.



    (a) On or prior to the Submission Deadline on each Auction Date for shares of the Series:



        (i) each Beneficial Owner of shares of the Series may submit to its Broker-Dealer by telephone or otherwise information as to:



           (A) the number of Outstanding shares, if any, of the Series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for such shares for the next succeeding Dividend Period of such shares;



           (B) the number of Outstanding shares, if any, of the Series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for such shares for the next succeeding Dividend Period of such shares will be less than the rate per annum specified by such Beneficial Owner; and/or



           (C) the number of Outstanding shares, if any, of the Series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for such shares for the next succeeding Dividend Period of such shares; and



        (ii) each Broker-Dealer, using lists of Potential Beneficial Owners, will in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of the Series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for such shares for the next succeeding Dividend Period of such shares will not be less than the rate per annum specified by such Potential Beneficial Owner.



        For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an 'Order' and collectively as 'Orders' and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a 'Bidder' and collectively as 'Bidders'; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a 'Hold Order' and collectively as 'Hold Orders'; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a 'Bid' and collectively as 'Bids'; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a 'Sell Order' and collectively as 'Sell Orders.'



    (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of the Series subject to an Auction on any Auction Date will constitute an irrevocable offer to sell:



           (A) the number of Outstanding shares of the Series specified in such Bid if the Applicable Rate for shares of the Series determined on such Auction Date will be less than the rate specified therein;



           (B) such number or a lesser number of Outstanding shares of the Series to be determined as set forth in clause (iv) of paragraph (a) of
       Section 5 of this Part II if the Applicable Rate for such shares determined on such Auction Date will be equal to the rate specified therein; or



           (C) the number of Outstanding shares of the Series specified in such Bid if the rate specified therein will be higher than the Maximum Rate for such shares, or such number or a lesser number of Outstanding shares of the Series to be determined as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if the rate specified therein will be higher than the Maximum Rate for such shares and Sufficient Clearing Bids for such shares do not exist.



        (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of the Series subject to an Auction on any Auction Date will constitute an irrevocable offer to sell:



           (A) the number of Outstanding shares of the Series specified in such Sell Order; or



           (B) such number or a lesser number of Outstanding shares of the Series as set forth in clause (iii) of paragraph (b) of Section 5 of this
       Part II if Sufficient Clearing Bids for such shares do not exist;



       provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of the Series will not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 3 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Corporation) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.



        (iii) A Bid by a Potential Holder of shares of the Series subject to an Auction on any Auction Date will constitute an irrevocable offer to purchase:



           (A) the number of Outstanding shares of the Series specified in such Bid if the Applicable Rate for such shares determined on such Auction Date will be higher than the rate specified therein; or



           (B) such number or a lesser number of Outstanding shares of the Series as set forth in clause (v) of paragraph (a) of Section 5 of this
       Part II if the Applicable Rate for such shares determined on such Auction Date will be equal to the rate specified therein.



    (c) No Order for any number of shares of the Series other than whole shares will be valid.



    3. Submission of Orders by Broker-Dealers to Auction Agent.



    (a) Each Broker-Dealer will submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of the Series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Corporation) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and will specify with respect to each Order for such shares:

        (i) the name of the Bidder placing such Order (which will be the Broker-Dealer unless otherwise permitted by the Corporation);



        (ii) the aggregate number of shares of the Series that are the subject of such Order;



        (iii) to the extent that such Bidder is an Existing Holder of such shares:



           (A) the number of shares, if any, of the Series subject to any Hold Order of such Existing Holder;



           (B) the number of shares, if any, of the Series subject to any Bid of such Existing Holder and the rate specified in such Bid; and



           (C) the number of shares, if any, of the Series subject to any Sell Order of such Existing Holder; and



        (iv) to the extent such Bidder is a Potential Holder of such shares, the rate and number of such shares specified in such Potential Holder's Bid.



    (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate up to the next highest one thousandth (.001) of 1%.



    (c) If an Order or Orders covering all of the Outstanding shares of the Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent will deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of the Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of the Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 91 Dividend Period days, the Auction Agent will deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of the Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.



    (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of the Series subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:



        (i) all Hold Orders for shares of the Series will be considered valid, but only up to and including in the aggregate the number of Outstanding shares of the Series held by such Existing Holder, and if the number of shares of the Series subject to such Hold Orders exceeds the number of Outstanding shares of the Series held by such Existing Holder, the number of shares subject to each such Hold Order will be reduced pro rata to cover the number of Outstanding shares of the Series held by such Existing Holder;



        (ii) (A) any Bid for shares of the Series will be considered valid up to and including the excess of the number of Outstanding shares of the Series held by such Existing Holder over the number of shares of the Series subject to any Hold Orders referred to in clause (i) above;



           (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of the Series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of the Series subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares of the Series subject to each Bid with the same rate will be reduced pro rata to cover the number of shares of the Series equal to such excess;



           (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of the Series is submitted to the Auction Agent with different rates, such Bids will be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

           (D) in any such event, the number, if any, of such Outstanding shares of the Series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) will be treated as the subject of a Bid for shares of the Series by or on behalf of a Potential Holder at the rate therein specified; and



        (iii) all Sell Orders for shares of the Series will be considered valid up to and including the excess of the number of Outstanding shares of the Series held by such Existing Holder over the sum of shares of the Series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.



    (e) If more than one Bid for one or more shares of the Series is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted will be a separate Bid with the rate and number of shares therein specified.



    (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, will be irrevocable.



    4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.



    (a) Not earlier than the Submission Deadline on each Auction Date for shares of the Series, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of the Series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a 'Submitted Hold Order,' a 'Submitted Bid' or a 'Submitted Sell Order,' as the case may be, or as a 'Submitted Order' and collectively as 'Submitted Hold Orders,' 'Submitted Bids' or 'Submitted Sell Orders,' as the case may be, or as 'Submitted Orders') and will determine for the Series:



        (i) the excess of the number of Outstanding shares of the Series over the number of Outstanding shares of the Series subject to Submitted Hold Orders (such excess being hereinafter referred to as the 'Available Shares of the Series');



        (ii) from the Submitted Orders for shares of the Series whether:



           (A) the number of Outstanding shares of the Series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate (for all Dividend Periods) for shares of the Series; exceeds or is equal to the sum of



           (B) the number of Outstanding shares of the Series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate (for all Dividend Periods) for shares of the Series; and



           (C) the number of Outstanding shares of the Series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of the Series in subclauses (B) and (C) above is zero because all of the Outstanding shares of the Series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as 'Sufficient Clearing Bids' for shares of the Series); and



        (iii) if Sufficient Clearing Bids for shares of the Series exist, the lowest rate specified in such Submitted Bids (the 'Winning Bid Rate' for shares of the Series) which if:



           (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of the Series that are subject to such Submitted Bids; and



           (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of the Series which, when added to the number of Outstanding shares of the Series to be purchased by such

       Potential Holders described in subclause (B) above, would equal not less than the Available Shares of the Series.



    (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 4, the Auction Agent will advise the Corporation of the Maximum Rate for shares of the Series for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of the Series for the next succeeding Dividend Period thereof as follows:



        (i) if Sufficient Clearing Bids for shares of the Series exist, that the Applicable Rate for all shares of the Series for the next succeeding Dividend Period thereof will be equal to the Winning Bid Rate for shares of the Series so determined;



        (ii) if Sufficient Clearing Bids for shares of the Series do not exist (other than because all of the Outstanding shares of the Series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of the Series for the next succeeding Dividend Period thereof will be equal to the Maximum Rate for shares of the Series; or



        (iii) if all of the Outstanding shares of the Series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of the Series for the next succeeding Dividend Period thereof will be 90% of the Reference Rate.



    5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation. Existing Holders will continue to hold the shares of the Series that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders will be accepted or rejected by the Auction Agent and the Auction Agent will take such other action as set forth below:



    (a) If Sufficient Clearing Bids for shares of the Series have been made, all Submitted Sell Orders with respect to shares of the Series will be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 5, Submitted Bids with respect to shares of the Series will be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of the Series will be rejected:



        (i) Existing Holders' Submitted Bids for shares of the Series specifying any rate that is higher than the Winning Bid Rate for shares of the Series will be accepted, thus requiring each such Existing Holder to sell the shares of the Series subject to such Submitted Bids;



        (ii)Existing Holders' Submitted Bids for shares of the Series specifying any rate that is lower than the Winning Bid Rate for shares of the Series will be rejected, thus entitling each such Existing Holder to continue to hold the shares of the Series subject to such Submitted Bids;



        (iii) Potential Holders' Submitted Bids for shares of the Series specifying any rate that is lower than the Winning Bid Rate for shares of the Series will be accepted;



        (iv) each Existing Holder's Submitted Bid for shares of the Series specifying a rate that is equal to the Winning Bid Rate for shares of the Series will be rejected, thus entitling such Existing Holder to continue to hold shares of the Series subject to such Submitted Bid, unless the number of Outstanding shares of the Series subject to all such Submitted Bids will be greater than the number of shares of the Series ('Remaining Shares') in the excess of the Available Shares of the Series over the number of shares of the Series subject to Submitted Bids described in clauses (ii) and
    (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder will be rejected in part, and such Existing Holder will be entitled to continue to hold shares of the Series subject to such Submitted Bid, but only in an amount equal to the shares of the Series obtained by multiplying the number of remaining shares by a fraction, the numerator of which will be the number of Outstanding shares of the Series held by such Existing Holder subject to such Submitted Bid and the denominator of which will be the aggregate number of Outstanding shares of the Series subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of the Series; and

        (v) each Potential Holder's Submitted Bid for shares of the Series specifying a rate that is equal to the Winning Bid Rate for shares of the Series will be accepted but only in an amount equal to the number of shares of the Series obtained by multiplying the number of shares in the excess of the Available Shares of the Series over the number of shares of the Series subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which will be the number of Outstanding shares of the Series subject to such Submitted Bid and the denominator of which will be the aggregate number of Outstanding shares of the Series subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of the Series.



    (b) If Sufficient Clearing Bids for shares of the Series have not been made (other than because all of the Outstanding shares of the Series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this
Section 5, Submitted Orders for shares of the Series will be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of the Series will be rejected:



        (i) Existing Holders' Submitted Bids for shares of the Series specifying any rate that is equal to or lower than the Maximum Rate for shares of the Series will be rejected, thus entitling such Existing Holders to continue to hold the shares of the Series subject to such Submitted Bids;



        (ii)Potential Holders' Submitted Bids for shares of the Series specifying any rate that is equal to or lower than the Maximum Rate for shares of the Series will be accepted; and



        (iii) Each Existing Holder's Submitted Bid for shares of the
    Series specifying any rate that is higher than the Maximum Rate for shares of the Series and the Submitted Sell Orders for shares of the Series of each Existing Holder will be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of the Series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of the Series obtained by multiplying the number of shares of the Series subject to Submitted Bids described in clause
    (ii) of this paragraph (b) by a fraction, the numerator of which will be the number of Outstanding shares of the Series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which will be the aggregate number of Outstanding shares of the Series subject to all such Submitted Bids and Submitted Sell Orders.



    (c) If all of the Outstanding shares of the Series are subject to Submitted Hold Orders, all Submitted Bids for such shares of the Series will be rejected.



    (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of the Series on any Auction Date, the Auction Agent will, in such manner as it will determine in its sole discretion, round up or down the number of shares of the Series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date will be whole shares of the Series.



    (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 5 any Potential Holder would be entitled or required to purchase less than a whole share of the Series on any Auction Date, the Auction Agent will, in such manner as it will determine in its sole discretion, allocate shares of the Series for purchase among Potential Holders so that only whole shares of the Series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing shares of the Series on such Auction Date.



    (f) Based on the results of each Auction for shares of the Series, the Auction Agent will determine the aggregate number of shares of the Series to be purchased and the aggregate number of shares of the Series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they will deliver, or from which other Potential Holder(s) or Existing Holder(s) they will receive, as the case may be, shares of the Series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of the Series with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of the Series that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part will constitute good delivery to such Potential Holders and Potential Beneficial Owners.



    (g) Neither the Corporation nor the Auction Agent nor any affiliate of either will have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver any shares of the Series or to pay for shares of the Series sold or purchased pursuant to the Auction Procedures or otherwise.



    6. Transfer of Shares of the Series. Unless otherwise permitted by the Corporation, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of the Series only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of shares of the Series from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer will not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Corporation) to whom such transfer is made will advise the Auction Agent of such transfer.



    7. Force Majeure.



    (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive Business Days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any reason, then the Applicable Rate for the next Dividend Period will be the Applicable Rate determined on the previous Auction Date, provided that, if the New York Stock Exchange is closed for such reason for three or less than three consecutive Business Days, then the Applicable Rate for the next Dividend Period will be the Applicable Rate determined by Auction on the first Business Day following such Auction Date.



    (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive Business Days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:



        (i) the Dividend Payment Date for the affected Dividend Period will be the next Business Day on which the Corporation and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;



        (ii) the affected Dividend Period will end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

        (iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.



                         [Remainder of page left blank]

    IN WITNESS WHEREOF, COHEN & STEERS REIT AND UTILITY INCOME FUND, INC. has caused these presents to be signed in its name and on its behalf by its President and Chief Executive Officer and witnessed by its Secretary as of this
   day of       , 2006.



WITNESS:



By:  ...........................................................................
   Name: Lawrence B. Stoller
   Title: Secretary



                                          COHEN & STEERS REIT AND UTILITY
                                          INCOME FUND, INC.



                                          By:  .................................
                                            Name: Adam M. Derechin
                                            Title: President and Chief Executive
                                                   Officer



    THE UNDERSIGNED, President of the COHEN & STEERS REIT AND UTILITY INCOME FUND, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary hereby acknowledges the foregoing Articles Supplementary to be the corporate act of the Corporation and hereby certifies to the best of his knowledge, information, and belief that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.



                                          .....................................
                                          Name: Adam M. Derechin
                                          Title: President and Chief Executive
                                          Officer

                                     PART C

                               OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1) Financial Statements


  Part A -- Financial Highlights for the period January 30, 2004 through December 31, 2004 (audited)
         -- Financial Highlights for the 11 months ended
         November 30, 2005 (unaudited)
  Part B -- Report of Independent Registered Public Accounting Firm
         -- Schedule of Investments, as of December 31, 2004
         (audited)
         -- Statement of Assets and Liabilities, as of December 31,
         2004 (audited)
         -- Statement of Operations, for the period January 30, 2004 through December 31, 2004 (audited)
         -- Statement of Changes in Net Assets Applicable to Common
         Shares, for the period January 30, 2004 through
            December 31, 2004 (audited)
         -- Financial Highlights for the period January 30, 2004 through December 31, 2004 (audited)
         -- Notes to Financial Statements (audited)
         -- Schedule of Investments, as of November 30, 2005
         (unaudited)
         -- Statement of Assets and Liabilities, as of November 30,
         2005 (unaudited)
         -- Statement of Operations, for the 11 months ended November
         30, 2005 (unaudited)
         -- Statement of Changes in Net Assets Applicable to Common
         Shares, for the 11 months ended November 30, 2005
            (unaudited)
         -- Financial Highlights for the period January 30, 2004 through December 31, 2004 (audited) and for the 11 months ended November 30, 2005 (unaudited)
         -- Notes to Financial Statements (unaudited)


    All other financial statements, schedules and historical financial information are omitted because the conditions requiring their filing do not exist.

2) Exhibits


  (a)  -- Articles of Incorporation(1)
  (b)  -- By-Laws(1)
  (c)  -- Not Applicable
  (d)  -- (i) Articles of Amendment to Articles Supplementary
         Creating Series M7, Series T7, Series W7, Series TH7,
         Series F7 and Series F28 AMPS*
       -- (ii) Articles of Amendment to Articles Supplementary
         Creating Series W28 AMPS*
       -- (iii) Form of Articles Supplementary Creating Series M28
         AMPS*
       -- (iv) The Specimen Certificate for Series M28 AMPS*
  (e)  -- Form of Dividend Reinvestment Plan(2)
  (f)  -- Not Applicable
  (g)  -- (i) Form of Investment Management Agreement(2)
       -- (ii) Not Applicable
  (h)  -- Form of Purchase Agreement*
  (i)  -- Not Applicable
  (j)  -- Form of Custodian Agreement(2)
  (k)  -- (i) Form of Transfer Agency, Registrar and Dividend
         Disbursing Agency Agreement*
       -- (ii) Form of Administration Agreement between the Fund
         and the Investment Manager(2)
       -- (iii) Form of Administration Agreement between the Fund and State Street Bank and Trust Company(2)
       -- (iv) Form of Auction Agency Agreement between the Fund
         and the Bank of New York*
       -- (v) Form of Broker-Dealer Agreement*
  (l)  -- (i) Opinion and Consent of Simpson Thacher & Bartlett
         LLP*
       -- (ii) Opinion and Consent of Venable LLP*
  (m)  -- Not Applicable

  (n)  -- Consent of Independent Registered Public Accounting Firm*
  (o)  -- Not Applicable
  (p)  -- Not Applicable
  (q)  -- Not Applicable
  (r)  -- (i) Code of Ethics of the Fund(2)
       -- (ii) Code of Ethics of Investment Manager(2)
  (s) -- Powers of Attorney of Martin Cohen, Robert H. Steers, Gregory Clark, Bonnie Cohen, George Grossman, Richard E. Kroon, Richard J. Norman, Frank K. Ross, William H. Smith Jr. and C. Edward Ward, Jr.*


---------

*  Filed herewith


(1) Incorporated by reference to the Fund's Registration Statement (File Nos. 333-109441 and 811-21437), filed October 3, 2003.


(2) Incorporated by reference to Amendment No. 2 to the Fund's Registration Statement (File Nos. 333-109441 and 811-21437), filed December 19, 2003.



ITEM 26. MARKETING ARRANGEMENTS

    See Exhibit 2(h).

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:


SEC Registration fees.......................................  $  5,885
Printing and engraving expenses*............................  $ 90,000
Auditing fees and expenses*.................................  $ 50,000
Legal fees and expenses*....................................  $160,000
S&P and Moody's initial costs...............................  $ 37,000
Miscellaneous*..............................................  $  1,000
                                                              --------
    Total*..................................................  $343,885
                                                              --------
                                                              --------


---------

* Estimated.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES


    Set forth below is the number of record holders as of February 1, 2006, of each class of securities of the Registrant:



                                                                NUMBER OF
                       TITLE OF CLASS                         RECORD HOLDERS
                       --------------                         --------------
Common Shares...............................................         90
Series M7 AMPS, par value $.001 per share...................      3,360
Series T7 AMPS, par value $.001 per share...................      3,360
Series W7 AMPS, par value $.001 per share...................      3,360
Series TH7 AMPS, par value $.001 per share..................      3,360
Series F7 AMPS, par value $.001 per share...................      3,360
Series T28 AMPS, par value $.001 per share..................      3,000
Series W28 AMPS, par value $.001 per share..................      3,000
Series F28 AMPS, par value $.001 per share..................      3,000
Series M28 AMPS, par value $.001 per share..................       none

ITEM 30. INDEMNIFICATION


    It is the Registrant's policy to indemnify its directors and officers to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article NINTH of Registrant's Articles of Incorporation, and Article VIII of the Registrant's By-Laws. The liability of the Registrant's directors and officers is dealt with in Article NINTH of Registrant's Articles of Incorporation. The liability of Cohen & Steers Capital Management, Inc., the Registrant's investment manager (the 'Investment Manager'), for any loss suffered by the Registrant or its stockholders is set forth in Section 5 of the Investment Management Agreement.



    The Registrant has agreed to indemnify the Underwriters of the Registrant's AMPS to the extent set forth in Exhibit 2(h).


    Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against the Company by the directors or officers in connection with the shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

    The descriptions of the Investment Manager under the caption 'Management of the Fund' in the prospectus and in the Statement of Additional Information, respectively, constituting Parts A and B, respectively, of this registration statement are incorporated by reference herein.

    The following is a list of the Directors and Officers of the Investment Manager. None of the persons listed below has had other business connections of a substantial nature during the past two fiscal years.


               NAME                                  TITLE
               ----                                  -----
Robert H. Steers.....................  Co-Chairman and Co-Chief Executive Officer, Director
Martin Cohen.........................  Co-Chairman and Co-Chief Executive Officer, Director
Joseph M. Harvey.....................  President
Adam Derechin........................  Chief Operating Officer
John J. McCombe......................  Executive Vice President
Douglas R. Bond......................  Executive Vice President
James S. Corl........................  Executive Vice President
Lawrence B. Stoller..................  Executive Vice President and General Counsel
Matthew S. Stadler...................  Executive Vice President and Chief Financial Officer
William F. Scapell...................  Senior Vice President, Director of Fixed Income Investments
Robert Becker........................  Senior Vice President
Thomas Bohjalian.....................  Senior Vice President
David Oakes..........................  Senior Vice President
William J. Frischling................  Senior Vice President
Jay J. Chen..........................  Senior Vice President
Victor M. Gomez......................  Senior Vice President -- Chief Accounting Officer
Richard E. Helm......................  Senior Vice President
Norbert Berrios......................  Senior Vice President
Anthony Dotro........................  Senior Vice President
Mark Freed...........................  Vice President
Robert Tisler........................  Vice President
Terrance R. Ober.....................  Vice President
Hoyt Peters..........................  Vice President
John McLean..........................  Vice President and Associate General Counsel


                                                        (continued on next page)

(continued from previous page)


                NAME                                              TITLE
                ----                                              -----
Salvatore Rappa......................  Senior Vice President and Associate General Counsel
Blair Lewis..........................  Vice President
Scott Collins........................  Vice President
John Cheigh..........................  Vice President
Derek Cheung.........................  Vice President
Sandra Morgan........................  Vice President
Ben Morton...........................  Vice President
Pascal van Garderen..................  Vice President
Elaine Zaharis-Nikas.................  Vice President
Frank Zukowski.......................  Vice President
Matthew Karcic.......................  Vice President
Lisa Phelan..........................  Vice President
Luis Polit...........................  Vice President
Ted Valenti..........................  Vice President


    Cohen & Steers Capital Management, Inc. acts as Investment Manager of, in addition to the Registrant, the following registered investment companies:

    Cohen & Steers Advantage Income Realty Fund, Inc.

    Cohen & Steers Dividend Majors Fund, Inc.


    Cohen & Steers Dividend Value Fund, Inc.


    Cohen & Steers Institutional Realty Shares, Inc.

    Cohen & Steers International Realty Fund, Inc.

    Cohen & Steers Realty Income Fund, Inc.

    Cohen & Steers Premium Income Realty Fund, Inc.

    Cohen & Steers Quality Income Realty Fund, Inc.

    Cohen & Steers Realty Shares, Inc.

    Cohen & Steers REIT and Preferred Income Fund, Inc.

    Cohen & Steers Select Utility Fund, Inc.

    Cohen & Steers Realty Focus Fund, Inc.

    Cohen & Steers Total Return Realty Fund, Inc.

    Cohen & Steers Utility Fund, Inc.

    Cohen & Steers VIF Realty Fund, Inc.

    Cohen & Steers Worldwide Realty Income Fund, Inc.

    American Skandia Trust -- AST Cohen & Steers Realty Portfolio

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS


    The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant's Administrator and Custodian, State Street Bank and Trust Company. All other records so required to be maintained will be maintained at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017.


ITEM 33. MANAGEMENT SERVICES

    Not applicable.

ITEM 34. UNDERTAKINGS

    (1) Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

    (2) Not applicable.

    (3) Not applicable.

    (4) Not applicable.

    (5) Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of the registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the registration statement as of the time it was declared effective.

    Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

    (6) Registrant undertakes to send by first-class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act and the 1940 Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 15th day of February, 2006.


                                          COHEN & STEERS REIT AND UTILITY
                                          INCOME FUND, INC.


                                          By:          /s/ ADAM DERECHIN
                                              ..................................
                                                        ADAM DERECHIN
                                                          PRESIDENT


    Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.



                SIGNATURE                                TITLE                          DATE
                ---------                                -----                          ----

        By:      /s/ ADAM DERECHIN          President and Chief Executive Officer  February 15, 2006
 ..........................................   (Principal Executive Officer)
              (ADAM DERECHIN)

        By:        /s/ JAY J. CHEN          Treasurer (Principal Financial and     February 15, 2006
 .........................................    Accounting Officer)
              (JAY J. CHEN)

        By:       /s/ MARTIN COHEN          Co-Chairman and Director               February 15, 2006
 .........................................
              (MARTIN COHEN)

       By:     /s/ ROBERT H. STEERS         Co-Chairman and Director               February 15, 2006
 .........................................
            (ROBERT H. STEERS)

                     *                      Director                               February 15, 2006
 .........................................
              (BONNIE COHEN)

                     *                      Director                               February 15, 2006
 .........................................
            (GEORGE GROSSMAN)

                     *                      Director                               February 15, 2006
 .........................................
            (RICHARD E. KROON)

                     *                      Director                               February 15, 2006
 .........................................
           (RICHARD J. NORMAN)

                     *                      Director                               February 15, 2006
 .........................................
             (FRANK K. ROSS)

                     *                      Director                               February 15, 2006
 .........................................
          (WILLARD H. SMITH JR.)

                     *                      Director                               February 15, 2006
 .........................................
          (C. EDWARD WARD, JR.)

        *By:      /s/ MARTIN COHEN
 .........................................
               MARTIN COHEN
            ATTORNEY-IN-FACT**



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*Powers of Attorney filed herewith.

                           STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as....................   'r'
The division sign shall be expressed as..................................  [div]
Characters normally expressed as superscript shall be preceded by........   'pp'